UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna 1345 Avenue of the Americas, New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2010

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.

1. Report to Shareholders

Allianz Funds Semiannual Report

DECEMBER 31, 2009

Domestic Stock Funds

Share Classes

Institutional
Administrative

VALUE STOCK FUNDS

Allianz NFJ Large-Cap Value Fund

Allianz NFJ Dividend Value Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ All-Cap Value Fund

Allianz NFJ Small-Cap Value Fund

INCOME & EQUITY FUNDS

Allianz NACM Income and Growth Fund

GROWTH STOCK FUNDS

Allianz CCM Focused Growth Fund

Allianz RCM Large-Cap Growth Fund

Allianz RCM Strategic Growth Fund

Allianz OCC Growth Fund

Allianz NACM Growth Fund

Allianz CCM Capital

Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz RCM Mid-Cap Fund

Allianz OCC Target Fund

Allianz NACM Mid-Cap Growth Fund

Allianz OCC Opportunity Fund

Allianz CCM Emerging Companies Fund

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		40
Benchmark Descriptions		42
Schedule of Investments		44
Statements of Assets and Liabilities		72
Statements of Operations		78
Statements of Changes in Net Assets		82
Financial Highlights		88
Notes to Financial Statements		142

FUND	Fund Summary	Schedule of Investments

Allianz CCM Capital Appreciation Fund	4	44
Allianz CCM Emerging Companies Fund	6	45
Allianz CCM Focused Growth Fund	8	47
Allianz CCM Mid-Cap Fund	10	48
Allianz NACM Growth Fund	12	49
Allianz NACM Income and Growth Fund	14	50
Allianz NACM Mid-Cap Growth Fund	16	54
Allianz NFJ All-Cap Value Fund	18	55
Allianz NFJ Dividend Value Fund	20	56
Allianz NFJ Large-Cap Value Fund	22	57
Allianz NFJ Mid-Cap Value Fund	24	58
Allianz NFJ Small-Cap Value Fund	26	59
Allianz OCC Growth Fund	28	61
Allianz OCC Opportunity Fund	30	62
Allianz OCC Target Fund	32	63
Allianz RCM Large-Cap Growth Fund	34	64
Allianz RCM Mid-Cap Fund	36	66
Allianz RCM Strategic Growth Fund	38	68

A Word About Risk: Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to the Fund’s prospectus for complete details.

2	Allianz Funds

President’s Letter

Dear Shareholder:

Please find enclosed the semiannual report for Allianz Funds for the fiscal six-month period ended December 31, 2009.

U.S. stocks advanced steadily through the six-month reporting period continuing a solid rally that began in March and led to double-digit gains for most classes of stocks for 2009. Growth and value stocks, large-caps and small-caps, and stock averages in every sector advanced as government-supplied liquidity worldwide restored financial markets and contributed to a widespread recovery in the prices of financial assets. The Standard & Poor’s 500 Index of U.S. stocks returned 22.59% for the six-month reporting period. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, returned 23.03%. Its counterpart, the Russell 1000 Value Index, posted a 23.23% return. Small-cap stocks, as represented by the Russell 2000 Index, returned 23.90% during the six-month period ended December 31, 2009.

The Federal Reserve held benchmark interest rates to a low target range of 0% to 0.25% and pursued other initiatives designed to inject liquidity into the financial system. Under its policy of “quantitative easing,” the U.S. monetary authority purchased large amounts of securities (such as mortgage-backed securities and U.S. Treasuries) from commercial banks to encourage lending to consumers and businesses.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107 (Class A, B, C, D and R shares) or 1-800-498-5413 (Institutional, Administrative and Class P shares). In addition, a wide range of information and resources is available on our Website at: www.allianzinvestors.com.

Thank you for the confidence you have placed in us. We look forward to continuing to serve your investment needs.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 18, 2010

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Semiannual Report	December 31, 2009	3

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

• Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of $3 billion or more that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria).

• The Fund advanced strongly during the reporting period, yet underperformed its benchmark, the Russell 1000 Growth Index. In absolute terms, the Fund’s holdings in the technology and consumer discretionary sectors fueled gains. Relative to its benchmark, an underweight position and stock selection decisions in the financials sector contributed to underperformance as did selections among healthcare and consumer staples companies. Stock picks in the technology, consumer discretionary and materials sectors contributed positively to relative performance.

• U.S. stocks advanced through the reporting period, extending a rally that began in March 2009 and brought an 18-month bear market to an end. Government-supplied liquidity served to buoy prices of financial assets and among large-cap growth stocks. Rebounding technology stocks led the market advance.

• Among financials, shares of financial holding company Northern Trust fell on disappointing quarterly reports. Shares of insurance and 401(k) specialist Principal Financial fell on forecasts of 2010 profits that would fall below analyst expectations.

• Among healthcare stocks, uncertainty resulting from public debate over the provision of health services in the U.S. suppressed returns. Shares of medical laboratory operator Quest Diagnostics declined during the reporting period on concerns of slowing profit growth and expectations that lab operators may get lower prices for their services next year due to an expected cut in Medicare payment rates. In this environment, the Fund’s positions in health benefits provider Wellpoint and medical devices maker Boston Scientific also declined.

• In the consumer discretionary sector, specialty coffee maker Starbucks lifted its fiscal 2010 earnings outlook on improving same-store sales trends and cost-savings efforts. In light of the slowdown in consumer spending, the coffee retailer shut hundreds of stores over the past year, overhauled its food menu, rolled out its own brand of instant coffee and fine-tuned prices in specific markets.

•  In technology, shares of semiconductor developers Marvell Technology and Micron Technology rose during the reporting period on reports of surging demand for chips. Marvell reported higher sales in multiple end markets and twice raised its revenue guidance above analysts’ estimates.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Class A	20.90%	22.44%	–0.95%	–0.52%	8.45%
Allianz CCM Capital Appreciation Fund Class A (adjusted)	14.25%	15.71%	–2.06%	–1.08%	8.12%
Allianz CCM Capital Appreciation Fund Class B	20.39%	21.52%	–1.69%	–1.04%	8.14%
Allianz CCM Capital Appreciation Fund Class B (adjusted)	15.39%	16.52%	–2.03%	–1.04%	8.14%
Allianz CCM Capital Appreciation Fund Class C	20.43%	21.56%	–1.68%	–1.26%	7.64%
Allianz CCM Capital Appreciation Fund Class C (adjusted)	19.43%	20.56%	–1.68%	–1.26%	7.64%
Allianz CCM Capital Appreciation Fund Class D	20.96%	22.52%	–0.94%	–0.52%	8.45%
Allianz CCM Capital Appreciation Fund Class R	20.76%	22.09%	–1.20%	–0.83%	8.07%
Allianz CCM Capital Appreciation Fund Class P	21.09%	22.78%	–0.66%	–0.24%	8.74%
Allianz CCM Capital Appreciation Fund Institutional Class	21.14%	22.93%	–0.55%	–0.13%	8.85%
Allianz CCM Capital Appreciation Fund Administrative Class	21.07%	22.71%	–0.79%	–0.34%	8.60%
Russell 1000 Growth Index	23.03%	37.21%	1.63%	–3.99%	7.09%
S&P 500 Index	22.59%	26.46%	0.42%	–0.95%	8.11%
Lipper Multi-Cap Growth Funds Average	22.96%	38.12%	1.59%	–1.91%	8.54%

† The Fund commenced operations on 03/08/91. Lipper comparisons began on 02/28/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.84% for Class P shares, 0.77% for Institutional Class shares and 1.02% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

4	Allianz Funds

Allianz CCM Capital Appreciation Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Computers & Peripherals	10.2%
Software	6.2%
Semiconductors & Semiconductor Equipment	5.2%
Life Sciences Tools & Services	4.6%
Capital Markets	4.4%
Health Care Providers & Services	3.6%
Biotechnology	3.6%
Communications Equipment	3.6%
Other	55.8%
Cash & Equivalents — Net	2.8%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,209.00	$1,203.90	$1,204.30	$1,209.60	$1,207.60	$1,210.90	$1,211.40	$1,210.70
Expenses Paid During Period	$6.12	$10.28	$10.28	$6.13	$7.51	$4.57	$3.90	$5.29

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,019.66	$1,015.88	$1,015.88	$1,019.66	$1,018.40	$1,021.07	$1,021.68	$1,020.42
Expenses Paid During Period	$5.60	$9.40	$9.40	$5.60	$6.87	$4.18	$3.57	$4.84

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.10% for Class A, 1.85% for Class B, 1.85% for Class C, 1.10% for Class D, 1.35% for Class R, 0.82% for Class P, 0.70% for Institutional Class and 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	5

Allianz CCM Emerging Companies Fund

(Unaudited)

Portfolio Insights

• Allianz CCM Emerging Companies Fund seeks long-term growth of capital by normally investing at least 65% of its assets in common stocks of U.S. companies with smaller market capitalizations (which the portfolio management team currently defines as companies with market capitalizations of at least $100 million and at or below the highest market capitalization of companies represented in the Russell 2000 Index) that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria).

• The Fund advanced strongly during the reporting period, yet underperformed its benchmark, the Russell 2000 Growth Index. In absolute terms, the Fund’s holdings in the technology and consumer discretionary sectors fueled gains. Stock selection decisions among energy and consumer discretionary companies contributed to the Fund’s underperformance of its benchmark. Stock selections in the materials and telecommunications sectors benefited performance compared to its benchmark.

• U.S. stocks advanced through the reporting period, extending a rally that began in March 2009 and brought an 18-month bear market to an end. Government-supplied liquidity served to buoy prices of financial assets and among small-cap growth stocks rebounding technology stocks led the market advance.

• In the energy sector, shares of Geokinetics fell as the company reported disappointing earnings from weak demand in several key markets. The company provides seismic data services to exploration and production companies in the oil and natural gas business. Improved operating efficiencies enabled the company to work through its 2009 order backlog faster than expected, creating a lull in activity in the closing periods. Matrix Services saw its stock price decline during the reporting period as the company reported a decline in net income from lower sales. The company provides maintenance services to companies in energy industries.

• In the consumer discretionary sector, shares of Youbet.com fell after the online horse racing and betting company reported a decline in earnings, missing analysts’ expectations. Analysts said the company’s results provided another indication the gambling industry may still be hurting from lower consumer spending during the recession. The Fund’s positions in media companies CKX and Dolan Media weakened with reductions in advertising and promotional spending as a result of the global recession.

• Among materials holdings, Omnova Solutions, a chemicals company that makes wall coverings and polymers, rose on reports of continued strong year-over-year earnings. Shares of paper packaging products maker Boise Inc. rose on the company’s moderating costs as well as strong demand in its core office papers and agricultural-based packaging products.

• In the telecommunications sector, shares of iPCS Wireless rose during the reporting period with the announcement by Sprint Nextel that it had received the regulatory approvals necessary to complete its acquisition of the wireless company.

Average Annual Total Return for the period ended December 31, 2009

	6 months*	1 Year	5 Year	10 Year	Fund Inception† (06/25/93)
Allianz CCM Emerging Companies Fund Institutional Class	17.93%	29.02%	–2.89%	5.07%	9.62%
Allianz CCM Emerging Companies Fund Administrative Class	17.66%	28.64%	–3.15%	4.81%	9.35%
Russell 2000 Growth Index	20.75%	34.47%	0.87%	–1.37%	5.23%
Lipper Small-Cap Growth Funds Average	22.04%	36.20%	0.23%	–0.18%	7.03%

† The Fund commenced operations on 06/25/93. Lipper comparisons began on 06/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.57% for Institutional Class shares and 1.82% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

6	Allianz Funds

Allianz CCM Emerging Companies Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Software	7.0%
Health Care Providers & Services	6.3%
Health Care Equipment & Supplies	5.4%
Communications Equipment	5.1%
Biotechnology	5.1%
Semiconductors & Semiconductor Equipment	4.6%
Food Products	4.1%
Electrical Equipment	4.0%
Other	58.5%
Cash & Equivalents — Net	(0.1)%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,179.30	$1,176.60
Expenses Paid During Period	$7.80	$9.16

	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,018.05	$1,016.79
Expenses Paid During Period	$7.22	$8.49

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.42% for Institutional Class and 1.67% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	7

Allianz CCM Focused Growth Fund

(Unaudited)

Portfolio Insights

• Allianz CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in the common stock of companies in the Russell 1000 Growth Index with a market capitalization of at least $100 million at the time of investment.

• The Fund delivered strong results during the reporting period, yet underperformed its benchmark the Russell 1000 Growth Index. In absolute terms, the Fund’s holdings in the technology and consumer discretionary sectors fueled gains. Selection decisions among industrials and technology companies detracted from performance relative to its benchmark. Stock selections in the consumer discretionary and energy sectors benefited returns compared to its benchmark.

• U.S. stocks advanced through the reporting period, extending a rally that began in March 2009 and brought an 18-month bear market to an end. Government supplied liquidity served to buoy prices of financial assets and among large-cap growth stocks. Rebounding technology stocks led the market advance.

• Among industrials, the Fund’s positions in the engineering company Fluor and the mining products company Joy Global detracted from returns. Fluor, the largest publicly traded U.S. engineering firm, announced slumping earnings and cut its full-year earnings forecast during the reporting period.

• In technology, shares of computer chip developer Marvell Technologies and computer storage company EMC helped fuel overall gains. However, holdings in the online auction site eBay detracted from performance compared to its benchmark as the companies underperformed sector leaders in software, data processing and online search services. Shares of eBay weakened during the reporting period when the company’s margins compressed as a result of acquisitions, dollar weakness and shifts in the company’s business to faster-growing but lower-margin markets.

• In the consumer discretionary sector, investors looked favorably on companies that adopted effective recession-combating measures. Shares of Polo Ralph Lauren advanced as the company beat earnings expectations on higher growth in international markets and the introductions of new product categories. Shares of luxury retailer Nordstrom advanced as the company appeared poised to weather a changing retail climate better than competitors. Nordstrom introduced a wide assortment of brands and product lines at a variety of price points. Specialty coffee maker Starbucks lifted its fiscal 2010 earnings outlook on improving same store sales and cost-savings efforts.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (08/31/99)
Allianz CCM Focused Growth Fund Class A	18.73%	26.60%	0.70%	–3.37%	–1.23%
Allianz CCM Focused Growth Fund Class A (adjusted)	12.20%	19.64%	–0.43%	–3.92%	–1.77%
Allianz CCM Focused Growth Fund Class C	18.33%	25.73%	–0.03%	–4.07%	–1.94%
Allianz CCM Focused Growth Fund Class C (adjusted)	17.33%	24.73%	–0.03%	–4.07%	–1.94%
Allianz CCM Focused Growth Fund Class D	18.77%	26.65%	0.70%	–3.37%	–1.22%
Allianz CCM Focused Growth Fund Class P	19.01%	26.88%	0.98%	–3.10%	–0.94%
Allianz CCM Focused Growth Fund Institutional Class	18.92%	27.14%	1.10%	–2.99%	–0.83%
Allianz CCM Focused Growth Fund Administrative Class	18.97%	26.83%	0.87%	–3.22%	–1.07%
Russell 1000 Growth Index	23.03%	37.21%	1.63%	–3.99%	–1.95%
Lipper Large-Cap Growth Funds Average	22.04%	35.08%	0.92%	–2.90%	–0.67%

† The Fund commenced operations on 08/31/99. Lipper comparisons began on 08/31/99.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.11% for Class D shares, 0.85% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

8	Allianz Funds

Allianz CCM Focused Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Computers & Peripherals	10.7%
Software	7.8%
Semiconductors & Semiconductor Equipment	5.2%
Pharmaceuticals	5.1%
Hotels, Restaurants & Leisure	5.1%
Health Care Providers & Services	5.0%
Internet Software & Services	5.0%
Capital Markets	4.8%
Other	48.7%
Cash & Equivalents — Net	2.6%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,187.30	$1,183.30	$1,187.70	$1,190.10	$1,189.20	$1,189.70
Expenses Paid During Period	$6.12	$10.24	$6.12	$4.58	$3.97	$5.41

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,019.61	$1,015.83	$1,019.61	$1,021.02	$1,021.58	$1,020.27
Expenses Paid During Period	$5.65	$9.45	$5.65	$4.23	$3.67	$4.99

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class C, 1.11% for Class D, 0.83% for Class P, 0.72% for Institutional Class and 0.98% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	9

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell Midcap Index.

•The Fund advanced strongly during the reporting period, yet underperformed its benchmark, the Russell Midcap Growth Index. In absolute terms, the Fund’s holdings in the technology and consumer discretionary sectors fueled gains. Relative to its benchmark, stock selection decisions in the industrials and technology sectors contributed most significantly to underperformance. Selections among consumer discretionary and energy sectors benefited returns compared to its benchmark.

•U.S. stocks advanced through the reporting period, extending a rally that began in March 2009 and brought an 18-month bear market to an end. Government supplied liquidity served to buoy prices of financial assets and among mid-cap growth stocks. Rebounding technology stocks led the market advance.

•In industrials, shares of General Cable Corp fell after the manufacturer of copper, aluminum and fiber-optic ware for communications and power transmission lowered its earnings forecasts and fundamentals weakened. As U.S. and European construction industries continued to stagnate and metals prices remained high, freight logistics company Con-way also lowered earnings guidance due to economic conditions that threatened earnings.

•Among technology stocks, shares of computer chip developer Marvell Technologies and the specialized data management company Salesforce.com helped fuel overall gains. The Fund’s holdings in ATM kiosk-maker NCR and Chinese Internet company Sohu weakened in soft economic conditions and detracted from performance compared to its benchmark.

•In the consumer discretionary sector, shares of companies that took recession-beating measures benefited the Fund. Shares of Guess rose as the company controlled costs and inventories tightly to protect profitability, resulting in record third quarter earnings and a significant improvement in cash flows. Shares of décor and housewares maker Williams Sonoma rose as the company lowered prices and costs, and reduced its workforce.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (08/26/91)
Allianz CCM Mid-Cap Fund Class A	20.62%	25.20%	–0.27%	2.23%	8.75%
Allianz CCM Mid-Cap Fund Class A (adjusted)	13.98%	18.31%	–1.40%	1.65%	8.42%
Allianz CCM Mid-Cap Fund Class B	20.13%	24.33%	–1.03%	1.69%	8.45%
Allianz CCM Mid-Cap Fund Class B (adjusted)	15.13%	19.33%	–1.34%	1.69%	8.45%
Allianz CCM Mid-Cap Fund Class C	20.20%	24.31%	–1.02%	1.47%	7.94%
Allianz CCM Mid-Cap Fund Class C (adjusted)	19.20%	23.31%	–1.02%	1.47%	7.94%
Allianz CCM Mid-Cap Fund Class D	20.59%	25.21%	–0.27%	2.24%	8.78%
Allianz CCM Mid-Cap Fund Class R	20.43%	24.92%	–0.52%	1.91%	8.40%
Allianz CCM Mid-Cap Fund Class P	20.83%	25.65%	0.03%	2.54%	9.08%
Allianz CCM Mid-Cap Fund Institutional Class	20.80%	25.70%	0.12%	2.63%	9.18%
Allianz CCM Mid-Cap Fund Administrative Class	20.65%	25.39%	–0.12%	2.37%	8.91%
Russell Midcap Growth Index	25.45%	46.29%	2.40%	–0.52%	8.31%
Lipper Mid-Cap Growth Funds Average	24.22%	40.40%	1.63%	0.11%	8.03%

† The Fund commenced operations on 08/26/91. Lipper comparisons began on 08/31/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.84% for Class P shares, 0.77% for Institutional Class shares and 1.02% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

10	Allianz Funds

Allianz CCM Mid-Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Software	7.7%
Specialty Retail	6.9%
Health Care Providers & Services	6.2%
Semiconductors & Semiconductor Equipment	5.0%
Electronic Equipment, Instruments & Components	4.8%
Capital Markets	4.2%
Energy Equipment & Services	3.8%
Life Sciences Tools & Services	3.6%
Other	55.7%
Cash & Equivalents — Net	2.1%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,206.20	$1,201.30	$1,202.00	$1,205.90	$1,204.30	$1,208.30	$1,208.00	$1,206.50
Expenses Paid During Period	$6.12	$10.26	$10.27	$6.17	$7.50	$4.56	$3.90	$5.28

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,019.66	$1,015.88	$1,015.88	$1,019.61	$1,018.40	$1,021.07	$1,021.68	$1,020.42
Expenses Paid During Period	$5.60	$9.40	$9.40	$5.65	$6.87	$4.18	$3.57	$4.84

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.10% for Class A, 1.85% for Class B, 1.85% for Class C, 1.11% for Class D, 1.35% for Class R, 0.82% for Class P, 0.70% for Institutional Class and 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	11

Allianz NACM Growth Fund

(Unaudited)

Portfolio Insights

•Allianz NACM Growth Fund seeks to achieve long-term capital appreciation by normally investing at least 80% of its assets in equity securities in the Russell 1000 Growth Index. The Fund normally invests primarily in large capitalization equity securities, which it defines as equity securities of companies with market capitalizations of at least $5 billion at the time of purchase.

•The rally in the U.S. equity market that began in March 2009 continued throughout the last six months of the year. Stock prices surged in response to mounting evidence that massive fiscal and monetary stimulus was helping to pull the economy out of recession. Better-than-expected corporate earnings, albeit off low expectations, contributed to positive investor sentiment.

•Overall, the Fund’s holdings in the consumer staples sector generated a double-digit gain but trailed their counterparts in the benchmark. Lagging stocks included Dean Foods, a dairy processor that faced the potential of rising input costs, and Walgreens, a drugstore chain that indicated its cost-saving efforts might not yield the results investors were anticipating.

•Both the Fund and its benchmark, the Russell 1000 Growth Index, posted substantial gains during the reporting period. Consistent with the Fund’s bottom-up investment process, performance compared to its benchmark was mainly a function of stock selection. Stock selection in the industrials, consumer staples and healthcare sectors had the biggest impact on relative results.

•Stock selection in the industrials sector detracted from the Fund performance compared to its benchmark. One of the biggest detractors in the Fund was URS Corporation, an engineering firm that lowered its 2009 revenue outlook. Defense contractor Lockheed Martin was another weak industrials name. The stock was hurt by expectations of higher pensions costs and margin pressure in the company’s aeronautics division.

•Stock selection in the healthcare sector benefited performance compared to its benchmark. An underweight position in Gilead Sciences, a biopharmaceutical company, was especially positive. Gilead halted development of a blood pressure drug, which heightened concerns about the company’s long-term growth prospects.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Year	Fund Inception† (07/19/02)
Allianz NACM Growth Fund Class A	21.28%	29.55%	1.19%	4.83%
Allianz NACM Growth Fund Class A (adjusted)	14.61%	22.43%	0.05%	4.04%
Allianz NACM Growth Fund Class B	20.67%	28.39%	0.40%	4.03%
Allianz NACM Growth Fund Class B (adjusted)	15.67%	23.39%	0.05%	4.03%
Allianz NACM Growth Fund Class C	20.78%	28.51%	0.44%	4.04%
Allianz NACM Growth Fund Class C (adjusted)	19.78%	27.51%	0.44%	4.04%
Allianz NACM Growth Fund Class D	21.23%	29.36%	1.16%	4.80%
Allianz NACM Growth Fund Class P	21.48%	29.81%	1.48%	5.15%
Allianz NACM Growth Fund Institutional Class	21.51%	29.97%	1.57%	5.25%
Allianz NACM Growth Fund Administrative Class	21.39%	29.72%	1.33%	5.00%
Russell 1000 Growth Index	23.03%	37.21%	1.63%	6.19%
Lipper Large-Cap Growth Funds Average	22.04%	35.08%	0.92%	4.37%

† The Fund commenced operations on 07/19/02. Lipper comparisons began on 07/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.18% for Class A shares, 1.93% for Class B shares, 1.93% for Class C shares, 1.18% for Class D shares, 0.93% for Class P shares, 0.83% for Institutional Class shares and 1.07% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

12	Allianz Funds

Allianz NACM Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Computers & Peripherals	15.2%
Pharmaceuticals	8.5%
Semiconductors & Semiconductor Equipment	6.0%
Internet Software & Services	5.2%
Oil, Gas & Consumable Fuels	5.1%
Software	4.6%
Media	4.5%
Communications Equipment	4.1%
Other	45.8%
Cash & Equivalents — Net	1.0%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,212.80	$1,206.70	$1,207.80	$1,212.30	$1,214.80	$1,215.10	$1,213.90
Expenses Paid During Period	$6.47	$10.62	$10.63	$6.47	$4.91	$4.35	$5.75

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,019.36	$1,015.58	$1,015.58	$1,019.36	$1,020.77	$1,021.27	$1,020.01
Expenses Paid During Period	$5.90	$9.70	$9.70	$5.90	$4.48	$3.97	$5.24

For each class of the Fund, expenses are equal to the expense ratio for the class (1.16% for Class A, 1.91% for Class B, 1.91% for Class C, 1.16% for Class D, 0.88% for Class P, 0.78% for Institutional Class and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	13

Allianz NACM Income and Growth Fund

(Unaudited)

Portfolio Insights

• Allianz NACM Income and Growth Fund seeks total return comprised of current income, current gains and capital appreciation by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities.

• The Fund and the Russell 1000 Growth Index, Bank of America Merrill Lynch All Qualities Convertible Index and Bank of America Merrill Lynch U.S. High Yield Master II Index registered double-digit gains during the six-month period ended December 31, 2009.

• The risks associated with the financial industry and corporate viability in late 2008 and early 2009 never materialized. The economy, as measured by many of the government statistics, turned positive by mid-year in 2009.

• In early 2009, access to capital was assumed to be cut off for all seekers. However, during the last six months, nearly every company looking for debt financing in the corporate bond market achieved its goal. Combine these factors among others, and the result was significantly less risk system wide and a commensurate rise in bond prices.

• In addition to broad economic statistics and technical factors such as access to capital, corporate profits have taken center stage. Quarterly earnings reports were generally better than expected for the last two quarters. As the year progressed, we saw real demand emerge and more prevalent guidance for increases in revenue for 2010.

• Our disciplined approach of focusing on companies that were exceeding expectations and improving their credit statistics was rewarded as those companies differentiated themselves from their peer group.

• The Fund’s performance benefited from equity holdings in the health care and basic materials sectors, and also benefited from convertible holdings in technology and Real Estate Investment Trusts (“REITs”). High-yield holdings in energy and retail also contributed positively to Fund performance.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	Fund Inception† (02/28/07)
Allianz NACM Income and Growth Fund Class A	21.91%	48.29%	2.44%
Allianz NACM Income and Growth Fund Class A (adjusted)	15.20%	40.14%	0.42%
Allianz NACM Income and Growth Fund Class C	21.35%	47.23%	1.67%
Allianz NACM Income and Growth Fund Class C (adjusted)	20.35%	46.23%	1.67%
Allianz NACM Income and Growth Fund Class D	21.78%	48.13%	2.42%
Allianz NACM Income and Growth Fund Class P	22.09%	48.83%	2.76%
Allianz NACM Income and Growth Fund Institutional Class	22.13%	48.94%	2.85%
Barclays Capital U.S. Aggregate Index	3.95%	5.93%	5.85%
S&P 500 Index	22.59%	26.46%	–5.79%
Lipper Flexible Portfolio Funds Average	13.66%	22.16%	–0.30%

† The Fund commenced operations on 02/28/07. Lipper comparisons began on 02/28/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.31% for Class A shares, 2.06% for Class C shares, 1.29% for Class D shares, 1.06% for Class P shares and 0.97% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

14	Allianz Funds

Allianz NACM Income and Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/ Sectors*

Technology	6.0%
Telecommunications	5.8%
Oil & Gas	4.5%
Pharmaceuticals	4.4%
Financial Services	3.7%
Machinery	3.1%
Multi-Media	2.6%
Communications	2.5%
Other	61.3%
Cash & Equivalents — Net	6.1%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,219.10	$1,213.50	$1,217.80	$1,220.90	$1,221.30
Expenses Paid During Period	$7.38	$11.49	$7.38	$5.82	$5.26

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,018.55	$1,014.82	$1,018.55	$1,019.96	$1,020.47
Expenses Paid During Period	$6.72	$10.46	$6.72	$5.30	$4.79

For each class of the Fund, expenses are equal to the expense ratio for the class (1.32% for Class A, 2.06% for Class C, 1.32% for Class D, 1.04% for Class P, and 0.94% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	15

Allianz NACM Mid-Cap Growth Fund

(Unaudited)

Portfolio Insights

• Allianz NACM Mid-Cap Growth Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell Midcap Growth Index.

• Both the Fund and its benchmark, the Russell Midcap Growth Index, generated substantial gains during the reporting period. Stock selection in the consumer discretionary, healthcare, energy and industrials sectors were key drivers of the Fund’s performance compared to its benchmark. Sector exposures also had a meaningful impact on relative results.

• During the second half of 2009, U.S. equities continued to rebound off of multi-year lows set in March. The economy grew 2.20% in the third quarter of 2009 as measured by the gross domestic product (“GDP”), the first increase in output in more than a year and the biggest since the recession began. Corporate earnings declined but were better than expected, supported by cost-cutting measures.

• Stock selection in the Fund was strongest in the consumer discretionary and healthcare sectors. Top-performing holdings included Limited Brands, an apparel retailer that reported record sales for the day after Thanksgiving, and Human Genome Sciences, a biotechnology firm whose new lupus medicine moved closer to receiving approval from the U.S. Food and Drug Administration.

• Stock selection in the energy and industrials sectors detracted from Fund performance compared to its benchmark. Two major detractors were Frontier Oil, an oil refiner that was hurt by weak industry fundamentals, and Navistar International, a manufacturer of commercial and military vehicles that reported disappointing results in its truck division.

• The Fund’s sector allocations positively impacted relative performance. An underweight position in utilities added value, since investors favored more economically sensitive groups amid signs the economy was recovering. An underweight position in healthcare was another plus, as uncertainty about healthcare reform was a headwind for the sector.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Year	Fund Inception† (02/27/04)
Allianz NACM Mid-Cap Growth Fund Class A	24.60%	40.64%	3.39%	4.23%
Allianz NACM Mid-Cap Growth Fund Class A (adjusted)	17.74%	32.90%	2.23%	3.23%
Allianz NACM Mid-Cap Growth Fund Class C	24.24%	39.54%	2.67%	3.50%
Allianz NACM Mid-Cap Growth Fund Class C (adjusted)	23.24%	38.54%	2.67%	3.50%
Allianz NACM Mid-Cap Growth Fund Class D	24.57%	40.61%	3.39%	4.23%
Allianz NACM Mid-Cap Growth Fund Class P	24.75%	40.90%	3.67%	4.51%
Allianz NACM Mid-Cap Growth Fund Institutional Class	24.78%	41.10%	3.77%	4.62%
Russell Midcap Growth Index	25.45%	46.29%	2.40%	3.72%
Lipper Mid-Cap Core Funds Average	24.94%	36.58%	1.57%	1.62%

† The Fund commenced operations on 02/27/04. Lipper comparisons began on 02/28/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.36% for Class A shares, 2.12% for Class C shares, 1.35% for Class D shares, 1.13% for Class P shares and 1.02% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

16	Allianz Funds

Allianz NACM Mid-Cap Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Software	7.4%
Specialty Retail	6.7%
Semiconductors & Semiconductor Equipment	5.7%
Media	5.5%
IT Services	5.3%
Electronic Equipment, Instruments & Components	4.0%
Computers & Peripherals	3.8%
Textiles, Apparel & Luxury Goods	3.7%
Other	56.2%
Cash & Equivalents — Net	1.7%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,246.00	$1,242.40	$1,245.70	$1,247.50	$1,247.80
Expenses Paid During Period	$7.59	$11.76	$7.47	$5.95	$5.44

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,018.45	$1,014.72	$1,018.55	$1,019.91	$1,020.37
Expenses Paid During Period	$6.82	$10.56	$6.72	$5.35	$4.89

For each class of the Fund, expenses are equal to the expense ratio for the class (1.34% for Class A, 2.08% for Class C, 1.32% for Class D, 1.05% for Class P and 0.96% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	17

Allianz NFJ All-Cap Value Fund

(Unaudited)

Portfolio Insights

• Allianz NFJ All-Cap Value Fund seeks to achieve long-term growth of capital and income by normally investing in common stocks and other equity securities of companies representing a broad range of market capitalizations (i.e., a blend of small, medium and large capitalization companies).

• The Fund delivered strong results during the reporting period, outperforming its benchmark, the Russell 3000 Value Index. Stock selection decisions in the energy, consumer discretionary and financials sectors contributed to strong returns and outperformance of its benchmark. Stock selections among consumer staples and materials companies detracted from relative returns.

• U.S. stocks advanced through the reporting period, extending a rally that began in March 2009 and brought an 18-month bear market to an end. Government-supplied liquidity served to buoy prices of financial assets and among value stocks. Rebounding energy and industrials stocks led the market advance.

• Firming energy prices improved the outlook for oil and gas exploration and production companies and for oilfield services firms. A declining dollar, along with an outlook for increased demand due to a strengthening global economy and the onset of the winter heating season, combined to send energy companies’ share prices higher. Independent oil and gas producer Cimarex saw shares rise on favorable analyst coverage and strong technical indicators despite decreased revenues. Valuations of Apache Corp.’s reserve base compared favorably to other energy companies. Analysts also expressed a preference for the company’s mix between oil and gas, international and domestic and its exposure to the growth market for liquid natural gas. An underweighting position in integrated oil companies also benefited relative returns.

• In the consumer discretionary sector, better-than-expected sales and profits for select companies reflected both a surge in inventories and improving consumer confidence, albeit from historical low levels. Shares of CBS, the nation’s most-watched television network, rose on increases in auto advertising spending, which is the network’s top source of revenue. Although Harley-Davidson continued to cut production, its announcement of plans to enter the market in India, was well received by analysts and investors leading to the stock’s outperformance during the reporting period. In India, two-wheeled transportation far outnumbers cars.

• Fund holdings in grocery and food stocks turned in weak returns in the consumer staples sector. Grocery chain SuperValu reported a significant decline in earnings during the reporting period and lowered guidance for the full year as shoppers cut back on purchases. A prominent analyst downgraded the company, saying the company remains a long way from recovery.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Year	Fund Inception† (07/19/02)
Allianz NFJ All-Cap Value Fund Class A	30.41%	26.95%	–2.96%	6.19%
Allianz NFJ All-Cap Value Fund Class A (adjusted)	23.24%	19.97%	–4.05%	5.39%
Allianz NFJ All-Cap Value Fund Class B	30.05%	25.94%	–3.68%	5.40%
Allianz NFJ All-Cap Value Fund Class B (adjusted)	25.05%	20.94%	–3.93%	5.40%
Allianz NFJ All-Cap Value Fund Class C	29.95%	25.99%	–3.70%	5.38%
Allianz NFJ All-Cap Value Fund Class C (adjusted)	28.95%	24.99%	–3.70%	5.38%
Allianz NFJ All-Cap Value Fund Class D	30.53%	26.93%	–2.96%	6.20%
Allianz NFJ All-Cap Value Fund Class P	30.50%	27.28%	–2.67%	6.52%
Allianz NFJ All-Cap Value Fund Institutional Class	30.76%	27.58%	–2.55%	6.65%
Allianz NFJ All-Cap Value Fund Administrative Class	30.50%	27.14%	–2.80%	6.37%
Russell 3000 Value Index	23.53%	19.76%	–0.24%	6.26%
Lipper Multi-Cap Value Funds Average	23.25%	28.96%	–0.35%	5.28%

† The Fund commenced operations on 07/19/02. Lipper comparisons began on 07/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.33% for Class A shares, 2.08% for Class B shares, 2.08% for Class C shares, 1.33% for Class D shares, 1.04% for Class P shares, 0.98% for Institutional Class shares and 1.23% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

18	Allianz Funds

Allianz NFJ All-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Oil, Gas & Consumable Fuels	17.9%
Insurance	9.0%
Pharmaceuticals	6.9%
Diversified Telecommunication Services	5.2%
Metals & Mining	5.1%
Real Estate Investment Trust	4.8%
Gas Utilities	4.2%
Machinery	2.9%
Other	40.8%
Cash & Equivalents — Net	3.2%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,304.10	$1,300.50	$1,299.50	$1,305.30	$1,305.00	$1,307.60	$1,305.00
Expenses Paid During Period	$7.67	$12.00	$12.00	$7.67	$6.04	$5.47	$6.91

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,018.55	$1,014.77	$1,014.77	$1,018.55	$1,019.96	$1,020.47	$1,019.21
Expenses Paid During Period	$6.72	$10.51	$10.51	$6.72	$5.30	$4.79	$6.06

For each class of the Fund, expenses are equal to the expense ratio for the class (1.32% for Class A, 2.07% for Class B, 2.07% for Class C, 1.32% for Class D, 1.04% for Class P, 0.94% for Institutional Class and 1.19% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	19

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

• Allianz NFJ Dividend Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that pay or are expected to pay dividends.

• The Fund delivered strong results during the reporting period, in line with its benchmark, the Russell 1000 Value Index. In absolute terms, the Fund’s exposure to companies in the industrials, energy and financials sectors fueled gains. Stock selection decisions among technology, consumer staples and industrials sectors contributed positively to relative returns. An underweight position in the materials sector and stock selection decisions in the consumer discretionary, healthcare and energy sectors detracted from returns compared to its benchmark.

• U.S. stocks advanced through the reporting period, extending a rally that began in March 2009 and brought an 18-month bear market to an end. Government-supplied liquidity served to buoy prices of financial assets and among large-cap value stocks. Rebounding financials and industrials stocks led the market advance.

• The Fund’s technology holdings performed well, in part due to optimism that the IT spending environment for 2010 will improve. Harris Corp. shares advanced as the company raised 2010 guidance in light of a significant increase in defense contracts. Xerox, a leader in managed print services, announced higher revenues from print outsourcing services, a rare bright spot in an otherwise sluggish printing industry.

• Among consumer staples stocks, large tobacco companies overcame steep U.S. excise tax increases and shrinking sales volumes to improve earnings. Shares of Fund holdings Reynolds and Altria, advanced on the announcement of improved full-year earnings guidance based on market-share gains and higher productivity. The companies make Camel and Marlboro-brand cigarettes, respectively.

• In the consumer discretionary sector, an underweight position in rebounding media and consumer durables companies detracted from performance. The Fund’s position in academic and technical publisher McGraw Hill advanced but underperformed the sector return. The company’s shares fell early during the reporting period on continued weakness in educational and media operations as well as a ruling that its financial information subsidiary, Standard & Poor’s, must face fraud charges over certain security ratings.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Class A	22.72%	12.91%	0.75%	6.00%
Allianz NFJ Dividend Value Fund Class A (adjusted)	15.97%	6.70%	–0.38%	5.38%
Allianz NFJ Dividend Value Fund Class B	22.24%	12.01%	–0.02%	5.43%
Allianz NFJ Dividend Value Fund Class B (adjusted)	17.24%	7.01%	–0.34%	5.43%
Allianz NFJ Dividend Value Fund Class C	22.24%	12.13%	0.00%	5.21%
Allianz NFJ Dividend Value Fund Class C (adjusted)	21.24%	11.13%	0.00%	5.21%
Allianz NFJ Dividend Value Fund Class D	22.72%	12.95%	0.75%	5.99%
Allianz NFJ Dividend Value Fund Class R	22.52%	12.70%	0.49%	5.73%
Allianz NFJ Dividend Value Fund Class P	22.88%	13.19%	1.04%	6.36%
Allianz NFJ Dividend Value Fund Institutional Class	22.86%	13.33%	1.12%	6.46%
Allianz NFJ Dividend Value Fund Administrative Class	22.77%	13.02%	0.87%	6.18%
Russell 1000 Value Index	23.23%	19.69%	–0.25%	2.71%
Lipper Equity Income Funds Average	21.56%	22.86%	1.10%	2.93%

† The Fund commenced operations on 05/08/00. Lipper comparisons began on 04/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.06% for Class A shares, 1.81% for Class B shares, 1.81% for Class C shares, 1.06% for Class D shares, 1.31% for Class R shares, 0.82% for Class P shares, 0.73% for Institutional Class shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

20	Allianz Funds

Allianz NFJ Dividend Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Oil, Gas & Consumable Fuels	16.1%
Pharmaceuticals	9.6%
Diversified Telecommunication Services	7.9%
Tobacco	6.3%
Insurance	5.9%
Thrifts & Mortgage Finance	4.6%
Energy Equipment & Services	4.3%
Aerospace & Defense	4.3%
Other	40.5%
Cash & Equivalents — Net	0.5%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,227.20	$1,222.40	$1,222.40	$1,227.20	$1,225.20	$1,228.80	$1,228.60	$1,227.70
Expenses Paid During Period	$5.89	$10.08	$10.08	$5.89	$7.28	$4.38	$3.82	$5.22

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,019.91	$1,016.13	$1,016.13	$1,019.91	$1,018.66	$1,025.21	$1,021.78	$1,020.52
Expenses Paid During Period	$5.35	$9.15	$9.15	$5.35	$6.61	$3.98	$3.47	$4.74

For each class of the Fund, expenses are equal to the expense ratio for the class (1.05% for Class A, 1.80% for Class B, 1.80% for Class C, 1.05% for Class D, 1.30% for Class R, 0.78% for Class P, 0.68% for Institutional Class and 0.93% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	21

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•Allianz NFJ Large-Cap Value Fund seeks to provide long-term growth of capital and income. The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with large market capitalizations. The Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 300th largest company represented in the Russell 1000 Index (i.e., a market capitalization of at least $7.4 billion as of September 30, 2009).

•The Fund delivered strong results during the reporting period, outperforming its benchmark, the Russell Top 200 Value Index. Stock selection in the energy and financials sectors contributed positively to relative returns as did an underweighting of financials stocks. Stock selection decisions in the materials and consumer staples sectors detracted from relative returns.

•U.S. stocks advanced through the period, extending a rally that began in March 2009 and brought an 18-month bear market to an end. Government-supplied liquidity served to buoy prices of financial assets and among large-cap value stocks. Rebounding financials and energy stocks led the market advance.

•Among energy stocks, higher oil prices triggered share price increases for the Fund’s holdings in oilfield services and exploration and production companies. In this environment, the Fund’s positions in oil and gas producer Apache and services companies Diamond Offshore Drilling and Halliburton advanced and an underweighting position in integrated oil companies also benefited relative returns. Although gas prices have not rebounded to the extent oil has, Apache’s long-term record of boosting production through acquisitions and efficient operations is seen as an advantage in the current market.

•In the financials sector, the Fund’s position in an outperforming shopping mall property operator and its underweighting position in money center banks benefited relative returns during the reporting period. The Fund’s position in Simon Properties, the nation’s largest owner of retail malls, rose when the company raised the lower end of its full year 2009 guidance. The company’s geographic diversity, including international sites, insulates it from market volatility and provides a steady source of income.

•In the consumer staples sector, the Fund’s positions in retailers CVS Caremark and Safeway underperformed the benchmark’s consumer products companies in the foods, soft drinks and soaps categories. CVS Caremark shares fell after the company announced losses on the Caremark side of the company. For many investors, the news seemed to undermine the rationale for combining CVS’s retail drugstore operations with Caremark’s pharmacy benefits management (PBM) business.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Class A	21.94%	15.76%	–1.23%	4.61%
Allianz NFJ Large-Cap Value Fund Class A (adjusted)	15.23%	9.40%	–2.34%	4.00%
Allianz NFJ Large-Cap Value Fund Class B	21.51%	14.91%	–1.96%	3.96%
Allianz NFJ Large-Cap Value Fund Class B (adjusted)	16.51%	9.91%	–2.32%	3.96%
Allianz NFJ Large-Cap Value Fund Class C	21.41%	14.88%	–1.97%	3.83%
Allianz NFJ Large-Cap Value Fund Class C (adjusted)	20.41%	13.88%	–1.97%	3.83%
Allianz NFJ Large-Cap Value Fund Class D	21.91%	15.78%	–1.23%	4.60%
Allianz NFJ Large-Cap Value Fund Class R	21.82%	15.45%	–1.47%	4.40%
Allianz NFJ Large-Cap Value Fund Class P	22.10%	16.14%	–0.90%	4.98%
Allianz NFJ Large-Cap Value Fund Institutional Class	22.25%	16.19%	–0.83%	5.07%
Allianz NFJ Large-Cap Value Fund Administrative Class	21.96%	15.90%	–1.11%	4.80%
Russell Top 200 Value Index	20.65%	14.59%	–1.14%	0.67%
Lipper Large-Cap Value Funds Average	21.54%	23.10%	–0.25%	2.17%

† The Fund commenced operations on 05/08/00. Lipper comparisons began on 04/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.12% for Class A shares, 1.87% for Class B shares, 1.87% for Class C shares, 1.12% for Class D shares, 1.36% for Class R shares, 0.84% for Class P shares, 0.77% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

22	Allianz Funds

Allianz NFJ Large-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Oil, Gas & Consumable Fuels	15.6%
Insurance	9.3%
Pharmaceuticals	8.9%
Diversified Telecommunication Services	6.9%
Energy Equipment & Services	3.9%
Real Estate Investment Trust	3.9%
Food & Drug Retailing	3.6%
Health Care Providers & Services	3.3%
Other	42.5%
Cash & Equivalents — Net	2.1%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,219.40	$1,215.10	$1,214.10	$1,219.10	$1,218.20	$1,221.00	$1,222.50	$1,219.60
Expenses Paid During Period	$6.15	$10.33	$10.32	$6.15	$7.55	$4.53	$3.98	$5.37

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,019.66	$1,015.88	$1,015.88	$1,019.66	$1,018.40	$1,021.12	$1,021.63	$1,020.37
Expenses Paid During Period	$5.60	$9.40	$9.40	$5.60	$6.87	$4.13	$3.62	$4.89

For each class of the Fund, expenses are equal to the expense ratio for the class (1.10% for Class A, 1.85% for Class B, 1.85% for Class C, 1.10% for Class D, 1.35% for Class R, 0.81% for Class P, 0.71% for Institutional Class and 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	23

Allianz NFJ Mid-Cap Value Fund

(Unaudited)

Portfolio Insights

•Allianz NFJ Mid-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations.

•The Fund delivered strong results during the reporting period, outperforming its benchmark, the Russell Midcap Value Index. Stock selections decisions in the technology, industrials and consumer discretionary sectors contributed to the Fund’s outperformance of its benchmark. Stock selection decisions among materials and health care companies and an overweighting position in consumer staples sector detracted from relative returns.

•U.S. stocks advanced through the reporting period, extending a rally that began in March 2009 and brought an 18-month bear market to an end. Government-supplied liquidity served to buoy prices of financial assets and among mid-cap value stocks. Rebounding financials and consumer discretionary stocks led the market advance.

•The technology sector advanced on anticipation of a stronger IT spending environment in 2010. Shares of contract manufacturer Jabil Circuits rose after the electronics company reported strong quarterly earnings and provided an upbeat outlook for strengthening demand. Xerox, a leader in managed print services, announced higher revenues from print outsourcing services, a rare bright spot in an otherwise sluggish printing industry.

•Signs of a nascent economic recovery and an upturn in demand served to boost share prices for companies in the industrials sector, which had been extremely hard hit by recession. The Fund’s positions in printer RR Donnelly and transport giant Ryder Systems significantly outperformed the market and the sector during the reporting period. RR Donnelly, the nation’s largest printer, saw share prices advance despite reports of lower profits. The company’s cost-cutting initiatives have improved liquidity and cash flow and have enabled RR Donnelley to reduce debt. Ryder shares advanced on optimism that a rebounding economy will boost demand for trucks. Ryder is the largest retailer of used trucks in the United States.

•In the materials sector, the Fund’s position in United States Steel advanced during the reporting period but underperformed the rally in paper and chemical companies, detracting from returns compared to its benchmark. Economic growth and a weakening dollar combined to boost commodity prices during the reporting period, bolstering the earnings outlook for materials producers.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	Fund Inception† (08/21/06)
Allianz NFJ Mid-Cap Value Fund Class A	33.55%	30.87%	–3.90%
Allianz NFJ Mid-Cap Value Fund Class A (adjusted)	26.19%	23.69%	–5.49%
Allianz NFJ Mid-Cap Value Fund Class C	33.14%	29.90%	–4.62%
Allianz NFJ Mid-Cap Value Fund Class C (adjusted)	32.14%	28.90%	–4.62%
Allianz NFJ Mid-Cap Value Fund Class D	33.59%	30.78%	–3.91%
Allianz NFJ Mid-Cap Value Fund Class P	33.80%	31.35%	–3.61%
Allianz NFJ Mid-Cap Value Fund Institutional Class	33.99%	31.47%	–3.52%
Russell Midcap Value Index	30.05%	34.21%	–2.87%
Lipper Mid-Cap Value Funds Average	27.33%	37.29%	–2.06%

† The Fund commenced operations on 08/21/06. Lipper comparisons began on 08/31/06.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.27% for Class A shares, 2.02% for Class C shares, 1.27% for Class D shares, 0.99% for Class P shares and 0.92% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

24	Allianz Funds

Allianz NFJ Mid-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Insurance	9.7%
Oil, Gas & Consumable Fuels	7.7%
Real Estate Investment Trust	7.5%
Specialty Retail	5.5%
Commercial Services & Supplies	5.4%
Gas Utilities	5.0%
Multi-Utilities	4.9%
Diversified Telecommunication Services	4.9%
Other	47.6%
Cash & Equivalents — Net	1.8%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,335.50	$1,331.40	$1,335.90	$1,338.00	$1,339.90
Expenses Paid During Period	$7.54	$11.93	$7.54	$5.89	$5.31

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,018.75	$1,014.97	$1,018.75	$1,020.16	$1,020.67
Expenses Paid During Period	$6.51	$10.31	$6.51	$5.09	$4.58

For each class of the Fund, expenses are equal to the expense ratio for the class (1.28% for Class A, 2.03% for Class C, 1.28% for Class D, 1.00% for Class P, and 0.90% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	25

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of between $100 million and $3.5 billion.

•The Fund delivered strong results during the reporting period, underperforming its benchmark, the Russell 2000 Value Index. On an absolute basis, the Fund’s holdings in the materials and energy sectors figured prominently in gains during the period. Relative to its benchmark, an underweighting position in consumer discretionary companies, along with stock selection decisions in that sector, contributed to underperformance. Stock selections among materials and industrials companies also detracted from relative returns. An underweight position in the financials sector and stock selection decisions among financials and technology companies benefited relative returns.

•U.S. stocks advanced through the reporting period, extending a rally that began in March 2009 and brought an 18-month bear market to an end. Government-supplied liquidity served to buoy prices of financial assets and among small-cap value stocks, Rebounding financials and industrials stocks led the market advance.

•In the consumer discretionary sector, the Fund’s underweighting position in auto parts company stocks and overweighting position in specialty retail and firearms makers contributed to underperformance.

•Among industrials, the Fund’s holdings in defense, security and specialty metals treatment companies underperformed as uncertainty over U.S. Defense Department budgets and the magnitude of economic recovery clouded the outlook for near-term earnings.

•Among financials, the Fund benefited from holdings of healthcare-focused Real Estate Investment Trusts (“REITs”) and from stock selection decisions among regional banking companies. Health care REITs weathered the economic downturn relatively well and continued to generate steady income streams. The Fund’s financial holdings outperformed its benchmark’s financials constituents, which included troubled capital markets, trading and mortgage firms as well as local and regional banks.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Class A	22.78%	23.94%	4.81%	11.57%	11.55%
Allianz NFJ Small-Cap Value Fund Class A (adjusted)	16.03%	17.13%	3.63%	10.94%	11.21%
Allianz NFJ Small-Cap Value Fund Class B	22.33%	22.99%	4.03%	10.99%	11.23%
Allianz NFJ Small-Cap Value Fund Class B (adjusted)	17.33%	17.99%	3.75%	10.99%	11.23%
Allianz NFJ Small-Cap Value Fund Class C	22.37%	23.04%	4.03%	10.74%	10.72%
Allianz NFJ Small-Cap Value Fund Class C (adjusted)	21.37%	22.04%	4.03%	10.74%	10.72%
Allianz NFJ Small-Cap Value Fund Class D	22.81%	23.94%	4.81%	11.58%	11.56%
Allianz NFJ Small-Cap Value Fund Class R	22.68%	23.69%	4.55%	11.26%	11.21%
Allianz NFJ Small-Cap Value Fund Class P	23.00%	24.30%	5.12%	11.92%	11.90%
Allianz NFJ Small-Cap Value Fund Institutional Class	23.05%	24.47%	5.24%	12.04%	12.01%
Allianz NFJ Small-Cap Value Fund Administrative Class	22.89%	24.12%	4.97%	11.64%	11.66%
Russell 2000 Value Index	27.15%	20.58%	–0.01%	8.27%	10.96%
Lipper Small-Cap Core Funds Average	24.03%	31.90%	0.65%	5.86%	9.73%

† The Fund commenced operations on 10/01/91. Lipper comparisons began on 09/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.24% for Class A shares, 1.99% for Class B shares, 1.99% for Class C shares, 1.24% for Class D shares, 1.49% for Class R shares, 0.97% for Class P shares, 0.89% for Institutional Class shares and 1.14% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

26	Allianz Funds

Allianz NFJ Small-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Oil, Gas & Consumable Fuels	12.5%
Gas Utilities	7.8%
Chemicals	6.7%
Real Estate Investment Trust	6.2%
Metals & Mining	5.4%
Health Care Equipment & Supplies	5.2%
Machinery	5.2%
Food Products	3.8%
Other	42.2%
Cash & Equivalents — Net	5.0%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,227.80	$1,223.30	$1,223.70	$1,228.10	$1,226.80	$1,230.00	$1,230.50	$1,228.90
Expenses Paid During Period	$6.74	$10.93	$10.93	$6.74	$8.14	$5.17	$4.50	$5.90

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,019.16	$1,015.38	$1,015.38	$1,019.16	$1,017.90	$1,020.57	$1,021.17	$1,019.91
Expenses Paid During Period	$6.11	$9.91	$9.91	$6.11	$7.37	$4.69	$4.08	$5.35

For each class of the Fund, expenses are equal to the expense ratio for the class (1.20% for Class A, 1.95% for Class B, 1.95% for Class C, 1.20% for Class D, 1.45% for Class R, 0.92% for Class P, 0.80% for Institutional Class and 1.05% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	27

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•Allianz OCC Growth Fund seeks long-term growth of capital by normally investing at least 65% of its assets in common stocks of growth companies with market capitalizations of at least $5 billion at the time of investment.

•The Fund advanced strongly during the reporting period, underperforming its benchmark, the Russell 1000 Growth Index. In absolute terms, the Fund’s exposure to technology and healthcare companies fueled gains. However, relative to its benchmark, stock selections in those sectors, along with picks in the consumer discretionary sector, contributed to underperformance. Stock selections among materials and energy companies benefited returns compared to its benchmark.

•U.S. stocks advanced through the reporting period, extending a rally that began in March 2009 and brought an 18-month bear market to an end. Government-supplied liquidity served to buoy prices of financial assets and among large-cap growth stocks. Rebounding technology stocks led the market advance.

•In technology, shares of wireless telecommunications products and services provider Qualcomm and enterprise software maker Oracle contributed to the Fund’s underperformance of its benchmark as technology investors favored specific personal computing and networking stocks. Qualcomm shares delivered relatively flat performance as the company announced earnings below analyst expectations.

•In the consumer discretionary sector, underweight positions in the retailers who were most favored by investors for their recession-combating efforts detracted from performance relative to its benchmark. The Fund’s position in apparel company Gap declined after analysts expressed concern over mid-December 2009 discount sales promotions in the company’s stores.

•In the materials sector, metals companies advanced and the Fund’s position in international mining and natural resources company Cliffs Natural Resources registered solid gains. The company reported a marked improvement in business conditions and an improved outlook compared with the first half of 2009 based on improving demand from the company’s North American iron ore and metallurgical coal customers. Shares of copper miner Rio Tinto also rose due to the prospect of continued growth in demand from China and India. The surge has boosted iron ore spot prices.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (02/24/84)
Allianz OCC Growth Fund Class A	19.41%	33.27%	3.78%	–3.36%	10.44%
Allianz OCC Growth Fund Class A (adjusted)	12.85%	25.95%	2.61%	–3.90%	10.20%
Allianz OCC Growth Fund Class B	18.95%	32.25%	3.01%	–3.87%	10.22%
Allianz OCC Growth Fund Class B (adjusted)	13.95%	27.25%	2.65%	–3.87%	10.22%
Allianz OCC Growth Fund Class C	18.95%	32.25%	2.99%	–4.08%	9.62%
Allianz OCC Growth Fund Class C (adjusted)	17.95%	31.25%	2.99%	–4.08%	9.62%
Allianz OCC Growth Fund Class D	19.42%	33.25%	3.78%	–3.36%	10.43%
Allianz OCC Growth Fund Class R	19.29%	32.92%	3.51%	–3.64%	10.08%
Allianz OCC Growth Fund Class P	19.60%	33.66%	4.09%	–3.05%	10.76%
Allianz OCC Growth Fund Institutional Class	19.61%	33.72%	4.18%	–2.95%	10.87%
Allianz OCC Growth Fund Administrative Class	19.47%	33.41%	3.93%	–3.23%	10.58%
Russell 1000 Growth Index	23.03%	37.21%	1.63%	–3.99%	9.85%
Lipper Large-Cap Growth Funds Average	22.04%	35.08%	0.92%	–2.90%	9.13%

† The Fund commenced operations on 02/24/84. Lipper comparisons began on 02/28/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.17% for Class A shares, 1.92% for Class B shares, 1.92% for Class C shares, 1.17% for Class D shares, 1.41% for Class R shares, 0.90% for Class P shares, 0.82% for Institutional Class shares and 1.07% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

28	Allianz Funds

Allianz OCC Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Semiconductors & Semiconductor Equipment	9.7%
Computers & Peripherals	9.3%
Pharmaceuticals	7.4%
Communications Equipment	6.9%
Oil, Gas & Consumable Fuels	6.6%
Biotechnology	6.2%
Internet Software & Services	4.7%
Health Care Providers & Services	4.5%
Other	41.6%
Cash & Equivalents — Net	3.1%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,194.10	$1,189.50	$1,189.50	$1,194.20	$1,192.90	$1,196.00	$1,196.10	$1,194.70
Expenses Paid During Period	$6.42	$10.54	$10.54	$6.42	$7.79	$4.87	$4.32	$5.70

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,019.36	$1,015.58	$1,015.58	$1,019.36	$1,018.10	$1,020.77	$1,021.27	$1,020.01
Expenses Paid During Period	$5.90	$9.70	$9.70	$5.90	$7.17	$4.48	$3.97	$5.24

For each class of the Fund, expenses are equal to the expense ratio for the class (1.16% for Class A, 1.91% for Class B, 1.91% for Class C, 1.16% for Class D, 1.41% for Class R, 0.88% for Class P, 0.78% for Institutional Class and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	29

Allianz OCC Opportunity Fund

(Unaudited)

Portfolio Insights

•Allianz OCC Opportunity Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of growth companies with market capitalizations of less than $2 billion.

•The Fund delivered strong returns during the reporting period, outperforming its benchmark, the Russell 2000 Growth Index. Stock selection decisions in the technology and industrials sectors contributed to the Fund’s gains during the reporting period and to its outperformance of its benchmark. An underweighting position in energy stocks also benefited relative returns. Stock selection decisions among healthcare and consumer staples companies detracted from relative returns.

•U.S. stocks advanced through the reporting period, extending a rally that began in March 2009 and brought an 18-month bear market to an end. Government-supplied liquidity served to buoy prices of financial assets and among small-cap growth stocks. Rebounding technology stocks led the market advance.

•The Fund’s technology holdings performed well during the quarter, in part due to optimism that the IT spending environment for 2010 will likely improve. Shares of semiconductor company Teradyne rose on upgrades by analysts who cited the company’s significantly expanded market opportunity and reduced cost structure. One analyst reported that Teradyne is one of the best-positioned smaller semiconductor companies for the current upturn. Shares of Web analytic company Omniture rose sharply during the period on the announcement it would be purchased by Adobe, which makes graphic design software such as Flash, Acrobat and Photoshop. The acquisition is expected to create a one-stop shop for software services that can display ads and collect data from them.

•Among industrials, shares of transportation companies advanced on the outlook for improved economic growth. Aegean Marine Petroleum Network, which sells boat fuel and lubricants to ships in port and at sea, saw its stock rise as quarterly profits increased on improving profit margins. Fund holdings in Atlas Air Worldwide, an air freight equipment and services company, and Continental Airlines also registered gains.

•In the healthcare sector, uncertainty from public debate over the provision of health services in the U.S. suppressed returns. In this environment, surgical device company NuVasive saw its share price fall during the reporting period despite the company’s predictions for higher sales and profits for the fiscal year. Shares of Amag Pharmaceuticals, a biopharmaceutical company with proprietary nanoparticle technology, weakened as the company reported losses in revenues from decreased license-fee revenues and product sales.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (02/24/84)
Allianz OCC Opportunity Fund Class A	20.69%	58.54%	2.80%	0.39%	11.88%
Allianz OCC Opportunity Fund Class A (adjusted)	14.05%	49.82%	1.64%	–0.18%	11.64%
Allianz OCC Opportunity Fund Class B	20.23%	57.32%	2.03%	–0.14%	11.65%
Allianz OCC Opportunity Fund Class B (adjusted)	15.23%	52.32%	1.68%	–0.14%	11.65%
Allianz OCC Opportunity Fund Class C	20.24%	57.37%	2.03%	–0.37%	11.06%
Allianz OCC Opportunity Fund Class C (adjusted)	19.24%	56.37%	2.03%	–0.37%	11.06%
Allianz OCC Opportunity Fund Class D	20.67%	58.53%	2.82%	0.40%	11.92%
Allianz OCC Opportunity Fund Class R	20.44%	58.17%	2.58%	0.13%	11.62%
Allianz OCC Opportunity Fund Class P	20.87%	59.00%	3.10%	0.64%	12.18%
Allianz OCC Opportunity Fund Institutional Class	20.89%	59.23%	3.21%	0.74%	12.29%
Allianz OCC Opportunity Fund Administrative Class	20.75%	58.80%	2.95%	0.54%	12.03%
Russell 2000 Growth Index	20.75%	34.47%	0.87%	–1.37%	6.53%
Lipper Small-Cap Growth Funds Average	22.04%	36.20%	0.23%	-0.18%	9.39%

† The Fund commenced operations on 02/24/84. Lipper comparisons began on 02/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.32% for Class A shares, 2.07% for Class B shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.57% for Class R shares, 1.05% for Class P shares, 0.97% for Institutional Class shares and 1.22% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

30	Allianz Funds

Allianz OCC Opportunity Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Oil, Gas & Consumable Fuels	11.4%
Semiconductors & Semiconductor Equipment	10.9%
Software	8.8%
Hotels, Restaurants & Leisure	6.8%
Biotechnology	6.5%
Health Care Equipment & Supplies	6.0%
Pharmaceuticals	4.3%
Professional Services	3.8%
Other	41.3%
Cash & Equivalents — Net	0.2%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,206.90	$1,202.30	$1,202.40	$1,206.70	$1,139.90	$1,208.70	$1,208.90	$1,207.50
Expenses Paid During Period	$7.29	$11.44	$11.44	$7.29	$2.70	$5.73	$5.18	$6.57

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,018.60	$1,014.82	$1,014.82	$1,018.60	$1,017.34	$1,020.01	$1,020.52	$1,019.26
Expenses Paid During Period	$6.67	$10.46	$10.46	$6.67	$7.93	$5.24	$4.74	$6.01

*Class R commenced operations on November 2, 2009. The Actual expense example for Class R is based on the period since inception (59 days); the Hypothetical expense is based on the half-year period beginning July 1, 2009 (184 days).

For each class of the Fund, expenses are equal to the expense ratio for the class (1.31% for Class A, 2.06% for Class B, 2.06% for Class C, 1.31% for Class D, 1.56% for Class R, 1.03% for Class P, 0.93% for Institutional Class and 1.18% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period, except for Class R as described above).

Semiannual Report	December 31, 2009	31

Allianz OCC Target Fund

(Unaudited)

Portfolio Insights

•Allianz OCC Target Fund seeks capital appreciation by normally investing at least 65% of its assets in equity securities of “growth” companies with market capitalizations of at least $1 billion, although it may invest in companies of any size.

•The Fund delivered strong returns during the reporting period, outperforming its benchmark, the Russell Midcap Growth Index. In absolute terms, the Fund’s exposure to technology stocks contributed most to gains. Stock selection decisions in the industrials and consumer discretionary sectors contributed to the Fund’s outperformance of its benchmark while selections among healthcare and energy stocks detracted from relative returns.

•U.S. stocks advanced through the reporting period, extending a rally that began in March 2009 and brought an 18-month bear market to an end. Government-supplied liquidity served to buoy prices of financial assets and among mid-cap growth stocks. Rebounding technology stocks led the market advance.

•Among industrials, shares of Textron, a multi-industry company with a network of aircraft, defense, industrial and finance businesses, contributed to gains as the company saw signs of stabilization in the business-jet market and reported modest improvement in new orders of Cessna business jets, its largest source of revenue. Shares of Aegean Marine Petroleum Network advanced as the company, which sells boat fuel and lubricants to ships in port and at sea, reported third-quarter profits that beat analyst estimates.

•In the consumer discretionary sector entertainment and retail stocks advanced with an improving economic outlook. Shares of Las Vegas Sands rose as analysts raised share-price targets for the stock. The casino operator should stand to gain from gaming growth and business developments in the Chinese enclave of Macau, the only place in China where gambling is legal.

•In healthcare, while shares of St. Jude Medical, producer of cardiovascular medical devices recovered in the latter part of the year, shares during the reporting period were down on news that the company and a competitor reported weakening demand for heart implants. Later in the period, yet another competitor reported increased sales which helped lift stock prices.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (12/17/92)
Allianz OCC Target Fund Class A	28.13%	51.45%	1.12%	–0.92%	9.11%
Allianz OCC Target Fund Class A (adjusted)	21.08%	43.12%	–0.02%	–1.48%	8.75%
Allianz OCC Target Fund Class B	27.70%	50.30%	0.38%	–1.39%	8.77%
Allianz OCC Target Fund Class B (adjusted)	22.70%	45.30%	0.08%	–1.39%	8.77%
Allianz OCC Target Fund Class C	27.70%	50.49%	0.38%	–1.61%	8.33%
Allianz OCC Target Fund Class C (adjusted)	26.70%	49.49%	0.38%	–1.61%	8.33%
Allianz OCC Target Fund Class D	28.22%	51.56%	1.13%	–0.91%	9.11%
Allianz OCC Target Fund Class P	28.40%	52.01%	1.43%	–0.66%	9.42%
Allianz OCC Target Fund Institutional Class	28.41%	52.08%	1.53%	–0.56%	9.53%
Allianz OCC Target Fund Administrative Class	28.15%	51.67%	1.27%	–0.72%	9.33%
Russell Midcap Growth Index	25.45%	46.29%	2.40%	–0.52%	7.74%
Lipper Multi-Cap Growth Funds Average	22.96%	38.12%	1.59%	–1.91%	7.70%

† The Fund commenced operations on 12/17/92. Lipper comparisons began on 12/31/92.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.22% for Class A shares, 1.97% for Class B shares, 1.97% for Class C shares, 1.22% for Class D shares, 0.95% for Class P shares, 0.87% for Institutional Class shares and 1.12% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

32	Allianz Funds

Allianz OCC Target Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Semiconductors & Semiconductor Equipment	8.3%
Oil, Gas & Consumable Fuels	8.2%
Communications Equipment	5.6%
Health Care Providers & Services	5.5%
Biotechnology	5.3%
Aerospace & Defense	4.0%
Machinery	3.7%
Media	3.7%
Other	55.7%
Cash & Equivalents — Net	0.0%	**
*	% of net assets as of December 31, 2009
**	Less than 0.05%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,281.30	$1,277.00	$1,277.00	$1,282.20	$1,284.00	$1,284.10	$1,281.50
Expenses Paid During Period	$6.96	$11.25	$11.25	$6.96	$5.35	$4.78	$6.21

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,019.11	$1,015.32	$1,015.32	$1,019.11	$1,020.52	$1,021.02	$1,019.76
Expenses Paid During Period	$6.16	$9.96	$9.96	$6.16	$4.74	$4.23	$5.50

For each class of the Fund, expenses are equal to the expense ratio for the class (1.21% for Class A, 1.96% for Class B, 1.96% for Class C, 1.21% for Class D, 0.93% for Class P, 0.83% for Institutional Class and 1.08% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period, except for Class R as described above).

Semiannual Report	December 31, 2009	33

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

• Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $5 billion.

• While stock selection drove the Fund’s outperformance relative to its benchmark, the Russell 1000 Growth Index, sector allocation also contributed positively during the reporting period.

• U.S. equities appreciated amid a strengthening economy and healthier corporate profits, capping a powerful rally that began in March 2009 as the government rolled out aggressive programs to help revive the economy. The Russell 1000 Growth Index gained 23% during the second half of 2009.

• Stock selection in industrials and an underweight position in the consumer staples sector contributed positively to the Fund’s relative returns while stock selection in financials and health care detracted during the reporting period.

• Industrials holdings FedEx and Burlington Northern Santa Fe contributed positively to the Fund’s relative returns. Railroad stock Burlington Northern appreciated on news Berkshire Hathaway agreed to purchase the shares it did not already own for $100 per share, a 31% premium to the prior day’s closing price. The Fund trimmed Burlington Northern after the announcement and invested the majority of the proceeds in other industrials holdings.

• Conversely, energy holding Weatherford International declined as company’s third quarter operating earnings fell short of expectations. Lower than expected operating margins in Latin American and the Middle East/Asia accounted for the majority of the shortfall. Uncertainty regarding drilling plans in Mexico also weighed on the shares. Healthcare holding Gilead Sciences also detracted from relative returns.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (12/31/96)
Allianz RCM Large-Cap Growth Fund Class A	20.45%	38.46%	2.46%	–2.53%	5.89%
Allianz RCM Large-Cap Growth Fund Class A (adjusted)	13.83%	30.85%	1.31%	–3.08%	5.43%
Allianz RCM Large-Cap Growth Fund Class B	19.99%	37.44%	1.70%	–3.12%	5.40%
Allianz RCM Large-Cap Growth Fund Class B (adjusted)	14.99%	32.44%	1.35%	–3.12%	5.40%
Allianz RCM Large-Cap Growth Fund Class C	20.06%	37.48%	1.71%	–3.25%	5.11%
Allianz RCM Large-Cap Growth Fund Class C (adjusted)	19.06%	36.48%	1.71%	–3.25%	5.11%
Allianz RCM Large-Cap Growth Fund Class D	20.46%	38.48%	2.47%	–2.47%	6.00%
Allianz RCM Large-Cap Growth Fund Class R	20.37%	38.10%	2.21%	–2.78%	5.62%
Allianz RCM Large-Cap Growth Fund Class P	20.67%	38.86%	2.79%	–2.21%	6.24%
Allianz RCM Large-Cap Growth Fund Institutional Class	20.72%	39.01%	2.89%	–2.11%	6.34%
Allianz RCM Large-Cap Growth Fund Administrative Class	20.68%	38.72%	2.64%	–2.34%	6.09%
Russell 1000 Growth Index	23.03%	37.21%	1.63%	–3.99%	3.71%
S&P 500 Index	22.59%	26.46%	0.42%	–0.95%	5.00%
Lipper Large-Cap Growth Funds Average	22.04%	35.08%	0.92%	–2.90%	4.11%

† The Fund commenced operations on 12/31/96. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.12% for Class A shares, 1.87% for Class B shares, 1.87% for Class C shares, 1.12% for Class D shares, 1.37% for Class R shares, 0.86% for Class P shares, 0.77% for Institutional Class shares and 1.02% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

34	Allianz Funds

Allianz RCM Large-Cap Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Computers & Peripherals	8.9%
Software	8.6%
Biotechnology	5.6%
Internet Software & Services	5.1%
Capital Markets	4.9%
Communications Equipment	4.8%
Oil, Gas & Consumable Fuels	4.1%
Energy Equipment & Services	4.0%
Other	51.4%
Cash & Equivalents — and options written	2.6%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,204.50	$1,199.90	$1,200.60	$1,204.60	$1,203.70	$1,206.70	$1,207.20	$1,206.80
Expenses Paid During Period	$6.17	$10.31	$10.32	$6.17	$7.55	$4.62	$4.06	$5.45

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,019.61	$1,015.83	$1,015.83	$1,019.61	$1,018.35	$1,021.02	$1,021.53	$1,020.27
Expenses Paid During Period	$5.65	$9.45	$9.45	$5.65	$6.92	$4.23	$3.72	$4.99

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C, 1.11% for Class D, 1.36% for Class R, 0.83% for Class P, 0.73% for Institutional Class and 0.98% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	35

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

• Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

• The Fund’s outperformance relative to its benchmark, the Russell Midcap Growth Index, was attributable to positive stock selection and sector allocation during the reporting period.

• Mid-cap stocks ended the second half of 2009 higher amid a strengthening economy and healthier corporate profits. The gains capped a powerful rally that began in March 2009 as the government rolled out aggressive programs to help revive the economy.

• The Russell Midcap Growth Index gained 25.45% during the second half of 2009 and 46.29% for the full year. Mid-cap equities were the best performing size-segment this year, outperforming small-caps and large-caps by a wide margin.

• Stock selection in consumer discretionary and materials sectors contributed positively to the relative returns. This was offset by stock selection in technology, energy, and industrials that detracted during the reporting period.

• Consumer holdings Starbucks and Guess along with lupus drug developer Human Genome Sciences sharply appreciated during the period, making them top contributors to relative returns.

• Conversely, smartphone maker Palm and energy services holding Weatherford International declined during the period, detracting from relative returns. Video game publisher Activision Blizzard also detracted during the reporting period.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (11/06/79)
Allianz RCM Mid-Cap Fund Class A	24.62%	47.28%	2.66%	–0.95%	13.07%
Allianz RCM Mid-Cap Fund Class A (adjusted)	17.76%	39.18%	1.50%	–1.51%	12.86%
Allianz RCM Mid-Cap Fund Class B	24.20%	47.15%	1.99%	–1.39%	12.86%
Allianz RCM Mid-Cap Fund Class B (adjusted)	19.20%	42.15%	1.66%	–1.39%	12.86%
Allianz RCM Mid-Cap Fund Class C	24.33%	46.51%	1.92%	–1.57%	12.32%
Allianz RCM Mid-Cap Fund Class C (adjusted)	23.33%	45.51%	1.92%	–1.57%	12.32%
Allianz RCM Mid-Cap Fund Class D	24.85%	48.02%	2.81%	–0.72%	13.35%
Allianz RCM Mid-Cap Fund Class R	24.48%	46.84%	2.49%	–0.99%	12.91%
Allianz RCM Mid-Cap Fund Institutional Class	24.80%	48.47%	3.12%	–0.33%	13.68%
Allianz RCM Mid-Cap Fund Administrative Class	24.90%	48.55%	2.85%	–0.62%	13.38%
Russell Midcap Index	27.76%	40.48%	2.43%	4.98%	12.96%
Russell Midcap Growth Index	25.45%	46.29%	2.40%	–0.52%	11.85%
Lipper Mid-Cap Growth Funds Average	24.22%	40.40%	1.63%	0.11%	10.71%

† The Fund commenced operations on 11/06/79. Lipper comparisons began on 10/31/79.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.14% for Class A shares, 1.89% for Class B shares, 1.89% for Class C shares, 1.14% for Class D shares, 1.39% for Class R shares, 0.79% for Institutional Class shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

36	Allianz Funds

Allianz RCM Mid-Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Semiconductors & Semiconductor Equipment	8.0%
Software	6.3%
Specialty Retail	5.7%
Capital Markets	5.2%
Electrical Equipment	5.0%
Hotels, Restaurants & Leisure	4.5%
Energy Equipment & Services	4.0%
Communications Equipment	3.8%
Other	57.0%
Cash & Equivalents — Net	0.5%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,246.20	$1,242.00	$1,243.30	$1,248.50	$1,244.80	$1,248.00	$1,249.00
Expenses Paid During Period	$6.45	$10.74	$10.74	$6.52	$7.92	$4.36	$5.78

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,019.46	$1,015.63	$1,015.63	$1,019.41	$1,018.15	$1,021.32	$1,020.06
Expenses Paid During Period	$5.80	$9.65	$9.65	$5.85	$7.12	$3.92	$5.19

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.14% for Class A, 1.90% for Class B, 1.90% for Class C, 1.15% for Class D, 1.40% for Class R, 0.77% for Institutional Class and 1.02% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	37

Allianz RCM Strategic Growth Fund

(Unaudited)

Portfolio Insights

• Allianz RCM Strategic Growth Fund seeks capital appreciation by normally investing primarily in equity and equity-related instruments of companies of all market capitalizations.

• Positive stock selection and sector allocation contributed to the Fund’s outperformance relative to its benchmark, the Russell 3000 Growth Index, during the reporting period.

• U.S. equities appreciated amid a strengthening economy and healthier corporate profits, capping a powerful rally that began in March 2009 as the government rolled out aggressive programs to help revive the economy. The Russell 3000 Growth Index, a broad market growth yardstick, gained 23% during the second half of 2009, lifting its gain to 37% for the year.

• Stock selection in healthcare and technology, along with a relative underweight position in healthcare and overweight position in technology, contributed positively to the relative returns.

• Top performers in the Fund include chipmaker Marvell Technology and storage computer maker NetApp. Computer and mobile phone chipmaker Marvell reported third quarter earnings and revenues that came in well ahead of analyst estimates and the company’s own recently boosted guidance. Order trends improved across all of Marvell’s businesses.

• Conversely, stock selection in the financials and industrials sectors detracted from relative returns during the reporting period.

• State Street bank and engineering and construction company Quanta Services earnings declined during the reporting period. In October 2009, custodial bank State Street reduced its 2009 earning forecast. While in the third quarter operating earnings topped expectations, weak securities lending revenues also weighed on the shares. On a positive note, State Street won a $300 billion custody contract and announced it would purchase Italian bank Intesa Sanpaolo’s securities servicing business, gaining an additional $500 billion in custody assets.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	Fund Inception† (03/31/06)
Allianz RCM Strategic Growth Fund Class A	19.45%	39.85%	0.30%
Allianz RCM Strategic Growth Fund Class A (adjusted)	12.88%	32.16%	–1.20%
Allianz RCM Strategic Growth Fund Class C	18.94%	38.89%	–0.46%
Allianz RCM Strategic Growth Fund Class C (adjusted)	17.94%	37.89%	–0.46%
Allianz RCM Strategic Growth Fund Class D	19.38%	39.79%	0.26%
Allianz RCM Strategic Growth Fund Class P	19.55%	40.09%	0.56%
Allianz RCM Strategic Growth Fund Institutional Class	19.70%	40.38%	0.67%
Allianz RCM Strategic Growth Fund Administrative Class	19.53%	39.98%	0.43%
Russell 3000 Growth Index	22.85%	37.01%	–0.32%
Russell 1000 Growth Index	23.03%	37.21%	–0.02%
Lipper Multi-Cap Growth Funds Average	22.96%	38.12%	–1.88%

† The Fund commenced operations on 03/31/06. Lipper comparisons began on 03/31/06.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 40 and 41 for more information. The Fund’s gross expense ratios are 1.71% for Class A shares, 2.47% for Class C shares, 1.70% for Class D shares, 1.46% for Class P shares, 1.36% for Institutional Class shares and 1.61% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

38	Allianz Funds

Allianz RCM Strategic Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Semiconductors & Semiconductor Equipment	9.1%
Software	8.5%
Computers & Peripherals	7.6%
Communications Equipment	7.6%
Capital Markets	5.2%
Specialty Retail	4.7%
Oil, Gas & Consumable Fuels	4.4%
Internet Software & Services	4.3%
Other	47.5%
Cash & Equivalents and Options Written & Securities Sold Short	1.1%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,194.50	$1,189.40	$1,193.80	$1,195.50	$1,197.00	$1,195.30
Expenses Paid During Period	$9.40	$13.47	$9.40	$7.91	$7.31	$8.69

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,016.64	$1,012.91	$1,016.64	$1,018.00	$1,018.55	$1,017.29
Expenses Paid During Period	$8.64	$12.38	$8.64	$7.27	$6.72	$7.98

For each class of the Fund, expenses are equal to the expense ratio for the class (1.70% for Class A, 2.44% for Class C, 1.70% for Class D, 1.43% for Class P, 1.32% for Institutional Class and 1.57% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	39

Important Information About the Funds

Share Class (A/B/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and/or C shares were first offered in the month/year indicated in parenthesis after each Fund name: CCM Capital Appreciation (1/97), CCM Focused Growth (7/06), CCM Mid-Cap (1/97), NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (1/97), RCM Large-Cap Growth (2/02), and RCM Mid-Cap (2/02). The oldest share classes for OCC Target are A and C, and the B shares were first offered in 5/95. The oldest share class for the following funds is C, and the A and B shares were first offered in: OCC Growth (A in 10/90, B in 5/95) and OCC Opportunity (A in 12/90, B in 3/99).

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in the month/year indicated in parenthesis after each Fund name: CCM Capital Appreciation (4/98), CCM Focused Growth (7/06), CCM Mid-Cap (4/98), NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (6/02), RCM Large-Cap Growth (3/99) and RCM Mid-Cap (12/00). The oldest share class for OCC Target is the A shares, and the D shares were first offered in 6/00. The oldest share class for the following Funds is the C shares, and the D shares were first offered in (month/year): OCC Growth (1/00).

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): CCM Capital Appreciation/Institutional, CCM Mid-Cap/Institutional, NACM Global/A, NFJ Dividend Value/Institutional and Administrative, NFJ Small-Cap Value/Institutional, OCC Growth/C, RCM Large-Cap Growth/Institutional and RCM Mid-Cap/Institutional. R shares for these Funds were first offered in 12/02. The oldest share class for NACM International and NFJ Large-Cap Value is the Institutional share class, and NACM International R shares class was first offered in 1/06. The oldest share class for NFJ International Value is the Institutional share class and for OCC Opportunity is Class C, and each first offered Class R shares class in 11/09.

Share Class (P)

Class P shares were launched on July 7, 2008.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for OCC Target is the A class and the Institutional and Administrative shares were first offered in 3/99. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parenthesis after each Fund name: OCC Growth (3/99) and OCC Opportunity (3/99). The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parenthesis after each Fund name: CCM Capital Appreciation (7/96), CCM Emerging Companies (4/96), CCM Focused Growth (9/06), CCM Mid-Cap (11/94), NFJ Large-Cap Value (9/06) and NFJ Small-Cap Value (11/95).

The oldest share class for the following funds is the Institutional class, and the Administrative shares were first offered on the month/year indicated in parenthesis after each Fund name: RCM Disciplined International Equity (formerly RCM International Growth Equity) (2/02), RCM Large-Cap Growth (2/02), RCM Mid-Cap (2/02) and RCM Technology (3/05).

Returns measure performance from the inception of the oldest share class to the present, therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

As of November 1, 2009, Class B shares of Allianz Funds were no longer available for purchase, except through exchanges and dividend reinvestment.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

40	Allianz Funds

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period as indicated and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administrative fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administrative fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

Semiannual Report	December 31, 2009	41

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% Barclays Capital U.S. Aggregate Index	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital U.S. Aggregate Index. The Russell 3000 Index and the Barclays Capital U.S. Aggregate Index are described below. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Barclays Capital U.S. Aggregate Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization.

Barclays Capital U.S. Aggregate Index	The Barclays Capital U.S. Aggregate Index is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

MSCI All Country World Ex US Index	The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US) is a market capitalization weighted index composed of approximately 2000 companies. It is representative of the market structure of 21 developed countries in North America, Europe, and the Pacific Rim, and excludes securities of United States’ issuers.

MSCI All Country World Index	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a market capitalization weighted index composed of over 2000 companies. It is representative of the market structure of 22 developed countries in North America, Europe, and the Pacific Rim.

MSCI EAFE Growth Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Growth Index (EAFE Growth) is an unmanaged index consisting of 50% of the MSCI EAFE with the highest Price/Book Value ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

MSCI EAFE Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. dollar adjusted basis.

MSCI Emerging Markets Index	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Pacific Index	The Morgan Stanley Capital International (MSCI) Pacific Index is a market capitalization weighted index composed of over 700 companies. It is representative of the market structure of five developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, New Zealand, and Singapore.

MSCI World Healthcare and Consumer Blended Index	The benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the worlds most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The World Healthcare and Consumer Blended Benchmark represents the performance of a hypothetical index developed by the Adviser.

MSCI World Index	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance.

42	Allianz Funds

Benchmark Descriptions (Cont.)

Index	Description
MSCI World Small-Cap Index	The Morgan Stanley Capital International (MSCI) World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD 200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index	The Russell 3000 Growth Index is an unmanaged index composed of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index	The Russell 3000 Index is an unmanaged index generally representative of the U.S. market for large domestic stocks, as determined by total market capitalization, and which represents approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes that are considered to have less than average growth orientation.

Russell Midcap Index	The Russell Midcap Index is an unmanaged index that represents the smallest, by market capitalization, 800 companies in the Russell 1000 Index.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Top 200 Value Index	The Russell Top 200 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index	The Standard & Poor’s 500 Composite Index is an unmanaged market index that is generally representative of the U.S. stock market.

S&P North American Technology Sector Index™ (formerly S&P GSTI Composite Index)	The S&P North American Technology-Internet Sector Index™ is a modified capitalization-weighted index of companies involved in the internet-related sector of the technology industry.

Semiannual Report	December 31, 2009	43

Schedule of Investments

CCM Capital Appreciation Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.2%
Aerospace & Defense—2.2%
Goodrich Corp.	157,940	$10,147
Raytheon Co.	227,110	11,701

		21,848

Air Freight & Logistics—1.2%
United Parcel Service, Inc., Class B	200,570	11,507

Auto Components—1.3%
Johnson Controls, Inc.	457,260	12,456

Beverages—1.1%
Molson Coors Brewing Co., Class B	232,240	10,488

Biotechnology—3.6%
Amgen, Inc. (a)	205,050	11,600
Biogen Idec, Inc. (a)	257,700	13,787
Gilead Sciences, Inc. (a)	232,740	10,073

		35,460

Building Products—1.2%
Owens Corning (a)	479,680	12,299

Capital Markets—4.4%
BlackRock, Inc.	49,410	11,473
Goldman Sachs Group, Inc.	66,600	11,245
Lazard Ltd., Class A	269,860	10,246
Northern Trust Corp.	208,930	10,948

		43,912

Chemicals—2.4%
CF Industries Holdings, Inc.	132,370	12,016
RPM International, Inc.	591,340	12,022

		24,038

Commercial Banks—1.2%
Wells Fargo & Co.	423,990	11,443

Communications Equipment—3.6%
Cisco Systems, Inc. (a)	954,260	22,845
QUALCOMM, Inc.	271,040	12,538

		35,383

Computers & Peripherals—10.2%
Apple, Inc. (a)	132,250	27,886
EMC Corp. (a)	690,910	12,070
Hewlett-Packard Co.	324,730	16,727
International Business Machines Corp.	150,500	19,701
NetApp, Inc. (a)	316,820	10,895
Seagate Technology	775,110	14,099

		101,378

Consumer Finance—1.2%
Capital One Financial Corp.	316,060	12,118

Containers & Packaging—1.1%
Crown Holdings, Inc. (a)	416,760	10,661

Diversified Consumer Services—1.1%
Apollo Group, Inc., Class A (a)	177,850	10,774

Electrical Equipment—1.2%
Cooper Industries PLC	291,080	12,412

Energy Equipment & Services—2.5%
Cameron International Corp. (a)	321,630	13,444
Diamond Offshore Drilling, Inc.	114,250	11,245

		24,689

	Shares	Value (000s)

Food & Staples Retailing—2.7%
Walgreen Co.	283,930	$10,426
Wal-Mart Stores, Inc.	311,720	16,661

		27,087

Food Products—2.6%
Archer-Daniels-Midland Co.	395,240	12,375
General Mills, Inc.	184,590	13,071

		25,446

Health Care Equipment & Supplies—2.2%
Beckman Coulter, Inc.	161,730	10,584
Hospira, Inc. (a)	222,970	11,371

		21,955

Health Care Providers & Services—3.6%
AmerisourceBergen Corp.	464,230	12,103
McKesson Corp.	208,180	13,011
Medco Health Solutions, Inc. (a)	168,690	10,781

		35,895

Hotels, Restaurants & Leisure—2.6%
McDonald‘s Corp.	206,880	12,918
Starbucks Corp. (a)	566,480	13,063

		25,981

Household Durables—2.1%
Leggett & Platt, Inc.	557,430	11,371
NVR, Inc. (a)	13,220	9,396

		20,767

Household Products—1.1%
Kimberly-Clark Corp.	178,210	11,354

Industrial Conglomerates—1.3%
3M Co.	150,600	12,450

Insurance—1.2%
Prudential Financial, Inc.	243,070	12,095

Internet Software & Services—2.7%
eBay, Inc. (a)	533,580	12,561
Google, Inc., Class A (a)	23,580	14,619

		27,180

IT Services—0.9%
Lender Processing Services, Inc.	229,500	9,331

Life Sciences Tools & Services—4.6%
Life Technologies Corp. (a)	233,970	12,220
Millipore Corp. (a)	137,830	9,972
Thermo Fisher Scientific, Inc. (a)	241,160	11,501
Waters Corp. (a)	187,520	11,619

		45,312

Machinery—2.1%
Dover Corp.	284,090	11,821
Joy Global, Inc.	170,472	8,795

		20,616

Media—1.2%
Comcast Corp., Class A	724,010	12,207

Metals & Mining—1.2%
Cliffs Natural Resources, Inc.	249,630	11,505

Multiline Retail—1.4%
Nordstrom, Inc.	379,620	14,266

Oil, Gas & Consumable Fuels—1.2%
Occidental Petroleum Corp.	143,940	11,710

Pharmaceuticals—2.4%
Bristol-Myers Squibb Co.	483,940	12,220
Merck & Co, Inc.	318,235	11,628

		23,848

	Shares	Value (000s)

Road & Rail—1.3%
Norfolk Southern Corp.	241,060	$12,636

Semiconductors & Semiconductor Equipment—5.2%
Broadcom Corp., Class A (a)	392,030	12,329
Marvell Technology Group Ltd. (a)	663,010	13,757
Micron Technology, Inc. (a)	1,230,360	12,993
Texas Instruments, Inc.	476,320	12,413

		51,492

Software—6.2%
BMC Software, Inc. (a)	272,470	10,926
CA, Inc.	600,950	13,498
Microsoft Corp.	655,070	19,973
Oracle Corp.	675,150	16,568

		60,965

Specialty Retail—3.4%
Bed Bath & Beyond, Inc. (a)	303,120	11,710
Gap, Inc.	512,330	10,733
Home Depot, Inc.	396,860	11,481

		33,924

Textiles, Apparel & Luxury Goods—2.0%
Coach, Inc.	277,560	10,139
Polo Ralph Lauren Corp.	115,680	9,368

		19,507

Tobacco—1.3%
Philip Morris International, Inc.	266,550	12,845

Trading Companies & Distributors—1.2%
W.W. Grainger, Inc.	125,860	12,187

Total Common Stock (cost—$802,071)		963,427

	Principal Amount (000s)
Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $26,478; collateralized by Freddie Mac, 6.875%, due 9/15/10, valued at $27,008 including accrued interest (cost—$26,478)	$26,478	26,478

Total Investments (cost—$828,549)—99.9%		989,905

Other assets less liabilities—0.1%		950

Net Assets—100.0%		$990,855

Notes to Schedule of Investments:
(a) Non-income producing.

44	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Emerging Companies Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—100.1%
Aerospace & Defense—0.7%
Applied Signal Technology, Inc.	25,660	$495

Airlines—0.7%
Hawaiian Holdings, Inc. (a)	73,280	513

Auto Components—2.0%
China Automotive Systems, Inc. (a)	33,617	629
Dorman Products, Inc. (a)	58,490	916

		1,545

Beverages—1.1%
National Beverage Corp. (a)	62,930	872

Biotechnology—5.1%
Arqule, Inc. (a)	107,920	398
Emergent Biosolutions, Inc. (a)	21,790	296
Immunomedics, Inc. (a)	185,400	595
Micromet, Inc. (a)	74,950	499
Momenta Pharmaceuticals, Inc. (a)	45,580	575
NeurogesX, Inc. (a)	50,030	386
Orexigen Therapeutics, Inc. (a)	86,460	643
Sangamo Biosciences, Inc. (a)	74,890	444

		3,836

Capital Markets—2.3%
Evercore Partners, Inc., Class A	28,740	874
Pzena Investment Management, Inc., Class A (a)	104,470	850

		1,724

Chemicals—1.9%
Innophos Holdings, Inc.	32,740	753
Omnova Solutions, Inc. (a)	111,390	683

		1,436

Commercial Banks—1.0%
Nara Bancorp, Inc. (a)	70,160	796

Commercial Services & Supplies—0.9%
North American Galvanizing &
Coating, Inc. (a)	140,220	680

Communications Equipment—5.1%
Acme Packet, Inc. (a)	75,990	836
Anaren, Inc. (a)	58,490	880
Cogo Group, Inc. (a)	129,620	955
Oplink Communications, Inc. (a)	71,970	1,180

		3,851

Computers & Peripherals—1.0%
Super Micro Computer, Inc. (a)	69,510	773

Construction & Engineering—1.0%
Orion Marine Group, Inc. (a)	34,070	717

Containers & Packaging—1.5%
Boise, Inc. (a)	68,120	362
Bway Holding Co. (a)	39,350	756

		1,118

Distributors—1.2%
Core-Mark Holding Co., Inc. (a)	28,570	942

Diversified Consumer Services—0.5%
Carriage Services, Inc. (a)	89,080	350

Diversified Financial Services—1.0%
Marlin Business Services Corp. (a)	94,100	746

Electrical Equipment—4.0%
AZZ, Inc. (a)	18,710	612
Harbin Electric, Inc. (a)	43,250	888

	Shares	Value (000s)

Powell Industries, Inc. (a)	14,670	$463
Power-One, Inc. (a)	244,610	1,064

		3,027

Electronic Equipment, Instruments & Components—2.7%
Cogent, Inc. (a)	86,140	895
PC Mall, Inc. (a)	62,230	325
TTM Technologies, Inc. (a)	73,310	845

		2,065

Energy Equipment & Services—3.0%
Geokinetics, Inc. (a)	78,520	755
Matrix Service Co. (a)	58,800	626
Willbros Group, Inc. (a)	50,790	857

		2,238

Food & Staples Retailing—0.8%
Pricesmart, Inc.	30,420	622

Food Products—4.1%
B&G Foods, Inc., Class A	68,660	630
Calavo Growers, Inc.	31,560	537
Diamond Foods, Inc.	27,050	961
J&J Snack Foods Corp.	23,380	934

		3,062

Health Care Equipment & Supplies—5.4%
ICU Medical, Inc. (a)	20,670	753
Medical Action Industries, Inc. (a)	57,040	916
Micrus Endovascular Corp (a)	59,100	887
Natus Medical, Inc. (a)	67,810	1,003
Young Innovations, Inc.	21,070	522

		4,081

Health Care Providers & Services—6.3%
America Service Group, Inc.	57,540	913
American Dental Partners, Inc. (a)	70,190	905
BioScrip, Inc. (a)	162,080	1,355
Health Fitness Corp. (a)	97,120	743
U.S. Physical Therapy, Inc. (a)	48,070	814

		4,730

Health Care Technology—2.3%
AMICAS, Inc. (a)	194,120	1,056
HealthStream, Inc. (a)	176,850	699

		1,755

Hotels, Restaurants & Leisure—3.5%
AFC Enterprises, Inc. (a)	93,030	759
Interval Leisure Group, Inc. (a)	53,060	662
Shuffle Master, Inc. (a)	102,000	840
Youbet.com, Inc. (a)	134,520	386

		2,647

Insurance—3.5%
American Physicians Capital, Inc.	30,916	937
Amerisafe, Inc. (a)	52,125	937
FBL Financial Group, Inc., Class A	41,080	761

		2,635

Internet & Catalog Retail—1.1%
PetMed Express, Inc.	45,140	796

Internet Software & Services—3.5%
Art Technology Group, Inc. (a)	194,010	875
LivePerson, Inc. (a)	142,850	996
Perficient, Inc. (a)	88,780	748

		2,619

IT Services—2.2%
RightNow Technologies, Inc. (a)	61,090	1,061
TNS, Inc. (a)	22,080	567

		1,628

	Shares	Value (000s)

Leisure Equipment & Products—1.0%
Leapfrog Enterprises, Inc. (a)	192,470	$753

Life Sciences Tools & Services—0.9%
Accelrys, Inc. (a)	124,200	712

Machinery—3.1%
Ampco-Pittsburgh Corp.	28,160	888
Graham Corp.	36,340	752
Tennant Co.	27,400	718

		2,358

Media—1.4%
CKX, Inc. (a)	95,830	505
Dolan Media Co. (a)	56,520	577

		1,082

Metals & Mining—0.6%
Synalloy Corp.	50,980	446

Oil, Gas & Consumable Fuels—2.1%
Gulfport Energy Corp. (a)	91,450	1,047
Vaalco Energy, Inc. (a)	120,010	546

		1,593

Personal Products—1.3%
Schiff Nutrition International, Inc.	121,180	948

Pharmaceuticals—1.1%
Cypress Bioscience, Inc. (a)	60,610	349
Vivus, Inc. (a)	53,400	491

		840

Professional Services—0.8%
ICF International, Inc. (a)	23,310	625

Real Estate Investment Trust—1.1%
Associated Estates Realty Corp.	76,810	866

Road & Rail—0.6%
Quality Distribution, Inc. (a)	122,231	483

Semiconductors & Semiconductor Equipment—4.6%
Integrated Silicon Solution, Inc. (a)	202,150	1,142
Monolithic Power Systems, Inc. (a)	34,160	819
NVE Corp. (a)	20,490	846
Semtech Corp. (a)	38,430	654

		3,461

Software—7.0%
Actuate Corp. (a)	153,250	656
American Software, Inc., Class A	116,070	696
Deltek, Inc. (a)	112,310	874
Interactive Intelligence, Inc. (a)	31,870	588
JDA Software Group, Inc. (a)	32,090	817
Netscout Systems, Inc. (a)	65,700	962
SonicWALL, Inc. (a)	93,390	711

		5,304

Specialty Retail—2.0%
Jo-Ann Stores, Inc. (a)	27,670	1,003
Rent-A-Center, Inc. (a)	28,420	503

		1,506

Trading Companies & Distributors—2.2%
DXP Enterprises, Inc. (a)	57,920	757
Textainer Group Holdings Ltd.	52,750	891

		1,648

Water Utilities—0.9%
Consolidated Water Co., Ltd.	47,600	680

Total Common Stock (cost—$65,132)		75,604

12.31.09	Allianz Funds Semiannual Report	45

Schedule of Investments (cont.)

CCM Emerging Companies Fund

December 31, 2009 (unaudited)

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—0.3%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $238; collateralized by Federal Home Loan Bank, 0.95%, due 11/30/10, valued at $246 including accrued interest (cost—$238)	$238	$238

Total Investments (cost—$65,370)—100.4%		75,842

Liabilities in excess of other assets—(0.4)%		(339)

Net Assets—100.0%		$75,503

Notes to Schedule of Investments:
(a) Non-income producing.

46	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Focused Growth Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.4%
Aerospace & Defense—2.5%
Raytheon Co.	22,960	$1,183

Air Freight & Logistics—2.3%
CH Robinson Worldwide, Inc.	18,980	1,115

Biotechnology—4.7%
Amgen, Inc. (a)	20,700	1,171
Gilead Sciences, Inc. (a)	24,640	1,066

		2,237

Building Products—2.0%
Masco Corp.	71,080	982

Capital Markets—4.8%
BlackRock, Inc.	4,990	1,159
Goldman Sachs Group, Inc.	6,730	1,136

		2,295

Chemicals—2.3%
Scotts Miracle-Gro Co., Class A	28,420	1,117

Communications Equipment—2.5%
Cisco Systems, Inc. (a)	49,670	1,189

Computers & Peripherals—10.7%
Apple, Inc. (a)	6,410	1,352
EMC Corp. (a)	66,470	1,161
Hewlett-Packard Co.	24,630	1,269
International Business Machines Corp.	10,080	1,319

		5,101

Containers & Packaging—2.2%
Owens-Illinois, Inc. (a)	31,550	1,037

Energy Equipment & Services—2.2%
Cameron International Corp. (a)	25,340	1,059

Food & Staples Retailing—4.1%
Walgreen Co.	27,960	1,027
Wal-Mart Stores, Inc.	17,460	933

		1,960

Health Care Providers & Services—5.0%
Lincare Holdings, Inc. (a)	34,210	1,270
McKesson Corp.	18,040	1,127

		2,397

Hotels, Restaurants & Leisure—5.1%
McDonald‘s Corp.	19,020	1,188
Starbucks Corp. (a)	53,520	1,234

		2,422

Household Products—2.5%
Kimberly-Clark Corp.	18,520	1,180

Industrial Conglomerates—2.6%
3M Co.	15,060	1,245

Insurance—2.5%
CNA Financial Corp. (a)	49,350	1,184

Internet Software & Services—5.0%
eBay, Inc. (a)	47,510	1,119
Google, Inc., Class A (a)	2,060	1,277

		2,396

Machinery—2.2%
Joy Global, Inc.	20,410	1,053

Media—2.6%
Comcast Corp., Class A	73,190	1,234

Multiline Retail—2.6%
Nordstrom, Inc.	33,460	1,258

	Shares	Value (000s)

Oil, Gas & Consumable Fuels—4.6%
Alpha Natural Resources, Inc. (a)	29,240	$1,269
Occidental Petroleum Corp.	11,700	951

		2,220

Pharmaceuticals—5.1%
Bristol-Myers Squibb Co.	49,150	1,241
Merck & Co, Inc.	32,628	1,192

		2,433

Semiconductors & Semiconductor Equipment—5.2%
Broadcom Corp., Class A (a)	41,160	1,295
Texas Instruments, Inc.	46,000	1,198

		2,493

Software—7.8%
BMC Software, Inc. (a)	30,580	1,226
Microsoft Corp.	39,990	1,220
Oracle Corp.	53,430	1,311

		3,757

Textiles, Apparel & Luxury Goods—2.1%
Polo Ralph Lauren Corp.	12,320	998

Tobacco—2.2%
Philip Morris International, Inc.	21,870	1,054

Total Common Stock (cost—$40,183)		46,599

	Principal Amount (000s)
Repurchase Agreement—2.5%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $1,188; collateralized by Federal Home Loan Bank, 0.95%, due 11/30/10, valued at $1,216 including accrued interest (cost—$1,188)	$1,188	1,188

Total Investments (cost—$41,371)—99.9%		47,787

Other assets less liabilities—0.1%		53

Net Assets—100.0%		$47,840

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	47

Schedule of Investments

CCM Mid-Cap Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.9%
Air Freight & Logistics—2.4%
CH Robinson Worldwide, Inc.	161,000	$9,455
UTI Worldwide, Inc.	711,720	10,192

		19,647

Auto Components—1.9%
Gentex Corp.	367,730	6,564
WABCO Holdings, Inc.	325,960	8,406

		14,970

Automobiles—1.3%
Thor Industries, Inc.	335,160	10,524

Beverages—1.2%
Coca-Cola Enterprises, Inc.	454,240	9,630

Building Products—3.5%
Lennox International, Inc.	236,490	9,233
Masco Corp.	666,210	9,200
Owens Corning (a)	394,520	10,115

		28,548

Capital Markets—4.2%
Affiliated Managers Group, Inc. (a)	133,880	9,017
Ameriprise Financial, Inc.	206,520	8,017
Lazard Ltd., Class A	226,060	8,583
SEI Investments Co.	456,140	7,992

		33,609

Chemicals—3.4%
Ashland, Inc.	229,930	9,110
Scotts Miracle-Gro Co., Class A	213,860	8,407
Valspar Corp.	370,690	10,060

		27,577

Computers & Peripherals—2.8%
Seagate Technology	680,820	12,384
Teradata Corp. (a)	324,210	10,190

		22,574

Containers & Packaging—1.0%
Crown Holdings, Inc. (a)	323,890	8,285

Electrical Equipment—3.4%
Hubbell, Inc., Class B	204,890	9,691
Roper Industries, Inc.	169,900	8,898
Thomas & Betts Corp. (a)	245,780	8,796

		27,385

Electronic Equipment, Instruments & Components—4.8%
Amphenol Corp., Class A	181,907	8,400
Arrow Electronics, Inc. (a)	326,310	9,662
Dolby Laboratories, Inc., Class A (a)	217,970	10,404
Jabil Circuit, Inc.	565,730	9,827

		38,293

Energy Equipment & Services—3.8%
Diamond Offshore Drilling, Inc.	104,020	10,238
Dresser-Rand Group, Inc. (a)	344,930	10,903
Patterson-UTI Energy, Inc.	615,190	9,443

		30,584

Food & Staples Retailing—1.7%
BJ‘s Wholesale Club, Inc. (a)	216,553	7,083
Whole Foods Market, Inc. (a)	255,980	7,027

		14,110

Health Care Equipment & Supplies—1.5%
Hospira, Inc. (a)	238,120	12,144

	Shares	Value (000s)

Health Care Providers & Services—6.2%
AmerisourceBergen Corp.	387,230	$10,095
Coventry Health Care, Inc. (a)	471,370	11,450
Laboratory Corp. of America Holdings (a)	118,080	8,837
Lincare Holdings, Inc. (a)	275,080	10,211
Universal Health Services, Inc., Class B	306,600	9,351

		49,944

Hotels, Restaurants & Leisure—3.5%
Panera Bread Co., Class A (a)	142,200	9,523
WMS Industries, Inc. (a)	226,230	9,049
Wyndham Worldwide Corp.	474,560	9,572

		28,144

Household Durables—2.2%
Garmin Ltd.	261,910	8,041
Newell Rubbermaid, Inc.	628,400	9,432

		17,473

Household Products—1.1%
Church & Dwight Co., Inc.	146,330	8,846

Independent Power Producers & Energy Traders—1.0%
AES Corp. (a)	611,360	8,137

Insurance—3.2%
PartnerRe Ltd.	122,870	9,173
Reinsurance Group of America, Inc.	139,360	6,641
Transatlantic Holdings, Inc.	187,820	9,787

		25,601

Internet & Catalog Retail—0.6%
Priceline.com, Inc. (a)	23,430	5,120

IT Services—2.2%
Amdocs Ltd. (a)	354,170	10,104
Fidelity National Information Services, Inc.	329,375	7,721

		17,825

Life Sciences Tools & Services—3.6%
Bio-Rad Laboratories, Inc., Class A (a)	101,610	9,801
Life Technologies Corp. (a)	199,970	10,445
Millipore Corp. (a)	121,120	8,763

		29,009

Machinery—1.2%
Flowserve Corp.	105,012	9,927

Metals & Mining—1.4%
Walter Energy, Inc.	150,990	11,371

Oil, Gas & Consumable Fuels—1.5%
Alpha Natural Resources, Inc. (a)	270,670	11,742

Personal Products—2.3%
Herbalife Ltd.	198,870	8,068
NBTY, Inc. (a)	235,730	10,264

		18,332

Pharmaceuticals—2.4%
Mylan, Inc. (a)	542,410	9,997
Watson Pharmaceuticals, Inc. (a)	235,600	9,332

		19,329

Professional Services—1.2%
IHS, Inc., Class A (a)	172,170	9,437

	Shares	Value (000s)

Real Estate Investment Trust—2.5%
Digital Realty Trust, Inc.	212,430	$10,681
Public Storage	117,280	9,552

		20,233

Road & Rail—1.3%
Con-way, Inc.	293,170	10,235

Semiconductors & Semiconductor Equipment—5.0%
Analog Devices, Inc.	319,330	10,084
Marvell Technology Group Ltd. (a)	549,740	11,407
ON Semi-conductor Corp. (a)	953,200	8,398
Silicon Laboratories, Inc. (a)	207,780	10,044

		39,933

Software—7.7%
BMC Software, Inc. (a)	225,520	9,043
CA, Inc.	482,460	10,836
McAfee, Inc. (a)	221,500	8,986
Nuance Communications, Inc. (a)	635,940	9,883
Red Hat, Inc. (a)	423,710	13,093
Sybase, Inc. (a)	241,200	10,468

		62,309

Specialty Retail—6.9%
Carmax, Inc. (a)	401,130	9,727
Chico‘s FAS, Inc. (a)	581,520	8,170
Guess?, Inc.	248,670	10,519
Limited Brands, Inc.	506,250	9,740
Penske Auto Group, Inc. (a)	487,120	7,395
Williams-Sonoma, Inc.	470,260	9,772

		55,323

Textiles, Apparel & Luxury Goods—2.7%
Coach, Inc.	295,470	10,794
V.F. Corp.	147,190	10,780

		21,574

Trading Companies & Distributors—1.3%
MSC Industrial Direct Co., Class A	216,250	10,164

Total Common Stock (cost—$664,979)		787,888

	Principal Amount (000s)
Repurchase Agreement—2.6%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $20,584; collateralized by Federal Home Loan Bank, 0.95%, due 11/30/10, valued at $20,999 including accrued interest (cost—$20,584)	$20,584	20,584

Total Investments (cost—$685,563)—100.5%		808,472

Liabilities in excess of other assets—(0.5)%		(3,985)

Net Assets—100.0%		$804,487

Notes to Schedule of Investments:
(a) Non-income producing.

48	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Growth Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.0%
Aerospace & Defense—1.1%
Raytheon Co.	8,500	$438

Auto Components—1.0%
TRW Automotive Holdings Corp. (a)	17,600	420

Automobiles—1.0%
Ford Motor Co. (a)	42,000	420

Beverages—2.0%
Coca-Cola Co.	7,900	450
PepsiCo, Inc.	6,400	389

		839

Capital Markets—0.9%
Goldman Sachs Group, Inc.	2,100	355

Chemicals—1.8%
Lubrizol Corp.	4,200	306
Nalco Holding Co.	17,600	449

		755

Commercial Services & Supplies—1.0%
Avery Dennison Corp.	11,300	412

Communications Equipment—4.1%
Cisco Systems, Inc. (a)	71,400	1,709

Computers & Peripherals—15.2%
Apple, Inc. (a)	8,300	1,750
EMC Corp. (a)	36,700	641
Hewlett-Packard Co.	23,200	1,195
International Business Machines Corp.	12,700	1,663
NetApp, Inc. (a)	13,000	447
Western Digital Corp. (a)	12,500	552

		6,248

Diversified Financial Services—0.8%
NASDAQ OMX Group, Inc. (a)	17,400	345

Diversified Telecommunication Services—2.3%
AT&T, Inc.	17,000	477
CenturyTel, Inc.	12,800	463

		940

Electronic Equipment, Instruments & Components—1.2%
Jabil Circuit, Inc.	28,200	490

Energy Equipment & Services—1.5%
Ensco International PLC ADR	5,300	211
National-Oilwell Varco, Inc.	9,000	397

		608

Food & Staples Retailing—3.7%
Walgreen Co.	17,700	650
Wal-Mart Stores, Inc.	16,200	866

		1,516

Food Products—0.8%
Archer-Daniels-Midland Co.	10,800	338

Health Care Equipment & Supplies—2.0%
Hospira, Inc. (a)	9,200	469
Medtronic, Inc.	8,500	374

		843

Health Care Providers & Services—3.7%
AmerisourceBergen Corp.	12,300	320
McKesson Corp.	6,300	394
Medco Health Solutions, Inc. (a)	7,000	447
UnitedHealth Group, Inc.	11,800	360

		1,521

	Shares	Value (000s)

Household Durables—2.0%
Jarden Corp.	14,100	$436
Whirlpool Corp.	4,900	395

		831

Household Products—3.9%
Kimberly-Clark Corp.	6,400	408
Procter & Gamble Co.	19,800	1,200

		1,608

Independent Power Producers & Energy Traders—1.0%
Constellation Energy Group, Inc.	11,800	415

Industrial Conglomerates—2.7%
3M Co.	10,600	876
General Electric Co.	16,600	251

		1,127

Insurance—0.9%
Prudential Financial, Inc.	7,800	388

Internet & Catalog Retail—1.3%
Expedia, Inc. (a)	8,200	211
Priceline.com, Inc. (a)	1,500	328

		539

Internet Software & Services—5.2%
eBay, Inc. (a)	16,900	398
Google, Inc., Class A (a)	2,800	1,736

		2,134

IT Services—3.5%
Amdocs Ltd. (a)	7,000	200
Cognizant Technology Solutions Corp., Class A (a)	9,600	435
Computer Sciences Corp. (a)	7,000	403
Lender Processing Services, Inc.	9,900	402

		1,440

Machinery—1.0%
Eaton Corp.	6,300	401

Media—4.5%
DISH Network Corp., Class A	10,700	222
Gannett Co., Inc.	19,400	288
Scripps Networks Interactive, Inc., Class A	10,600	440
Viacom, Inc., Class B (a)	19,900	592
Washington Post Co., Class B	700	308

		1,850

Metals & Mining—2.0%
Freeport-McMoRan Copper & Gold, Inc. (a)	6,800	546
Steel Dynamics, Inc.	15,300	271

		817

Multiline Retail—0.7%
Target Corp.	5,600	271

Oil, Gas & Consumable Fuels—5.1%
ConocoPhillips	8,400	429
Exxon Mobil Corp.	5,400	368
Peabody Energy Corp.	9,200	416
Southwestern Energy Co. (a)	9,700	468
Williams Cos., Inc.	20,400	430

		2,111

Personal Products—0.5%
Estee Lauder Cos., Inc., Class A	4,200	203

Pharmaceuticals—8.5%
Abbott Laboratories	19,000	1,026
Bristol-Myers Squibb Co.	30,500	770
Johnson & Johnson	15,500	998

	Shares	Value (000s)

Merck & Co, Inc.	13,840	$506
Mylan, Inc. (a)	12,000	221

		3,521

Semiconductors & Semiconductor Equipment—6.0%
Broadcom Corp., Class A (a)	9,900	311
Cree, Inc. (a)	9,200	519
Intel Corp.	26,900	549
Marvell Technology Group Ltd. (a)	21,800	452
Texas Instruments, Inc.	24,200	631

		2,462

Software—4.6%
BMC Software, Inc. (a)	6,800	273
Microsoft Corp.	52,800	1,610

		1,883

Specialty Retail—1.0%
Bed Bath & Beyond, Inc. (a)	11,000	425

Textiles, Apparel & Luxury Goods—0.5%
Phillips-Van Heusen Corp.	4,600	187

Total Common Stock (cost—$34,519)		40,810

	Principal Amount (000s)
Repurchase Agreement—1.1%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $470; collateralized by Fannie Mae, 6.625%, due 11/15/10, valued at $483 including accrued interest (cost—$470)	$470	470

Total Investments (cost—$34,989)—100.1%		41,280

Liabilities in excess of other assets—(0.1)%		(52)

Net Assets—100.0%		$41,228

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	49

Schedule of Investments

NACM Income & Growth Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—31.6%
Aerospace & Defense—0.8%
L-3 Communications Holdings, Inc.	6,900	$600

Auto Components—0.8%
Johnson Controls, Inc.	22,400	610

Beverages—2.2%
Coca-Cola Co.	10,207	582
Molson Coors Brewing Co., Class B	11,200	506
PepsiCo, Inc.	10,000	608

		1,696

Biotechnology—0.6%
Gilead Sciences, Inc. (e)	11,400	493

Communications Equipment—2.5%
Cisco Systems, Inc. (e)	27,100	649
Harris Corp.	14,300	680
QUALCOMM, Inc.	13,400	620

		1,949

Computers & Peripherals—2.4%
Apple, Inc. (e)	3,102	654
EMC Corp. (e)	37,700	659
International Business Machines Corp.	4,400	576

		1,889

Construction & Engineering—0.5%
Fluor Corp.	8,800	396

Diversified Telecommunication Services—0.8%
Verizon Communications, Inc.	18,600	616

Electronic Equipment, Instruments & Components—0.7%
Amphenol Corp., Class A	12,700	587

Energy Equipment & Services—2.4%
Diamond Offshore Drilling, Inc.	6,500	640
National-Oilwell Varco, Inc.	15,000	661
Schlumberger Ltd.	9,100	592

		1,893

Health Care Equipment & Supplies—1.6%
Baxter International, Inc.	10,300	605
Intuitive Surgical, Inc. (e)	2,150	652

		1,257

Health Care Providers & Services—1.5%
McKesson Corp.	9,600	600
Medco Health Solutions, Inc. (e)	9,600	614

		1,214

Hotels, Restaurants & Leisure—0.8%
McDonald‘s Corp.	9,600	599

Household Products—0.8%
Procter & Gamble Co.	9,700	588

Industrial Conglomerates—1.6%
General Electric Co.	39,222	593
Textron, Inc.	36,200	681

		1,274

Insurance—0.8%
Prudential Financial, Inc.	12,800	637

Internet Software & Services—0.7%
Google, Inc., Class A (e)	925	573

	Shares	Value (000s)

Machinery—2.5%
AGCO Corp. (e)	19,100	$618
Deere & Co.	11,900	644
Joy Global, Inc.	12,700	655

		1,917

Metals & Mining—0.9%
Freeport-McMoRan Copper & Gold, Inc. (e)	8,350	670

Multiline Retail—0.7%
Target Corp.	11,300	547

Oil, Gas & Consumable Fuels—1.5%
Occidental Petroleum Corp.	7,000	569
Peabody Energy Corp.	13,600	615

		1,184

Pharmaceuticals—1.3%
Abbott Laboratories	8,400	454
Bristol-Myers Squibb Co.	23,900	603

		1,057

Semiconductors & Semiconductor Equipment—1.6%
Intel Corp.	28,800	588
Texas Instruments, Inc.	25,300	659

		1,247

Software—1.6%
Microsoft Corp.	21,200	646
Oracle Corp.	26,300	646

		1,292

Total Common Stock (cost—$26,100)		24,785

CORPORATE BONDS & NOTES—30.5%

	Credit Rating (Moody‘s/ S&P)	Principal Amount (000s)

Aerospace & Defense—0.4%
BE Aerospace, Inc., 8.50%, 7/1/18	Ba3/BB	$300	319

Apparel & Textiles—0.8%
Levi Strauss & Co., 9.75%, 1/15/15	B2/B+	200	211
Oxford Industries, Inc., 11.375%, 7/15/15	B1/BB-	350	387

			598

Automotive—1.6%
American Axle & Manufacturing, Inc., 7.875%, 3/1/17	Caa3/CCC-	425	362
Exide Technologies, 10.50%, 3/15/13	B3/B-	350	356
Navistar International Corp., 8.25%, 11/1/21	B1/BB-	425	436
Tenneco, Inc., 8.625%, 11/15/14	Caa2/CCC	75	76

			1,230

Building/Construction—0.5%
K Hovnanian Enterprises, Inc. (a), 10.625%, 10/15/16	B1/CCC+	400	420

	Credit Rating (Moody‘s/ S&P)	Principal Amount (000s)	Value (000s)

Chemicals—0.4%
Terra Capital, Inc. (a), 7.75%, 11/1/19	B1/BB	$300	$323

Commercial Products—2.3%
Avis Budget Car Rental LLC, 7.75%, 5/15/16	Caa1/CCC	375	352
DI Finance, 9.50%, 2/15/13	B1/B+	375	382
Hertz Corp., 10.50%, 1/1/16	B3/CCC+	300	322
Iron Mountain, Inc., 8.375%, 8/15/21	B2/B+	350	363
RSC Equipment Rental, Inc., 9.50%, 12/1/14	Caa2/B-	400	402

			1,821

Commercial Services—1.7%
ARAMARK Corp., 8.50%, 2/1/15	B3/B	200	207
KAR Auction Services, Inc., 8.75%, 5/1/14	B3/CCC	200	207
National Money Mart Co. (a), 10.375%, 12/15/16	B2/B+	500	513
Trico Shipping AS (a), 11.875%, 11/1/14	B1/B-	400	418

			1,345

Communications—0.9%
Affinion Group, Inc., 11.50%, 10/15/15	Caa1/B-	350	368
Salem Communications Corp. (a), 9.625%, 12/15/16	B2/B	300	316

			684

Computer Services—0.6%
Stream Global Services, Inc. (a), 11.25%, 10/1/14	B1/B+	370	376
Unisys Corp. (a), 12.75%, 10/15/14	Ba3/BB-	99	115

			491

Consumer Products—0.4%
Jarden Corp., 7.50%, 5/1/17	B3/B-	300	301

Containers & Packaging—0.4%
BWAY Corp. (a), 10.00%, 4/15/14	B3/B-	300	319

Cosmetics—0.5%
Revlon Consumer Products Corp. (a), 9.75%, 11/15/15	B3/B-	405	420

Diversified Manufacturing—0.5%
Harland Clarke Holdings Corp., 9.50%, 5/15/15	Caa1/B-	400	374

Electronics—0.4%
Sanmina-SCI Corp., 8.125%, 3/1/16	B2/CCC	350	351

Energy—0.6%
Cloud Peak Energy Resources LLC (a), 8.25%, 12/15/17	B1/BB-	450	452

50	Allianz Funds Semiannual Report	12.31.09

Schedule of Investments (cont.)

NACM Income & Growth Fund

December 31, 2009 (unaudited)

	Credit Rating (Moody‘s/ S&P)	Principal Amount (000s)	Value (000s)

Financial Services—1.4%
CB Richard Ellis Services, Inc., 11.625%, 6/15/17	Ba3/B+	$300	$334
Ford Motor Credit Co. LLC, 7.00%, 10/1/13	B3/B-	250	250
8.125%, 1/15/20	B3/B-	150	148
GMAC, Inc. (a), 6.75%, 12/1/14	Ca/CCC	300	288
SLM Corp., 8.45%, 6/15/18	Ba1/BBB-	70	69

			1,089

Healthcare & Hospitals—1.2%
AMR HoldCo., Inc., 10.00%, 2/15/15	Ba3/B+	150	158
Apria Healthcare Group, Inc. (a), 11.25%, 11/1/14	Ba2/BB+	300	331
Community Health Systems, Inc., 8.875%, 7/15/15	B3/B	200	208
HCA, Inc., 9.25%, 11/15/16	B2/BB-	200	215
Sun Healthcare Group, Inc., 9.125%, 4/15/15	B3/CCC+	25	26

			938

Hotels/Gaming—1.0%
Harrahs Operating Escrow LLC (a), 11.25%, 6/1/17	Caa1/B-	380	399
MGM Mirage (a), 11.375%, 3/1/18	Caa2/CCC+	400	360

			759

Industrial—0.3%
Louisiana-Pacific Corp. (a), 13.00%, 3/15/17	Ba3/BBB-	228	245

Leisure—0.4%
NCL Corp Ltd. (a), 11.75%, 11/15/16	B3/B+	350	347

Machinery—0.6%
Baldor Electric Co., 8.625%, 2/15/17	B3/B	250	257
Terex Corp., 7.375%, 1/15/14	Ba3/BB-	200	203

			460

Multi-Media—1.1%
Cablevision Systems Corp. (a), 8.625%, 9/15/17	B1/B+	350	366
DISH DBS Corp., 7.125%, 2/1/16	Ba3/BB-	200	205
Mediacom Broadband LLC, 8.50%, 10/15/15	B3/B-	300	305

			876

Oil & Gas—2.9%
Allis-Chalmers Energy, Inc., 9.00%, 1/15/14	Caa1/B-	350	336
Chesapeake Energy Corp., 6.875%, 1/15/16	Ba3/BB	300	302

	Credit Rating (Moody‘s/ S&P)	Principal Amount (000s)	Value (000s)

Dynegy Holdings, Inc., 7.75%, 6/1/19	B3/B	$400	$349
El Paso Corp., 8.25%, 2/15/16	Ba3/BB-	300	322
OPTI Canada, Inc., 8.25%, 12/15/14	Caa3/B	350	290
PetroHawk Energy Corp., 7.875%, 6/1/15	B3/B	200	203
SandRidge Energy, Inc. (a), 8.00%, 6/1/18	B3/B+	450	444

			2,246

Paper/Paper Products—0.5%
NewPage Corp. (a), 11.375%, 12/31/14	B2/CCC+	350	355

Pharmaceuticals—0.4%
Valeant Pharmaceuticals International (a), 8.375%, 6/15/16	Ba3/B+	300	310

Printing/Publishing—0.3%
Cenveo Corp., 7.875%, 12/1/13	Caa1/B-	250	232

Retail—0.8%
GameStop Corp., 8.00%, 10/1/12	Ba1/BB+	400	417
Rite Aid Corp., 7.50%, 3/1/17	Caa2/B-	200	189

			606

Technology—2.4%
Advanced Micro Devices, Inc. (a), 8.125%, 12/15/17	B2/B-	500	500
Amkor Technology, Inc., 9.25%, 6/1/16	B2/B+	250	267
First Data Corp., 9.875%, 9/24/15	Caa1/B-	450	422
JDA Software Group, Inc. (a), 8.00%, 12/15/14	B1/BB-	345	354
Terremark Worldwide, Inc. (a), 12.00%, 6/15/17	B2/B-	300	333

			1,876

Telecommunications—4.3%
Cincinnati Bell, Inc., 8.375%, 1/15/14	B2/B-	200	205
DigitalGlobe, Inc. (a), 10.50%, 5/1/14	Ba3/BB	200	215
Hughes Network Systems LLC, 9.50%, 4/15/14	B1/B	400	415
Intelsat Jackson Holdings Ltd., 9.50%, 6/15/16	B3/B+	300	322
MasTec, Inc., 7.625%, 2/1/17	B1/B+	200	193
Millicom International Cellular S.A., 10.00%, 12/1/13	B1/NR	200	208
Nextel Communications, Inc., 7.375%, 8/1/15	Ba2/BB	300	293
NII Capital Corp. (a), 8.875%, 12/15/19	B1/BB-	430	421

	Credit Rating (Moody‘s/ S&P)	Principal Amount (000s)	Value (000s)

Sprint Capital Corp., 8.375%, 3/15/12	Ba3/BB	$300	$312
Time Warner Telecom Holdings, Inc., 9.25%, 2/15/14	B2/B-	300	311
West Corp., 11.00%, 10/15/16	Caa1/B-	200	210
Windstream Corp., 8.625%, 8/1/16	Ba3/BB-	250	256

			3,361

Utilities—0.3%
Edison Mission Energy, 7.00%, 5/15/17	B2/B	300	238

Wholesale—0.6%
Intcomex, Inc. (a), 13.25%, 12/15/14	B3/B-	500	488

Total Corporate Bonds & Notes (cost—$22,836)			23,874

CONVERTIBLE BONDS—18.7%
Aerospace & Defense—0.3%
Orbital Sciences Corp., 2.438%, 1/15/27	NR/BB-	275	262

Airlines—0.4%
Continental Airlines, Inc., 4.50%, 1/15/15	B3/CCC+	250	278

Apparel & Textiles—0.4%
Iconix Brand Group, Inc., 1.875%, 6/30/12	B2/B	325	292

Auto Components—0.6%
BorgWarner, Inc., 3.50%, 4/15/12	NR/BBB	350	443

Biotechnology—0.5%
Life Technologies Corp., 2.00%, 8/1/23	NR/BB+	275	425

Building/Construction—0.5%
DR Horton, Inc., 2.00%, 5/15/14	Ba3/BB-	375	417

Communications—1.6%
Equinix, Inc., 2.50%, 4/15/12	NR/B-	300	332
TeleCommunication Systems, Inc. (a), 4.50%, 11/1/14	NR/NR	375	450
VeriSign, Inc., 3.25%, 8/15/37	NR/NR	575	514

			1,296

Consumer Services—1.2%
Alliance Data Systems Corp., 1.75%, 8/1/13	NR/NR	460	471
Coinstar, Inc., 4.00%, 9/1/14	NR/BB	500	500

			971

Electrical Equipment—1.2%
EnerSys (d), 3.375%, 6/1/38	B2/BB	575	512
General Cable Corp., 0.875%, 11/15/13	Ba3/B+	515	452

			964

12.31.09	Allianz Funds Semiannual Report	51

Schedule of Investments (cont.)

NACM Income & Growth Fund

December 31, 2009 (unaudited)

	Credit Rating (Moody‘s/ S&P)	Principal Amount (000s)	Value (000s)

Energy—0.2%
Covanta Holding Corp., 1.00%, 2/1/27	Ba3/B	$175	$164

Financial Services—2.3%
Boston Properties L.P., 3.75%, 5/15/36	NR/A-	500	514
Developers Diversified Realty Corp., 3.00%, 3/15/12	NR/BB	415	382
Digital Realty Trust L.P. (a), 5.50%, 4/15/29	NR/NR	445	581
National City Corp., 4.00%, 2/1/11	A3/A	290	297

			1,774

Healthcare—0.6%
Inverness Medical Innovations, Inc., 3.00%, 5/15/16	NR/B-	412	475

Materials & Processing—0.6%
Steel Dynamics, Inc., 5.125%, 6/15/14	NR/BB+	375	477

Multi-Media—1.5%
International Game Technology (a), 3.25%, 5/1/14	Baa2/BBB	275	337
Liberty Media LLC, 3.125%, 3/30/23	B1/BB-	300	303
Macrovision Corp., 2.625%, 8/15/11	NR/B	410	509

			1,149

Oil & Gas—0.4%
Hornbeck Offshore Services, Inc., VRN, 1.625%, 11/15/26	NR/BB-	400	349

Pharmaceuticals—1.3%
Biovail Corp. (a), 5.375%, 8/1/14	NR/NR	475	554
Omnicare, Inc., 3.25%, 12/15/35	B3/B+	525	430

			984

Technology—3.6%
Advanced Micro Devices, Inc., 5.75%, 8/15/12	NR/B-	550	545
Maxtor Corp., 2.375%, 8/15/12	NR/B	450	533
Micron Technology, Inc., 4.25%, 10/15/13	NR/NR	300	660
Nuance Communications, Inc., 2.75%, 8/15/27	NR/B-	490	527
ON Semi-conductor Corp., zero coupon, 4/15/24	NR/B+	500	522

			2,787

Telecommunications—1.5%
Anixter International, Inc., 1.00%, 2/15/13	NR/BB-	320	309
Qwest Communications International, Inc., 3.50%, 11/15/25	B1/B+	275	287

	Credit Rating (Moody‘s/ S&P)	Principal Amount (000s)	Value (000s)

Time Warner Telecom, Inc., 2.375%, 4/1/26	B3/B-	$525	$581

			1,177

Total Convertible Bonds (cost—$13,530)			14,684

CONVERTIBLE PREFERRED STOCK—13.1%

	Shares

Chemicals—0.7%
Celanese Corp., 4.25%, 12/31/49	13,500	555

Commercial Banks—1.1%
Fifth Third Bancorp, 8.50%, 12/31/49	3,300	393
Wells Fargo & Co., Ser. L, 7.50%, 12/31/49	565	518

		911

Commercial Services & Supplies—0.6%
Avery Dennison Corp., 7.875%, 11/15/20	13,000	503

Consumer Finance—0.7%
SLM Corp., Ser. C, 7.25%, 12/15/10	850	515

Diversified Financial Services—1.6%
Bank of America Corp., Ser. L, 7.25%, 12/31/49	700	615
Citigroup, Inc., 7.5%, 12/15/12	6,200	647

		1,262

Financial Services—0.0%
Lehman Brothers Holdings, Inc., 6.00%, 10/12/10 (General Mills, Inc.) (b)(f)(g)	7,700	25
28.00%, 3/6/09 (Transocean, Inc.) (b)(f)(g)	1,350	18

		43

Food Products—1.3%
Archer-Daniels-Midland Co., 6.25%, 6/1/41	14,400	628
Bunge Ltd., 4.875%, 12/31/49	4,050	363

		991

Household Durables—1.5%
Newell Financial Trust I, 5.25%, 12/1/27 (Newell Rubbermaid, Inc.) (c)(f)	14,200	518
Stanley Works, FRN (e), 5.125%, 5/17/12	660	609

		1,127

Insurance—1.3%
Assured Guaranty Ltd., 8.50%, 6/1/12	6,300	577
XL Capital Ltd., 10.75%, 8/15/11	14,800	413

		990

	Shares	Value (000s)

Metals & Mining—0.4%
Vale Capital Ltd., 5.50%, 6/15/10 (Vale S.A. ADR) (f)	5,150	$279

Oil & Gas—1.2%
ATP Oil & Gas Corp. (a), 8.00%, 12/31/49	4,700	494
Chesapeake Energy Corp., 5.00%, 12/31/49	5,100	449

		943

Pharmaceuticals—1.4%
Merck & Co., Inc., 6.00%, 8/13/10	2,020	518
Mylan, Inc., 6.50%, 11/15/10	500	572

		1,090

Real Estate Investment Trust—0.7%
Simon Property Group, Inc., Ser. I (e) 6.00%, 12/31/49	8,400	571

Utilities—0.6%
FPL Group, Inc. 8.375%, 6/1/12	8,800	458

Total Convertible Preferred Stock (cost—$9,994)		10,238

	Principal Amount (000s)
Repurchase Agreement—5.2%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $4,087; collateralized by Federal Home Loan Bank, 0.95%, due 11/30/10, valued at $4,171 including accrued interest (cost—$4,087)	$4,087	4,087

Total Investments (cost—$76,547)—99.1%		77,668

Other assets less liabilities—0.9%		692

Net Assets—100.0%		$78,360

Notes to Schedule of Investments:
(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) In default.

(c) Perpetual maturity. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.

(d) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(e) Non-income producing.

(f) Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

(g) Fair-Valued security.

52	Allianz Funds Semiannual Report	12.31.09

Schedule of Investments (cont.)

NACM Income & Growth Fund

December 31, 2009 (unaudited)

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2009.
NR—Not Rated
VRN—Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on December 31, 2009.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	53

Schedule of Investments

NACM Mid-Cap Growth Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.3%
Aerospace & Defense—1.7%
L-3 Communications Holdings, Inc.	1,100	$96

Beverages—1.5%
Coca-Cola Enterprises, Inc.	3,900	83

Biotechnology—1.4%
Dendreon Corp. (a)	1,100	29
Human Genome Sciences, Inc. (a)	1,600	49

		78

Chemicals—1.9%
International Flavors & Fragrances, Inc.	1,900	78
Valspar Corp.	1,000	27

		105

Commercial Services & Supplies—2.7%
Cintas Corp.	1,700	44
Rollins, Inc.	1,450	28
RR Donnelley & Sons Co.	3,600	80

		152

Communications Equipment—1.1%
Harris Corp.	1,300	62

Computers & Peripherals—3.8%
Teradata Corp. (a)	2,200	69
Western Digital Corp. (a)	3,300	146

		215

Construction & Engineering—1.2%
Quanta Services, Inc. (a)	1,200	25
URS Corp. (a)	1,000	45

		70

Containers & Packaging—3.2%
Bemis Co., Inc.	2,400	71
Owens-Illinois, Inc. (a)	1,100	36
Pactiv Corp. (a)	3,100	75

		182

Diversified Financial Services—1.4%
IntercontinentalExchange, Inc. (a)	700	79

Electrical Equipment—2.2%
Cooper Industries PLC	1,300	55
Thomas & Betts Corp. (a)	2,000	72

		127

Electronic Equipment, Instruments & Components—4.0%
Arrow Electronics, Inc. (a)	1,200	36
Avnet, Inc. (a)	2,800	84
Jabil Circuit, Inc.	1,900	33
Tech Data Corp. (a)	1,600	75

		228

Energy Equipment & Services—2.9%
Ensco International PLC ADR	1,800	72
Noble Corp.	2,200	89

		161

Food Products—0.5%
Del Monte Foods Co.	2,500	28

Health Care Equipment & Supplies—2.0%
Hospira, Inc. (a)	2,200	112

Health Care Providers & Services—1.5%
Coventry Health Care, Inc. (a)	1,200	29
Omnicare, Inc.	2,300	56

		85

	Shares	Value (000s)

Hotels, Restaurants & Leisure—1.3%
Starbucks Corp. (a)	3,100	$71

Household Durables—1.5%
Garmin Ltd.	2,800	86

Industrial Conglomerates—1.2%
Carlisle Cos., Inc.	2,000	68

Insurance—2.7%
Assurant, Inc.	1,100	32
Principal Financial Group, Inc.	2,500	60
Unum Group	1,500	29
Validus Holdings Ltd.	1,100	30

		151

Internet & Catalog Retail—1.3%
Expedia, Inc. (a)	1,100	28
Priceline.com, Inc. (a)	200	44

		72

Internet Software & Services—1.7%
Sohu.com, Inc. (a)	300	17
VeriSign, Inc. (a)	3,300	80

		97

IT Services—5.3%
Amdocs Ltd. (a)	2,500	71
Broadridge Financial Solutions, Inc.	3,400	77
Computer Sciences Corp. (a)	1,200	69
NeuStar, Inc., Class A (a)	1,200	28
SAIC, Inc. (a)	2,800	53

		298

Life Sciences Tools & Services—1.4%
Millipore Corp. (a)	1,100	80

Machinery—2.7%
Navistar International Corp. (a)	1,900	73
Oshkosh Corp.	2,100	78

		151

Media—5.5%
Gannett Co., Inc.	5,700	85
McGraw-Hill Cos., Inc.	3,000	100
Scripps Networks Interactive, Inc., Class A	2,000	83
Washington Post Co., Class B	100	44

		312

Metals & Mining—3.6%
Commercial Metals Co.	4,000	63
Reliance Steel & Aluminum Co.	1,600	69
Steel Dynamics, Inc.	4,000	71

		203

Multiline Retail—2.5%
Big Lots, Inc. (a)	900	26
Dollar Tree, Inc. (a)	1,800	87
Family Dollar Stores, Inc.	900	25

		138

Oil, Gas & Consumable Fuels—2.7%
EXCO Resources, Inc.	2,000	42
Linn Energy LLC, UNIT	2,700	75
Peabody Energy Corp.	700	32

		149

Paper & Forest Products—1.2%
International Paper Co.	2,600	70

Pharmaceuticals—3.3%
Forest Laboratories, Inc. (a)	1,700	55
Mylan, Inc. (a)	4,400	81

	Shares	Value (000s)
Valeant Pharmaceuticals International (a)	1,600	$51

		187

Real Estate Investment Trust—2.4%
Annaly Capital Management, Inc.	4,400	76
MFA Financial, Inc.	7,900	58

		134

Semiconductors & Semiconductor Equipment—5.7%
Cypress Semiconductor Corp. (a)	8,000	85
Marvell Technology Group Ltd. (a)	7,000	145
Xilinx, Inc.	3,600	90

		320

Software—7.4%
BMC Software, Inc. (a)	2,500	100
CA, Inc.	3,900	87
Compuware Corp. (a)	8,800	64
Red Hat, Inc. (a)	3,000	93
Rovi Corp. (a)	2,200	70

		414

Specialty Retail—6.7%
Advance Auto Parts, Inc.	700	28
Aeropostale, Inc. (a)	2,600	89
AutoNation, Inc. (a)	2,800	54
Bed Bath & Beyond, Inc. (a)	700	27
Limited Brands, Inc.	5,100	98
Ross Stores, Inc.	1,900	81

		377

Textiles, Apparel & Luxury Goods—3.7%
Coach, Inc.	3,800	139
Hanesbrands, Inc. (a)	3,000	72

		211

Trading Companies & Distributors—1.5%
MSC Industrial Direct Co., Class A	1,800	85

Total Investments (cost—$4,555)—98.3%		5,537

Other assets less liabilities—1.7%		98

Net Assets—100.0%		$5,635

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

54	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ All-Cap Value Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.8%
Aerospace & Defense—2.5%
Northrop Grumman Corp.	9,500	$531

Automobiles—2.1%
Harley-Davidson, Inc.	17,400	439

Capital Markets—2.2%
Federated Investors, Inc., Class B	17,100	470

Commercial Services & Supplies—2.7%
RR Donnelley & Sons Co.	25,700	572

Consumer Finance—1.3%
Cash America International, Inc.	7,600	266

Diversified Telecommunication Services—5.2%
CenturyTel, Inc.	14,000	507
Windstream Corp.	54,600	600

		1,107

Energy Equipment & Services—2.1%
Tidewater, Inc.	9,400	451

Food & Drug Retailing—1.9%
SUPERVALU, Inc.	32,200	409

Food Products—2.2%
Corn Products International, Inc.	15,900	465

Gas Utilities—4.2%
Atmos Energy Corp.	14,600	429
UGI Corp.	19,200	465

		894

Health Care Equipment & Supplies—1.3%
Medtronic, Inc.	6,300	277

Health Care Providers & Services—2.2%
Cardinal Health, Inc.	14,400	464

Household Products—2.5%
Kimberly-Clark Corp.	8,300	529

Industrial Conglomerates—2.9%
3M Co.	7,400	612

Insurance—9.0%
Reinsurance Group of America, Inc.	11,800	562
RenaissanceRe Holdings Ltd.	7,900	420
The Allstate Corp.	14,500	436
Unum Group	24,400	476

		1,894

Machinery—2.9%
Crane Co.	20,000	612

Media—2.4%
CBS Corp., Class B	36,300	510

Metals & Mining—5.1%
Reliance Steel & Aluminum Co.	12,400	536
Yamana Gold, Inc.	47,000	535

		1,071

Multi-Utilities—2.6%
Nisource, Inc.	35,800	551

Office Electronics—2.1%
Xerox Corp.	53,600	453

Oil, Gas & Consumable Fuels—17.9%
Apache Corp.	5,600	578
Chevron Corp.	5,800	446
Cimarex Energy Co.	11,800	625
ConocoPhillips	10,600	541

	Shares	Value (000s)

Energy Coal Resources, Inc. (a)(b)(d)	26,000	$—	(c)
Nexen, Inc.	22,900	548
Royal Dutch Shell PLC ADR, Class A	8,100	487
Total S.A. ADR	8,600	551

		3,776

Pharmaceuticals—6.9%
Biovail Corp.	31,500	440
GlaxoSmithKline PLC ADR	12,200	515
Pfizer, Inc.	27,200	495

		1,450

Real Estate Investment Trust—4.8%
Annaly Capital Management, Inc.	24,600	427
Hospitality Properties Trust	24,900	590

		1,017

Software—2.7%
Microsoft Corp.	18,600	567

Specialty Retail—2.5%
Limited Brands, Inc.	28,000	539

Textiles, Apparel & Luxury Goods—2.6%
V.F. Corp.	7,500	549

Total Common Stock (cost—$20,534)		20,475

PREFERRED STOCK—0.0%
Oil, Gas & Consumable Fuels—0.0%
Energy Coal Resources, Inc., Class A (a)(b)(d) (cost—$97)	4,131	—	(c)

	Principal Amount (000s)
Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $476; collateralized by U.S. Treasury Bills, zero coupon, due 2/11/10, valued at $490 including accrued interest (cost—$476)	$476	476

Total Investments (cost—$21,107)—99.1%		20,951

Other assets less liabilities—0.9%		200

Net Assets—100.0%		$21,151

Notes to Schedule of Investments:
(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Amount less than $500.

(d) Fair-valued security.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	55

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.5%
Aerospace & Defense—4.3%
Boeing Co.	2,673,700	$144,728
Northrop Grumman Corp.	2,673,900	149,337

		294,065

Capital Markets—2.1%
Goldman Sachs Group, Inc.	850,000	143,514

Commercial Services & Supplies—3.5%
RR Donnelley & Sons Co.	4,600,000	102,442
Waste Management, Inc.	4,000,000	135,240

		237,682

Communications Equipment—2.1%
Harris Corp.	3,000,000	142,650

Computers & Peripherals—1.9%
International Business Machines Corp.	975,000	127,627

Diversified Telecommunication Services—7.9%
AT&T, Inc.	4,776,100	133,874
CenturyTel, Inc.	3,425,000	124,019
Verizon Communications, Inc.	3,998,500	132,471
Windstream Corp.	13,500,000	148,365

		538,729

Electric Utilities—1.8%
Edison International	3,481,400	121,083

Energy Equipment & Services—4.3%
Diamond Offshore Drilling, Inc.	3,000,000	295,260

Food Products—1.7%
Kraft Foods, Inc., Class A	4,209,800	114,422

Health Care Equipment & Supplies—4.0%
Becton Dickinson & Co.	1,776,900	140,126
Medtronic, Inc.	3,000,000	131,940

		272,066

Household Products—1.9%
Kimberly-Clark Corp.	2,000,000	127,420

Industrial Conglomerates—2.0%
3M Co.	1,700,000	140,539

Insurance—5.9%
MetLife, Inc.	3,839,000	135,709
The Allstate Corp.	4,781,600	143,639
The Travelers Cos., Inc.	2,500,000	124,650

		403,998

Leisure Equipment & Products—1.9%
Mattel, Inc.	6,500,000	129,870

Media—2.2%
McGraw-Hill Cos., Inc.	4,407,600	147,699

Multi-Utilities—1.7%
Ameren Corp.	4,300,000	120,185

Office Electronics—1.9%
Xerox Corp.	15,400,000	130,284

Oil, Gas & Consumable Fuels—16.1%
Chesapeake Energy Corp.	5,238,500	135,572
Chevron Corp.	1,728,600	133,085
ConocoPhillips	4,912,100	250,861
Marathon Oil Corp.	5,000,000	156,100
Royal Dutch Shell PLC ADR, Class A	2,307,300	138,692

	Shares	Value (000s)

Total S.A. ADR	2,500,000	$160,100
Valero Energy Corp.	7,500,000	125,625

		1,100,035

Pharmaceuticals—9.6%
GlaxoSmithKline PLC ADR	6,404,000	270,569
Johnson & Johnson	1,900,000	122,379
Pfizer, Inc.	14,615,500	265,856

		658,804

Real Estate Investment Trust—3.8%
Annaly Capital Management, Inc.	14,932,600	259,081

Semiconductors & Semiconductor Equipment—2.0%
Intel Corp.	6,797,100	138,661

Software—2.0%
Microsoft Corp.	4,500,000	137,205

Specialty Retail—2.1%
Home Depot, Inc.	5,000,000	144,650

Textiles, Apparel & Luxury Goods—1.9%
V.F. Corp.	1,800,000	131,832

Thrifts & Mortgage Finance—4.6%
Hudson City Bancorp, Inc.	10,600,000	145,538
New York Community Bancorp, Inc.	11,500,000	166,865

		312,403

Tobacco—6.3%
Altria Group, Inc.	14,000,000	274,820
Reynolds American, Inc.	3,000,000	158,910

		433,730

Total Common Stock (cost—$7,084,177)		6,803,494

	Principal Amount (000s)
Repurchase Agreement—0.5%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $30,765; collateralized by Freddie Mac, 6.875%, due 9/15/10, valued at $31,386 including accrued interest (cost—$30,765)	$30,765	30,765

Total Investments (cost—$7,114,942)—100.0%		6,834,259

Other assets less liabilities—0.0%		2,202

Net Assets—100.0%		$6,836,461

Glossary:
ADR—American Depositary Receipt

56	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Large-Cap Value Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.9%
Aerospace & Defense—2.8%
Northrop Grumman Corp.	654,600	$36,559

Air Freight & Couriers—1.3%
FedEx Corp.	198,600	16,573

Auto Components—0.9%
Johnson Controls, Inc.	450,800	12,280

Automobiles—1.1%
Harley-Davidson, Inc.	550,600	13,875

Beverages—0.9%
Molson Coors Brewing Co., Class B	256,200	11,570

Capital Markets—2.8%
Goldman Sachs Group, Inc.	72,000	12,157
Morgan Stanley	379,500	11,233
State Street Corp.	300,600	13,088

		36,478

Chemicals—1.1%
PPG Industries, Inc.	238,000	13,932

Computers & Peripherals—3.2%
Hewlett-Packard Co.	310,800	16,009
International Business Machines Corp.	194,000	25,395

		41,404

Diversified Financial Services—2.1%
JPMorgan Chase & Co.	657,600	27,402

Diversified Telecommunication Services—6.9%
AT&T, Inc.	1,271,700	35,646
CenturyTel, Inc.	724,400	26,231
Verizon Communications, Inc.	825,700	27,355

		89,232

Electric Utilities—2.7%
Edison International	1,003,900	34,916

Electrical Equipment—1.0%
Emerson Electric Co.	310,400	13,223

Energy Equipment & Services—3.9%
Diamond Offshore Drilling, Inc.	366,200	36,041
Halliburton Co.	500,000	15,045

		51,086

Food & Drug Retailing—3.6%
CVS Caremark Corp.	736,800	23,732
Safeway, Inc.	1,053,100	22,421

		46,153

Food Products—2.0%
ConAgra Foods, Inc.	1,129,600	26,037

Health Care Equipment & Supplies—1.2%
Medtronic, Inc.	346,100	15,221

Health Care Providers & Services—3.3%
Cardinal Health, Inc.	860,200	27,733
CIGNA Corp.	416,600	14,693

		42,426

Hotels, Restaurants & Leisure—1.0%
McDonald’s Corp.	207,000	12,925

Household Durables—0.9%
Fortune Brands, Inc.	275,200	11,889

	Shares	Value (000s)

Household Products—2.1%
Kimberly-Clark Corp.	420,400	$26,784

Industrial Conglomerates—1.3%
3M Co.	206,200	17,047

Insurance—9.3%
Loews Corp.	345,300	12,552
Marsh & McLennan Cos., Inc.	511,400	11,292
MetLife, Inc.	687,100	24,289
Prudential Financial, Inc.	504,300	25,094
The Allstate Corp.	759,900	22,827
The Travelers Cos., Inc.	486,600	24,262

		120,316

Media—2.7%
CBS Corp., Class B	870,700	12,233
Time Warner, Inc.	766,133	22,325

		34,558

Metals & Mining—1.9%
Freeport-McMoRan Copper & Gold, Inc. (a)	150,900	12,116
Nucor Corp.	271,500	12,665

		24,781

Multi-Utilities—1.1%
Dominion Resources, Inc.	365,000	14,206

Office Electronics—2.0%
Xerox Corp.	3,165,800	26,783

Oil, Gas & Consumable Fuels—15.6%
Apache Corp.	375,900	38,782
Chesapeake Energy Corp.	1,084,800	28,075
Chevron Corp.	605,600	46,625
ConocoPhillips	686,200	35,044
Marathon Oil Corp.	1,083,700	33,833
Valero Energy Corp.	1,186,500	19,874

		202,233

Pharmaceuticals—8.9%
Eli Lilly & Co.	699,400	24,976
Johnson & Johnson	409,900	26,402
Merck & Co, Inc.	743,600	27,171
Pfizer, Inc.	2,027,400	36,878

		115,427

Real Estate Investment Trust—3.9%
Annaly Capital Management, Inc.	1,924,600	33,392
Simon Property Group, Inc.	213,988	17,076

		50,468

Software—2.3%
Microsoft Corp.	975,600	29,746

Specialty Retail—2.0%
Gap, Inc.	623,200	13,056
Home Depot, Inc.	456,300	13,201

		26,257

Tobacco—2.1%
Altria Group, Inc.	1,367,400	26,842

Total Common Stock (cost—$1,271,658)		1,268,629

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—2.5%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $32,238; collateralized by Freddie Mac, 6.875%, due 9/15/10, valued at $32,887 including accrued interest (cost—$32,238)	$32,238	$32,238

Total Investments (cost—$1,303,896)—100.4%		1,300,867

Liabilities in excess of other assets—(0.4)%		(5,216)

Net Assets—100.0%		$1,295,651

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	57

Schedule of Investments

NFJ Mid-Cap Value Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.2%
Aerospace & Defense—2.6%
L-3 Communications Holdings, Inc.	3,000	$261

Automobiles—2.4%
Harley-Davidson, Inc.	9,400	237

Capital Markets—2.5%
Federated Investors, Inc., Class B	9,100	250

Commercial Services & Supplies—5.4%
Avery Dennison Corp.	6,600	241
RR Donnelley & Sons Co.	13,300	296

		537

Construction & Engineering—2.1%
Fluor Corp.	4,600	207

Containers & Packaging—2.4%
Sonoco Products Co.	8,200	240

Diversified Telecommunication Services—4.9%
CenturyTel, Inc.	7,000	253
Windstream Corp.	21,100	232

		485

Electric Utilities—2.3%
Edison International	6,500	226

Electronic Equipment, Instruments & Components—3.2%
Jabil Circuit, Inc.	18,100	314

Energy Equipment & Services—2.5%
Tidewater, Inc.	5,200	249

Food & Drug Retailing—1.8%
SUPERVALU, Inc.	14,300	182

Food Products—3.6%
ConAgra Foods, Inc.	5,300	122
Corn Products International, Inc.	8,000	234

		356

Gas Utilities—5.0%
AGL Resources, Inc.	6,700	244
Atmos Energy Corp.	8,500	250

		494

Health Care Providers & Services—2.7%
McKesson Corp.	4,300	269

Household Durables—2.4%
Garmin Ltd.	7,800	240

Insurance—9.7%
Mercury General Corp.	6,300	247
Reinsurance Group of America, Inc.	5,100	243
RenaissanceRe Holdings Ltd.	4,400	234
Unum Group	12,200	238

		962

Leisure Equipment & Products—2.3%
Mattel, Inc.	11,300	226

Machinery—1.1%
Parker Hannifin Corp.	2,050	111

Metals & Mining—4.7%
Reliance Steel & Aluminum Co.	5,600	242
Yamana Gold, Inc.	19,600	223

		465

Multi-Utilities—4.9%
Nisource, Inc.	16,100	248
SCANA Corp.	6,500	245

		493

	Shares	Value (000s)

Office Electronics—2.2%
Xerox Corp.	26,200	$222

Oil, Gas & Consumable Fuels—7.7%
Cimarex Energy Co.	5,400	286
Nexen, Inc.	10,200	244
Southern Union Co.	10,500	238

		768

Pharmaceuticals—2.0%
Biovail Corp.	14,500	202

Real Estate Investment Trust—7.5%
Annaly Capital Management, Inc.	12,100	210
Duke Realty Corp.	19,300	235
Hospitality Properties Trust	12,700	301

		746

Specialty Retail—5.5%
Limited Brands, Inc.	14,200	273
RadioShack Corp.	13,800	269

		542

Textiles, Apparel & Luxury Goods—2.3%
V.F. Corp.	3,100	227

Tobacco—2.5%
Reynolds American, Inc.	4,700	249

Total Common Stock (cost—$9,124)		9,760

	Principal Amount (000s)
Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $146; collateralized by Freddie Mac, 6.875%, due 9/15/10, valued at $149 including accrued interest (cost—$146)	$146	146

Total Investments (cost—$9,270)—99.7%		9,906

Other assets less liabilities—0.3%		36

Net Assets—100.0%		$9,942

58	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—94.0%
Aerospace & Defense—1.5%
Curtiss-Wright Corp.	1,730,300	$54,193
Triumph Group, Inc.	820,800	39,604

		93,797

Airlines—0.6%
Skywest, Inc.	2,069,800	35,021

Beverages—0.6%
Embotelladora Andina S.A. ADR	1,805,700	36,836

Building Products—1.0%
Lennox International, Inc.	1,584,500	61,859

Capital Markets—1.8%
Federated Investors, Inc., Class B	2,401,300	66,036
Raymond James Financial, Inc.	1,730,000	41,122

		107,158

Chemicals—6.7%
Innophos Holdings, Inc.	907,800	20,870
International Flavors & Fragrances, Inc.	1,682,500	69,218
Lubrizol Corp.	1,212,200	88,430
Methanex Corp.	1,923,200	37,483
RPM International, Inc.	3,676,600	74,745
Sensient Technologies Corp.	2,154,700	56,669
Terra Industries, Inc.	1,903,400	61,271

		408,686

Commercial Banks—2.2%
Bank of Hawaii Corp.	1,498,900	70,538
Cullen/Frost Bankers, Inc.	1,263,100	63,155

		133,693

Commercial Services & Supplies—1.0%
American Ecology Corp.	467,400	7,964
Brink‘s Co.	1,955,600	47,599
Ennis, Inc.	273,300	4,589

		60,152

Computers & Peripherals—1.0%
Diebold, Inc.	2,042,800	58,118

Construction & Engineering—1.0%
KBR, Inc.	3,311,900	62,926

Consumer Finance—1.0%
Advance America Cash Advance
Centers, Inc.	2,230,900	12,404
Cash America International, Inc.	1,432,300	50,073

		62,477

Containers & Packaging—2.3%
Bemis Co., Inc.	2,368,600	70,229
Sonoco Products Co.	2,319,300	67,840

		138,069

Electric Utilities—2.2%
Cleco Corp.	2,373,500	64,868
Westar Energy, Inc.	3,174,000	68,939

		133,807

Electrical Equipment—1.7%
Acuity Brands, Inc.	1,734,000	61,800
Belden, Inc.	1,881,400	41,240

		103,040

	Shares	Value (000s)

Electronic Equipment, Instruments & Components—1.6%
Jabil Circuit, Inc.	4,773,700	$82,919
MTS Systems Corp.	540,200	15,526

		98,445

Energy Equipment & Services—1.1%
Tidewater, Inc.	1,352,200	64,838

Food & Drug Retailing—2.1%
Casey‘s General Stores, Inc.	2,048,000	65,372
Ruddick Corp.	2,103,900	54,133
Weis Markets, Inc.	249,200	9,061

		128,566

Food Products—3.8%
Cal-Maine Foods, Inc. (a)	1,123,200	38,278
Corn Products International, Inc.	2,231,300	65,221
Del Monte Foods Co.	6,324,600	71,721
JM Smucker Co.	898,700	55,495

		230,715

Gas Utilities—7.8%
AGL Resources, Inc.	1,768,400	64,493
Amerigas Partners L.P.	324,400	12,759
Atmos Energy Corp.	2,174,000	63,916
Energen Corp.	1,469,000	68,749
National Fuel Gas Co.	1,569,700	78,485
Southwest Gas Corp.	1,379,000	39,343
Suburban Propane Partners L.P.	683,600	32,184
UGI Corp.	2,300,200	55,642
WGL Holdings, Inc.	1,724,700	57,846

		473,417

Health Care Equipment & Supplies—5.2%
Cooper Cos., Inc.	2,097,800	79,968
Hill-Rom Holdings, Inc.	1,056,600	25,348
Invacare Corp.	1,383,000	34,492
STERIS Corp.	1,966,900	55,014
Teleflex, Inc.	1,292,500	69,653
West Pharmaceutical Services, Inc.	1,381,700	54,163

		318,638

Health Care Providers & Services—1.1%
Owens & Minor, Inc.	1,563,600	67,125

Hotels, Restaurants & Leisure—0.8%
Dover Downs Gaming & Entertainment, Inc.	660,600	2,497
International Speedway Corp., Class A (a)	1,615,700	45,967

		48,464

Household Products—0.1%
WD-40 Co.	211,500	6,844

Industrial Conglomerates—0.1%
Tomkins PLC ADR	447,300	5,591

Insurance—3.3%
American Equity Investment Life Holding Co.	1,613,300	12,003
American Financial Group, Inc.	2,798,000	69,810
American Physicians Capital, Inc.	496,933	15,067
Delphi Financial Group, Inc., Class A	2,266,000	50,691
Infinity Property & Casualty Corp.	370,500	15,057
RLI Corp.	722,200	38,457

		201,085

	Shares	Value (000s)

Internet & Catalog Retail—0.1%
PetMed Express, Inc.	386,000	$6,805

Leisure Equipment & Products—0.2%
Sturm Ruger & Co., Inc. (a)	1,145,600	11,112

Life Sciences Tools & Services—1.1%
PerkinElmer, Inc.	3,288,772	67,716

Machinery—5.2%
Barnes Group, Inc.	2,231,500	37,712
Bucyrus International, Inc.	1,570,300	88,518
Crane Co.	2,091,600	64,045
Harsco Corp.	1,998,000	64,395
Valmont Industries, Inc.	779,600	61,160

		315,830

Metals & Mining—5.4%
AMCOL International Corp.	830,900	23,614
Commercial Metals Co.	4,272,100	66,858
Compass Minerals International, Inc.	1,303,200	87,562
Iamgold Corp.	4,600,300	71,949
Royal Gold, Inc.	1,710,055	80,544

		330,527

Multi-Utilities—2.7%
Avista Corp.	1,643,300	35,479
OGE Energy Corp.	2,039,500	75,237
Vectren Corp.	2,220,100	54,792

		165,508

Oil, Gas & Consumable Fuels—12.5%
Alliance Resource Partners L.P.	319,200	13,844
Berry Petroleum Co., Class A	1,810,700	52,782
Buckeye Partners L.P.	965,700	52,582
Cimarex Energy Co.	1,723,900	91,315
El Paso Pipeline Partners L.P.	986,600	25,612
Frontier Oil Corp.	4,441,800	53,479
Holly Corp.	2,477,600	63,501
Linn Energy LLC, UNIT	3,057,600	85,246
Magellan Midstream Partners L.P.	1,450,900	62,867
NuStar Energy L.P.	938,600	52,646
Southern Union Co.	2,843,300	64,543
Sunoco Logistics Partners L.P.	325,600	21,779
TC Pipelines L.P.	318,400	11,730
Tsakos Energy Navigation Ltd.	1,133,200	16,613
Williams Partners L.P.	741,100	22,730
World Fuel Services Corp.	2,581,000	69,145

		760,414

Real Estate Investment Trust—6.2%
Chimera Investment Corp.	16,403,500	63,645
CreXus Investment Corp. (b)	837,800	11,696
Equity One, Inc.	2,010,800	32,515
Franklin Street Properties Corp.	3,083,100	45,044
Healthcare Realty Trust, Inc.	2,413,100	51,785
HRPT Properties Trust	4,717,000	30,519
Nationwide Health Properties, Inc.	1,995,000	70,184
PS Business Parks, Inc.	733,900	36,732
Sovran Self Storage, Inc.	971,000	34,694

		376,814

12.31.09	Allianz Funds Semiannual Report	59

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

Semiconductors & Semiconductor Equipment—0.1%
Himax Technologies, Inc. ADR	2,103,100	$5,826

Specialized Consumer Services—0.4%
Hillenbrand, Inc.	1,226,600	23,109

Specialty Retail—2.8%
Aaron‘s, Inc. (a)	2,374,600	65,848
Buckle, Inc.	2,235,800	65,464
RadioShack Corp.	1,989,100	38,787

		170,099

Textiles, Apparel & Luxury Goods—2.4%
Phillips-Van Heusen Corp.	1,872,500	76,173
Unifirst Corp.	177,300	8,530
Wolverine World Wide, Inc.	2,371,900	64,563

		149,266

Tobacco—1.3%
Universal Corp. (a)	1,294,500	59,042
Vector Group Ltd.	1,421,805	19,905

		78,947

Trading Companies & Distributors—0.6%
Applied Industrial Tech, Inc.	1,692,100	37,345

Water Utilities—1.2%
American Water Works Co., Inc.	3,146,300	70,509

Wireless Telecommunication Services—0.2%
Partner Communications Co., Ltd. ADR	499,700	10,169

Total Common Stock (cost—$4,763,974)		5,719,363

MUTUAL FUND—1.0%
Central Fund of Canada Ltd., Class A (cost—$53,403)	4,451,300	61,339

	Principal Amount (000s)
Repurchase Agreement—5.2%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $313,372; collateralized by Fannie Mae, 6.625% due 11/15/10, valued at $32,386 including accrued interest and Federal Home Loan Bank Discount Notes, 0.424%, due 11/15/10, valued at $287,254 including accrued interest (cost—$313,372)	$313,372	313,372

Total Investments (cost—$5,130,749)—100.2%		6,094,074

Liabilities in excess of other assets—(0.2)%		(10,435)

Net Assets—100.0%		$6,083,639

Notes to Schedule of Investments:
(a) Affiliated security.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

60	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Growth Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.1%
Aerospace & Defense—1.7%
United Technologies Corp.	162,150	$11,255

Beverages—2.0%
PepsiCo, Inc.	229,840	13,974

Biotechnology—6.2%
Celgene Corp. (a)	307,840	17,141
Gilead Sciences, Inc. (a)	577,890	25,011

		42,152

Capital Markets—4.3%
BlackRock, Inc.	60,350	14,013
Charles Schwab Corp.	332,600	6,260
Morgan Stanley	307,700	9,108

		29,381

Chemicals—1.4%
Monsanto Co.	118,980	9,727

Communications Equipment—6.9%
Juniper Networks, Inc. (a)	501,750	13,381
QUALCOMM, Inc.	585,710	27,095
Research In Motion Ltd. (a)	104,750	7,075

		47,551

Computers & Peripherals—9.3%
Apple, Inc. (a)	165,230	34,841
EMC Corp. (a)	1,071,200	18,714
Hewlett-Packard Co.	201,850	10,397

		63,952

Diversified Financial Services—3.1%
Bank of America Corp.	893,200	13,452
CME Group, Inc.	22,100	7,424

		20,876

Energy Equipment & Services—1.0%
Smith International, Inc.	253,250	6,881

Food & Staples Retailing—0.8%
Costco Wholesale Corp.	89,650	5,304

Food Products—1.2%
Kraft Foods, Inc., Class A	293,850	7,987

Health Care Equipment & Supplies—2.6%
St. Jude Medical, Inc. (a)	488,200	17,956

Health Care Providers & Services—4.5%
CIGNA Corp.	473,650	16,705
Express Scripts, Inc. (a)	164,750	14,243

		30,948

Hotels, Restaurants & Leisure—1.2%
McDonald‘s Corp.	132,750	8,289

Industrial Conglomerates—2.0%
3M Co.	125,200	10,350
Tyco International Ltd.	94,195	3,361

		13,711

Internet Software & Services—4.7%
Google, Inc., Class A (a)	51,900	32,177

IT Services—4.4%
MasterCard, Inc., Class A	30,100	7,705
Visa, Inc., Class A	259,250	22,674

		30,379

Machinery—1.1%
Ingersoll-Rand PLC	202,200	7,227

	Shares	Value (000s)

Metals & Mining—2.7%
Cliffs Natural Resources, Inc.	238,100	$10,974
Rio Tinto PLC ADR	34,250	7,377

		18,351

Multiline Retail—0.9%
Kohl‘s Corp. (a)	118,350	6,383

Oil, Gas & Consumable Fuels—6.6%
Devon Energy Corp.	128,650	9,456
EOG Resources, Inc.	78,370	7,625
PetroHawk Energy Corp. (a)	393,830	9,448
Ultra Petroleum Corp. (a)	376,800	18,787

		45,316

Personal Products—1.8%
Avon Products, Inc.	386,350	12,170

Pharmaceuticals—7.4%
Abbott Laboratories	314,050	16,955
Merck & Co, Inc.	379,400	13,863
Teva Pharmaceutical Industries Ltd. ADR	353,500	19,860

		50,678

Road & Rail—2.2%
Union Pacific Corp.	235,760	15,065

Semiconductors & Semiconductor Equipment—9.7%
Broadcom Corp., Class A (a)	241,300	7,589
Intel Corp.	1,435,270	29,280
Lam Research Corp. (a)	184,850	7,248
Texas Instruments, Inc.	848,100	22,101

		66,218

Software—1.1%
Oracle Corp.	298,310	7,320

Specialty Retail—3.9%
Gap, Inc.	433,250	9,077
Staples, Inc.	427,000	10,500
TJX Cos., Inc.	201,410	7,361

		26,938

Tobacco—1.4%
Lorillard, Inc.	121,900	9,780

Total Common Stock (cost—$569,312)		657,946

CONVERTIBLE PREFERRED STOCK—0.8%
Diversified Financial Services—0.8%
Bank of America Corp., 10.00%, 12/31/49 (cost—$5,411)	360,250	5,375

	Principal Amount (000s)
Repurchase Agreement—18.0%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $123,523; collateralized by Freddie Mac, 1.45%, due 9/10/10, valued at $125,997 including accrued interest (cost—$123,523)	$123,523	123,523

Total Investments (cost—$698,246)—114.9%		786,844

Liabilities in excess of other assets—(14.9)%		(101,861)

Net Assets—100.0%		$684,983

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	61

Schedule of Investments

OCC Opportunity Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.8%
Aerospace & Defense—3.1%
AerCap Holdings NV (a)	579,242	$5,248
Aerovironment, Inc. (a)	90,422	2,629

		7,877

Air Freight & Logistics—1.6%
Atlas Air Worldwide Holdings, Inc. (a)	108,343	4,036

Airlines—2.8%
AirTran Holdings, Inc. (a)	956,167	4,991
Copa Holdings S.A., Class A	35,850	1,953

		6,944

Auto Components—0.9%
Federal Mogul Corp. (a)	126,681	2,192

Biotechnology—6.5%
AMAG Pharmaceuticals, Inc. (a)	156,937	5,968
BioMarin Pharmaceutical, Inc. (a)	414,244	7,792
United Therapeutics Corp. (a)	48,278	2,542

		16,302

Capital Markets—1.4%
Greenhill & Co., Inc.	43,760	3,511

Chemicals—0.8%
Intrepid Potash, Inc. (a)	71,613	2,089

Commercial Services & Supplies—2.2%
EnerNOC, Inc. (a)	74,475	2,263
Innerworkings, Inc. (a)	564,586	3,331

		5,594

Diversified Consumer Services—2.6%
American Public Education, Inc. (a)	190,800	6,556

Electronic Equipment, Instruments & Components—1.0%
DTS, Inc. (a)	74,454	2,547

Food Products—1.8%
Smart Balance, Inc. (a)	735,591	4,414

Health Care Equipment & Supplies—6.0%
Abaxis, Inc. (a)	87,772	2,242
Masimo Corp. (a)	164,025	4,990
NuVasive, Inc. (a)	131,115	4,193
Thoratec Corp. (a)	133,955	3,606

		15,031

Health Care Providers & Services—2.4%
Amedisys, Inc. (a)	78,375	3,806
IPC The Hospitalist Co., Inc. (a)	66,115	2,198

		6,004

Health Care Technology—1.3%
Phase Forward, Inc. (a)	209,275	3,212

Hotels, Restaurants & Leisure—6.8%
Buffalo Wild Wings, Inc. (a)	54,015	2,175
Life Time Fitness, Inc. (a)	204,722	5,104
Orient-Express Hotels Ltd., Class A (a)	400,871	4,065
Pinnacle Entertainment, Inc. (a)	393,620	3,535
Texas Roadhouse, Inc. (a)	183,275	2,058

		16,937

	Shares	Value (000s)

Household Durables—1.5%
Tempur-Pedic International, Inc. (a)	156,600	$3,700

Internet Software & Services—1.8%
Archipelago Learning, Inc. (a)	112,859	2,336
VistaPrint NV (a)	36,603	2,074

		4,410

IT Services—1.6%
Sapient Corp. (a)	499,641	4,132

Machinery—1.7%
Terex Corp. (a)	103,550	2,052
Titan International, Inc.	273,153	2,215

		4,267

Oil, Gas & Consumable Fuels—11.4%
Comstock Resources, Inc. (a)	102,965	4,177
GMX Resources, Inc. (a)	230,103	3,162
PetroHawk Energy Corp. (a)	326,742	7,839
Petroquest Energy, Inc. (a)	386,533	2,369
Quicksilver Resources, Inc. (a)	316,536	4,751
SandRidge Energy, Inc. (a)	671,842	6,336

		28,634

Pharmaceuticals—4.3%
Cardiome Pharma Corp. (a)	794,024	3,533
Durect Corp. (a)	1,008,719	2,491
Par Pharmaceutical Cos., Inc. (a)	77,300	2,092
POZEN, Inc. (a)	431,155	2,583

		10,699

Professional Services—3.8%
Corporate Executive Board Co.	99,604	2,273
FTI Consulting, Inc. (a)	109,975	5,186
Monster Worldwide, Inc. (a)	124,200	2,161

		9,620

Road & Rail—3.2%
Celadon Group, Inc. (a)	186,740	2,026
Genesee & Wyoming, Inc., Class A (a)	60,050	1,960
Old Dominion Freight Line, Inc. (a)	73,175	2,247
Vitran Corp., Inc. (a)	163,764	1,780

		8,013

Semiconductors & Semiconductor Equipment—10.9%
Advanced Energy Industries, Inc. (a)	249,675	3,765
Atheros Communications, Inc. (a)	90,631	3,103
FormFactor, Inc. (a)	208,180	4,530
Netlogic Microsystems, Inc. (a)	81,657	3,777
Teradyne, Inc. (a)	722,881	7,757
Verigy Ltd. (a)	341,808	4,399

		27,331

Software—8.8%
Ariba, Inc. (a)	242,869	3,041
Blackboard, Inc. (a)	43,050	1,954
Commvault Systems, Inc. (a)	87,675	2,077
MicroStrategy, Inc., Class A (a)	22,212	2,088
NetSuite, Inc. (a)	203,711	3,255
Rosetta Stone, Inc. (a)	163,947	2,943
SuccessFactors, Inc. (a)	127,050	2,107
Taleo Corp., Class A (a)	91,579	2,154
VanceInfo Technologies, Inc. ADR (a)	128,425	2,467

		22,086

	Shares	Value (000s)

Specialty Retail—0.9%
Ulta Salon Cosmetics & Fragrance, Inc. (a)	119,649	$2,173

Textiles, Apparel & Luxury Goods—3.2%
Iconix Brand Group, Inc. (a)	242,125	3,063
Lululemon Athletica, Inc. (a)	89,464	2,693
Under Armour, Inc., Class A (a)	87,875	2,396

		8,152

Thrifts & Mortgage Finance—2.4%
MGIC Investment Corp. (a)	1,020,775	5,900

Trading Companies & Distributors—0.8%
Titan Machinery, Inc. (a)	174,251	2,011

Transportation Infrastructure—2.3%
Aegean Marine Petroleum Network, Inc.	211,124	5,802

Total Common Stock (cost—$217,420)		250,176

	Principal Amount (000s)
Repurchase Agreement—0.3%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $833; collateralized by Freddie Mac, 6.875%, due 9/15/10, valued at $852 including accrued interest (cost—$833)	$833	833

Total Investments (cost—$218,253)—100.1%		251,009

Liabilities in excess of other assets—(0.1)%		(176)

Net Assets—100.0%		$250,833

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

62	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Target Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—100.0%
Aerospace & Defense—4.0%
AerCap Holdings NV (a)	500,000	$4,530
Precision Castparts Corp.	55,000	6,069
Rockwell Collins, Inc.	50,000	2,768

		13,367

Auto Components—0.8%
Goodyear Tire & Rubber Co. (a)	200,000	2,820

Beverages—2.5%
Coca-Cola Enterprises, Inc.	200,000	4,240
Molson Coors Brewing Co., Class B	90,000	4,064

		8,304

Biotechnology—5.3%
BioMarin Pharmaceutical, Inc. (a)	295,000	5,549
Celgene Corp. (a)	95,000	5,289
Myriad Genetics, Inc. (a)	136,000	3,550
United Therapeutics Corp. (a)	64,000	3,370

		17,758

Capital Markets—1.1%
Jefferies Group, Inc. (a)	150,000	3,559

Chemicals—1.2%
Ashland, Inc.	100,000	3,962

Commercial Banks—1.2%
CapitalSource, Inc. REIT	1,000,000	3,970

Commercial Services & Supplies—1.7%
Corrections Corp. of America (a)	225,000	5,524

Communications Equipment—5.6%
Brocade Communications Systems, Inc. (a)	440,000	3,357
F5 Networks, Inc. (a)	100,000	5,298
Juniper Networks, Inc. (a)	175,000	4,667
Polycom, Inc. (a)	120,000	2,997
Research In Motion Ltd. (a)	37,000	2,499

		18,818

Computers & Peripherals—3.0%
NetApp, Inc. (a)	180,000	6,190
QLogic Corp. (a)	200,000	3,774

		9,964

Construction & Engineering—0.9%
KBR, Inc.	150,000	2,850

Containers & Packaging—1.7%
Owens-Illinois, Inc. (a)	175,000	5,752

Diversified Financial Services—1.0%
IntercontinentalExchange, Inc. (a)	30,030	3,372

Energy Equipment & Services—0.8%
Smith International, Inc.	93,606	2,543

Health Care Equipment & Supplies—1.7%
St. Jude Medical, Inc. (a)	150,000	5,517

Health Care Providers & Services—5.5%
CIGNA Corp.	160,000	5,643
Express Scripts, Inc. (a)	67,000	5,792
Laboratory Corp. of America Holdings (a)	60,000	4,491
Psychiatric Solutions, Inc. (a)	110,000	2,325

		18,251

	Shares	Value (000s)

Health Care Technology—1.1%
MedAssets, Inc. (a)	173,320	$3,676

Hotels, Restaurants & Leisure—1.7%
Las Vegas Sands Corp. (a)	241,000	3,601
Orient-Express Hotels Ltd.,
Class A (a)	200,000	2,028

		5,629

Industrial Conglomerates—1.3%
Textron, Inc.	225,000	4,232

Insurance—1.1%
Assured Guaranty Ltd.	175,000	3,808

Internet & Catalog Retail—1.5%
Priceline.com, Inc. (a)	23,000	5,025

Internet Software & Services—1.6%
GSI Commerce, Inc. (a)	50,000	1,270
VistaPrint NV (a)	70,000	3,966

		5,236

IT Services—2.5%
Cognizant Technology Solutions
Corp., Class A (a)	114,000	5,164
Lender Processing Services, Inc.	80,000	3,253

		8,417

Life Sciences Tools & Services—1.6%
Life Technologies Corp. (a)	99,981	5,222

Machinery—3.7%
Bucyrus International, Inc.	111,000	6,257
Flowserve Corp.	65,000	6,145

		12,402

Media—3.7%
Discovery Communications, Inc.,
Class A (a)	125,000	3,834
Omnicom Group, Inc.	85,000	3,328
Viacom, Inc., Class B (a)	175,000	5,202

		12,364

Metals & Mining—1.5%
Walter Energy, Inc.	65,000	4,895

Multiline Retail—2.1%
Dollar Tree, Inc. (a)	80,000	3,864
Kohl‘s Corp. (a)	60,000	3,236

		7,100

Oil, Gas & Consumable Fuels—8.2%
Frontier Oil Corp.	225,000	2,709
PetroHawk Energy Corp. (a)	450,000	10,796
Plains Exploration & Production Co. (a)	125,000	3,457
Quicksilver Resources, Inc. (a)	407,775	6,121
SandRidge Energy, Inc. (a)	468,000	4,413

		27,496

Personal Products—1.8%
Avon Products, Inc.	140,000	4,410
Mead Johnson Nutrition Co., Class A	40,000	1,748

		6,158

Professional Services—3.2%
FTI Consulting, Inc. (a)	110,000	5,188
Monster Worldwide, Inc. (a)	100,000	1,740
Verisk Analytics, Inc., Class A (a)	120,000	3,633

		10,561

	Shares	Value (000s)

Real Estate Investment Trust—0.7%
Annaly Capital Management, Inc.	140,000	$2,429

Road & Rail—1.9%
Kansas City Southern (a)	195,000	6,492

Semiconductors & Semiconductor Equipment—8.3%
Broadcom Corp., Class A (a)	150,000	4,718
KLA-Tencor Corp.	150,000	5,424
Lam Research Corp. (a)	200,000	7,842
Marvell Technology Group Ltd. (a)	150,000	3,112
ON Semi-conductor Corp. (a)	750,000	6,608

		27,704

Software—3.5%
Citrix Systems, Inc. (a)	65,000	2,705
McAfee, Inc. (a)	90,000	3,651
Sybase, Inc. (a)	125,000	5,425

		11,781

Specialty Retail—3.5%
American Eagle Outfitters, Inc.	250,000	4,245
Tiffany & Co.	90,000	3,870
Urban Outfitters, Inc. (a)	100,000	3,499

		11,614

Textiles, Apparel & Luxury Goods—1.1%
V.F. Corp.	50,000	3,662

Thrifts & Mortgage Finance—1.4%
MGIC Investment Corp. (a)	800,000	4,624

Tobacco—1.3%
Lorillard, Inc.	55,000	4,413

Transportation Infrastructure—1.1%
Aegean Marine Petroleum Network, Inc.	128,025	3,518

Wireless Telecommunication Services—2.6%
American Tower Corp., Class A (a)	200,000	8,642

Total Common Stock (cost—$265,982)		333,431

	Principal Amount (000s)

Repurchase Agreement—0.7%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $2,364; collateralized by Fannie Mae, 6.625%, due 11/15/10, valued at $2,413 including accrued interest (cost—$2,364)	$2,364	2,364

Total Investments (cost—$268,346)—100.7%		335,795

Liabilities in excess of other assets—(0.7)%		(2,216)

Net Assets—100.0%		$333,579

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	63

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.4%
Aerospace & Defense—3.4%
General Dynamics Corp.	90,250	$6,152
United Technologies Corp.	112,535	7,811

		13,963

Air Freight & Logistics—2.0%
FedEx Corp.	97,850	8,165

Beverages—2.3%
Coca-Cola Co.	91,545	5,218
PepsiCo, Inc.	67,515	4,105

		9,323

Biotechnology—5.6%
Amgen, Inc. (a)(b)	91,915	5,200
Celgene Corp. (b)	109,410	6,092
Gilead Sciences, Inc. (b)	174,595	7,556
Human Genome Sciences, Inc. (b)	146,510	4,483

		23,331

Capital Markets—4.9%
Charles Schwab Corp.	278,654	5,244
Goldman Sachs Group, Inc.	35,200	5,943
Invesco Ltd.	216,180	5,078
State Street Corp.	90,430	3,938

		20,203

Chemicals—2.5%
Air Products & Chemicals, Inc.	79,215	6,421
Monsanto Co.	50,600	4,137

		10,558

Commercial Banks—1.1%
Wells Fargo & Co.	165,465	4,466

Communications Equipment—4.8%
Cisco Systems, Inc. (b)	490,695	11,747
QUALCOMM, Inc.	173,686	8,035

		19,782

Computers & Peripherals—8.9%
Apple, Inc. (b)	98,395	20,747
EMC Corp. (a)(b)	345,374	6,034
Hewlett-Packard Co.	187,171	9,641
NetApp, Inc. (b)	12,100	416

		36,838

Diversified Consumer Services—0.9%
DeVry, Inc.	67,525	3,831

Diversified Financial Services—0.9%
JPMorgan Chase & Co.	91,735	3,823

Energy Equipment & Services—4.0%
Schlumberger Ltd.	173,722	11,308
Weatherford International Ltd. (b)	298,345	5,343

		16,651

Food & Staples Retailing—1.5%
Wal-Mart Stores, Inc.	117,825	6,298

Food Products—1.0%
Kellogg Co.	77,365	4,116

Health Care Equipment & Supplies—2.4%
Alcon, Inc. (a)	36,597	6,015
Baxter International, Inc.	68,275	4,006

		10,021

	Shares	Value (000s)

Health Care Providers & Services—2.8%
Cardinal Health, Inc.	126,245	$4,070
Express Scripts, Inc. (b)	85,780	7,416

		11,486

Hotels, Restaurants & Leisure—2.8%
McDonald‘s Corp.	97,080	6,062
Starwood Hotels & Resorts
Worldwide, Inc.	151,652	5,546

		11,608

Household Products—1.7%
Colgate-Palmolive Co.	84,505	6,942

Internet & Catalog Retail—3.3%
Amazon.com, Inc. (a)(b)	101,755	13,688

Internet Software & Services—5.1%
Google, Inc., Class A (b)	24,875	15,422
Yahoo!, Inc. (b)	343,680	5,767

		21,189

IT Services—2.0%
Visa, Inc., Class A	94,495	8,264

Life Sciences Tools & Services—2.3%
Thermo Fisher Scientific, Inc. (a)(b)	195,700	9,333

Machinery—1.3%
Illinois Tool Works, Inc.	108,960	5,229

Media—1.9%
DIRECTV, Class A (b)	6,185	206
Walt Disney Co.	234,835	7,574

		7,780

Multiline Retail—3.6%
Kohl‘s Corp. (b)	140,545	7,580
Target Corp.	150,535	7,281

		14,861

Oil, Gas & Consumable Fuels—4.1%
Occidental Petroleum Corp.	48,325	3,931
Southwestern Energy Co. (b)	143,205	6,902
XTO Energy, Inc.	133,110	6,194

		17,027

Personal Products—1.1%
Avon Products, Inc.	139,865	4,406

Pharmaceuticals—3.8%
Abbott Laboratories	99,685	5,382
Allergan, Inc.	65,460	4,125
Teva Pharmaceutical Industries Ltd. ADR	110,575	6,212

		15,719

Road & Rail—0.7%
Burlington Northern Santa Fe Corp.	28,645	2,825

Semiconductors & Semiconductor Equipment—3.7%
Intel Corp.	47,975	979
Microchip Technology, Inc.	261,195	7,590
Texas Instruments, Inc.	257,755	6,717

		15,286

Software—8.6%
Activision Blizzard, Inc. (b)	370,754	4,119
Adobe Systems, Inc. (a)(b)	152,895	5,623
Microsoft Corp.	530,585	16,178
Oracle Corp.	399,560	9,805

		35,725

	Shares	Value (000s)

Specialty Retail—2.4%
Bed Bath & Beyond, Inc. (b)	165,295	$6,385
Lowe‘s Cos., Inc.	154,375	3,611

		9,996

Total Common Stock (cost—$346,969)		402,733

	Principal Amount (000s)
Repurchase Agreement—2.5%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $10,356; collateralized by Fannie Mae, 6.625% due 11/15/10, valued at $10,566 including accrued interest (cost—$10,356)	$10,356	10,356

OPTIONS PURCHASED (b)—1.3%
	Contracts
Call Options—1.3%
DIRECTV Group, Inc. (CBOE), strike price $22.50, expires 1/16/10	2,000	2,170
Intel Corp. (CBOE), strike price $22.50, expires 1/22/11	8,939	1,287
Netapp, Inc. (CBOE), strike price $24, expires 1/16/10	1,850	1,915

Total Options Purchased (cost—$2,785)		5,372

Total Investments before options written (cost—$360,110)—101.2%		418,461

OPTIONS WRITTEN (b)—(1.3)%
Call Options—(1.0)%
Adobe Systems, Inc. (CBOE), strike price $37.50, expires 1/16/10	1,528	(91)
Amazon.com, Inc. (CBOE), strike price $100, expires 1/22/11	790	(3,625)
Amgen, Inc. (CBOE), strike price $70, expires 1/16/10	778	(1)
Intel Corp. (CBOE), strike price $30, expires 1/22/11	8,939	(170)
Thermo Fisher Scientific, Inc. (CBOE), strike price $45, expires 3/20/10	652	(261)

		(4,148)

Put Options—(0.3)%
Amgen, Inc. (CBOE), strike price $45, expires 1/16/10	778	(4)
DIRECTV Group, Inc. (CBOE), strike price $17.50, expires 1/16/10	2,298	(23)
FedEx Corp. (CBOE), strike price $40, expires 1/16/10	407	(2)
Hewlett Packard Co. (CBOE), strike price $30, expires 1/16/10	933	(1)
Intel Corp. (CBOE), strike price $17.50, expires 1/22/11	8,939	(1,251)

64	Allianz Funds Semiannual Report	12.31.09

Schedule of Investments (cont.)

RCM Large-Cap Growth Fund

December 31, 2009 (unaudited)

	Contracts	Value (000s)

IntercontinentalExchange, Inc. (CBOE), strike price $55, expires 1/16/10	545	$(5)
Juniper Networks, Inc. (CBOE), strike price $12.50, expires 1/16/10	4,560	(23)
Lowe‘s Cos., Inc. (CBOE), strike price $15, expires 1/16/10	2,897	(9)
Netapp, Inc. (CBOE), strike price $20, expires 1/16/10	1,850	(19)

		(1,337)

Total Options Written (premiums received—$8,014)		(5,485)

Total Investments net of options written (cost—$352,096)—99.9%		412,976

Other assets less other liabilities—0.1%		594

Net Assets—100.0%		$413,570

Notes to Schedule of Investments:
(a) All or a partial amount segregated as collateral for options written.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	65

Schedule of Investments

RCM Mid-Cap Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.5%
Aerospace & Defense—2.0%
Goodrich Corp.	3,970	$255
Precision Castparts Corp.	7,407	817

		1,072

Air Freight & Logistics—1.1%
Expeditors International of Washington, Inc.	17,715	615

Beverages—2.1%
Coca-Cola Enterprises, Inc.	22,135	469
Hansen Natural Corp. (a)	16,768	644

		1,113

Biotechnology—3.8%
Human Genome Sciences, Inc. (a)	19,706	603
Onyx Pharmaceuticals, Inc. (a)	7,388	217
United Therapeutics Corp. (a)	9,657	508
Vertex Pharmaceuticals, Inc. (a)	16,147	692

		2,020

Capital Markets—5.2%
Artio Global Investors, Inc. (a)	18,070	461
Invesco Ltd.	19,160	450
Janus Capital Group, Inc.	33,753	454
Lazard Ltd., Class A	21,429	814
TD Ameritrade Holding Corp. (a)	32,950	638

		2,817

Chemicals—1.7%
Air Products & Chemicals, Inc.	3,507	284
Ecolab, Inc.	2,215	99
Intrepid Potash, Inc. (a)	18,131	529

		912

Commercial Banks—1.2%
Comerica, Inc.	3,790	112
SunTrust Banks, Inc.	6,972	141
Zions Bancorporation	29,345	377

		630

Commercial Services & Supplies—0.6%
Republic Services, Inc.	11,286	319

Communications Equipment—3.8%
Brocade Communications Systems, Inc. (a)	82,539	630
Juniper Networks, Inc. (a)	11,513	307
Polycom, Inc. (a)	22,724	567
Riverbed Technology, Inc. (a)	22,831	525

		2,029

Computers & Peripherals—2.3%
NCR Corp. (a)	34,863	388
NetApp, Inc. (a)	24,144	830

		1,218

Construction & Engineering—1.9%
Foster Wheeler AG (a)	19,184	565
Quanta Services, Inc. (a)	22,146	461

		1,026

Containers & Packaging—1.3%
Owens-Illinois, Inc. (a)	21,055	692

Diversified Consumer Services—0.7%
DeVry, Inc.	6,559	372

Diversified Financial Services—0.4%
IntercontinentalExchange, Inc. (a)	973	109
Moody‘s Corp.	4,200	113

		222

	Shares	Value (000s)

Electric Utilities—0.3%
PPL Corp.	5,256	$169

Electrical Equipment—5.0%
Ametek, Inc.	24,282	929
Cooper Industries PLC	13,238	564
Rockwell Automation, Inc.	11,537	542
Roper Industries, Inc.	12,212	640

		2,675

Electronic Equipment, Instruments & Components—1.0%
Tyco Electronics Ltd.	21,660	532

Energy Equipment & Services—4.0%
Cameron International Corp. (a)	21,202	886
Noble Corp.	11,390	464
Weatherford International Ltd. (a)	44,027	788

		2,138

Food Products—0.3%
Flowers Foods, Inc.	7,135	170

Health Care Equipment & Supplies—2.4%
Edwards Lifesciences Corp. (a)	6,260	544
Intuitive Surgical, Inc. (a)	307	93
NuVasive, Inc. (a)	8,170	261
Thoratec Corp. (a)	13,892	374

		1,272

Health Care Providers & Services—3.5%
Aetna, Inc.	13,275	421
Cardinal Health, Inc.	12,416	400
DaVita, Inc. (a)	3,340	196
McKesson Corp.	10,837	678
Psychiatric Solutions, Inc. (a)	8,279	175

		1,870

Hotels, Restaurants & Leisure—4.5%
International Game Technology	45,259	850
Las Vegas Sands Corp. (a)	10,565	158
Starbucks Corp. (a)	33,365	769
Starwood Hotels & Resorts Worldwide, Inc.	17,801	651

		2,428

Household Durables—0.6%
KB Home	23,915	327

Household Products—0.4%
Clorox Co.	3,546	216

Insurance—0.5%
Arch Capital Group Ltd. (a)	3,924	281

Internet & Catalog Retail—1.9%
Expedia, Inc. (a)	21,466	552
NetFlix, Inc. (a)	8,534	470

		1,022

Internet Software & Services—1.5%
Akamai Technologies, Inc. (a)	22,262	564
Yahoo!, Inc. (a)	14,980	251

		815

IT Services—1.5%
Alliance Data Systems Corp. (a)	2,665	172
Global Payments, Inc.	11,390	614

		786

Leisure Equipment & Products—1.2%
Hasbro, Inc.	20,354	653

Life Sciences Tools & Services—3.3%
ICON PLC ADR (a)	15,499	337
Life Technologies Corp. (a)	7,065	369

	Shares	Value (000s)

Mettler Toledo International, Inc. (a)	6,227	$653
Qiagen NV (a)	19,394	433

		1,792

Machinery—2.4%
Cummins, Inc.	4,805	220
Navistar International Corp. (a)	11,250	435
Terex Corp. (a)	30,729	609

		1,264

Media—1.9%
CBS Corp., Class B	38,351	539
Scripps Networks Interactive, Inc., Class A	11,933	495

		1,034

Metals & Mining—1.4%
Cliffs Natural Resources, Inc.	11,358	524
Steel Dynamics, Inc.	13,831	245

		769

Multiline Retail—1.6%
Dollar Tree, Inc. (a)	11,646	563
Macy‘s, Inc.	18,030	302

		865

Oil, Gas & Consumable Fuels—2.7%
Alpha Natural Resources, Inc. (a)	13,163	571
Noble Energy, Inc.	3,020	215
PetroHawk Energy Corp. (a)	27,895	669

		1,455

Paper & Forest Products—0.6%
International Paper Co.	12,868	345

Personal Products—2.1%
Avon Products, Inc.	25,836	814
Estee Lauder Cos., Inc., Class A	6,443	311

		1,125

Pharmaceuticals—1.6%
Allergan, Inc.	7,941	501
Shire PLC ADR	6,190	363

		864

Professional Services—0.7%
Manpower, Inc.	7,340	401

Real Estate Investment Trust—0.3%
Public Storage	2,000	163

Road & Rail—2.1%
J.B. Hunt Transport Services, Inc.	19,324	624
Knight Transportation, Inc.	26,911	519

		1,143

Semiconductors & Semiconductor Equipment—8.0%
Analog Devices, Inc.	25,033	791
Atmel Corp. (a)	32,380	149
Avago Technologies Ltd. (a)	27,313	500
Linear Technology Corp.	7,335	224
Marvell Technology Group Ltd. (a)	44,602	925
Maxim Integrated Products, Inc.	27,040	549
Microchip Technology, Inc.	21,710	631
ON Semi-conductor Corp. (a)	63,596	560

		4,329

Software—6.3%
Activision Blizzard, Inc. (a)	25,882	287
Autodesk, Inc. (a)	19,945	507
Check Point Software Technologies (a)	21,622	733
Citrix Systems, Inc. (a)	10,494	437

66	Allianz Funds Semiannual Report	12.31.09

Schedule of Investments (cont.)

RCM Mid-Cap Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

McAfee, Inc. (a)	5,428	$220
Salesforce.com, Inc. (a)	11,048	815
TiVo, Inc. (a)	41,070	418

		3,417

Specialty Retail—5.7%
Bed Bath & Beyond, Inc. (a)	21,454	829
Dick‘s Sporting Goods, Inc. (a)	19,807	493
Guess?, Inc.	17,834	754
Ross Stores, Inc.	9,261	396
Urban Outfitters, Inc. (a)	16,645	582

		3,054

Textiles, Apparel & Luxury Goods—0.7%
Polo Ralph Lauren Corp.	4,640	376

Wireless Telecommunication Services—1.4%
SBA Communications Corp., Class A (a)	21,643	739

Total Common Stock (cost—$43,918)		53,546

	Principal Amount (000s)
Repurchase Agreement—0.4%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $229; collateralized by Freddie Mac, 6.875%, due 9/15/10, valued at $234 including accrued interest (cost—$229)	$229	229

Total Investments (cost—$44,147)—99.9%		53,775

Other assets less liabilities—0.1%		67

Net Assets—100.0%		$53,842

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	67

Schedule of Investments

RCM Strategic Growth Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—95.8%
Air Freight & Logistics—1.3%
FedEx Corp. (a)	1,581	$132

Biotechnology—3.8%
Amgen, Inc. (b)	1,046	59
Celgene Corp. (a)(b)	2,287	127
Gilead Sciences, Inc. (a)(b)	2,365	103
Human Genome Sciences, Inc. (b)	1,365	42
Onyx Pharmaceuticals, Inc. (b)	1,705	50
Vertex Pharmaceuticals, Inc. (b)	300	13

		394

Capital Markets—5.2%
Artio Global Investors, Inc. (b)	1,175	30
Charles Schwab Corp.	6,230	117
Goldman Sachs Group, Inc. (a)	943	159
Invesco Ltd. (a)	5,986	141
State Street Corp.	2,181	95

		542

Chemicals—2.1%
Air Products & Chemicals, Inc.	879	70
Monsanto Co. (a)	827	68
Mosaic Co. (a)	1,265	76

		214

Communications Equipment—7.6%
Cisco Systems, Inc. (a)(b)	7,585	182
Juniper Networks, Inc. (b)	3,592	96
Motorola, Inc. (a)(b)	15,195	118
Polycom, Inc. (a)(b)	6,000	150
QUALCOMM, Inc.	1,983	91
Research In Motion Ltd. (b)	1,750	118
Riverbed Technology, Inc. (b)	1,355	31

		786

Computers & Peripherals—7.6%
Apple, Inc. (a)(b)	1,832	386
EMC Corp. (b)	5,816	102
Hewlett-Packard Co. (a)	4,050	209
NetApp, Inc. (b)	970	33
Seagate Technology	3,412	62

		792

Construction & Engineering—1.4%
Fluor Corp.	681	31
Quanta Services, Inc. (b)	5,656	118

		149

Diversified Consumer Services—1.1%
Apollo Group, Inc., Class A (b)	1,101	67
DeVry, Inc.	855	48

		115

Electrical Equipment—1.3%
Ametek, Inc.	3,399	130

Electronic Equipment, Instruments & Components—1.9%
Corning, Inc.	6,003	116
Itron, Inc. (b)	1,232	83

		199

Energy Equipment & Services—3.4%
National-Oilwell Varco, Inc. (a)	1,051	46
Schlumberger Ltd. (a)	2,183	142
Transocean Ltd. (b)	391	32
Weatherford International Ltd. (b)	7,349	132

		352

Food & Staples Retailing—0.5%
Costco Wholesale Corp.	825	49

Health Care Equipment & Supplies—1.3%
Alcon, Inc.	834	137

	Shares	Value (000s)

Health Care Providers & Services—2.0%
Express Scripts, Inc. (a)(b)	1,723	$149
McKesson Corp.	981	61

		210

Hotels, Restaurants & Leisure—3.5%
Las Vegas Sands Corp. (a)(b)	11,450	171
McDonald‘s Corp. (a)	2,197	137
Starwood Hotels & Resorts Worldwide, Inc.	1,590	58

		366

Household Products—1.2%
Clorox Co.	818	50
Colgate-Palmolive Co.	880	72

		122

Internet & Catalog Retail—2.4%
Amazon.com, Inc. (a)(b)	1,845	248

Internet Software & Services—4.3%
Akamai Technologies, Inc. (b)	1,983	50
Google, Inc., Class A (a)(b)	533	331
Yahoo!, Inc. (b)	3,696	62

		443

Leisure Equipment & Products—0.4%
Hasbro, Inc.	1,300	42

Life Sciences Tools & Services—2.2%
Thermo Fisher Scientific, Inc. (a)(b)	4,671	223

Media—2.1%
DIRECTV, Class A (b)	2,294	75
Walt Disney Co.	4,461	145

		220

Metals & Mining—3.0%
Barrick Gold Corp.	1,106	44
Freeport-McMoRan Copper & Gold, Inc. (a)(b)	1,760	141
Nucor Corp.	1,115	52
U.S. Steel Corp.	1,407	78

		315

Multiline Retail—1.6%
Kohl‘s Corp. (b)	2,108	114
Nordstrom, Inc.	1,517	57

		171

Oil, Gas & Consumable Fuels—4.4%
Concho Resources, Inc. (b)	1,495	67
Devon Energy Corp. (a)	1,175	86
InterOil Corp. (b)	265	20
Occidental Petroleum Corp.	405	33
PetroHawk Energy Corp. (b)	2,530	61
SandRidge Energy, Inc. (b)	1,874	18
Southwestern Energy Co. (a)(b)	3,657	176

		461

Personal Products—1.6%
Avon Products, Inc. (a)	4,528	143
Estee Lauder Cos., Inc., Class A	540	26

		169

Pharmaceuticals—3.8%
Allergan, Inc.	1,963	124
Merck & Co, Inc.	1,289	47
Pharmaceutical HOLDRs Trust	725	48
Teva Pharmaceutical Industries Ltd. ADR (a)	3,130	176

		395

Real Estate Investment Trust—0.5%
Starwood Property Trust, Inc.	2,456	46

	Shares	Value (000s)

Semiconductors & Semiconductor Equipment—9.1%
Analog Devices, Inc.	1,708	$54
Broadcom Corp., Class A (a)(b)	4,460	140
FormFactor, Inc. (b)	2,615	57
Intel Corp. (a)	8,175	167
Marvell Technology Group Ltd. (a)(b)	7,967	165
Microchip Technology, Inc. (a)	5,722	166
NVIDIA Corp. (b)	645	12
ON Semi-conductor Corp. (b)	9,945	88
Texas Instruments, Inc.	3,806	99

		948

Software—8.5%
Activision Blizzard, Inc. (a)(b)	4,103	46
Adobe Systems, Inc. (b)	2,646	97
Autodesk, Inc. (a)(b)	5,310	135
Microsoft Corp. (a)	11,062	337
Oracle Corp. (a)	6,437	158
Rovi Corp. (b)	1,210	39
Salesforce.com, Inc. (a)(b)	924	68

		880

Specialty Retail—4.7%
Bed Bath & Beyond, Inc. (b)	405	16
Guess?, Inc.	2,263	96
Lowe‘s Cos., Inc.	4,153	97
O‘Reilly Automotive, Inc. (b)	992	38
Ross Stores, Inc.	1,080	46
Urban Outfitters, Inc. (a)(b)	5,590	195

		488

Wireless Telecommunication Services—2.0%
American Tower Corp., Class A (a)(b)	2,990	129
Crown Castle International Corp. (b)	2,071	81

		210

Total Common Stock (cost—$8,509)		9,948

EXCHANGE-TRADED FUND—0.2%
SPDR Gold Trust (b) (cost—$20)	211	23

SHORT-TERM INVESTMENTS—6.0%
	Principal Amount (000s)
Repurchase Agreement—4.0%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $416; collateralized by Freddie Mac, 4.125%, due 2/24/11, valued at $426 including accrued interest (cost—$416)	$416	416

U.S. Treasury Bill—2.0%
1.01%, 3/25/10 (cost—$210)	210	210

Total Short-Term Investments (cost—$626)		626

OPTIONS PURCHASED (b)—2.9%
	Contracts
Call Options—2.9%
Analog Devices, Inc. (CBOE), strike price $30, expires 1/16/10	19	3

68	Allianz Funds Semiannual Report	12.31.09

Schedule of Investments (cont.)

RCM Strategic Growth Fund

December 31, 2009 (unaudited)

	Contracts	Value (000s)

Brocade Communications Systems, Inc. (CBOE), strike price $10, expires 1/16/10	180	$—	(c)
Cisco Systems, Inc. (CBOE), strike price $25, expires 1/22/11	107	26
Dell, Inc. (CBOE), strike price $14, expires 1/16/10	8	1
DIRECTV Group, Inc. (CBOE), strike price $22.50, expires 1/16/10	32	35
Electronic Arts, Inc. (CBOE), strike price $60, expires 1/16/10	3	—	(c)
FTI Consulting, Inc. (CBOE), strike price $50, expires 1/22/11	13	7
Hewlett-Packard Co. (CBOE), strike price $37.50, expires 1/16/10	5	8
strike price $50, expires 1/22/11	67	46
Human Genome Sciences, Inc. (CBOE), strike price $30, expires 1/22/11	92	69
Intel Corp. (CBOE), strike price $15, expires 1/16/10	64	36
Microsoft Corp. (CBOE), strike price $27.50, expires 1/16/10	27	8
Motorola, Inc. (CBOE), strike price $9, expires 4/17/10	90	3
Netapp, Inc. (CBOE), strike price $24, expires 1/16/10	30	31
Vertex Pharmaceuticals, Inc. (CBOE), strike price $40, expires 1/16/10	7	2
strike price $40, expires 1/22/11	24	24

		299

Put Options—0.0%
SPDR Trust Ser. 1 (CBOE), strike price $105, expires 1/16/10	10	—	(c)

Total Options Purchased (cost—$225)		299

Total Investments before options written and securities sold short (cost—$9,380)—104.9%		10,896

OPTIONS WRITTEN (b)—(5.0)%
Call Options—(3.5)%
Adobe Systems, Inc. (CBOE), strike price $35, expires 4/17/10	19	(7)
Amazon.com, Inc. (CBOE), strike price $100, expires 1/22/11	13	(60)
Amgen, Inc. (CBOE), strike price $70, expires 1/16/10	5	—	(c)
Apple, Inc. (CBOE), strike price $160, expires 1/16/10	2	(10)

	Contracts	Value (000s)

strike price $210, expires 1/16/10	9	$(5)
Autodesk, Inc. (CBOE), strike price $20, expires 1/16/10	18	(10)
strike price $30, expires 1/22/11	28	(6)
Barrick Gold Corp. (CBOE), strike price $36, expires 1/16/10	9	(3)
Broadcom Corp. (CBOE), strike price $33, expires 2/20/10	33	(4)
Brocade Communications Systems, Inc. (CBOE), strike price $15, expires 1/22/11	180	(3)
Cisco Systems, Inc. (CBOE), strike price $30, expires 1/22/11	107	(9)
Corning, Inc. (CBOE), strike price $22, expires 8/21/10	18	(2)
Freeport-McMoRan Copper & Gold, Inc. (CBOE), strike price $60, expires 1/22/11	3	(8)
FTI Consulting, Inc. (CBOE), strike price $60, expires 1/22/11	13	(3)
Guess?, Inc. (CBOE), strike price $45, expires 3/20/10	8	(2)
Hewlett-Packard Co. (CBOE), strike price $60, expires 1/22/11	67	(18)
Human Genome Sciences, Inc. (CBOE), strike price $45, expires 1/22/11	92	(21)
Intel Corp. (CBOE), strike price $20, expires 1/16/10	64	(5)
Juniper Networks, Inc. (CBOE), strike price $30, expires 1/16/10	6	— (c)
Las Vegas Sands Corp. (CBOE), strike price $20, expires 1/22/11	107	(23)
Micron Technology, Inc. (CBOE), strike price $8, expires 4/17/10	25	(7)
Microsoft Corp. (CBOE), strike price $34, expires 7/17/10	52	(5)
Monsanto Co. (CBOE), strike price $90, expires 1/16/10	8	— (c)
NVIDIA Corp. (CBOE), strike price $7.50, expires 1/16/10	5	(6)
Polycom, Inc. (CBOE), strike price $20, expires 1/22/11	60	(43)
Qualcomm, Inc. (CBOE), strike price $45, expires 1/16/10	30	(5)
Research In Motion Ltd. (CBOE), strike price $70, expires 6/19/10	19	(13)
Ross Stores, Inc. (CBOE), strike price $55, expires 2/20/10	6	— (c)

	Contracts	Value (000s)

Salesforce.com, Inc. (CBOE), strike price $60, expires 2/20/10	4	$(6)
SandRidge Energy, Inc. (CBOE), strike price $10, expires 1/22/11	18	(4)
Seagate Technology (CBOE), strike price $20, expires 6/19/10	34	(5)
Thermo Fisher Scientific, Inc. (CBOE), strike price $45, expires 3/20/10	8	(3)
Urban Outfitters, Inc. (CBOE), strike price $17.50, expires 1/22/11	19	(35)
Vertex Pharmaceuticals, Inc. (CBOE), strike price $45, expires 1/16/10	7	— (c)
strike price $50, expires 1/22/11	24	(13)
Weatherford International Ltd. (CBOE), strike price $12.50, expires 1/22/11	29	(19)

		(363)

Put Options—(1.5)%
Alcon, Inc. (CBOE), strike price $110, expires 2/20/10	3	— (c)
Amazon.com, Inc. (CBOE), strike price $115, expires 1/16/10	8	— (c)
strike price $120, expires 1/22/11	4	(7)
Amgen, Inc. (CBOE), strike price $45, expires 1/16/10	10	— (c)
Analog Devices, Inc. (CBOE), strike price $25, expires 1/16/10	19	— (c)
Apple, Inc. (CBOE), strike price $70, expires 1/16/10	8	— (c)
strike price $140, expires 4/17/10	3	— (c)
Autodesk, Inc. (CBOE), strike price $16, expires 1/16/10	17	— (c)
Baidu.com, Inc. (CBOE), strike price $260, expires 6/19/10	3	(2)
Barrick Gold Corp. (CBOE), strike price $29, expires 1/16/10	9	— (c)
Bed Bath & Beyond, Inc. (CBOE), strike price $31, expires 1/16/10	30	— (c)
Brocade Communications Systems, Inc. (CBOE), strike price $7.50, expires 1/16/10	180	(3)
Cisco Systems, Inc. (CBOE), strike price $20, expires 1/22/11	107	(14)
Dell, Inc. (CBOE), strike price $12.50, expires 1/16/10	8	— (c)
DIRECTV Group, Inc. (CBOE), strike price $17.50, expires 1/16/10	32	(1)

12.31.09	Allianz Funds Semiannual Report	69

Schedule of Investments (cont.)

RCM Strategic Growth Fund

December 31, 2009 (unaudited)

	Contracts	Value (000s)

FedEx Corp. (CBOE), strike price $40, expires 1/16/10	8	$— (c)
strike price $75, expires 4/17/10	20	(5)
First Solar, Inc. (CBOE), strike price $135, expires 1/16/10	4	(2)
Freeport-McMoRan Copper & Gold, Inc. (CBOE), strike price $60, expires 1/22/11	7	(4)
FTI Consulting, Inc. (CBOE), strike price $40, expires 1/22/11	13	(4)
Goldman Sachs Group, Inc. (CBOE), strike price $165, expires 4/17/10	6	(6)
Hewlett-Packard Co. (CBOE), strike price $30, expires 1/16/10	34	— (c)
strike price $32.50, expires 1/16/10	10	— (c)
strike price $40, expires 1/22/11	67	(14)
Human Genome Sciences, Inc. (CBOE), strike price $15, expires 1/22/11	92	(11)
strike price $20, expires 1/22/11	92	(22)
Intel Corp. (CBOE), strike price $12.50, expires 1/16/10	64	— (c)
IntercontinentalExchange, Inc. (CBOE), strike price $55, expires 1/16/10	11	— (c)
strike price $95, expires 6/19/10	5	(3)
Interoil Corp. (CBOE), strike price $45, expires 1/22/11	10	(5)
Itron, Inc. (CBOE), strike price $40, expires 1/16/10	16	— (c)
Juniper Networks, Inc. (CBOE), strike price $12.50, expires 1/16/10	63	— (c)
strike price $25, expires 1/16/10	46	(1)
KB Home (CBOE), strike price $12.50, expires 4/17/10	80	(8)
Kohl‘s Corp. (CBOE), strike price $39, expires 1/16/10	16	— (c)
Lowe‘s Cos., Inc. (CBOE), strike price $15, expires 1/16/10	41	— (c)
Macrovision Solutions Corp. (CBOE), strike price $10, expires 1/16/10	13	— (c)
Medco Health Solutions, Inc. (CBOE), strike price $60, expires 1/22/11	4	(2)
Microchip Technology, Inc. (CBOE), strike price $20, expires 1/16/10	17	— (c)

	Contracts	Value (000s)

Microsoft Corp. (CBOE), strike price $20, expires 1/16/10	27	$— (c)
strike price $27, expires 7/17/10	19	(2)
Motorola, Inc. (CBOE), strike price $7.50, expires 1/22/11	90	(11)
Netapp, Inc. (CBOE), strike price $20, expires 1/16/10	30	(1)
Netflix, Inc. (CBOE), strike price $45, expires 1/16/10	10	— (c)
Research In Motion Ltd. (CBOE), strike price $35, expires 1/16/10	8	— (c)
Ross Stores, Inc. (CBOE), strike price $37.50, expires 2/20/10	12	(1)
Seagate Technology (CBOE), strike price $15, expires 6/19/10	34	(3)
St. Jude Medical, Inc. (CBOE), strike price $30, expires 1/22/11	20	(4)
Starwood Hotels & Resorts (CBOE), strike price $25, expires 1/22/11	40	(9)
Texas Instruments, Inc. (CBOE), strike price $20, expires 1/22/11	43	(5)
Vertex Pharmaceuticals, Inc. (CBOE) strike price $25, expires 1/16/10	7	— (c)
strike price $25, expires 1/22/11	24	(4)
Walt Disney Co. (CBOE), strike price $17.50, expires 1/16/10	16	— (c)
Yahoo!, Inc. (CBOE), strike price $10, expires 1/16/10	11	— (c)
strike price $15, expires 1/22/11	22	(3)
Yum! Brands, Inc. (CBOE), strike price $31, expires 1/16/10	10	— (c)

		(157)

Total Options Written (premiums received—$651)		(520)

SECURITIES SOLD SHORT—(1.7)%
	Shares
Exchange-Traded Funds—(1.7)%
Powershares QQQ Trust	1,665	(76)
SPDR Trust, Ser. 1	880	(98)

Total Securities Sold Short (proceeds—$164)		(174)

Total Investments net of options written and securities sold short (cost—$8,565)—98.2%		10,202

Other assets less other liabilities—1.8%		184

Net Assets—100.0%		$10,386

Notes to Schedule of Investments:
(a) All or partial amount segregated as collateral for options written

(b) Non-income producing.

(c) Amount less than $500.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

70	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

12.31.09	Allianz Funds Semiannual Report	71

Statements of Assets and Liabilities

December 31, 2009 (Unaudited)
Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund
Assets:
Investments, at value	$963,427	$75,604	$46,599
Repurchase agreements, at value	26,478	238	1,188
Cash	1	—	—
Receivable for investments sold	—	24	—
Receivable for Fund shares sold	1,922	50	165
Dividends and interest receivable (net of foreign taxes)	1,181	18	83
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	110	25	6
Total Assets	993,119	75,959	48,041
Liabilities:
Payable for investments purchased	—	220	—
Payable to custodian for cash overdraft	—	—	—
Payable for Fund shares redeemed	1,315	117	161
Investment advisory fees payable	376	75	18
Administration fees payable	264	16	13
Distribution fees payable	109	3	1
Servicing fees payable	90	—	2
Trustee Deferred Compensation Plan payable (see Note 4)	110	25	6
Total Liabilities	2,264	456	201
Net Assets	$990,855	$75,503	$47,840
Net Assets Consist of:
Paid-in-capital	$1,268,820	$141,621	$81,913
Undistributed (dividends in excess of) net investment income	598	(400)	62
Accumulated net realized gain (loss)	(439,919)	(76,190)	(40,551)
Net unrealized appreciation/depreciation of investments	161,356	10,472	6,416
Net Assets	$990,855	$75,503	$47,840
Net Assets:
Class A	$150,839	$—	$4,408
Class B	15,187	—	—
Class C	59,351	—	2,031
Class D	202,158	—	1,581
Class R	6,641	—	—
Class P	7,871	—	181
Institutional Class	289,019	59,997	39,630
Administrative Class	259,789	15,506	9
Shares Issued and Outstanding:
Class A	10,497	—	570
Class B	1,174	—	—
Class C	4,574	—	267
Class D	14,258	—	205
Class R	462	—	—
Class P	531	—	23
Institutional Class	19,422	4,091	5,073
Administrative Class	18,004	1,124	1
Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class A	$14.37	$—	$7.73
Class B	12.93	—	—
Class C	12.97	—	7.62
Class D	14.18	—	7.73
Class R	14.37	—	—
Class P	14.83	—	7.74
Institutional Class	14.88	14.67	7.81
Administrative Class	14.43	13.79	7.77

Cost of Investments	$802,071	$65,132	$40,183
Cost of Repurchase Agreements	$26,478	$238	$1,188

72	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund	NACM Growth Fund	NACM Income & Growth Fund	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund

$787,888	$40,810	$73,581	$5,537	$20,475	$6,803,494	$1,268,629
20,584	470	4,087	—	476	30,765	32,238
1	—	—	—	1	1	—
—	196	—	98	—	5,969	—
569	49	1,387	27	196	19,608	3,653
395	37	611	8	63	31,691	3,664
93	2	2	2	3	620	142
809,530	41,564	79,668	5,672	21,214	6,892,148	1,308,326

—	211	1,221	2	—	27,567	—
—	—	—	28	—	—	—
4,289	86	6	—	33	21,644	11,250
304	17	39	3	11	2,613	498
208	12	22	2	7	1,808	413
85	5	8	—	5	680	154
64	3	9	—	4	755	218
93	2	3	2	3	620	142
5,043	336	1,308	37	63	55,687	12,675
$804,487	$41,228	$78,360	$5,635	$21,151	$6,836,461	$1,295,651

$1,082,058	$47,863	$76,646	$10,730	$38,351	$9,913,011	$2,006,115
(276)	25	(27)	3	36	20,643	2,669
(400,204)	(12,951)	620	(6,080)	(17,051)	(2,816,519)	(709,987)
122,909	6,291	1,121	982	(185)	(280,674)	(3,146)
$804,487	$41,228	$78,360	$5,635	$21,151	$6,836,461	$1,295,651

$192,152	$7,346	$27,858	$732	$7,745	$1,877,158	$273,959
18,037	3,767	—	—	2,005	118,203	80,163
44,673	3,653	15,915	201	5,345	561,447	149,454
15,804	661	2,316	308	2,261	782,691	513,121
25,434	—	—	—	—	209,773	12,325
3,554	27	812	9	845	223,036	12,329
339,011	25,760	31,459	4,385	2,934	1,996,622	238,625
165,822	14	—	—	16	1,067,531	15,675

10,231	607	2,341	71	873	181,094	21,679
1,079	329	—	—	233	11,322	6,354
2,672	319	1,355	19	627	53,952	11,850
835	55	194	30	252	75,347	40,691
1,353	—	—	—	—	20,289	971
179	2	68	1	93	21,369	961
17,066	2,076	2,633	421	319	191,342	18,835
8,653	1	—	—	2	101,935	1,235

$18.78	$12.10	$11.90	$10.33	$8.87	$10.37	$12.64
16.71	11.44	—	—	8.62	10.44	12.62
16.72	11.45	11.75	10.20	8.53	10.41	12.61
18.92	12.09	11.93	10.32	8.98	10.39	12.61
18.80	—	—	—	—	10.34	12.69
19.84	12.40	11.94	10.41	9.04	10.44	12.82
19.86	12.41	11.95	10.42	9.19	10.43	12.67
19.16	12.23	—	—	9.15	10.47	12.69

$664,979	$34,519	$72,460	$4,555	$20,631	$7,084,177	$1,271,658
$20,584	$470	$4,087	$—	$476	$30,765	$32,238

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	73

Statements of Assets and Liabilities  (Cont.)

December 31, 2009 (Unaudited)
Amounts in thousands, except per share amounts	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Growth Fund

Assets:
Investments, at value	$9,760	$5,560,455	$663,321
Investments in Affiliates, at value	—	220,247	—
Repurchase agreements, at value	146	313,372	123,523
Cash	—	1	1
Receivable for investments sold	—	—	—
Receivable for Fund shares sold	29	9,273	2,156
Dividends and interest receivable (net of foreign taxes)	31	9,447	401
Dividends and interest receivable from Affiliates	—	43	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	1	331	41
Total Assets	9,967	6,113,169	789,443

Liabilities:
Payable for investments purchased	—	400	102,670
Payable for securities sold short	—	—	—
Options written, at value	—	—	—
Payable for Fund shares redeemed	12	23,255	1,053
Dividends payable	—	—	—
Investment advisory fees payable	5	2,932	248
Administration fees payable	3	1,446	192
Distribution fees payable	2	559	149
Servicing fees payable	2	607	107
Trustee Deferred Compensation Plan payable (see Note 4)	1	331	41
Total Liabilities	25	29,530	104,460
Net Assets	$9,942	$6,083,639	$684,983

Net Assets Consist of:
Paid-in-capital	$15,164	$5,863,223	$776,959
Undistributed (dividends in excess of) net investment income	21	27,708	(103)
Accumulated net realized loss	(5,876)	(764,211)	(180,471)
Net unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	633	956,919	88,598
Net Assets	$9,942	$6,083,639	$684,983

Net Assets:
Class A	$5,898	$2,068,962	$355,427
Class B	—	110,636	18,541
Class C	2,954	414,009	208,291
Class D	159	168,850	13,361
Class R	—	128,044	13,762
Class P	410	67,841	7,483
Institutional Class	521	2,088,922	57,540
Administrative Class	—	1,036,375	10,578

Shares Issued and Outstanding:
Class A	532	89,216	14,083
Class B	—	4,948	895
Class C	266	18,588	10,058
Class D	14	7,116	600
Class R	—	5,387	643
Class P	37	2,807	356
Institutional Class	47	86,188	2,456
Administrative Class	—	44,762	466

74	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

OCC Opportunity Fund	OCC Target Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$250,176	$333,431	$408,105	$53,546	$10,480
—	—	—	—	—
833	2,364	10,356	229	416
—	1	1	—	10
1,247	—	3,555	211	347
243	61	405	94	35
2	220	431	26	5
—	—	—	—	—
18	44	37	6	—
252,519	336,121	422,890	54,112	11,293

833	347	3,287	213	198
—	—	—	—	174
—	—	5,485	—	520
545	1,678	209	9	—
—	—	—	—	1
134	155	156	22	8
75	112	112	15	3
49	137	14	3	1
32	69	20	2	2
18	44	37	6	—
1,686	2,542	9,320	270	907
$250,833	$333,579	$413,570	$53,842	$10,386

$280,687	$424,468	$405,298	$65,337	$10,288
(1,224)	(384)	9	(71)	(27)
(61,386)	(156,678)	(52,616)	(21,052)	(1,512)

32,756	66,173	60,879	9,628	1,637
$250,833	$333,579	$413,570	$53,842	$10,386

$75,925	$109,554	$49,620	$4,646	$4,381
6,532	9,139	6,080	2,067	—
72,715	207,959	8,754	2,895	1,997
1,499	612	26,358	1,572	741
12	—	4,839	128	—
2,118	1,422	2,734	—	180
91,585	4,835	291,318	42,520	3,077
447	58	23,867	14	10

3,337	7,332	4,104	1,908	297
387	765	527	895	—
4,310	17,423	757	1,259	140
87	41	2,180	637	50
1	—	400	52	—
124	95	223	—	12
4,738	309	23,672	16,478	206
24	4	1,959	5	1

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	75

Statements of Assets and Liabilities  (Cont.)

December 31, 2009 (Unaudited)
Amounts in thousands, except per share amounts	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Growth Fund

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class A	$11.09	$23.19	$25.24
Class B	—	22.36	20.71
Class C	11.10	22.27	20.71
Class D	11.04	23.73	22.29
Class R	—	23.77	21.39
Class P	11.08	24.17	21.00
Institutional Class	11.11	24.24	23.43
Administrative Class	—	23.15	22.72

Cost of Investments	$9,124	$4,595,387	$574,723
Cost of Investments in Affiliates	$—	$221,990	$—
Cost of Repurchase Agreements	$146	$313,372	$123,523
Premiums Received for Options Written	$—	$—	$—
Proceeds on Securities Sold Short	$—	$—	$—

76	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

OCC Opportunity Fund	OCC Target Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$22.75	$14.94	$12.09	$2.43	$14.74
16.88	11.94	11.53	2.31	—
16.87	11.94	11.56	2.30	14.32
17.28	14.95	12.09	2.47	14.72
16.87	—	12.09	2.45	—
17.14	15.01	12.27	—	14.92
19.33	15.64	12.31	2.58	14.95
18.85	15.34	12.19	2.51	14.81

$217,420	$265,982	$349,754	$43,918	$8,964
$—	$—	$—	$—	$—
$833	$2,364	$10,356	$229	$416
$—	$—	$8,014	$—	$651
$—	$—	$—	$—	$164

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	77

Statements of Operations

For the Six Months Ended December 31, 2009 (Unaudited)
Amounts in thousands	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund

Investment Income:
Interest	$8	$1	$1
Dividends, net of foreign withholding taxes	6,512	241	554
Miscellaneous income	—	—	—
Total Income	6,520	242	555

Expenses:
Investment management fees	2,116	530	192
Administration fees	1,432	106	117
Distribution fees — Class B	58	—	—
Distribution fees — Class C	222	—	8
Distribution fees — Class R	11	—	—
Servicing fees — Class A	195	—	6
Servicing fees — Class B	19	—	—
Servicing fees — Class C	74	—	3
Servicing fees — Class D	181	—	2
Servicing fees — Class R	11	—	—
Distribution and/or servicing fees — Administrative Class	313	19	—
Trustees’ fees	50	5	4
Interest expense	1	3	—
Tax expense	1	1	1
Miscellaneous expense	—	—	—
Total Expenses	4,684	664	333
Reimbursement from Adviser	—	(43)	—
Net Expenses	4,684	621	333
Net Investment Income (Loss)	1,836	(379)	222

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,490	8,982	10,909
Options written	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	165,581	4,979	4,239
Options written	—	—	—
Net Realized and Change in Unrealized Gain	172,071	13,961	15,148
Net Increase in Net Assets Resulting from Investment Operations	$173,907	$13,582	$15,370

78	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

	CCM Mid-Cap Fund	NACM Growth Fund	NACM Income & Growth Fund	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund

	$3	$—	$1,190	$—	$—	$23	$12
	3,647	322	402	35	318	157,722	21,137
	2	—	6	—	—	—	—
	3,652	322	1,598	35	318	157,745	21,149

	1,772	95	196	16	64	15,131	2,744
	1,192	61	99	7	37	9,738	2,173
	69	14	—	—	7	464	308
	166	13	31	1	19	2,194	573
	42	—	—	—	—	267	16
	238	9	23	1	8	2,332	347
	23	5	—	—	2	155	103
	55	4	11	—	6	731	191
	25	1	2	—	3	895	513
	41	—	—	—	—	267	16
	186	—	—	—	—	1,235	34
	42	2	3	—	1	360	67
	—	—	—	—	—	—	—
	1	1	1	1	1	1	1
	—	—	2	—	—	3	—
	3,852	205	368	26	148	33,773	7,086
	—	—	—	—	—	—	—
	3,852	205	368	26	148	33,773	7,086
	(200)	117	1,230	9	170	123,972	14,063

	53,425	807	2,153	262	77	15,220	(52,966)
	—	—	155	—	—	—	—
\
	92,182	6,179	7,697	823	4,748	1,220,647	269,484
	—	—	(62)	—	—	—	—
	145,607	6,986	9,943	1,085	4,825	1,235,867	216,518
	$145,407	$7,103	$11,173	$1,094	$4,995	$1,359,839	$230,581

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	79

Statements of Operations  (Cont.)

For the Six Months Ended December 31, 2009 (Unaudited)
Amounts in thousands	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Growth Fund

Investment Income:
Interest	$—	$131	$5
Dividends, net of foreign withholding taxes	165	103,384	4,040
Dividends from investments in Affiliates	—	2,074	—
Total Income	165	105,589	4,045

Expenses:
Investment advisory fees	27	17,073	1,329
Administration fees	17	8,438	1,019
Distribution fees — Class B	—	421	67
Distribution fees — Class C	10	1,526	752
Distribution fees — Class R	—	146	15
Servicing fees — Class A	6	2,501	268
Servicing fees — Class B	—	140	22
Servicing fees — Class C	4	509	251
Servicing fees — Class D	—	257	21
Servicing fees — Class R	—	146	16
Distribution and/or servicing fees — Administrative Class	—	1,193	12
Dividends on securities sold short	—	—	—
Trustees’ fees	1	318	29
Interest expense	—	—	—
Tax expense	1	6	1
Miscellaneous expense	—	3	—
Total Expenses	66	32,677	3,802
Net Investment Income (Loss)	99	72,912	243

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(97)	(23,125)	29,064
Investments in Affiliates	—	3,085	—
Options written	—	—	—
Securities sold short	—	—	—
Foreign currency transactions	—	3	7
Payments from Affiliates (see Note 10)	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	2,406	1,132,585	60,613
Investments in Affiliates	—	4,690	—
Options written	—	—	—
Securities sold short	—	—	—
Foreign currency transactions	—	—	(7)
Net Realized and Change in Unrealized Gain	2,309	1,117,238	89,677
Net Increase in Net Assets Resulting from Investment Operations	$2,408	$1,190,150	$89,920
*	Less than $500.

80	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

OCC Opportunity Fund	OCC Target Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$1	$2	$2	$—	$—
430	1,164	2,137	188	37
—	—	—	—	—
431	1,166	2,139	188	37

757	888	859	125	39
409	643	569	79	14
22	34	21	6	—
259	754	28	10	4
—	—	5	—	—
88	133	56	8	4
8	11	7	2	—
86	251	10	3	1
2	1	29	1	1
—	—	5	—	—
1	—	26	—	—
—	—	—	—	1
12	18	21	3	—
—	—	1	5	—
—	1	—	—	1
—	—	—	—	—
1,644	2,734	1,637	242	65
(1,213)	(1,568)	502	(54)	(28)

24,554	30,550	(3,587)	4,185	66
—	—	—	—	—
—	—	(1,250)	—	(45)
—	—	—	—	(26)
—	—	—	—	—
—	—	24	—	— *

19,196	47,574	76,126	6,926	1,439
—	—	(1,752)	—	—
—	—	—	—	(47)
—	—	—	—	(10)
—	—	—	—	—
43,750	78,124	69,561	11,111	1,377
$42,537	$76,556	$70,063	$11,057	$1,349

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	81

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Emerging Companies Fund		CCM Focused Growth Fund

	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$1,836	$3,967	$(379)	$(910)	$222	$615
Net realized gain (loss) on investments and options written	6,490	(438,090)	8,982	(62,029)	10,909	(44,721)
Capital contribution from Affiliate (see Note 8)	—	9,848	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written and contingent receivable from Letter of Credit	165,581	(88,156)	4,979	(4,217)	4,239	1,347
Net increase (decrease) resulting from investment operations	173,907	(512,431)	13,582	(67,156)	15,370	(42,759)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(295)	—	—	—	(51)	—
Class B	— **	—	—	—	—	—
Class C	— **	—	—	—	(7)	—
Class D	(1,114)	(85)	—	—	(20)	—
Class P	(51)	—	—	—	(3)	—
Institutional Class	(1,806)	(611)	—	—	(485)	(308)
Administrative Class	(1,084)	(171)	—	—	— **	—
Net realized gains
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(4,350)	(867)	—	—	(566)	(308)

Fund Share Transactions:
Net proceeds from the sale of shares	162,898	287,871	4,033	20,790	5,157	22,950
Issued in reinvestment of dividends and distributions	4,019	798	—	—	559	228
Cost of shares redeemed	(193,510)	(435,731)	(23,360)	(102,643)	(71,908)	(15,691)
Net increase (decrease) from Fund share transactions	(26,593)	(147,062)	(19,327)	(81,853)	(66,192)	7,487
Fund Redemption Fees	— **	31	— **	1	—	1
Total Increase (Decrease) in Net Assets	142,964	(660,329)	(5,745)	(149,008)	(51,388)	(35,579)

Net Assets:
Beginning of period	847,891	1,508,220	81,248	230,256	99,228	134,807
End of period*	$990,855	$847,891	$75,503	$81,248	$47,840	$99,228
* Including undistributed (dividends in excess of) net investment income of:	$598	$3,112	$(400)	$(21)	$62	$406
**	Less than $500.

82	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund		NACM Growth Fund		NACM Income & Growth Fund		NACM Mid-Cap Growth Fund		NFJ All-Cap Value Fund

Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009

$(200)	$(825)	$117	$215	$1,230	$1,261	$9	$20	$170	$615
53,425	(457,229)	807	(13,341)	2,308	919	262	(5,017)	77	(14,927)
—	10,539	—	—	—		—	—	—	—
92,182	(87,577)	6,179	258	7,635	(3,908)	823	(771)	4,748	3,211
145,407	(535,092)	7,103	(12,868)	11,173	(1,728)	1,094	(5,768)	4,995	(11,101)

—	—	(32)	(9)	(333)	(183)	(3)	—	(175)	(355)
—	—	— **	—	—	—	—	—	(35)	(91)
—	—	— **	—	(169)	(133)	— **	—	(97)	(240)
—	—	(3)	—	(37)	(3)	(2)	—	(58)	(108)
—	—	— **	—	(7)	(1)	— **	—	(22)	—
—	—	(186)	(78)	(724)	(1,593)	(21)	—	(79)	(82)
—	—	— **	—	—	—	—	—	—	(1)

—	—	—	—	(510)	(142)	—	—	—	—
—	—	—	—	(248)	(80)	—	—	—	—
—	—	—	—	(54)	(5)	—	—	—	—
—	—	—	—	(14)	—	—	—	—	—
—	—	—	—	(758)	(966)	—	(1)	—	—
—	—	(221)	(87)	(2,854)	(3,106)	(26)	(1)	(466)	(877)

87,184	233,936	5,972	33,355	35,373	31,282	1,194	2,120	3,064	10,459
—	—	216	86	2,455	2,885	26	1	386	725
(163,021)	(385,299)	(4,171)	(12,690)	(14,837)	(4,904)	(618)	(9,609)	(3,327)	(16,290)
(75,837)	(151,363)	2,017	20,751	22,991	29,263	602	(7,488)	123	(5,106)
1	8	—	—	—	—	—	—	—	2
69,571	(686,447)	8,899	7,796	31,310	24,429	1,670	(13,257)	4,652	(17,082)

734,916	1,421,363	32,329	24,533	47,050	22,621	3,965	17,222	16,499	33,581
$804,487	$734,916	$41,228	$32,329	$78,360	$47,050	$5,635	$3,965	$21,151	$16,499
$(276)	$(76)	$25	$129	$(27)	$13	$3	$20	$36	$332

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	83

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	NFJ Dividend Value Fund		NFJ Large-Cap Value Fund		NFJ Mid-Cap Value Fund

	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$123,972	$252,454	$14,063	$23,280	$99	$285
Net realized gain (loss) on investments, options written and foreign currency transactions	15,220	(2,881,259)	(52,966)	(401,825)	(97)	(5,437)
Net realized gain (loss) on investments in Affiliates	—	—	—	—	—	—
Capital Contribution from Affiliates (see Note 8)	—	50,151	—	—	—	—
Payments from Affiliates (see Note 10)	—	2	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, foreign currency transactions and contingent receivable from Letter of Credit	1,220,647	(326,845)	269,484	(3,353)	2,406	864
Net change in unrealized appreciation/depreciation of investments in Affiliates	—	—	—	—	—	—
Net increase (decrease) resulting from investment operations	1,359,839	(2,905,497)	230,581	(381,898)	2,408	(4,288)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(30,858)	(84,835)	(2,497)	(6,794)	(65)	(159)
Class B	(719)	(5,035)	(195)	(1,032)	—	—
Class C	(3,727)	(22,328)	(363)	(2,177)	(8)	(72)
Class D	(12,253)	(23,875)	(5,701)	(4,371)	(2)	(7)
Class R	(3,040)	(6,908)	(75)	(240)	—	—
Class P	(5,249)	(4,933)	(165)	(197)	(5)	—
Institutional Class	(41,324)	(69,631)	(3,388)	(6,854)	(9)	(41)
Administrative Class	(19,528)	(28,298)	(236)	(550)	—	—
Net realized capital gains
Class A	—	(136,161)	—	—	—	(159)
Class B	—	(10,722)	—	—	—	—
Class C	—	(46,503)	—	—	—	(105)
Class D	—	(30,705)	—	—	—	(6)
Class R	—	(10,988)	—	—	—	—
Class P	—	(2,051)	—	—	—	—
Institutional Class	—	(96,563)	—	—	—	(39)
Administrative Class	—	(39,134)	—	—	—	—
Total Dividends and Distributions to Shareholders	(116,698)	(618,670)	(12,620)	(22,215)	(89)	(588)

Fund Share Transactions:
Net proceeds from the sale of shares	1,055,067	4,308,279	302,115	609,807	1,827	5,502
Issued in reorganization	—	—	—	350,086	—	—
Issued in reinvestment of dividends and distributions	104,976	532,964	11,518	18,910	70	457
Cost of shares redeemed	(1,668,971)	(3,084,237)	(263,754)	(587,419)	(1,277)	(5,734)
Net increase (decrease) from Fund share transactions	(508,928)	1,757,006	49,879	391,384	620	225
Fund Redemption Fees	1	213	— **	11	—	—
Total Increase (Decrease) in Net Assets	734,214	(1,766,948)	267,840	(12,718)	2,939	(4,651)

Net Assets:
Beginning of period	6,102,247	7,869,195	1,027,811	1,040,529	7,003	11,654
End of period*	$6,836,461	$6,102,247	$1,295,651	$1,027,811	$9,942	$7,003
* Including undistributed (dividends in excess of) net investment income:	$20,643	$13,369	$2,669	$1,226	$21	$11
**	Less than $500.

84	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

NFJ Small-Cap Value Fund		OCC Growth Fund		OCC Opportunity Fund		OCC Target Fund		RCM Large-Cap Growth Fund

Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009

$72,912	$96,998	$243	$(860)	$(1,213)	$(1,236)	$(1,568)	$(3,726)	$502	$2,248
(23,122)	(694,482)	29,071	(126,279)	24,554	(67,940)	30,550	(187,108)	(4,837)	(46,989)
3,085	(111,548)	—	—	—	—	—	—	—	—
—	50,433	—	1,715	—	4,008	—	5,160	—	—
—	—	—	—	—	—	—	—	24	—
1,132,585	(462,136)	60,606	(11,643)	19,196	13,858	47,574	(58,078)	74,374	(46,709)
4,690	18,501	—	—	—	—	—	—	—	—
1,190,150	(1,102,234)	89,920	(137,067)	42,537	(51,310)	76,556	(243,752)	70,063	(91,450)

(37,839)	(26,946)	(146)	—	—	—	—	—	(157)	(129)
(1,312)	(533)	— **	—	—	—	—	—	(1)	—
(5,352)	(3,018)	— **	—	—	—	—	—	(1)	—
(3,543)	(1,672)	(28)	—	—	—	—	—	(87)	(40)
(1,239)	(844)	(14)	—	—	—	—	—	(3)	—
(1,444)	—	(13)	—	—	—	—	—	(16)	—
(43,914)	(26,067)	(99)	—	—	—	—	—	(1,726)	(1,698)
(21,319)	(11,356)	(12)	—	—	—	—	—	(110)	(75)

—	(154,361)	—	—	—	—	—	(12,536)	—	(847)
—	(13,239)	—	—	—	—	—	(1,497)	—	(117)
—	(38,497)	—	—	—	—	—	(29,152)	—	(144)
—	(6,584)	—	—	—	—	—	(68)	—	(471)
—	(5,369)	—	—	—	—	—	—	—	(75)
—	(1)	—	—	—	—	—	(1)	—	—
—	(121,856)	—	—	—	—	—	(777)	—	(5,032)
—	(60,906)	—	—	—	—	—	(13)	—	(328)
(115,962)	(471,249)	(312)	—	—	—	—	(44,044)	(2,101)	(8,956)

885,181	3,677,404	199,289	147,158	44,709	53,706	6,078	32,050	51,968	95,643
—	—	—	—	—	—	—	—	—	—
101,035	386,790	279	—	—	—	—	34,767	2,072	8,684
(1,177,876)	(1,589,927)	(58,142)	(116,274)	(33,726)	(52,024)	(31,891)	(90,526)	(41,878)	(141,280)
(191,660)	2,474,267	141,426	30,884	10,983	1,682	(25,813)	(23,709)	12,162	(36,953)
1	136	— **	4	—	—	—	3	—	11
882,529	900,920	231,034	(106,179)	53,520	(49,628)	50,743	(311,502)	80,124	(137,348)

5,201,110	4,300,190	453,949	560,128	197,313	246,941	282,836	594,338	333,446	470,794
$6,083,639	$5,201,110	$684,983	$453,949	$250,833	$197,313	$333,579	$282,836	$413,570	$333,446
$27,708	$70,758	$(103)	$(34)	$(1,224)	$(11)	$(384)	$1,184	$9	$1,608

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	85

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Mid-Cap Fund		RCM Strategic Growth Fund

	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(54)	$52	$(28)	$(15)
Net realized loss on investments, options written and securities sold short	4,185	(20,413)	(5)	(1,299)
Payments from Affiliates (see Note 10)	—	—	— **	—
Net change in unrealized appreciation/depreciation of investments, options written and securities sold short	6,926	95	1,382	17
Net increase (decrease) resulting from investment operations	11,057	(20,266)	1,349	(1,297)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	— **	—	—	—
Class B	— **	—	—	—
Class C	— **	—	—	—
Class D	(2)	—	—	—
Class R	— **	—	—	—
Institutional Class	(57)	—	—	—
Net realized capital gains
Class A	—	(9)	—	—
Class B	—	(4)	—	—
Class C	—	(5)	—	—
Class D	—	(2)	—	—
Institutional Class	—	(170)	—	—
Administrative Class	—	—	—	—
Total Dividends and Distributions to Shareholders	(59)	(190)	—	—

Fund Share Transactions:
Net proceeds from the sale of shares	11,784	10,290	4,900	1,669
Issued in reinvestment of dividends and distributions	56	183	—	—
Cost of shares redeemed	(10,716)	(22,597)	(1,240)	(1,089)
Net increase (decrease) from Fund share transactions	1,124	(12,124)	3,660	580
Fund Redemption Fees	—	—	—	— **
Total Increase (Decrease) in Net Assets	12,122	(32,580)	5,009	(717)

Net Assets:
Beginning of period	41,720	74,300	5,377	6,094
End of period*	$53,842	$41,720	$10,386	$5,377
* Including undistributed (dividends in excess of) net investment income:	$(71)	$42	$(27)	$1
**	Less than $500.

86	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

12.31.09	Allianz Funds Semiannual Report	87

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
CCM Capital Appreciation Fund
Class A
12/31/2009+	$11.91	$0.02	$2.47	$2.49	$(0.03)	$—
6/30/2009	18.14	0.04	(6.27)	(6.23)	— (b)	—
6/30/2008	21.00	0.02	(0.92)	(0.90)	(0.06)	(1.90)
6/30/2007	19.71	0.04	2.64	2.68	(0.02)	(1.37)
6/30/2006	17.93	0.04	1.74	1.78	— (b)	—
6/30/2005	16.28	0.08	1.64	1.72	(0.07)	—
Class B
12/31/2009+	$10.74	$(0.03)	$2.22	$2.19	$— (b)	$—
6/30/2009	16.48	(0.06)	(5.68)	(5.74)	— (b)	—
6/30/2008	19.33	(0.12)	(0.83)	(0.95)	— (b)	(1.90)
6/30/2007	18.35	(0.10)	2.45	2.35	— (b)	(1.37)
6/30/2006	16.82	(0.10)	1.63	1.53	— (b)	—
6/30/2005	15.34	(0.04)	1.53	1.49	(0.01)	—
Class C
12/31/2009+	$10.77	$(0.03)	$2.23	$2.20	$— (b)	$—
6/30/2009	16.53	(0.06)	(5.70)	(5.76)	— (b)	—
6/30/2008	19.37	(0.12)	(0.82)	(0.94)	— (b)	(1.90)
6/30/2007	18.39	(0.10)	2.45	2.35	— (b)	(1.37)
6/30/2006	16.85	(0.10)	1.64	1.54	— (b)	—
6/30/2005	15.37	(0.04)	1.54	1.50	(0.02)	—
Class D
12/31/2009+	$11.79	$0.02	$2.45	$2.47	$(0.08)	$—
6/30/2009	17.99	0.05	(6.23)	(6.18)	(0.02)	—
6/30/2008	20.85	0.02	(0.91)	(0.89)	(0.07)	(1.90)
6/30/2007	19.58	0.04	2.63	2.67	(0.03)	(1.37)
6/30/2006	17.83	0.04	1.73	1.77	(0.02)	—
6/30/2005	16.19	0.07	1.65	1.72	(0.08)	—
Class R
12/31/2009+	$11.90	$— (b)	$2.47	$2.47	$— (b)	$—
6/30/2009	18.17	0.01	(6.28)	(6.27)	— (b)	—
6/30/2008	21.04	(0.03)	(0.93)	(0.96)	(0.01)	(1.90)
6/30/2007	19.79	(0.01)	2.66	2.65	(0.03)	(1.37)
6/30/2006	18.07	(0.01)	1.75	1.74	(0.02)	—
6/30/2005	16.44	0.02	1.66	1.68	(0.05)	—
Class P
12/31/2009+	$12.33	$0.04	$2.56	$2.60	$(0.10)	$—
7/7/2008† - 6/30/2009	18.19	0.08	(5.91)	(5.83)	(0.03)	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.13 per share and the total return by 0.72%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.78 and (35.06)%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.12 per share and the total return by 0.73%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $10.62 and (35.56)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.12 per share and the total return by 0.72%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $10.65 and (35.53)%, respectively.

88	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.03)	$—	(b)	$14.37		20.90%		$150,839	1.10	%*	1.10	%*	0.28%*	49%
— (b)	—	(b)	11.91	(d)	(34.34	)(d)	157,543	1.11		1.11		0.26	154
(1.96)	—	(b)	18.14		(5.43)		399,869	1.09		1.09		0.08	134
(1.39)	—	(b)	21.00		14.18		448,379	1.08		1.08		0.21	150
— (b)	—	(b)	19.71		9.95		361,002	1.12		1.12		0.19	161
(0.07)	—		17.93		10.58		271,755	1.11		1.11		0.48	137

$— (b)	$—	(b)	$12.93		20.39%		$15,187	1.85	%*	1.85	%*	(0.47)%*	49%
— (b)	—	(b)	10.74	(e)	(34.83	)(e)	14,963	1.86		1.86		(0.49)	154
(1.90)	—	(b)	16.48		(6.17)		41,429	1.84		1.84		(0.66)	134
(1.37)	—	(b)	19.33		13.36		60,862	1.83		1.83		(0.52)	150
— (b)	—	(b)	18.35		9.10		75,309	1.87		1.87		(0.56)	161
(0.01)	—		16.82		9.74		67,785	1.86		1.86		(0.24)	137

$— (b)	$—	(b)	$12.97		20.43%		$59,351	1.85	%*	1.85	%*	(0.47)%*	49%
— (b)	—	(b)	10.77	(f)	(34.81	)(f)	55,445	1.86		1.86		(0.46)	154
(1.90)	—	(b)	16.53		(6.16)		113,744	1.84		1.84		(0.67)	134
(1.37)	—	(b)	19.37		13.33		134,475	1.83		1.83		(0.53)	150
— (b)	—	(b)	18.39		9.14		138,280	1.87		1.87		(0.56)	161
(0.02)	—		16.85		9.74		111,461	1.86		1.86		(0.24)	137

$(0.08)	$—	(b)	$14.18		20.96%		$202,158	1.10	%*	1.10	%*	0.31%*	49%
(0.02)	—	(b)	11.79	(g)	(34.36	)(g)	82,956	1.11		1.11		0.39	154
(1.97)	—	(b)	17.99		(5.44)		37,601	1.09		1.09		0.08	134
(1.40)	—	(b)	20.85		14.18		38,714	1.08		1.08		0.22	150
(0.02)	—	(b)	19.58		9.91		34,210	1.12		1.12		0.20	161
(0.08)	—		17.83		10.65		16,394	1.11		1.11		0.43	137

$— (b)	$—	(b)	$14.37		20.76%		$6,641	1.35	%*	1.35	%*	0.01%*	49%
— (b)	—	(b)	11.90	(h)	(34.51	)(h)	10,553	1.36		1.36		0.06	154
(1.91)	—	(b)	18.17		(5.68)		16,864	1.34		1.34		(0.16)	134
(1.40)	—	(b)	21.04		13.92		18,552	1.33		1.33		(0.04)	150
(0.02)	—	(b)	19.79		9.62		13,019	1.37		1.37		(0.05)	161
(0.05)	—		18.07		10.24		4,151	1.41	(c)	1.41	(c)	0.12	137

$(0.10)	$—	(b)	$14.83		21.09%		$7,871	0.82	%*	0.82	%*	0.57%*	49%
(0.03)	—	(b)	12.33	(i)	(32.04	)(i)	4,308	0.79	*	0.79	*	0.67 *	154
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.12 per share and the total return by 0.67%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.67 and (35.03)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.13 per share and the total return by 0.71%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.77 and (35.22)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.12 per share and the total return by 0.66%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $12.21 and (32.70)%, respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	89

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
CCM Capital Appreciation Fund (cont.)
Institutional Class
12/31/2009+	$12.36	$0.05	$2.56	$2.61	$(0.09)	$—
6/30/2009	18.79	0.10	(6.51)	(6.41)	(0.02)	—
6/30/2008	21.64	0.10	(0.95)	(0.85)	(0.10)	(1.90)
6/30/2007	20.22	0.12	2.73	2.85	(0.06)	(1.37)
6/30/2006	18.36	0.12	1.78	1.90	(0.04)	—
6/30/2005	16.63	0.16	1.67	1.83	(0.10)	—
Administrative Class
12/31/2009+	$11.98	$0.03	$2.48	$2.51	$(0.06)	$—
6/30/2009	18.22	0.06	(6.29)	(6.23)	(0.01)	—
6/30/2008	21.11	0.05	(0.92)	(0.87)	(0.12)	(1.90)
6/30/2007	19.78	0.07	2.66	2.73	(0.03)	(1.37)
6/30/2006	17.99	0.07	1.74	1.81	(0.02)	—
6/30/2005	16.32	0.11	1.64	1.75	(0.08)	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Capital contribution from Affiliate increased the end of year net asset value by $0.13 per share and the total return by 0.70%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $12.23 and (34.78)%, respectively.
(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.13 per share and the total return by 0.66%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.85 and (34.92)%, respectively.

90	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.09)	$—	(b)	$14.88		21.14%		$289,019	0.70	%*	0.70	%*	0.68	%*	49%
(0.02)	—	(b)	12.36	(c)	(34.08	)(c)	276,437	0.71		0.71		0.71		154
(2.00)	—	(b)	18.79		(5.05)		459,142	0.69		0.69		0.47		134
(1.43)	—	(b)	21.64		14.67		424,762	0.68		0.68		0.61		150
(0.04)	—	(b)	20.22		10.33		383,054	0.72		0.72		0.60		161
(0.10)	—		18.36		11.01		258,048	0.71		0.71		0.90		137

$(0.06)	$—	(b)	$14.43		21.07%		$259,789	0.95	%*	0.95	%*	0.43	%*	49%
(0.01)	—	(b)	11.98	(d)	(34.26	)(d)	245,686	0.96		0.96		0.45		154
(2.02)	—	(b)	18.22		(5.32)		439,571	0.93		0.93		0.24		134
(1.40)	—	(b)	21.11		14.37		518,562	0.93		0.93		0.37		150
(0.02)	—	(b)	19.78		10.09		459,715	0.97		0.97		0.35		161
(0.08)	—		17.99		10.75		287,845	0.96		0.96		0.66		137

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	91

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions to Shareholders from Net Realized Gains
CCM Emerging Companies Fund
Institutional Class
12/31/2009+	$12.44	$(0.06)	$2.29	$2.23	$—
6/30/2009	17.28	(0.08)	(4.76)	(4.84)	—
6/30/2008	23.21	(0.14)	(3.04)	(3.18)	(2.75)
6/30/2007	24.55	(0.11)	1.14	1.03	(2.37)
6/30/2006	23.27	(0.20)	3.40	3.20	(1.92)
6/30/2005	23.89	(0.18)	1.73	1.55	(2.17)
Administrative Class
12/31/2009+	$11.72	$(0.07)	$2.14	$2.07	$—
6/30/2009	16.32	(0.11)	(4.49)	(4.60)	—
6/30/2008	22.12	(0.19)	(2.86)	(3.05)	(2.75)
6/30/2007	23.57	(0.16)	1.08	0.92	(2.37)
6/30/2006	22.46	(0.25)	3.28	3.03	(1.92)
6/30/2005	23.20	(0.23)	1.66	1.43	(2.17)
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

92	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	(b)	$14.67	17.93%	$59,997	1.42	%*	1.52	%*	(0.85)%*	64%
—	(b)	12.44	(28.01)	67,382	1.42		1.42		(0.65)	142
—	(b)	17.28	(15.22)	206,444	1.50		1.50		(0.69)	140
—	(b)	23.21	4.71	420,835	1.51		1.51		(0.49)	188
—	(b)	24.55	14.08	597,208	1.52		1.52		(0.81)	155
—		23.27	6.82	597,547	1.51		1.51		(0.79)	144

$—	(b)	$13.79	17.66%	$15,506	1.67	%*	1.77	%*	(1.10)%*	64%
—	(b)	11.72	(28.19)	13,866	1.67		1.67		(0.91)	142
—	(b)	16.32	(15.43)	23,812	1.75		1.75		(0.95)	140
—	(b)	22.12	4.47	54,701	1.76		1.76		(0.74)	188
—	(b)	23.57	13.82	62,776	1.77		1.77		(1.06)	155
—		22.46	6.49	50,854	1.76		1.76		(1.05)	144

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	93

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
CCM Focused Growth Fund
Class A
12/31/2009+	$6.59	$0.01	$1.22	$1.23	$(0.09)	$—
6/30/2009	9.67	0.02	(3.10)	(3.08)	— (b)	—
6/30/2008	10.47	(0.01)	(0.78)	(0.79)	(0.01)	—	(b)
7/05/2006† - 6/30/2007	9.30	(0.02)	1.36	1.34	(0.03)	(0.14)
Class C
12/31/2009+	$6.46	$(0.02)	$1.20	$1.18	$(0.02)	$—
6/30/2009	9.55	(0.03)	(3.06)	(3.09)	— (b)	—
6/30/2008	10.42	(0.09)	(0.78)	(0.87)	— (b)	—	(b)
7/05/2006† - 6/30/2007	9.30	(0.09)	1.36	1.27	(0.01)	(0.14)
Class D
12/31/2009+	$6.59	$0.01	$1.23	$1.24	$(0.10)	$—
6/30/2009	9.67	0.02	(3.10)	(3.08)	— (b)	—
6/30/2008	10.47	(0.01)	(0.79)	(0.80)	— (b)	—	(b)
7/5/2006† - 6/30/2007	9.30	(0.01)	1.36	1.35	(0.04)	(0.14)
Class P
12/31/2009+	$6.61	$0.02	$1.23	$1.25	$(0.12)	$—
7/7/2008† - 6/30/2009	9.44	0.04	(2.83)	(2.79)	(0.04)	—
Institutional Class
12/31/2009+	$6.65	$0.02	$1.24	$1.26	$(0.10)	$—
6/30/2009	9.75	0.05	(3.13)	(3.08)	(0.02)	—
6/30/2008	10.54	0.03	(0.80)	(0.77)	(0.02)	—	(b)
6/30/2007	9.34	0.03	1.33	1.36	(0.02)	(0.14)
6/30/2006	7.82	0.04	1.50	1.54	(0.02)	—
6/30/2005	6.94	0.02	0.86	0.88	—	—
Administrative Class
12/31/2009+	$6.62	$0.01	$1.24	$1.25	$(0.10)	$—
6/30/2009	9.71	0.03	(3.12)	(3.09)	— (b)	—
6/30/2008	10.50	— (b)	(0.79)	(0.79)	— (b)	—	(b)
9/15/2006† - 6/30/2007	9.14	0.01	1.52	1.53	(0.03)	(0.14)
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than 0.005%.

94	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.09)	$—		$7.73	18.73%	$4,408	1.11	%*	0.22	%*	63%
— (b)	—	(b)	6.59	(31.85)	4,803	1.11		0.26		156
(0.01)	—	(b)	9.67	(7.55)	7,418	1.12		(0.13)		143
(0.17)	—		10.47	14.60	1,704	1.11	*	(0.23	)*	106

$(0.02)	$—		$7.62	18.33%	$2,031	1.86	%*	(0.53	)%*	63%
— (b)	—	(b)	6.46	(32.34)	2,343	1.86		(0.48)		156
— (b)	—	(b)	9.55	(8.30)	2,706	1.86		(0.89)		143
(0.15)	—		10.42	13.81	1,351	1.86	*	(0.91	)*	106

$(0.10)	$—		$7.73	18.77%	$1,581	1.11	%*	0.25	%*	63%
— (b)	—	(b)	6.59	(31.85)	1,271	1.11		0.28		156
— (b)	—	(b)	9.67	(7.61)	1,811	1.12		(0.13)		143
(0.18)	—	(b)	10.47	14.16	1,225	1.11	*	(0.06	)*	106

$(0.12)	$—		$7.74	19.01%	$181	0.83	%*	0.55	%*	63%
(0.04)	—	(b)	6.61	(29.52)	82	0.80	*	0.53	*	156

$(0.10)	$—		$7.81	18.92%	$39,630	0.72	%*	0.58	%*	63%
(0.02)	—	(b)	6.65	(31.54)	90,722	0.71		0.67		156
(0.02)	—	(b)	9.75	(7.30)	122,861	0.72		0.30		143
(0.16)	—		10.54	14.72	50,850	0.71		0.30		106
(0.02)	—	(b)	9.34	19.68	4,600	0.73		0.48		153
—	—		7.82	12.79	3,457	0.71		0.24		123

$(0.10)	$—		$7.77	18.97%	$9	0.98	%*	0.37	%*	63%
— (b)	—	(b)	6.62	(31.80)	7	0.97		0.40		156
— (b)	—	(b)	9.71	(7.49)	11	0.96		—	(c)	143
(0.17)	—		10.50	16.96	12	0.96	*	0.13	*	106

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	95

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
CCM Mid-Cap Fund
Class A
12/31/2009+	$15.57	$(0.02)	$3.23	$3.21	$—	$—
6/30/2009	25.56	(0.03)	(9.96)	(9.99)	—	—
6/30/2008	28.34	(0.07)	0.36	0.29	—	(3.07)
6/30/2007	27.57	(0.01)	3.65	3.64	—	(2.87)
6/30/2006	24.47	(0.02)	3.12	3.10	—	—
6/30/2005	21.26	(0.02)	3.23	3.21	—	—
Class B
12/31/2009+	$13.91	$(0.07)	$2.87	$2.80	$—	$—
6/30/2009	23.00	(0.15)	(8.94)	(9.09)	—	—
6/30/2008	25.97	(0.25)	0.35	0.10	—	(3.07)
6/30/2007	25.68	(0.19)	3.35	3.16	—	(2.87)
6/30/2006	22.96	(0.20)	2.92	2.72	—	—
6/30/2005	20.10	(0.17)	3.03	2.86	—	—
Class C
12/31/2009+	$13.91	$(0.07)	$2.88	$2.81	$—	$—
6/30/2009	23.01	(0.15)	(8.95)	(9.10)	—	—
6/30/2008	25.99	(0.25)	0.34	0.09	—	(3.07)
6/30/2007	25.69	(0.20)	3.37	3.17	—	(2.87)
6/30/2006	22.97	(0.20)	2.92	2.72	—	—
6/30/2005	20.11	(0.17)	3.03	2.86	—	—
Class D
12/31/2009+	$15.69	$(0.02)	$3.25	$3.23	$—	$—
6/30/2009	25.75	(0.07)	(9.99)	(10.06)	—	—
6/30/2008	28.53	(0.10)	0.39	0.29	—	(3.07)
6/30/2007	27.73	(0.01)	3.68	3.67	—	(2.87)
6/30/2006	24.61	(0.01)	3.13	3.12	—	—
6/30/2005	21.38	(0.02)	3.25	3.23	—	—
Class R
12/31/2009+	$15.61	$(0.04)	$3.23	$3.19	$—	$—
6/30/2009	25.67	(0.07)	(9.99)	(10.06)	—	—
6/30/2008	28.52	(0.14)	0.36	0.22	—	(3.07)
6/30/2007	27.79	(0.08)	3.68	3.60	—	(2.87)
6/30/2006	24.73	(0.08)	3.14	3.06	—	—
6/30/2005	21.56	(0.08)	3.25	3.17	—	—
Class P
12/31/2009+	$16.42	$0.01	$3.41	$3.42	$—	$—
7/7/2008† - 6/30/2009	25.53	0.02	(9.13)	(9.11)	—	—
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.55 and 12.60%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.66 and 11.78%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.67 and 11.77%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.71 and 12.61%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.77 and 12.31%, respectively.

96	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	(b)	$18.78		20.62%		$192,152	1.10	%*	1.10	%*	(0.18)%*	58%
—	—	(b)	15.57	(i)	(39.08	)(i)	175,461	1.11		1.11		(0.20)	148
(3.07)	—	(b)	25.56		0.31		307,962	1.09		1.09		(0.28)	149
(2.87)	—	(b)	28.34		14.52		334,271	1.09		1.09		(0.05)	164
—	—	(b)	27.57	(d)	12.67	(d)	353,019	1.11		1.11		(0.06)	174
—	—		24.47		15.10		209,885	1.11		1.11		(0.08)	140

$—	$—	(b)	$16.71		20.13%		$18,037	1.85	%*	1.85	%*	(0.93)%*	58%
—	—	(b)	13.91	(j)	(39.52	)(j)	17,882	1.86		1.86		(0.98)	148
(3.07)	—	(b)	23.00		(0.44)		47,947	1.84		1.84		(1.02)	149
(2.87)	—	(b)	25.97		13.67		64,763	1.84		1.84		(0.79)	164
—	—	(b)	25.68	(e)	11.85	(e)	85,023	1.86		1.86		(0.81)	174
—	—		22.96		14.23		61,076	1.86		1.86		(0.84)	140

$—	$—	(b)	$16.72		20.20%		$44,673	1.85	%*	1.85	%*	(0.93)%*	58%
—	—	(b)	13.91	(k)	(39.55	)(k)	41,542	1.86		1.86		(0.96)	148
(3.07)	—	(b)	23.01		(0.48)		86,421	1.84		1.84		(1.02)	149
(2.87)	—	(b)	25.99		13.71		102,361	1.84		1.84		(0.80)	164
—	—	(b)	25.69	(f)	11.84	(f)	122,217	1.86		1.86		(0.80)	174
—	—		22.97		14.22		88,789	1.86		1.86		(0.83)	140

$—	$—	(b)	$18.92		20.59%		$15,804	1.11	%*	1.11	%*	(0.20)%*	58%
—	—	(b)	15.69	(l)	(39.07	)(l)	22,739	1.11		1.11		(0.34)	148
(3.07)	—	(b)	25.75		0.31		193,222	1.09		1.09		(0.38)	149
(2.87)	—	(b)	28.53		14.55		27,561	1.09		1.09		(0.05)	164
—	—	(b)	27.73	(g)	12.68	(g)	30,758	1.11		1.11		(0.04)	174
—	—		24.61		15.11		60,353	1.11		1.11		(0.07)	140

$—	$—	(b)	$18.80		20.43%		$25,434	1.35	%*	1.35	%*	(0.43)%*	58%
—	—	(b)	15.61	(m)	(39.19	)(m)	32,069	1.36		1.36		(0.43)	148
(3.07)	—	(b)	25.67		0.04		48,771	1.34		1.34		(0.52)	149
(2.87)	—	(b)	28.52		14.25		47,308	1.34		1.34		(0.31)	164
—	—	(b)	27.79	(h)	12.37	(h)	40,579	1.36		1.36		(0.31)	174
—	—		24.73		14.70		17,826	1.42	(c)	1.42	(c)	(0.33)	140

$—	$—	(b)	$19.84		20.83%		$3,554	0.82	%*	0.82	%*	0.11%*	58%
—	—	(b)	16.42	(n)	(35.68	)(n)	3,099	0.80	*	0.80	*	0.12 *	148
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 0.83%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.36 and (39.91)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.19 per share and the total return by 0.83%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.72 and (40.35)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.19 per share and the total return by 0.82%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.72 and (40.37)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.93%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.45 and (40.00)%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 0.82%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.40 and (40.01)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 0.79%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $16.22 and (36.47)%, respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	97

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)			Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
CCM Mid-Cap Fund (cont.)
Institutional Class
12/31/2009+	$16.44		$0.02		$3.40	$3.42	$—	$—
6/30/2009	26.87		0.04		(10.47)	(10.43)	—	—
6/30/2008	29.54		0.04		0.36	0.40	—	(3.07)
6/30/2007	28.50		0.10		3.81	3.91	—	(2.87)
6/30/2006	25.20		0.10		3.20	3.30	—	—
6/30/2005	21.80		0.07		3.33	3.40	—	—
Administrative Class
12/31/2009+	$15.88	$	(—	)(b)	$3.28	$3.28	$—	$—
6/30/2009	26.02		(0.01)		(10.13)	(10.14)	—	—
6/30/2008	28.76		(0.03)		0.36	0.33	—	(3.07)
6/30/2007	27.89		0.03		3.71	3.74	—	(2.87)
6/30/2006	24.71		0.02		3.16	3.18	—	—
6/30/2005	21.44		0.02		3.25	3.27	—	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $28.48 and 13.04%, respectively.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.87 and 12.81%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.22 per share and the total return by 0.82%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $16.22 and (39.64)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 0.81%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.67 and (39.78)%, respectively.

98	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$—	(b)	$19.86		20.80%		$339,011	0.70	%*	0.70	%*	0.22	%*	58%
—	—	(b)	16.44	(e)	(38.82	)(e)	312,484	0.71		0.71		0.21		148
(3.07)	—	(b)	26.87		0.69		522,366	0.69		0.69		0.12		149
(2.87)	—	(b)	29.54		15.02		482,027	0.69		0.69		0.35		164
—	—	(b)	28.50	(c)	13.10	(c)	470,705	0.71		0.71		0.35		174
—	—		25.20		15.60		271,735	0.71		0.71		0.31		140

$—	$—	(b)	$19.16		20.65%		$165,822	0.95	%*	0.95	%*	(0.02	)%*	58%
—	—	(b)	15.88	(f)	(38.97	)(f)	129,640	0.96		0.96		(0.04)		148
(3.07)	—	(b)	26.02		0.45		214,673	0.94		0.94		(0.11)		149
(2.87)	—	(b)	28.76		14.73		278,073	0.94		0.94		0.11		164
—	—	(b)	27.89	(d)	12.87	(d)	304,305	0.96		0.96		0.09		174
—	—		24.71		15.25		260,340	0.96		0.96		0.07		140

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	99

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NACM Growth Fund
Class A
12/31/2009+	$10.02	$0.03	$2.10	$2.13	$(0.05)	$—
6/30/2009	14.09	0.07	(4.13)	(4.06)	(0.01)	— (b)
6/30/2008	15.20	— (b)	(0.78)	(0.78)	—	(0.33)
6/30/2007	12.89	0.02	2.63	2.65	—	(0.34)
6/30/2006	12.72	0.01	1.17	1.18	—	(1.01)
6/30/2005	11.94	0.01	1.06	1.07	—	(0.29)
Class B
12/31/2009+	$9.48	$(0.01)	$1.97	$1.96	$— (b)	$—
6/30/2009	13.41	(0.01)	(3.92)	(3.93)	— (b)	— (b)
6/30/2008	14.59	(0.10)	(0.75)	(0.85)	—	(0.33)
6/30/2007	12.47	(0.09)	2.55	2.46	—	(0.34)
6/30/2006	12.44	(0.09)	1.13	1.04	—	(1.01)
6/30/2005	11.76	(0.08)	1.05	0.97	—	(0.29)
Class C
12/31/2009+	$9.48	$(0.01)	$1.98	$1.97	$— (b)	$—
6/30/2009	13.41	(0.01)	(3.92)	(3.93)	— (b)	— (b)
6/30/2008	14.58	(0.11)	(0.73)	(0.84)	—	(0.33)
6/30/2007	12.47	(0.10)	2.55	2.45	—	(0.34)
6/30/2006	12.43	(0.08)	1.13	1.05	—	(1.01)
6/30/2005	11.76	(0.08)	1.04	0.96	—	(0.29)
Class D
12/31/2009+	$10.02	$0.03	$2.10	$2.13	$(0.06)	$—
6/30/2009	14.07	0.07	(4.12)	(4.05)	— (b)	— (b)
6/30/2008	15.18	— (b)	(0.78)	(0.78)	—	(0.33)
6/30/2007	12.88	0.02	2.62	2.64	—	(0.34)
6/30/2006	12.72	0.01	1.16	1.17	—	(1.01)
6/30/2005	11.93	0.01	1.07	1.08	—	(0.29)
Class P
12/31/2009+	$10.28	$0.05	$2.16	$2.21	$(0.09)	$—
7/7/2008† - 6/30/2009	14.23	0.11	(4.01)	(3.90)	(0.05)	— (b)
Institutional Class
12/31/2009+	$10.29	$0.05	$2.16	$2.21	$(0.09)	$—
6/30/2009	14.47	0.11	(4.24)	(4.13)	(0.05)	— (b)
6/30/2008	15.54	0.07	(0.81)	(0.74)	—	(0.33)
6/30/2007	13.12	0.07	2.69	2.76	—	(0.34)
6/30/2006	12.89	0.06	1.18	1.24	—	(1.01)
6/30/2005	12.04	0.07	1.07	1.14	—	(0.29)
Administrative Class
12/31/2009+	$10.13	$0.04	$2.13	$2.17	$(0.07)	$—
6/30/2009	14.24	0.08	(4.17)	(4.09)	(0.02)	— (b)
6/30/2008	15.33	0.03	(0.79)	(0.76)	—	(0.33)
6/30/2007	12.98	0.04	2.65	2.69	—	(0.34)
6/30/2006	12.79	0.03	1.17	1.20	—	(1.01)
6/30/2005	11.98	0.04	1.06	1.10	—	(0.29)
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

100	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.05)	$—		$12.10	21.28%	$7,346	1.16	%*	0.53%*	67%
(0.01)	—	(b)	10.02	(28.78)	6,453	1.18		0.64	138
(0.33)	—	(b)	14.09	(5.41)	9,115	1.17		0.03	105
(0.34)	—	(b)	15.20	20.79	9,411	1.17		0.12	168
(1.01)	—	(b)	12.89	9.46	945	1.16	(e)	0.07	152
(0.29)	—		12.72	8.95	587	1.23	(c)	0.10	274

$— (b)	$—		$11.44	20.67%	$3,767	1.91	%*	(0.23)%*	67%
— (b)	—	(b)	9.48	(29.30)	3,481	1.93		(0.12)	138
(0.33)	—	(b)	13.41	(6.12)	7,634	1.92		(0.71)	105
(0.34)	—	(b)	14.59	19.96	6,483	1.93		(0.65)	168
(1.01)	—	(b)	12.47	8.50	1,560	1.91	(f)	(0.68)	152
(0.29)	—		12.44	8.23	1,400	1.97	(c)	(0.64)	274

$— (b)	$—		$11.45	20.78%	$3,653	1.91	%*	(0.23)%*	67%
— (b)	—	(b)	9.48	(29.30)	3,257	1.93		(0.12)	138
(0.33)	—	(b)	13.41	(6.05)	6,161	1.92		(0.73)	105
(0.34)	—	(b)	14.58	19.88	6,923	1.93		(0.69)	168
(1.01)	—	(b)	12.47	8.60	918	1.91	(f)	(0.65)	152
(0.29)	—		12.43	8.15	486	1.98	(c)	(0.66)	274

$(0.06)	$—		$12.09	21.23%	$661	1.16	%*	0.53%*	67%
— (b)	—	(b)	10.02	(28.78)	507	1.18		0.64	138
(0.33)	—	(b)	14.07	(5.41)	910	1.17		0.03	105
(0.34)	—	(b)	15.18	20.73	1,019	1.17		0.12	168
(1.01)	—	(b)	12.88	9.37	17	1.16	(e)	0.09	152
(0.29)	—		12.72	9.05	13	1.23	(c)	0.12	274

$(0.09)	$—		$12.40	21.48%	$27	0.88	%*	0.78%*	67%
(0.05)	—	(b)	10.28	(27.37)	24	0.88	*	1.01 *	138

$(0.09)	$—		$12.41	21.51%	$25,760	0.78	%*	0.92%*	67%
(0.05)	—	(b)	10.29	(28.50)	18,595	0.78		1.04	138
(0.33)	—	(b)	14.47	(5.02)	696	0.77		0.43	105
(0.34)	—	(b)	15.54	21.27	688	0.78		0.51	168
(1.01)	—	(b)	13.12	9.81	567	0.76	(g)	0.43	152
(0.29)	—		12.89	9.47	1,202	0.80	(d)	0.55	274

$(0.07)	$—		$12.23	21.39%	$14	1.03	%*	0.66%*	67%
(0.02)	—	(b)	10.13	(28.68)	12	1.03		0.79	138
(0.33)	—	(b)	14.24	(5.23)	17	1.01		0.18	105
(0.34)	—	(b)	15.33	20.96	18	1.03		0.26	168
(1.01)	—	(b)	12.98	9.56	15	1.01	(h)	0.22	152
(0.29)	—		12.79	9.18	13	1.05	(d)	0.30	274
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.92%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 0.77%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.02%.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	101

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NACM Income & Growth Fund
Class A
12/31/2009+	$10.22	$0.23	$1.62	$1.85	$(0.05)	$(0.12)
6/30/2009	13.87	0.50	(2.71)	(2.21)	(0.88)	(0.56)
6/30/2008	15.54	0.74	(1.08)	(0.34)	(0.65)	(0.68)
2/28/2007† - 6/30/2007	15.00	0.28	0.51	0.79	(0.22)	(0.03)
Class C
12/31/2009+	$10.14	$0.18	$1.63	$1.81	$(0.08)	$(0.12)
6/30/2009	13.82	0.43	(2.73)	(2.30)	(0.82)	(0.56)
6/30/2008	15.51	0.63	(1.09)	(0.46)	(0.55)	(0.68)
2/28/2007† - 6/30/2007	15.00	0.27	0.48	0.75	(0.21)	(0.03)
Class D
12/31/2009+	$10.27	$0.23	$1.64	$1.87	$(0.09)	$(0.12)
6/30/2009	13.95	0.47	(2.71)	(2.24)	(0.88)	(0.56)
6/30/2008	15.55	0.72	(1.06)	(0.34)	(0.58)	(0.68)
2/28/2007† - 6/30/2007	15.00	0.23	0.55	0.78	(0.20)	(0.03)
Class P
12/31/2009+	$10.27	$0.24	$1.64	$1.88	$(0.09)	$(0.12)
7/7/2008† - 6/30/2009	13.73	0.58	(2.58)	(2.00)	(0.90)	(0.56)
Institutional Class
12/31/2009+	$10.27	$0.25	$1.63	$1.88	$(0.08)	$(0.12)
6/30/2009	13.93	0.58	(2.77)	(2.19)	(0.91)	(0.56)
6/30/2008	15.57	0.79	(1.08)	(0.29)	(0.67)	(0.68)
2/28/2007† - 6/30/2007	15.00	0.25	0.56	0.81	(0.21)	(0.03)
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.
(d)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.40%

102	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.17)	$—		$11.90	21.91%	$27,858	1.32	%*	3.96	%*	98%
(1.44)	—	(b)	10.22	(14.38)	13,246	1.30		4.99		159
(1.33)	—		13.87	(2.46)	1,176	1.31		4.97		152
(0.25)	—		15.54	5.19	246	1.33	*	5.40	*	127

$(0.20)	$—		$11.75	21.35%	$15,915	2.06	%*	3.24	%*	98%
(1.38)	—	(b)	10.14	(14.97)	4,416	2.05		4.47		159
(1.23)	—		13.82	(3.21)	808	2.06		4.25		152
(0.24)	—		15.51	4.94	195	2.06	*	5.27	*	127

$(0.21)	$—		$11.93	21.78%	$2,316	1.32	%*	3.98	%*	98%
(1.44)	—	(b)	10.27	(14.36)	491	1.28		4.56		159
(1.26)	—		13.95	2.35	11	1.31		4.79		152
(0.23)	—	(b)	15.55	5.08	15	1.31	*(c)	4.52	*	127

$(0.21)	$—		$11.94	22.09%	$812	1.04	%*	4.17	%*	98%
(1.46)	—		10.27	(12.86)	44	1.01	*	5.73	*	159

$(0.20)	$—		$11.95	22.13%	$31,459	0.94	%*	4.37	%*	98%
(1.47)	—	(b)	10.27	(14.03)	28,853	0.92		5.68		159
(1.35)	—		13.93	(2.03)	20,626	0.92		5.22		152
(0.24)	—		15.57	5.29	21,080	0.91	*(d)	4.94	*	127

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	103

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NACM Mid-Cap Growth Fund
Class A
12/31/2009+	$8.33	$0.01	$2.04	$2.05	$(0.05)	$—
6/30/2009	11.87	0.01	(3.55)	(3.54)	—	—	(b)
7/30/2007† - 06/30/2008	12.55	(0.03)	(0.41)	(0.44)	—	(0.24)
Class C
12/31/2009+	$8.21	$(0.04)	$2.03	$1.99	$— (b)	$—
6/30/2009	11.79	(0.05)	(3.53)	(3.58)	—	—	(b)
7/30/2007† - 06/30/2008	12.55	(0.12)	(0.40)	(0.52)	—	(0.24)
Class D
12/31/2009+	$8.33	$0.01	$2.04	$2.05	$(0.06)	$—
6/30/2009	11.87	0.02	(3.56)	(3.54)	—	—	(b)
7/30/2007† - 6/30/2008	12.55	(0.04)	(0.40)	(0.44)	—	(0.24)
Class P
12/31/2009+	$8.38	$0.01	$2.06	$2.07	$(0.04)	$—
7/7/2008† - 6/30/2009	11.33	0.02	(2.97)	(2.95)	—	—	(b)
Institutional Class
12/31/2009+	$8.39	$0.02	$2.06	$2.08	$(0.05)	$—
6/30/2009	11.91	0.02	(3.54)	(3.52)	—	—	(b)
7/30/2007† - 6/30/2008	14.37	0.01	(2.23)	(2.22)	—	(0.24)
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

104	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.05)	$10.33	24.60%	$732	1.34	%*	0.15	%*	63%
— (b)	8.33	(29.81)	237	1.36		0.12		127
(0.24)	11.87	(3.62)	104	1.37	*	(0.27	)*	215

$— (b)	$10.20	24.24%	$201	2.08	%*	(0.78	)%*	63%
— (b)	8.21	(30.35)	174	2.10		(0.65)		127
(0.24)	11.79	(4.27)	10	2.10	*	(1.08	)*	215

$(0.06)	$10.32	24.57%	$308	1.32	%*	0.30	%*	63%
— (b)	8.33	(29.81)	38	1.34		0.24		127
(0.24)	11.87	(3.62)	14	1.35	*	(0.32	)*	215

$(0.04)	$10.41	24.75%	$9	1.05	%*	0.31	%*	63%
— (b)	8.38	(26.03)	7	1.08	*	0.29	*	127

$(0.05)	$10.42	24.78%	$4,385	0.96	%*	0.40	%*	63%
— (b)	8.39	(29.54)	3,509	0.98		0.26		127
(0.24)	11.91	(5.94)	17,094	1.09	*	0.05	*	215

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	105

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ All-Cap Value Fund
Class A
12/31/2009+	$6.97	$0.08	$2.04	$2.12	$(0.22)	$—
6/30/2009	11.35	0.25	(4.20)	(3.95)	(0.43)	—
6/30/2008	20.03	0.34	(4.19)	(3.85)	(0.31)	(4.52)
6/30/2007	17.36	0.26	2.97	3.23	(0.16)	(0.40)
6/30/2006	15.76	0.15	2.13	2.28	(0.03)	(0.65)
6/30/2005	15.24	0.10	1.23	1.33	—	(0.83)
Class B
12/31/2009+	$6.75	$0.05	$1.98	$2.03	$(0.16)	$—
6/30/2009	10.93	0.20	(4.05)	(3.85)	(0.33)	—
6/30/2008	19.45	0.21	(4.06)	(3.85)	(0.15)	(4.52)
6/30/2007	16.90	0.11	2.89	3.00	(0.05)	(0.40)
6/30/2006	15.45	0.02	2.08	2.10	— (b)	(0.65)
6/30/2005	15.06	(0.01)	1.21	1.20	—	(0.83)
Class C
12/31/2009+	$6.69	$0.05	$1.95	$2.00	$(0.16)	$—
6/30/2009	10.91	0.19	(4.04)	(3.85)	(0.37)	—
6/30/2008	19.45	0.22	(4.05)	(3.83)	(0.19)	(4.52)
6/30/2007	16.90	0.11	2.89	3.00	(0.05)	(0.40)
6/30/2006	15.45	0.02	2.08	2.10	— (b)	(0.65)
6/30/2005	15.06	(0.01)	1.21	1.20	—	(0.83)
Class D
12/31/2009+	$7.05	$0.08	$2.07	$2.15	$(0.22)	$—
6/30/2009	11.44	0.26	(4.23)	(3.97)	(0.42)	—
6/30/2008	20.06	0.33	(4.20)	(3.87)	(0.23)	(4.52)
6/30/2007	17.41	0.25	2.98	3.23	(0.18)	(0.40)
6/30/2006	15.81	0.14	2.16	2.30	(0.05)	(0.65)
6/30/2005	15.29	0.09	1.24	1.33	—	(0.83)
Class P
12/31/2009+	$7.12	$0.09	$2.08	$2.17	$(0.25)	$—
7/7/2008† - 6/30/2009	11.23	0.40	(4.02)	(3.62)	(0.49)	—
Institutional Class
12/31/2009+	$7.22	$0.10	$2.12	$2.22	$(0.25)	$—
6/30/2009	11.62	0.30	(4.30)	(4.00)	(0.40)	—
6/30/2008	20.32	0.42	(4.29)	(3.87)	(0.31)	(4.52)
6/30/2007	17.61	0.32	3.02	3.34	(0.23)	(0.40)
6/30/2006	15.97	0.22	2.16	2.38	(0.09)	(0.65)
6/30/2005	15.36	0.21	1.22	1.43	—	(0.83)
Administrative Class
12/31/2009+	$7.19	$0.09	$2.10	$2.19	$(0.23)	$—
6/30/2009	11.67	0.28	(4.32)	(4.04)	(0.44)	—
6/30/2008	20.21	0.41	(4.31)	(3.90)	(0.12)	(4.52)
6/30/2007	17.52	0.28	3.00	3.28	(0.19)	(0.40)
6/30/2006	15.87	0.18	2.15	2.33	(0.03)	(0.65)
6/30/2005	15.31	0.13	1.25	1.38	—	(0.83)
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

106	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.22)	$—		$8.87	30.41%	$7,745	1.32	%*	1.95	%*	13%
(0.43)	—	(b)	6.97	(34.71)	5,612	1.33		3.27		71
(4.83)	—	(b)	11.35	(22.71)	9,301	1.31		2.31		47
(0.56)	—	(b)	20.03	18.76	8,636	1.33		1.36		122
(0.68)	—	(b)	17.36	14.70	4,452	1.32	(e)	0.90		55
(0.83)	0.02		15.76	8.77	2,696	1.38	(c)	0.61		150

$(0.16)	$—		$8.62	30.05%	$2,005	2.07	%*	1.17	%*	13%
(0.33)	—	(b)	6.75	(35.18)	1,682	2.08		2.54		71
(4.67)	—	(b)	10.93	(23.35)	3,483	2.06		1.45		47
(0.45)	—	(b)	19.45	17.89	6,174	2.08		0.60		122
(0.65)	—	(b)	16.90	13.78	4,515	2.07	(f)	0.15		55
(0.83)	0.02		15.45	7.99	2,657	2.12	(c)	(0.07)		150

$(0.16)	$—		$8.53	29.95%	$5,345	2.07	%*	1.16	%*	13%
(0.37)	—	(b)	6.69	(35.26)	4,366	2.08		2.57		71
(4.71)	—	(b)	10.91	(23.27)	6,571	2.06		1.51		47
(0.45)	—	(b)	19.45	17.86	8,359	2.08		0.61		122
(0.65)	—	(b)	16.90	13.78	5,727	2.07	(f)	0.14		55
(0.83)	0.02		15.45	7.99	5,155	2.12	(c)	(0.08)		150

$(0.22)	$—		$8.98	30.53%	$2,261	1.32	%*	1.94	%*	13%
(0.42)	—	(b)	7.05	(34.71)	1,794	1.33		3.26		71
(4.75)	—	(b)	11.44	(22.71)	3,722	1.31		2.13		47
(0.58)	—	(b)	20.06	18.69	9,566	1.33		1.33		122
(0.70)	—	(b)	17.41	14.74	2,947	1.32	(e)	0.80		55
(0.83)	0.02		15.81	8.74	216	1.37	(c)	0.54		150

$(0.25)	$—		$9.04	30.50%	$845	1.04	%*	2.19	%*	13%
(0.49)	—	(b)	7.12	(32.14)	711	0.99	*	5.56	*	71

$(0.25)	$—		$9.19	30.76%	$2,934	0.94	%*	2.30	%*	13%
(0.40)	—	(b)	7.22	(34.36)	2,322	0.93		3.38		71
(4.83)	—	(b)	11.62	(22.41)	10,486	0.91		2.73		47
(0.63)	—	(b)	20.32	19.14	11,196	0.92		1.69		122
(0.74)	—	(b)	17.61	15.13	32,059	0.91	(g)	1.29		55
(0.83)	0.01		15.97	9.30	29,288	0.91	(d)	1.34		150

$(0.23)	$—		$9.15	30.50%	$16	1.19	%*	2.07	%*	13%
(0.44)	—	(b)	7.19	(34.53)	12	1.18		3.47		71
(4.64)	—	(b)	11.67	(22.60)	18	1.16		2.37		47
(0.59)	—	(b)	20.21	18.86	24	1.18		1.50		122
(0.68)	—	(b)	17.52	14.90	20	1.16	(h)	1.03		55
(0.83)	0.01		15.87	8.99	18	1.20	(d)	0.81		150
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(e)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(f)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.08%.
(g)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.92%.
(h)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	107

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ Dividend Value Fund
Class A
12/31/2009+	$8.59	$0.18	$1.77	$1.95	$(0.17)	$—
6/30/2009	14.62	0.40	(5.42)	(5.02)	(0.38)	(0.63)
6/30/2008	18.33	0.41	(2.80)	(2.39)	(0.41)	(0.91)
6/30/2007	15.35	0.39	3.21	3.60	(0.33)	(0.29)
6/30/2006	13.71	0.37	1.88	2.25	(0.39)	(0.22)
6/30/2005	12.48	0.30	1.37	1.67	(0.29)	(0.15)
Class B
12/31/2009+	$8.59	$0.14	$1.77	$1.91	$(0.06)	$—
6/30/2009	14.61	0.32	(5.41)	(5.09)	(0.30)	(0.63)
6/30/2008	18.25	0.28	(2.79)	(2.51)	(0.22)	(0.91)
6/30/2007	15.25	0.25	3.20	3.45	(0.16)	(0.29)
6/30/2006	13.58	0.26	1.87	2.13	(0.24)	(0.22)
6/30/2005	12.39	0.20	1.35	1.55	(0.21)	(0.15)
Class C
12/31/2009+	$8.57	$0.14	$1.76	$1.90	$(0.06)	$—
6/30/2009	14.58	0.32	(5.40)	(5.08)	(0.30)	(0.63)
6/30/2008	18.21	0.28	(2.78)	(2.50)	(0.22)	(0.91)
6/30/2007	15.23	0.26	3.18	3.44	(0.17)	(0.29)
6/30/2006	13.58	0.26	1.86	2.12	(0.25)	(0.22)
6/30/2005	12.38	0.20	1.36	1.56	(0.21)	(0.15)
Class D
12/31/2009+	$8.61	$0.18	$1.77	$1.95	$(0.17)	$—
6/30/2009	14.66	0.40	(5.43)	(5.03)	(0.39)	(0.63)
6/30/2008	18.34	0.40	(2.79)	(2.39)	(0.38)	(0.91)
6/30/2007	15.38	0.39	3.21	3.60	(0.35)	(0.29)
6/30/2006	13.75	0.36	1.90	2.26	(0.41)	(0.22)
6/30/2005	12.53	0.31	1.37	1.68	(0.31)	(0.15)
Class R
12/31/2009+	$8.56	$0.16	$1.76	$1.92	$(0.14)	$—
6/30/2009	14.58	0.37	(5.40)	(5.03)	(0.36)	(0.63)
6/30/2008	18.28	0.37	(2.79)	(2.42)	(0.37)	(0.91)
6/30/2007	15.33	0.35	3.20	3.55	(0.31)	(0.29)
6/30/2006	13.73	0.32	1.89	2.21	(0.39)	(0.22)
6/30/2005	12.53	0.26	1.39	1.65	(0.30)	(0.15)
Class P
12/31/2009+	$8.66	$0.19	$1.78	$1.97	$(0.19)	$—
7/7/2008† - 6/30/2009	14.35	0.42	(5.06)	(4.64)	(0.42)	(0.63)
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.00%
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.29)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.78)%, respectively.

108	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.17)	$—	(b)	$10.37		22.72%		$1,877,158	1.05	%*	3.63	%*	19%
(1.01)	—	(b)	8.59	(d)(e)	(34.68	)(d)(e)	1,734,204	1.05		3.88		43
(1.32)	—	(b)	14.62		(13.79)		3,195,287	1.04		2.48		49
(0.62)	—	(b)	18.33		23.78		3,480,442	1.05		2.25		29
(0.61)	—	(b)	15.35		16.73		1,002,333	1.10		2.50		26
(0.44)	—		13.71		13.54		268,945	1.17	(c)	2.28		30

$(0.06)	$—	(b)	$10.44		22.24%		$118,203	1.80	%*	2.85	%*	19%
(0.93)	—	(b)	8.59	(d)(f)	(35.17	)(d)(f)	122,648	1.80		3.02		43
(1.13)	—	(b)	14.61		(14.46)		308,543	1.79		1.68		49
(0.45)	—	(b)	18.25		22.80		485,664	1.80		1.50		29
(0.46)	—	(b)	15.25		15.94		279,643	1.85		1.77		26
(0.36)	—		13.58		12.57		122,934	1.92	(c)	1.53		30

$(0.06)	$—	(b)	$10.41		22.24%		$561,447	1.80	%*	2.85	%*	19%
(0.93)	—	(b)	8.57	(d)(g)	(35.15	)(d)(g)	574,133	1.80		3.07		43
(1.13)	—	(b)	14.58		(14.42)		1,214,757	1.79		1.69		49
(0.46)	—	(b)	18.21		22.81		1,747,103	1.80		1.50		29
(0.47)	—	(b)	15.23		15.84		712,851	1.85		1.77		26
(0.36)	—		13.58		12.70		270,801	1.92	(c)	1.53		30

$(0.17)	$—	(b)	$10.39		22.72%		$782,691	1.05	%*	3.61	%*	19%
(1.02)	—	(b)	8.61	(d)(h)	(34.67	)(d)(h)	700,909	1.05		4.26		43
(1.29)	—	(b)	14.66		(13.79)		376,899	1.04		2.40		49
(0.64)	—	(b)	18.34		23.75		698,390	1.05		2.25		29
(0.63)	—	(b)	15.38		16.72		78,984	1.10		2.42		26
(0.46)	—		13.75		13.50		11,863	1.12	(c)	2.28		30

$(0.14)	$—	(b)	$10.34		22.52%		$209,773	1.30	%*	3.37	%*	19%
(0.99)	—	(b)	8.56	(d)(i)	(34.85	)(d)(i)	189,770	1.30		3.73		43
(1.28)	—	(b)	14.58		(13.98)		225,295	1.29		2.27		49
(0.60)	—	(b)	18.28		23.46		156,435	1.30		2.01		29
(0.61)	—	(b)	15.33		16.44		18,988	1.35		2.16		26
(0.45)	—		13.73		13.27		822	1.38	(c)	1.91		30

$(0.19)	$—	(b)	$10.44		22.88%		$223,036	0.78	%*	3.80	%*	19%
(1.05)	—	(b)	8.66	(j)	(32.70	)(j)	325,300	0.77	*	4.91	*	43
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.49 and (35.76)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.53%. It the Affiliate had not made these payments, end of year net asset value and total return would have been $8.54 and (35.20)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. It the Affiliate had not made these payments, end of year net asset value and total return would have been $8.48 and (35.45)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.54%. It the Affiliate had not made these payments, end of year net asset value and total return would have been $8.59 and (33.24)%, respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	109

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ Dividend Value Fund (cont.)
Institutional Class
12/31/2009+	$8.67	$0.20	$1.78	$1.98	$(0.22)	$—
6/30/2009	14.74	0.44	(5.46)	(5.02)	(0.42)	(0.63)
6/30/2008	18.51	0.48	(2.83)	(2.35)	(0.51)	(0.91)
6/30/2007	15.51	0.46	3.24	3.70	(0.41)	(0.29)
6/30/2006	13.85	0.43	1.90	2.33	(0.45)	(0.22)
6/30/2005	12.59	0.36	1.39	1.75	(0.34)	(0.15)
Administrative Class
12/31/2009+	$8.69	$0.19	$1.78	$1.97	$(0.19)	$—
6/30/2009	14.78	0.41	(5.47)	(5.06)	(0.40)	(0.63)
6/30/2008	18.55	0.45	(2.84)	(2.39)	(0.47)	(0.91)
6/30/2007	15.56	0.42	3.25	3.67	(0.39)	(0.29)
6/30/2006	13.86	0.34	1.96	2.30	(0.38)	(0.22)
6/30/2005	12.60	0.33	1.39	1.72	(0.31)	(0.15)
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.00%

110	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.22)	$—	(b)	$10.43		22.86%		$1,996,622	0.68	%*	4.03	%*	19%
(1.05)	—	(b)	8.67	(d)(e)	(34.42	)(d)(k)	1,699,111	0.67		4.37		43
(1.42)	—	(b)	14.74		(13.48)		1,802,701	0.67		2.86		49
(0.70)	—	(b)	18.51		24.20		1,693,928	0.67		2.62		29
(0.67)	—	(b)	15.51		17.21		349,151	0.71		2.89		26
(0.49)	—		13.85		14.08		119,556	0.71		2.74		30

$(0.19)	$—	(b)	$10.47		22.77%		$1,067,531	0.93	%*	3.82	%*	19%
(1.03)	—	(b)	8.69	(d)(f)	(34.62	)(d)(f)	756,172	0.92		4.13		43
(1.38)	—	(b)	14.78		(13.67)		745,713	0.92		2.68		49
(0.68)	—	(b)	18.55		23.91		408,959	0.91		2.33		29
(0.60)	—	(b)	15.56		16.89		9,904	0.95		2.24		26
(0.46)	—		13.86		13.78		1,525	0.96		2.49		30
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. It the Affiliate had not made these payments, end of year net asset value and total return would have been $8.59 and (35.02)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. It the Affiliate had not made these payments, end of year net asset value and total return would have been $8.61 and (35.22)%, respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	111

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ Large-Cap Value Fund
Class A
12/31/2009+	$10.46	$0.14	$2.15	$2.29	$(0.11)	$—
6/30/2009	16.69	0.30	(6.25)	(5.95)	(0.28)	—
6/30/2008	20.69	0.35	(3.73)	(3.38)	(0.33)	(0.29)
6/30/2007	17.69	0.32	3.36	3.68	(0.27)	(0.41)
6/30/2006	15.97	0.31	2.07	2.38	(0.29)	(0.37)
6/30/2005	14.58	0.23	1.94	2.17	(0.20)	(0.59)
Class B
12/31/2009+	$10.41	$0.09	$2.15	$2.24	$(0.03)	$—
6/30/2009	16.62	0.21	(6.23)	(6.02)	(0.19)	—
6/30/2008	20.56	0.21	(3.72)	(3.51)	(0.14)	(0.29)
6/30/2007	17.56	0.16	3.36	3.52	(0.11)	(0.41)
6/30/2006	15.83	0.19	2.05	2.24	(0.14)	(0.37)
6/30/2005	14.49	0.11	1.93	2.04	(0.12)	(0.59)
Class C
12/31/2009+	$10.41	$0.09	$2.14	$2.23	$(0.03)	$—
6/30/2009	16.62	0.21	(6.23)	(6.02)	(0.19)	—
6/30/2008	20.56	0.21	(3.71)	(3.50)	(0.15)	(0.29)
6/30/2007	17.58	0.16	3.35	3.51	(0.12)	(0.41)
6/30/2006	15.83	0.19	2.06	2.25	(0.13)	(0.37)
6/30/2005	14.49	0.11	1.92	2.03	(0.11)	(0.59)
Class D
12/31/2009+	$10.47	$0.15	$2.14	$2.29	$(0.15)	$—
6/30/2009	16.71	0.30	(6.26)	(5.96)	(0.28)	—
6/30/2008	20.72	0.36	(3.75)	(3.39)	(0.33)	(0.29)
6/30/2007	17.73	0.32	3.37	3.69	(0.29)	(0.41)
6/30/2006	16.04	0.31	2.08	2.39	(0.33)	(0.37)
6/30/2005	14.63	0.23	1.95	2.18	(0.19)	(0.59)
Class R
12/31/2009+	$10.48	$0.12	$2.16	$2.28	$(0.07)	$—
6/30/2009	16.72	0.26	(6.26)	(6.00)	(0.24)	—
6/30/2008	20.77	0.30	(3.74)	(3.44)	(0.32)	(0.29)
6/30/2007	17.79	0.29	3.36	3.65	(0.26)	(0.41)
1/10/2006† - 6/30/2006	17.02	0.12	0.75	0.87	(0.10)	—
Class P
12/31/2009+	$10.63	$0.16	$2.19	$2.35	$(0.16)	$—
7/7/2008† - 6/30/2009	16.21	0.27	(5.62)	(5.35)	(0.23)	—
Institutional Class
12/31/2009+	$10.51	$0.16	$2.17	$2.33	$(0.17)	$—
6/30/2009	16.77	0.35	(6.29)	(5.94)	(0.32)	—
6/30/2008	20.81	0.43	(3.76)	(3.33)	(0.42)	(0.29)
6/30/2007	17.79	0.40	3.37	3.77	(0.34)	(0.41)
6/30/2006	16.06	0.38	2.10	2.48	(0.38)	(0.37)
6/30/2005	14.64	0.30	1.96	2.26	(0.26)	(0.59)
Administrative Class
12/31/2009+	$10.50	$0.14	$2.16	$2.30	$(0.11)	$—
6/30/2009	16.75	0.31	(6.27)	(5.96)	(0.29)	—
6/30/2008	20.80	0.36	(3.75)	(3.39)	(0.37)	(0.29)
9/15/2006† - 6/30/2007	18.21	0.27	3.05	3.32	(0.32)	(0.41)
+	Unaudited
*	Annualized
†	Commencement of operations

112	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.11)	$—	(b)	$12.64	21.94%	$273,959	1.10	%*	2.34	%*	18%
(0.28)	—	(b)	10.46	(35.79)	282,001	1.12		2.58		52
(0.62)	—	(b)	16.69	(16.65)	363,486	1.10		1.88		39
(0.68)	—	(b)	20.69	21.09	211,263	1.12		1.63		26
(0.66)	—	(b)	17.69	15.23	36,954	1.12		1.85		32
(0.79)	0.01		15.97	15.24	17,189	1.16	(c)	1.49		35

$(0.03)	$—	(b)	$12.62	21.51%	$80,163	1.85	%*	1.60	%*	18%
(0.19)	—	(b)	10.41	(36.27)	78,213	1.86		1.94		52
(0.43)	—	(b)	16.62	(17.31)	34,073	1.85		1.09		39
(0.52)	—	(b)	20.56	20.16	42,013	1.87		0.84		26
(0.51)	—	(b)	17.56	14.41	22,939	1.87		1.12		32
(0.71)	0.01		15.83	14.37	13,298	1.89	(c)	0.74		35

$(0.03)	$—	(b)	$12.61	21.41%	$149,454	1.85	%*	1.60	%*	18%
(0.19)	—	(b)	10.41	(36.28)	145,216	1.86		1.87		52
(0.44)	—	(b)	16.62	(17.26)	126,016	1.85		1.12		39
(0.53)	—	(b)	20.56	20.17	95,578	1.87		0.86		26
(0.50)	—	(b)	17.58	14.45	32,171	1.87		1.10		32
(0.70)	0.01		15.83	14.33	16,576	1.91	(c)	0.73		35

$(0.15)	$—	(b)	$12.61	21.91%	$513,121	1.10	%*	2.42	%*	18%
(0.28)	—	(b)	10.47	(35.76)	244,284	1.11		2.67		52
(0.62)	—	(b)	16.71	(16.68)	129,506	1.10		1.89		39
(0.70)	—	(b)	20.72	21.08	71,678	1.11		1.64		26
(0.70)	—	(b)	17.73	15.22	6,128	1.17		1.79		32
(0.78)	0.01		16.04	15.22	49	1.18	(c)	1.50		35

$(0.07)	$—	(b)	$12.69	21.82%	$12,325	1.35	%*	2.10	%*	18%
(0.24)	—	(b)	10.48	(35.97)	12,707	1.36		2.23		52
(0.61)	—	(b)	16.72	(16.88)	20,901	1.34		1.64		39
(0.67)	—	(b)	20.77	20.76	1,694	1.36		1.43		26
(0.10)	—	(b)	17.79	5.12	11	1.38	*	1.41	*	32

$(0.16)	$—	(b)	$12.82	22.10%	$12,329	0.81	%*	2.59	%*	18%
(0.23)	—	(b)	10.63	(33.25)	16,652	0.79	*	2.52	*	52

$(0.17)	$—	(b)	$12.67	22.25%	$238,625	0.71	%*	2.74	%*	18%
(0.32)	—	(b)	10.51	(35.55)	220,835	0.71		2.97		52
(0.71)	—	(b)	16.77	(16.35)	349,924	0.70		2.30		39
(0.75)	—	(b)	20.81	21.52	161,445	0.72		2.01		26
(0.75)	—	(b)	17.79	15.77	27,324	0.73		2.23		32
(0.85)	0.01		16.06	15.78	7,835	0.71		1.96		35

$(0.11)	$—	(b)	$12.69	21.96%	$15,675	0.96	%*	2.40	%*	18%
(0.29)	—	(b)	10.50	(35.68)	27,903	0.97		2.80		52
(0.66)	—	(b)	16.75	(16.66)	16,623	0.95		1.96		39
(0.73)	—	(b)	20.80	18.52	77	0.97	*	1.73	*	26
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	113

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ Mid-Cap Value Fund
Class A
12/31/2009+	$8.40	$0.13	$2.69	$2.82	$(0.13)	$—
6/30/2009	13.49	0.32	(4.78)	(4.46)	(0.32)	(0.31)
6/30/2008	17.49	0.28	(3.36)	(3.08)	(0.29)	(0.63)
8/22/2006† - 6/30/2007	15.00	0.51	2.33	2.84	(0.34)	(0.01)
Class C
12/31/2009+	$8.36	$0.08	$2.69	$2.77	$(0.03)	$—
6/30/2009	13.43	0.25	(4.76)	(4.51)	(0.25)	(0.31)
6/30/2008	17.42	0.18	(3.36)	(3.18)	(0.18)	(0.63)
8/22/2006† - 6/30/2007	15.00	0.33	2.39	2.72	(0.29)	(0.01)
Class D
12/31/2009+	$8.35	$0.12	$2.68	$2.80	$(0.11)	$—
6/30/2009	13.43	0.32	(4.76)	(4.44)	(0.33)	(0.31)
6/30/2008	17.46	0.30	(3.36)	(3.06)	(0.34)	(0.63)
8/22/2006† - 6/30/2007	15.00	0.29	2.54	2.83	(0.36)	(0.01)
Class P
12/31/2009+	$8.41	$0.14	$2.70	$2.84	$(0.17)	$—
7/7/2008† - 6/30/2009	13.10	0.51	(4.54)	(4.03)	(0.35)	(0.31)
Institutional Class
12/31/2009+	$8.41	$0.14	$2.71	$2.85	$(0.15)	$—
6/30/2009	13.51	0.36	(4.80)	(4.44)	(0.35)	(0.31)
6/30/2008	17.52	0.33	(3.35)	(3.02)	(0.36)	(0.63)
8/22/2006† - 6/30/2007	15.00	0.57	2.32	2.89	(0.36)	(0.01)
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.47%.
(d)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.53%.

114	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.13)	$—		$11.09	33.55%	$5,898	1.28	%*	2.46	%*	18%
(0.63)	—	(b)	8.40	(32.84)	3,809	1.27		3.45		68
(0.92)	—	(b)	13.49	(18.09)	5,980	1.28		1.85		70
(0.35)	—		17.49	19.08	8,588	1.25	*	3.53	*	33

$(0.03)	$—		$11.10	33.14%	$2,954	2.03	%*	1.62	%*	18%
(0.56)	—	(b)	8.36	(33.34)	2,299	2.02		2.64		68
(0.81)	—	(b)	13.43	(18.74)	3,816	2.03		1.21		70
(0.30)	—		17.42	18.29	3,028	2.00	*	2.31	*	33

$(0.11)	$—		$11.04	33.59%	$159	1.28	%*	2.28	%*	18%
(0.64)	—	(b)	8.35	(32.87)	207	1.27		3.50		68
(0.97)	—	(b)	13.43	(18.08)	205	1.28		1.97		70
(0.37)	—	(b)	17.46	19.05	152	1.26	*(c)	2.03	*	34

$(0.17)	$—		$11.08	33.80%	$410	1.00	%*	2.72	%*	18%
(0.66)	—	(b)	8.41	(30.53)	232	0.95	*	5.83	*	68

$(0.15)	$—		$11.11	33.99%	$521	0.90	%*	2.75	%*	18%
(0.66)	—	(b)	8.41	(32.65)	456	0.87		3.76		68
(0.99)	—	(b)	13.51	(17.79)	1,653	0.88		2.07		70
(0.37)	—	(b)	17.52	19.48	4,940	0.86	*(d)	4.01	*	34

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	115

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ Small-Cap Value Fund
Class A
12/31/2009+	$19.25	$0.26	$4.12	$4.38	$(0.44)	$—
6/30/2009	28.92	0.45	(7.59)	(7.14)	(0.34)	(2.19)
6/30/2008	34.77	0.42	(2.75)	(2.33)	(0.53)	(2.99)
6/30/2007	31.47	0.78	5.59	6.37	(0.55)	(2.52)
6/30/2006	30.26	0.61	3.59	4.20	(0.52)	(2.47)
6/30/2005	27.30	0.52	4.43	4.95	(0.39)	(1.60)
Class B
12/31/2009+	$18.50	$0.17	$3.96	$4.13	$(0.27)	$—
6/30/2009	27.78	0.30	(7.31)	(7.01)	(0.08)	(2.19)
6/30/2008	33.52	0.18	(2.65)	(2.47)	(0.28)	(2.99)
6/30/2007	30.46	0.51	5.40	5.91	(0.33)	(2.52)
6/30/2006	29.36	0.36	3.49	3.85	(0.28)	(2.47)
6/30/2005	26.65	0.29	4.32	4.61	(0.30)	(1.60)
Class C
12/31/2009+	$18.44	$0.17	$3.95	$4.12	$(0.29)	$—
6/30/2009	27.81	0.29	(7.32)	(7.03)	(0.15)	(2.19)
6/30/2008	33.56	0.18	(2.65)	(2.47)	(0.29)	(2.99)
6/30/2007	30.49	0.51	5.41	5.92	(0.33)	(2.52)
6/30/2006	29.40	0.36	3.50	3.86	(0.30)	(2.47)
6/30/2005	26.69	0.29	4.32	4.61	(0.30)	(1.60)
Class D
12/31/2009+	$19.68	$0.26	$4.22	$4.48	$(0.43)	$—
6/30/2009	29.61	0.42	(7.74)	(7.32)	(0.42)	(2.19)
6/30/2008	35.49	0.43	(2.81)	(2.38)	(0.51)	(2.99)
6/30/2007	32.07	0.79	5.70	6.49	(0.55)	(2.52)
6/30/2006	30.76	0.62	3.65	4.27	(0.49)	(2.47)
6/30/2005	27.72	0.52	4.51	5.03	(0.39)	(1.60)
Class R
12/31/2009+	$19.57	$0.24	$4.19	$4.43	$(0.23)	$—
6/30/2009	29.37	0.40	(7.71)	(7.31)	(0.30)	(2.19)
6/30/2008	35.15	0.36	(2.80)	(2.44)	(0.35)	(2.99)
6/30/2007	31.80	0.72	5.63	6.35	(0.48)	(2.52)
6/30/2006	30.61	0.57	3.60	4.17	(0.51)	(2.47)
6/30/2005	27.66	0.47	4.45	4.92	(0.37)	(1.60)
Class P
12/31/2009+	$20.08	$0.30	$4.31	$4.61	$(0.52)	$—
7/7/2008† - 6/30/2009	28.58	0.43	(6.30)	(5.87)	(0.44)	(2.19)
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administrative Fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.94%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.01 and (24.89)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.26 and (25.51)%, respectively.

116	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.44)	$—	(b)	$23.19		22.78%		$2,068,962	1.20	%*	2.36	%*	12%
(2.53)	—	(b)	19.25	(e)	(23.95	)(e)	1,808,029	1.22		2.20		33
(3.52)	—	(b)	28.92		(7.01)		1,690,712	1.22		1.35		33
(3.07)	—	(b)	34.77		21.25		1,961,925	1.22		2.38		27
(2.99)	—	(b)	31.47		14.50		1,745,770	1.25		1.97		32
(1.99)	—		30.26		18.55		1,566,529	1.26	(c)	1.83		20

$(0.27)	$—	(b)	$22.36		22.33%		$110,636	1.95	%*	1.59	%*	12%
(2.27)	—	(b)	18.50	(f)	(24.53	)(f)	105,915	1.97		1.45		33
(3.27)	—	(b)	27.78		(7.71)		199,797	1.97		0.59		33
(2.85)	—	(b)	33.52		20.37		288,895	1.97		1.62		27
(2.75)	—	(b)	30.46		13.64		294,769	2.00		1.20		32
(1.90)	—		29.36		17.66		321,909	2.01	(c)	1.05		20

$(0.29)	$—	(b)	$22.27		22.37%		$414,009	1.95	%*	1.61	%*	12%
(2.34)	—	(b)	18.44	(g)	(24.56	)(g)	370,755	1.97		1.45		33
(3.28)	—	(b)	27.81		(7.66)		475,710	1.97		0.60		33
(2.85)	—	(b)	33.56		20.32		592,171	1.97		1.62		27
(2.77)	—	(b)	30.49		13.68		579,280	2.00		1.21		32
(1.90)	—		29.40		17.64		589,448	2.01	(c)	1.06		20

$(0.43)	$—	(b)	$23.73		22.81%		$168,850	1.20	%*	2.33	%*	12%
(2.61)	—	(b)	19.68	(h)	(23.95	)(h)	196,748	1.21		2.18		33
(3.50)	—	(b)	29.61		(7.01)		17,879	1.22		1.34		33
(3.07)	—	(b)	35.49		21.24		5,368	1.22		2.38		27
(2.96)	—	(b)	32.07		14.51		5,182	1.25		1.95		32
(1.99)	—		30.76		18.53		5,343	1.26	(c)	1.81		20

$(0.23)	$—	(b)	$23.77		22.68%		$128,044	1.45	%*	2.15	%*	12%
(2.49)	—	(b)	19.57	(i)	(24.15	)(i)	95,431	1.47		1.93		33
(3.34)	—	(b)	29.37		(7.23)		51,498	1.47		1.11		33
(3.00)	—	(b)	35.15		20.93		76,297	1.47		2.17		27
(2.98)	—	(b)	31.80		14.24		46,876	1.51		1.81		32
(1.97)	—		30.61		18.17		20,427	1.56	(c)(d)	1.63		20

$(0.52)	$—	(b)	$24.17		23.00%		$67,841	0.92	%*	2.62	%*	12%
(2.63)	—	(b)	20.08	(j)	(19.76	)(j)	66,639	0.90	*	2.22	*	33
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.20 and (25.54)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.23 per share and the total return by 0.89%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.45 and (24.84)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.93%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.33 and (25.08)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.23 per share and the total return by 0.92%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.85 and (20.68)%, respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	117

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ Small-Cap Value Fund (cont.)
Institutional Class
12/31/2009+	$20.13	$0.32	$4.31	$4.63	$(0.52)	$—
6/30/2009	30.08	0.55	(7.89)	(7.34)	(0.42)	(2.19)
6/30/2008	35.97	0.57	(2.86)	(2.29)	(0.61)	(2.99)
6/30/2007	32.44	0.95	5.75	6.70	(0.65)	(2.52)
6/30/2006	31.08	0.77	3.69	4.46	(0.63)	(2.47)
6/30/2005	27.93	0.66	4.53	5.19	(0.44)	(1.60)
Administrative Class
12/31/2009+	$19.24	$0.28	$4.11	$4.39	$(0.48)	$—
6/30/2009	28.91	0.49	(7.61)	(7.12)	(0.36)	(2.19)
6/30/2008	34.83	0.47	(2.75)	(2.28)	(0.65)	(2.99)
6/30/2007	31.52	0.83	5.59	6.42	(0.59)	(2.52)
6/30/2006	30.31	0.66	3.59	4.25	(0.57)	(2.47)
6/30/2005	27.32	0.58	4.43	5.01	(0.42)	(1.60)
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.25 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.88 and (24.59)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.00 and (24.80)%, respectively.

118	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.52)	$—	(b)	$24.24		23.05%		$2,088,922	0.80	%*	2.75	%*	12%
(2.61)	—	(b)	20.13	(e)	(23.64	)(e)	1,780,607	0.82		2.60		33
(3.60)	—	(b)	30.08		(6.63)		1,198,175	0.82		1.75		33
(3.17)	—	(b)	35.97		21.71		962,528	0.82		2.82		27
(3.10)	—	(b)	32.44		15.00		653,254	0.86		2.40		32
(2.04)	—		31.08		19.00		462,991	0.86		2.25		20

$(0.48)	$—	(b)	$23.15		22.89%		$1,036,375	1.05	%*	2.55	%*	12%
(2.55)	—	(b)	19.24	(f)	(23.85	)(f)	776,986	1.07		2.36		33
(3.64)	—	(b)	28.91		(6.84)		666,419	1.07		1.50		33
(3.11)	—	(b)	34.83		21.44		903,752	1.07		2.55		27
(3.04)	—	(b)	31.52		14.65		698,010	1.11		2.13		32
(2.02)	—		30.31		18.74		527,720	1.11		2.02		20

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	119

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
OCC Growth Fund
Class A
12/31/2009+	$21.15	$0.04	$4.07	$4.11	$(0.02)
6/30/2009	27.97	0.03	(6.85)	(6.82)	—
6/30/2008	28.22	(0.04)	(0.21)	(0.25)	—
6/30/2007	22.63	(0.04)	5.63	5.59	—
6/30/2006	20.55	(0.04)	2.12	2.08	—	(b)
6/30/2005	19.94	0.04	0.57	0.61	—
Class B
12/31/2009+	$17.41	$(0.04)	$3.34	$3.30	$—	(b)
6/30/2009	23.20	(0.11)	(5.68)	(5.79)	—
6/30/2008	23.58	(0.22)	(0.16)	(0.38)	—
6/30/2007	19.05	(0.19)	4.72	4.53	—
6/30/2006	17.43	(0.17)	1.79	1.62	—	(b)
6/30/2005	17.04	(0.09)	0.48	0.39	—
Class C
12/31/2009+	$17.41	$(0.04)	$3.34	$3.30	$—	(b)
6/30/2009	23.20	(0.11)	(5.68)	(5.79)	—
6/30/2008	23.58	(0.22)	(0.16)	(0.38)	—
6/30/2007	19.05	(0.19)	4.72	4.53	—
6/30/2006	17.43	(0.17)	1.79	1.62	—
6/30/2005	17.04	(0.09)	0.48	0.39	—
Class D
12/31/2009+	$18.69	$0.04	$3.59	$3.63	$(0.03)
6/30/2009	24.72	0.04	(6.07)	(6.03)	—
6/30/2008	24.94	(0.05)	(0.17)	(0.22)	—
6/30/2007	20.00	(0.01)	4.95	4.94	—
6/30/2006	18.16	(0.03)	1.87	1.84	—
6/30/2005	17.61	0.02	0.53	0.55	—
Class R
12/31/2009+	$17.95	$0.01	$3.45	$3.46	$(0.02)
6/30/2009	23.81	(0.01)	(5.85)	(5.86)	—
6/30/2008	24.08	(0.10)	(0.17)	(0.27)	—
6/30/2007	19.36	(0.09)	4.81	4.72	—
6/30/2006	17.62	(0.08)	1.82	1.74	—
6/30/2005	17.15	(0.05)	0.52	0.47	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective April 1, 2005, the Administration Fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(e)	Repayments by the Investment Manager increased the end of year net asset value by $0.03 per share and the total return by 0.13%. If the Adviser had not made repayments, the end of year net asset value and total return would have been $20.52 and 2.93%, respectively.
(f)	Repayments by the Investment Manager increased the end of year net asset value by $0.02 per share and the total return by 0.13%. If the Adviser had not made repayments, the end of year net asset value and total return would have been $17.41 and 2.16%, respectively.
(g)	Repayments by the Investment Manager increased the end of year net asset value by $0.02 per share and the total return by 0.08%. If the Adviser had not made repayments, the end of year net asset value and total return would have been $18.14 and 3.04%, respectively.
(h)	Repayments by the Investment Manager increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 2.73%.

120	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	(b)	$25.24		19.41%		$355,427	1.16	%*	0.35%*	47%
—	(b)	21.15	(j)	(24.38	)(j)	177,764	1.17		0.14	143
—	(b)	27.97		(0.89)		229,549	1.16		(0.13)	116
—	(b)	28.22	(i)	24.70	(i)	107,105	1.16		(0.15)	79
—	(b)	22.63		10.12		82,137	1.17		(0.18)	115
—		20.55	(e)	3.06	(e)	85,553	1.16		0.19	39

$—	(b)	$20.71		18.95%		$18,541	1.91	%*	(0.37)%*	47%
—	(b)	17.41	(k)	(24.96	)(k)	15,507	1.92		(0.93)	143
—	(b)	23.20		(1.61)		24,803	1.91		(0.92)	116
—	(b)	23.58	(i)	23.78	(i)	25,740	1.91		(0.91)	79
—	(b)	19.05		9.29		28,831	1.92		(0.93)	115
—		17.43	(f)	2.29	(f)	41,545	1.91		(0.56)	39

$—	(b)	$20.71		18.95%		$208,291	1.91	%*	(0.37)%*	47%
—	(b)	17.41	(l)	(24.96	)(l)	182,278	1.92		(0.62)	143
—	(b)	23.20		(1.61)		277,937	1.91		(0.93)	116
—	(b)	23.58	(i)	23.78	(i)	425,999	1.91		(0.91)	79
—	(b)	19.05		9.29		411,731	1.92		(0.93)	115
—		17.43	(f)	2.29	(f)	480,947	1.91		(0.56)	39

$—	(b)	$22.29		19.42%		$13,361	1.16	%*	0.34%*	47%
—	(b)	18.69	(m)	(24.39	)(m)	11,562	1.16		0.23	143
—	(b)	24.72		(0.88)		3,293	1.16		(0.18)	116
—		24.94	(i)	24.76	(i)	9,104	1.16		(0.03)	79
—	(b)	20.00		10.08		431	1.17		(0.18)	115
—		18.16	(g)	3.12	(g)	406	1.16		0.09	39

$—	(b)	$21.39		19.29%		$13,762	1.41	%*	0.11%*	47%
—	(b)	17.95	(n)	(24.61	)(n)	9,830	1.40		(0.06)	143
—	(b)	23.81		(1.12)		2,061	1.41		(0.41)	116
—	(b)	24.08	(i)	24.38	(i)	1,663	1.41		(0.39)	79
—	(b)	19.36		9.88		769	1.42		(0.43)	115
—		17.62		2.74	(h)	611	1.44	(c)(d)	(0.28)	39
(i)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01% respectively.
(j)	Capital infusion from Affiliate increased the end of year net asset value by $0.09 per share and the total return by 0.32%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $21.06 and (24.70)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.34 and (25.26)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.34 and (25.26)%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.29%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.62 and (24.68)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.88 and (24.91)%, respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	121

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
OCC Growth Fund (cont.)
Class P
12/31/2009+	$17.59	$0.06		$3.39	$3.45	$(0.04)
7/7/2008† - 6/30/2009	22.72	0.10		(5.23)	(5.13)	—
Institutional Class
12/31/2009+	$19.62	$0.08		$3.77	$3.85	$(0.04)
6/30/2009	25.84	0.11		(6.33)	(6.22)	—
6/30/2008	25.97	0.08		(0.21)	(0.13)	—
6/30/2007	20.74	0.06		5.17	5.23	—
6/30/2006	18.76	0.04		1.94	1.98	—
6/30/2005	18.13	0.11		0.52	0.63	—
Administrative Class
12/31/2009+	$19.04	$0.05		$3.66	$3.71	$(0.03)
6/30/2009	25.14	0.09		(6.19)	(6.10)	—
6/30/2008	25.33	—	(b)	(0.19)	(0.19)	—
6/30/2007	20.28	—	(b)	5.05	5.05	—
6/30/2006	18.39	(0.01)		1.90	1.89	—
6/30/2005	17.81	0.07		0.51	0.58	—
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Repayments by the Investment Manager increased the end of year net asset value by $0.02 per share and the total return by 0.12%. If the Adviser had not made repayments, the end of year net asset value and total return would have been $18.74 and 3.35%, respectively.
(d)	Repayments by the Investment Manager increased the end of year net asset value by $0.03 per share and the total return by 0.14%. If the Adviser had not made repayments, the end of period net asset value and total return would have been $18.36 and 3.12%, respectively.

122	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	(b)	$21.00		19.60%		$7,483	0.88	%*	0.65	%*	47%
—	(b)	17.59	(g)	(22.58	)(g)	5,945	0.85	*	0.63	*	143

$—	(b)	$23.43		19.61%		$57,540	0.78	%*	0.75	%*	47%
—	(b)	19.62	(h)	(24.10	)(h)	43,143	0.76		0.58		143
—	(b)	25.84		(0.46)		22,420	0.76		0.32		116
—	(b)	25.97	(e)	25.22	(e)	7,355	0.76		0.25		79
—	(b)	20.74		10.55		5,651	0.77		0.22		115
—		18.76	(c)	3.47	(c)	6,645	0.76		0.58		39

$—	(b)	$22.72		19.47%		$10,578	1.03	%*	0.50	%*	47%
—	(b)	19.04	(i)	(24.26	)(i)	7,920	1.01		0.50		143
—	(b)	25.14		(0.75)		65	1.01		(0.02)		116
—	(b)	25.33	(e)	24.90	(e)	86	1.01		—	(f)	79
—	(b)	20.28		10.28		101	1.02		(0.03)		115
—		18.39	(d)	3.26	(d)	99	1.01		0.38		39
(e)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01% respectively.
(f)	Less than 0.005%.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.52 and (22.89)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.54 and (24.41)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.28%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.97 and (24.54)%, respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	123

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions to Shareholders from Net Realized Gains
OCC Opportunity Fund
Class A
12/31/2009+	$18.85	$(0.10)	$4.00	$3.90	$—
6/30/2009	22.81	(0.10)	(3.86)	(3.96)	—
6/30/2008	31.20	(0.15)	(4.99)	(5.14)	(3.25)
6/30/2007	25.47	(0.28)	6.55	6.27	(0.54)
6/30/2006	22.19	(0.25)	3.53	3.28	—
6/30/2005	20.99	(0.22)	1.42	1.20	—
Class B
12/31/2009+	$14.04	$(0.13)	$2.97	$2.84	$—
6/30/2009	17.11	(0.17)	(2.90)	(3.07)	—
6/30/2008	24.42	(0.27)	(3.79)	(4.06)	(3.25)
6/30/2007	20.19	(0.38)	5.15	4.77	(0.54)
6/30/2006	17.72	(0.35)	2.82	2.47	—
6/30/2005	16.89	(0.30)	1.13	0.83	—
Class C
12/31/2009+	$14.03	$(0.13)	$2.97	$2.84	$—
6/30/2009	17.10	(0.17)	(2.90)	(3.07)	—
6/30/2008	24.42	(0.27)	(3.80)	(4.07)	(3.25)
6/30/2007	20.18	(0.38)	5.16	4.78	(0.54)
6/30/2006	17.72	(0.35)	2.81	2.46	—
6/30/2005	16.89	(0.30)	1.13	0.83	—
Class D
12/31/2009+	$14.32	$(0.07)	$3.03	$2.96	$—
6/30/2009	17.31	(0.10)	(2.89)	(2.99)	—
6/30/2008	24.49	(0.06)	(3.87)	(3.93)	(3.25)
01/12/2007† - 06/30/2007	22.36	(0.10)	2.23	2.13	—
Class R
11/02/2009† - 12/31/2009	$14.80	$(0.04)	$2.11	$2.07	$—
Class P
12/31/2009+	$14.18	$(0.05)	$3.01	$2.96	$—
7/7/2008† - 6/30/2009	16.43	(0.07)	(2.18)	(2.25)	—
Institutional Class
12/31/2009+	$15.99	$(0.05)	$3.39	$3.34	$—
6/30/2009	19.26	(0.03)	(3.24)	(3.27)	—
6/30/2008	26.78	(0.04)	(4.23)	(4.27)	(3.25)
6/30/2007	21.84	(0.14)	5.62	5.48	(0.54)
6/30/2006	18.95	(0.13)	3.02	2.89	—
6/30/2005	17.86	(0.11)	1.20	1.09	—
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Repayments by the Investment Manager increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 5.71%.
(d)	Repayments by the Investment Manager increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 4.90%.
(e)	Repayments by the Investment Manager increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 6.09%.
(f)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.10%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $25.45 and 14.68%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $20.17 and 13.81%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $20.16 and 13.75%, respectively.
(i)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.12%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $21.82 and 15.13%, respectively.

124	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—		$22.75		20.69%		$75,925	1.31	%*	1.31	%*	(0.93)%*	68%
—	(b)	18.85	(j)	(17.32	)(j)	57,700	1.31		1.32		(0.57)	199
—	(b)	22.81		(18.02)		74,282	1.31		1.31		(0.57)	199
—	(b)	31.20		24.85		69,160	1.32		1.32		(1.00)	148
—	(b)	25.47	(f)	14.78	(f)	55,768	1.32		1.32		(1.02)	171
—		22.19		5.72	(c)	52,118	1.31		1.31		(1.04)	139

$—		$16.88		20.23%		$6,532	2.06	%*	2.06	%*	(1.69)%*	68%
—	(b)	14.04	(k)	(17.89	)(k)	5,097	2.06		2.07		(1.31)	199
—	(b)	17.11		(18.65)		8,960	2.06		2.06		(1.32)	199
—	(b)	24.42		23.91		17,107	2.07		2.07		(1.76)	148
—	(b)	20.19	(g)	13.94	(g)	19,062	2.07		2.07		(1.77)	171
—		17.72		4.91	(d)	18,253	2.06		2.06		(1.79)	139

$—		$16.87		20.24%		$72,715	2.06	%*	2.06	%*	(1.69)%*	68%
—	(b)	14.03	(l)	(17.95	)(l)	61,152	2.06		2.07		(1.32)	199
—	(b)	17.10		(18.64)		83,843	2.06		2.06		(1.32)	199
—	(b)	24.42		23.97		147,960	2.07		2.07		(1.75)	148
—	(b)	20.18	(h)	13.88	(h)	139,516	2.07		2.07		(1.77)	171
—		17.72		4.91	(d)	145,669	2.06		2.06		(1.79)	139

$—		$17.28		20.67%		$1,499	1.31	%*	1.31	%*	(0.91)%*	68%
—	(b)	14.32	(m)	(17.23	)(m)	562	1.30		1.31		(0.78)	199
—	(b)	17.31		(18.02)		53	1.31		1.31		(0.30)	199
—	(b)	24.49		24.84		13	1.32	*	1.32	*	(0.92)*	148

$—		$16.87		13.99%		$12	1.56	%*	1.56	%*	(1.48)%*	68%

$—		$17.14		20.87%		$2,118	1.03	%*	1.03	%*	(0.64)%*	68%
—	(b)	14.18	(n)	(13.69	)(n)	876	0.99	*	1.00	*	(0.53)*	199

$—		$19.33		20.89%		$91,585	0.93	%*	0.93	%*	(0.56)%*	68%
—	(b)	15.99	(o)	(16.94	)(o)	71,702	0.91		0.92		(0.18)	199
—	(b)	19.26		(17.73)		79,635	0.91		0.91		(0.20)	199
—	(b)	26.78		25.37		26,598	0.92		0.92		(0.62)	148
—	(b)	21.84	(i)	15.25	(i)	38,377	0.92		0.92		(0.62)	171
—		18.95		6.10	(e)	36,853	0.91		0.91		(0.64)	139
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.38 per share and the total return by 1.67%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.47 and (18.99)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.29 per share and the total return by 1.70%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $14.04 and (18.84)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.29 per share and the total return by 1.77%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.89 and (15.46)%, respectively.
(o)	Capital contribution from Affiliate increased the end of year net asset value by $0.32 per share and the total return by 1.66%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.67 and (18.60)%, respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	125

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions to Shareholders from Net Realized Gains
OCC Opportunity Fund (cont.)
Administrative Class
12/31/2009+	$15.61	$(0.07)	$3.31	$3.24	$—
6/30/2009	18.85	(0.06)	(3.18)	(3.24)	—
6/30/2008	26.34	(0.09)	(4.15)	(4.24)	(3.25)
6/30/2007	21.55	(0.19)	5.52	5.33	(0.54)
6/30/2006	18.74	(0.18)	2.99	2.81	—
6/30/2005	17.70	(0.16)	1.20	1.04	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Repayments by the Investment Manager increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 5.87%.

126	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—		$18.85		20.75%		$447	1.18	%*	1.18	%*	(0.77)%*	68%
—	(b)	15.61	(e)	(17.19	)(e)	224	1.16		1.17		(0.45)	199
—	(b)	18.85		(17.88)		168	1.16		1.16		(0.40)	199
—	(b)	26.34		25.01		130	1.17		1.17		(0.90)	148
—	(b)	21.55	(d)	15.00	(d)	2,904	1.17		1.17		(0.87)	171
—		18.74		5.88	(c)	3,411	1.16		1.16		(0.89)	139
(d)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $21.53 and 14.87%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.31 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.30 and (18.83)%, respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	127

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions to Shareholders from Net Realized Gains
OCC Target Fund
Class A
12/31/2009+	$11.66	$(0.03)	$3.31	$3.28	$—
6/30/2009	23.01	(0.08)	(9.61)	(9.69)	(1.66)
6/30/2008	24.98	(0.14)	0.55	0.41	(2.38)
6/30/2007	19.71	(0.12)	5.39	5.27	—
6/30/2006	17.84	(0.15)	2.02	1.87	—
6/30/2005	17.17	(0.12)	0.79	0.67	—
Class B
12/31/2009+	$9.35	$(0.07)	$2.66	$2.59	$—
6/30/2009	19.28	(0.16)	(8.11)	(8.27)	(1.66)
6/30/2008	21.44	(0.28)	0.50	0.22	(2.38)
6/30/2007	17.04	(0.24)	4.64	4.40	—
6/30/2006	15.55	(0.25)	1.74	1.49	—
6/30/2005	15.07	(0.21)	0.69	0.48	—
Class C
12/31/2009+	$9.35	$(0.07)	$2.66	$2.59	$—
6/30/2009	19.28	(0.15)	(8.12)	(8.27)	(1.66)
6/30/2008	21.44	(0.27)	0.49	0.22	(2.38)
6/30/2007	17.04	(0.24)	4.64	4.40	—
6/30/2006	15.54	(0.25)	1.75	1.50	—
6/30/2005	15.07	(0.21)	0.68	0.47	—
Class D
12/31/2009+	$11.66	$(0.04)	$3.33	$3.29	$—
6/30/2009	23.02	(0.09)	(9.61)	(9.70)	(1.66)
6/30/2008	24.98	(0.13)	0.55	0.42	(2.38)
6/30/2007	19.71	(0.12)	5.39	5.27	—
6/30/2006	17.84	(0.15)	2.02	1.87	—
6/30/2005	17.16	(0.12)	0.80	0.68	—
Class P
12/31/2009+	$11.69	$(0.01)	$3.33	$3.32	$—
7/7/2008† - 6/30/2009	21.92	(0.03)	(8.54)	(8.57)	(1.66)
Institutional Class
12/31/2009+	$12.18	$(0.01)	$3.47	$3.46	$—
6/30/2009	23.80	(0.03)	(9.93)	(9.96)	(1.66)
6/30/2008	25.66	(0.04)	0.56	0.52	(2.38)
6/30/2007	20.17	(0.03)	5.52	5.49	—
6/30/2006	18.18	(0.07)	2.06	1.99	—
6/30/2005	17.42	(0.05)	0.81	0.76	—
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Repayments by the Investment Manager increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.88%.
(d)	Repayments by the Investment Manager increased the total return by 0.03%.
(e)	Repayments by the Investment Manager increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.10%.
(f)	Repayments by the Investment Manager increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.94%.
(g)	Repayments by the Investment Manager increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.34%.
(h)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.71 and 10.46%, respectively.
(i)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.04 and 9.56%, respectively.
(j)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.04 and 9.63%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.71 and 10.46%, respectively.

128	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—		$14.94		28.13%		$109,554	1.21	%*	1.21	%*	(0.49)%*	50%
—	(b)	11.66	(m)	(40.24	)(m)	93,101	1.21		1.22		(0.62)	130
—	(b)	23.01		1.27		182,525	1.21		1.21		(0.57)	122
—	(b)	24.98		26.74		175,023	1.21		1.21		(0.55)	114
—	(b)	19.71	(h)	10.48	(h)	169,007	1.22		1.22		(0.75)	134
—		17.84		3.90	(c)	186,300	1.21		1.21		(0.70)	103

$—		$11.94		27.70%		$9,139	1.96	%*	1.96	%*	(1.24)%*	50%
—	(b)	9.35	(n)	(40.71	)(n)	7,993	1.97		1.97		(1.40)	130
—	(b)	19.28		0.55		25,133	1.96		1.96		(1.36)	122
—	(b)	21.44		25.82		50,506	1.96		1.96		(1.31)	114
—	(b)	17.04	(i)	9.58	(i)	62,324	1.97		1.97		(1.50)	134
—		15.55		3.19	(d)	80,594	1.96		1.96		(1.45)	103

$—		$11.94		27.70%		$207,959	1.96	%*	1.96	%*	(1.24)%*	50%
—	(b)	9.35	(o)	(40.68	)(o)	175,813	1.97		1.97		(1.38)	130
—	(b)	19.28		0.50		373,169	1.96		1.96		(1.33)	122
—	(b)	21.44		25.82		432,836	1.96		1.96		(1.30)	114
—	(b)	17.04	(j)	9.65	(j)	422,314	1.97		1.97		(1.50)	134
—		15.54		3.12	(e)	489,743	1.96		1.96		(1.45)	103

$—		$14.95		28.22%		$612	1.21	%*	1.21	%*	(0.52)%*	50%
—	(b)	11.66	(p)	(40.27	)(p)	568	1.22		1.22		(0.64)	130
—	(b)	23.02		1.32		1,398	1.21		1.21		(0.53)	122
—	(b)	24.98		26.74		1,064	1.21		1.21		(0.56)	114
—	(b)	19.71	(k)	10.48	(k)	1,131	1.22		1.22		(0.75)	134
—		17.84		3.96	(f)	1,078	1.21		1.21		(0.70)	103

$—		$15.01		28.40%		$1,422	0.93	%*	0.93	%*	(0.21)%*	50%
—	(b)	11.69	(q)	(37.12	)(q)	1,127	0.89	*	0.90	*	(0.24)*	130

$—		$15.64		28.41%		$4,835	0.83	%*	0.83	%*	(0.11)%*	50%
—	(b)	12.18	(r)	(40.02	)(r)	4,122	0.81		0.82		(0.24)	130
—	(b)	23.80		1.73		11,980	0.81		0.81		(0.16)	122
—	(b)	25.66		27.23		9,857	0.81		0.81		(0.14)	114
—	(b)	20.17	(l)	10.89	(l)	7,349	0.82		0.82		(0.36)	134
—		18.18		4.36	(g)	57,815	0.81		0.81		(0.30)	103
(l)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.17 and 10.87%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.03%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.46 and (41.27)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.18 and (41.79)%, respectively.
(o)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.18 and (41.76)%, respectively.
(p)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.45 and (41.35)%, respectively.
(q)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 0.91%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.52 and (38.03)%, respectively.
(r)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 1.03%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.97 and (41.05)%, respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	129

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions to Shareholders from Net Realized Gains
OCC Target Fund (cont.)
Administrative Class
12/31/2009+	$11.97	$(0.03)	$3.40	$3.37	$—
6/30/2009	23.50	(0.06)	(9.81)	(9.87)	(1.66)
6/30/2008	25.42	(0.11)	0.57	0.46	(2.38)
6/30/2007	20.02	(0.09)	5.49	5.40	—
6/30/2006	18.10	(0.12)	2.04	1.92	—
6/30/2005	17.39	(0.09)	0.80	0.71	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Repayments by the Investment Manager increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.06%.

130	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—		$15.34		28.15%		$58	1.08	%*	1.08	%*	(0.39)%*	50%
—	(b)	11.97	(e)	(40.16	)(e)	112	1.06		1.07		(0.45)	130
—	(b)	23.50		1.46		132	1.06		1.06		(0.44)	122
—	(b)	25.42		26.97		193	1.06		1.06		(0.41)	114
—	(b)	20.02	(d)	10.61	(d)	203	1.07		1.07		(0.60)	134
—		18.10		4.08	(c)	206	1.06		1.06		(0.55)	103
(d)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.08%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.01 and 10.53%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.00%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.77 and (41.16)%, respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	131

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
RCM Large-Cap Growth Fund
Class A
12/31/2009+	$10.07	$— (b)	$2.06	$2.06	$(0.04)	$—
6/30/2009	12.94	0.04	(2.66)	(2.62)	(0.03)	(0.22)
6/30/2008	15.04	0.02	(0.89)	(0.87)	(0.03)	(1.20)
6/30/2007	13.67	0.02	2.13	2.15	(0.04)	(0.74)
6/30/2006	12.68	— (b)	0.99	0.99	— (b)	—
6/30/2005	12.13	0.02	0.54	0.56	(0.01)	—
Class B
12/31/2009+	$9.61	$(0.04)	$1.96	$1.92	$— (b)	$—
6/30/2009	12.41	(0.03)	(2.55)	(2.58)	—	(0.22)
6/30/2008	14.55	(0.08)	(0.86)	(0.94)	—	(1.20)
6/30/2007	13.30	(0.09)	2.08	1.99	—	(0.74)
6/30/2006	12.44	(0.10)	0.96	0.86	— (b)	—
6/30/2005	11.98	(0.07)	0.53	0.46	—	—
Class C
12/31/2009+	$9.63	$(0.04)	$1.97	$1.93	$— (b)	$—
6/30/2009	12.44	(0.03)	(2.56)	(2.59)	—	(0.22)
6/30/2008	14.57	(0.08)	(0.85)	(0.93)	—	(1.20)
6/30/2007	13.33	(0.09)	2.07	1.98	—	(0.74)
6/30/2006	12.46	(0.10)	0.97	0.87	— (b)	—
6/30/2005	12.00	(0.07)	0.53	0.46	—	—
Class D
12/31/2009+	$10.06	$— (b)	$2.07	$2.07	$(0.04)	$—
6/30/2009	12.92	0.04	(2.66)	(2.62)	(0.02)	(0.22)
6/30/2008	15.03	0.02	(0.90)	(0.88)	(0.03)	(1.20)
6/30/2007	13.61	0.02	2.14	2.16	—	(0.74)
6/30/2006	12.63	— (b)	0.98	0.98	— (b)	—
6/30/2005	12.08	0.02	0.54	0.56	(0.01)	—
Class R
12/31/2009+	$10.05	$(0.01)	$2.06	$2.05	$(0.01)	$—
6/30/2009	12.91	0.02	(2.66)	(2.64)	—	(0.22)
6/30/2008	15.03	(0.01)	(0.91)	(0.92)	—	(1.20)
6/30/2007	13.64	(0.02)	2.15	2.13	—	(0.74)
6/30/2006	12.69	(0.01)	0.96	0.95	— (b)	—
6/30/2005	12.16	(0.01)	0.54	0.53	—	—
Class P
12/31/2009+	$10.23	$0.02	$2.09	$2.11	$(0.07)	$—
7/7/2008† - 6/30/2009	12.92	0.08	(2.46)	(2.38)	(0.09)	(0.22)
Institutional Class
12/31/2009+	$10.25	$0.02	$2.11	$2.13	$(0.07)	$—
6/30/2009	13.18	0.08	(2.72)	(2.64)	(0.07)	(0.22)
6/30/2008	15.29	0.08	(0.91)	(0.83)	(0.08)	(1.20)
6/30/2007	13.83	0.07	2.17	2.24	(0.04)	(0.74)
6/30/2006	12.82	0.06	1.00	1.06	(0.05)	—
6/30/2005	12.24	0.07	0.55	0.62	(0.04)	—
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.

132	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.04)	$—	(b)	$12.09	(e)	20.45	%(e)	$49,620	1.11	%*	0.01%*	20%
(0.25)	—	(b)	10.07		(19.87)		38,641	1.12		0.40	61
(1.23)	—	(b)	12.94		(6.81)		48,172	1.11		0.16	69
(0.78)	—	(b)	15.04		16.06		51,136	1.11		0.11	54
— (b)	—	(b)	13.67		7.82		56,247	1.12		0.01	74
(0.01)	—		12.68		4.65		43,387	1.18	(c)	0.17	118

$— (b)	$—	(b)	$11.53	(e)	19.99	%(e)	$6,080	1.86	%*	(0.74)%*	20%
(0.22)	—	(b)	9.61		(20.47)		4,714	1.87		(0.36)	61
(1.20)	—	(b)	12.41		(7.52)		8,012	1.86		(0.59)	69
(0.74)	—	(b)	14.55		15.30		10,770	1.86		(0.64)	54
— (b)	—	(b)	13.30		6.92		11,034	1.87		(0.73)	74
—	—		12.44		3.84		8,357	1.93	(c)	(0.59)	118

$— (b)	$—	(b)	$11.56	(e)	20.06	%(e)	$8,754	1.86	%*	(0.73)%*	20%
(0.22)	—	(b)	9.63		(20.50)		6,151	1.87		(0.35)	61
(1.20)	—	(b)	12.44		(7.44)		8,407	1.86		(0.59)	69
(0.74)	—	(b)	14.57		15.19		10,862	1.86		(0.64)	54
— (b)	—	(b)	13.33		6.99		10,312	1.87		(0.74)	74
—	—		12.46		3.83		7,857	1.93	(c)	(0.59)	118

$(0.04)	$—	(b)	$12.09	(e)	20.46	%(e)	$26,358	1.11	%*	0.01%*	20%
(0.24)	—	(b)	10.06		(19.88)		20,748	1.12		0.39	61
(1.23)	—	(b)	12.92		(6.77)		32,447	1.11		0.16	69
(0.74)	—	(b)	15.03		16.06		42,306	1.11		0.11	54
— (b)	—	(b)	13.61		7.77		53,819	1.12		—	74
(0.01)	—		12.63		4.65		57,095	1.19	(c)	0.16	118

$(0.01)	$—	(b)	$12.09	(e)	20.37	%(e)	$4,839	1.36	%*	(0.24)%*	20%
(0.22)	—	(b)	10.05		(20.13)		3,980	1.37		0.16	61
(1.20)	—	(b)	12.91		(7.06)		4,668	1.36		(0.09)	69
(0.74)	—	(b)	15.03		15.88		4,916	1.36		(0.14)	54
— (b)	—	(b)	13.64		7.46		4,346	1.50		(0.06)	74
—	—		12.69		4.39		109	1.43	(c)	(0.11)	118

$(0.07)	$—	(b)	$12.27	(e)	20.67	%(e)	$2,734	0.83	%*	0.29%*	20%
(0.31)	—	(b)	10.23		(17.98)		2,216	0.81	*	0.84 *	61

$(0.07)	$—	(b)	$12.31	(e)	20.72	%(e)	$291,318	0.73	%*	0.39%*	20%
(0.29)	—	(b)	10.25		(19.53)		240,441	0.72		0.80	61
(1.28)	—	(b)	13.18		(6.47)		349,529	0.71		0.56	69
(0.78)	—	(b)	15.29		16.59		348,598	0.71		0.51	54
(0.05)	—	(b)	13.83		8.25		350,125	0.72		0.41	74
(0.04)	—		12.82		5.05		326,773	0.75	(d)	0.60	118
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(e)	Payments from Affiliates increased the end of period net asset value per share and total return by less than $0.01 and 0.01% respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	133

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
RCM Large-Cap Growth Fund (cont.)
Administrative Class
12/31/2009+	$10.15	$0.01	$2.09	$2.10	$(0.06)	$—
6/30/2009	13.05	0.06	(2.69)	(2.63)	(0.05)	(0.22)
6/30/2008	15.22	0.04	(0.90)	(0.86)	(0.11)	(1.20)
6/30/2007	13.77	0.04	2.17	2.21	(0.02)	(0.74)
6/30/2006	12.77	0.02	0.99	1.01	(0.01)	—
6/30/2005	12.21	0.04	0.54	0.58	(0.02)	—
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.

134	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.06)	$—	(b)	$12.19	(d)	20.68	%(d)	$23,867	0.98	%*	0.14	%*	20%
(0.27)	—	(b)	10.15		(19.78)		16,555	0.97		0.56		61
(1.31)	—	(b)	13.05		(6.69)		19,559	0.96		0.28		69
(0.76)	—	(b)	15.22		16.37		65,777	0.96		0.26		54
(0.01)	—	(b)	13.77		7.94		63,534	0.97		0.15		74
(0.02)	—		12.77		4.79		64,592	1.00	(c)	0.36		118
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(d)	Payments from Affiliates increased the end of period net asset value per share and total return by less than $0.01 and 0.01% respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	135

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)			Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income			Distributions to Shareholders from Net Realized Gains
RCM Mid-Cap Fund
Class A
12/31/2009+	$1.95		$(0.01)		$0.49	$0.48	$	(—	)(b)	$—
6/30/2009	2.67		(—	)(b)	(0.71)	(0.71)		—		(0.01)
6/30/2008	2.87		(0.01)		(0.16)	(0.17)		—		(0.03)
6/30/2007	2.89		(0.01)		0.57	0.56		—		(0.58)
6/30/2006	2.58		(0.02)		0.33	0.31		—		—
6/30/2005	2.48		(0.01)		0.11	0.10		—		—
Class B
12/31/2009+	$1.86		$(0.01)		$0.46	$0.45	$	(—	)(b)	$—
6/30/2009	2.56		(0.02)		(0.67)	(0.69)		—		(0.01)
6/30/2008	2.78		(0.03)		(0.16)	(0.19)		—		(0.03)
6/30/2007	2.83		(0.03)		0.56	0.53		—		(0.58)
6/30/2006	2.55		(0.04)		0.32	0.28		—		—
6/30/2005	2.47		(0.03)		0.11	0.08		—		—
Class C
12/31/2009+	$1.85		$(0.01)		$0.46	$0.45	$	(—	)(b)	$—
6/30/2009	2.55		(0.02)		(0.67)	(0.69)		—		(0.01)
6/30/2008	2.77		(0.03)		(0.16)	(0.19)		—		(0.03)
6/30/2007	2.82		(0.03)		0.56	0.53		—		(0.58)
6/30/2006	2.54		(0.04)		0.32	0.28		—		—
6/30/2005	2.47		(0.03)		0.10	0.07		—		—
Class D
12/31/2009+	$1.98	$	(—	)(b)	$0.49	$0.49	$	(—	)(b)	$—
6/30/2009	2.70		(—	)(b)	(0.71)	(0.71)		—		(0.01)
6/30/2008	2.91		(0.01)		(0.17)	(0.18)		—		(0.03)
6/30/2007	2.92		(0.01)		0.58	0.57		—		(0.58)
6/30/2006	2.61		(0.02)		0.33	0.31		—		—
6/30/2005	2.51		(0.01)		0.11	0.10		—		—
Class R
12/31/2009+	$1.97		$(0.01)		$0.49	$0.48	$	(—	)(b)	$—
6/30/2009	2.69		(0.01)		(0.70)	(0.71)		—		(0.01)
6/30/2008	2.91		(0.02)		(0.17)	(0.19)		—		(0.03)
6/30/2007	2.92		(0.02)		0.59	0.57		—		(0.58)
6/30/2006	2.62		(0.02)		0.32	0.30		—		—
6/30/2005	2.53		(0.02)		0.11	0.09		—		—
Institutional Class
12/31/2009+	$2.07	$	(—	)(b)	$0.51	$0.51	$	(—	)(b)	$—
6/30/2009	2.81		—	(b)	(0.73)	(0.73)		—		(0.01)
6/30/2008	3.01		—	(b)	(0.17)	(0.17)		—		(0.03)
6/30/2007	2.99		(—	)(b)	0.60	0.60		—		(0.58)
6/30/2006	2.67		(—	)(b)	0.32	0.32		—		—
6/30/2005	2.55		(—	)(b)	0.12	0.12		—		—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(e)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.87 and 11.38%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.81 and 10.34%, respectively.

136	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions			Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$	(—	)(b)	$—		$2.43		24.62%	$4,646	1.14	%*	(0.47)%*	59%
	(0.01)		—	(b)	1.95		(26.34)	2,608	1.14		(0.20)	139
	(0.03)		—	(b)	2.67		(6.40)	3,146	1.13		(0.35)	107
	(0.58)		—	(b)	2.87		21.69	3,640	1.17		(0.49)	102
	—		—	(b)	2.89	(e)	12.02 (e)	4,046	1.15		(0.52)	161
	—		—		2.58		4.03	3,336	1.22	(c)	(0.59)	147

$	(—	)(b)	$—		$2.31		24.20%	$2,067	1.90	%*	(1.18)%*	59%
	(0.01)		—	(b)	1.86		(26.98)	1,260	1.89		(0.96)	139
	(0.03)		—	(b)	2.56		(6.97)	1,913	1.89		(1.11)	107
	(0.58)		—	(b)	2.78		21.08	2,412	1.92		(1.24)	102
	—		—	(b)	2.83	(f)	10.98 (f)	2,655	1.90		(1.26)	161
	—		—		2.55		3.24	1,642	1.98	(c)	(1.35)	147

$	(—	)(b)	$—		$2.30		24.33%	$2,895	1.90	%*	(1.18)%*	59%
	(0.01)		—	(b)	1.85		(27.09)	2,042	1.88		(0.95)	139
	(0.03)		—	(b)	2.55		(6.99)	2,264	1.89		(1.11)	107
	(0.58)		—	(b)	2.77		21.17	2,764	1.92		(1.25)	102
	—		—	(b)	2.82	(g)	11.02 (g)	3,483	1.90		(1.26)	161
	—		—		2.54		2.83	2,335	1.98	(c)	(1.35)	147

$	(—	)(b)	$—		$2.47		24.85%	$1,572	1.15	%*	(0.39)%*	59%
	(0.01)		—	(b)	1.98		(26.32)	638	1.14		(0.21)	139
	(0.03)		—	(b)	2.70		(6.31)	927	1.13		(0.35)	107
	(0.58)		—	(b)	2.91		21.86	973	1.17		(0.49)	102
	—		—	(b)	2.92	(h)	11.88 (h)	1,088	1.15		(0.52)	161
	—		—		2.61		3.98	851	1.23	(c)	(0.60)	147

$	(—	)(b)	$—		$2.45		24.48%	$128	1.40	%*	(0.68)%*	59%
	(0.01)		—	(b)	1.97		(26.42)	76	1.38		(0.36)	139
	(0.03)		—	(b)	2.69		(6.66)	24	1.39		(0.73)	107
	(0.58)		—	(b)	2.91		21.86	231	1.38		(0.70)	102
	—		—	(b)	2.92	(i)	11.45 (i)	185	1.40		(0.78)	161
	—		—		2.62		3.56	136	1.46	(c)	(0.77)	147

$	(—	)(b)	$—		$2.58		24.80%	$42,520	0.77	%*	(0.06)%*	59%
	(0.01)		—	(b)	2.07		(26.00)	35,085	0.74		0.19	139
	(0.03)		—	(b)	2.81		(6.08)	64,922	0.73		0.05	107
	(0.58)		—	(b)	3.01		22.75	74,623	0.77		(0.10)	102
	—		—	(b)	2.99	(j)	11.99 (j)	101,757	0.75		(0.13)	161
	—		—		2.67		4.71	114,914	0.79	(d)	(0.17)	147
(g)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.65%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.80 and 10.37%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.90 and 11.25%, respectively.
(i)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.90 and 10.82%, respectively.
(j)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.97 and 11.37%, respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	137

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)			Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income			Distributions to Shareholders from Net Realized Gains
RCM Mid-Cap Fund (cont.)
Administrative Class
12/31/2009+	$2.01	$	(—	)(b)	$0.50	$0.50	$	(—	)(b)	$—
6/30/2009	2.74		(—	)(b)	(0.72)	(0.72)		—		(0.01)
6/30/2008	2.94		(0.01)		(0.16)	(0.17)		—		(0.03)
6/30/2007	2.94		(0.01)		0.59	0.58		—		(0.58)
6/30/2006	2.64		(0.01)		0.31	0.30		—		—
6/30/2005	2.53		(0.01)		0.12	0.11		—		—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.92 and 10.74%, respectively.

138	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions			Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$	(—	)(b)	$—		$2.51		24.90%	$14	1.02	%*	(0.31)%*	59%
	(0.01)		—	(b)	2.01		(26.30)	11	0.99		(0.16)	139
	(0.03)		—	(b)	2.74		(6.23)	1,104	0.98		(0.20)	107
	(0.58)		—	(b)	2.94		22.44	1,272	1.02		(0.32)	102
	—		—	(b)	2.94	(d)	11.36 (d)	470	1.04		(0.42)	161
	—		—		2.64		4.35	12	1.04	(c)	(0.41)	147

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	139

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions to Shareholders from Net Realized Gains
RCM Strategic Growth Fund
Class A
12/31/2009+	$12.34	$(0.05)	$2.45	$2.40	$—
6/30/2009	15.65	(0.06)	(3.25)	(3.31)	—
6/30/2008	16.18	(0.12)	0.10	(0.02)	(0.51)
6/30/2007	13.56	(0.05)	2.67	2.62	—
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—
Class C
12/31/2009+	$12.04	$(0.10)	$2.38	$2.28	$—
6/30/2009	15.37	(0.15)	(3.18)	(3.33)	—
6/30/2008	16.02	(0.24)	0.10	(0.14)	(0.51)
6/30/2007	13.53	(0.16)	2.65	2.49	—
3/31/2006† - 6/30/2006	15.00	(0.05)	(1.42)	(1.47)	—
Class D
12/31/2009+	$12.33	$(0.05)	$2.44	$2.39	$—
6/30/2009	15.64	(0.05)	(3.26)	(3.31)	—
6/30/2008	16.18	(0.12)	0.09	(0.03)	(0.51)
6/30/2007	13.56	(0.05)	2.67	2.62	—
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—
Class P
12/31/2009+	$12.48	$(0.03)	$2.47	$2.44	$—
7/7/2008† - 6/30/2009	15.32	(0.02)	(2.82)	(2.84)	—
Institutional Class
12/31/2009+	$12.49	$(0.03)	$2.49	$2.46	$—
6/30/2009	15.79	(0.01)	(3.29)	(3.30)	—
6/30/2008	16.26	(0.05)	0.09	0.04	(0.51)
6/30/2007	13.57	— (b)	2.69	2.69	—
3/31/2006† - 6/30/2006	15.00	(0.01)	(1.42)	(1.43)	—
Administrative Class
12/31/2009+	$12.39	$(0.04)	$2.46	$2.42	$—
6/30/2009	15.70	(0.04)	(3.27)	(3.31)	—
6/30/2008	16.21	(0.09)	0.09	—	(0.51)
6/30/2007	13.56	(0.03)	2.68	2.65	—
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

140	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$14.74	19.45%	$4,381	1.70	%*	(0.75)%*	46%
—	(b)	12.34	(21.15)	2,051	1.71		(0.51)	139
—		15.65	(0.46)	2,273	1.80		(0.72)	107
—		16.18	19.23	810	1.69		(0.37)	177
—		13.56	(9.53)	403	1.64	*	(0.44)*	113

$—		$14.32	18.94%	$1,997	2.44	%*	(1.46)%*	46%
—	(b)	12.04	(21.67)	553	2.47		(1.27)	139
—		15.37	(1.28)	488	2.56		(1.47)	107
—		16.02	18.39	68	2.42		(1.03)	177
—		13.53	(9.73)	9	2.48	*	(1.47)*	113

$—		$14.72	19.38%	$741	1.70	%*	(0.70)%*	46%
—	(b)	12.33	(21.16)	185	1.70		(0.44)	139
—		15.64	(0.52)	73	1.81		(0.71)	107
—	(b)	16.18	19.32	26	1.69		(0.35)	177
—	(b)	13.56	9.60	15	1.71	*	(0.64)*	113

$—		$14.92	19.55%	$180	1.43	%*	(0.45)%*	46%
—	(b)	12.48	(18.54)	8	1.41	*	(0.17)*	139

$—		$14.95	19.70%	$3,077	1.32	%*	(0.38)%*	46%
—	(b)	12.49	(20.90)	2,571	1.31		(0.09)	139
—		15.79	(0.08)	3,249	1.38		(0.29)	107
—	(b)	16.26	19.73	3,251	1.29		0.03	177
—		13.57	(9.47)	2,714	1.31	*	(0.29)*	113

$—		$14.81	19.53%	$10	1.57	%*	(0.62)%*	46%
—	(b)	12.39	(21.08)	9	1.57		(0.34)	139
—		15.70	(0.33)	11	1.63		(0.54)	107
—	(b)	16.21	19.45	11	1.54		(0.22)	177
—		13.56	(9.53)	9	1.55	*	(0.53)*	113

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	141

Notes to Financial Statements

December 31, 2009 (unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of twenty-nine separate investment funds (the “Fund” or “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Trust may offer up to seven classes of shares: A, C, D, R, P, Institutional and Administrative. Effective November 1, 2009, Class B shares of the Funds were no longer available for purchase except through exchange or dividend reinvestments. These financial statements pertain to eighteen of the Funds offered by the Trust.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair valued, in good faith, pursuant to procedures established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of a Fund’s shares may be affected by changed in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by a Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that each Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing models.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

142	Allianz Funds Semiannual Report	12.31.09

A summary of the inputs used at December 31, 2009 in valuing each Fund’s assets and liabilities is listed below (amounts in thousands):

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value 12/31/09

CCM Capital Appreciation:
Investments in Securities–Assets
Common Stock	$963,427	—	—	$963,427
Repurchase Agreements	—	$26,478	—	26,478
Total Investments	$963,427	$26,478	—	$989,905

CCM Emerging Companies:
Investments in Securities–Assets
Common Stock	$75,604	—	—	$75,604
Repurchase Agreements	—	$238	—	238
Total Investments	$75,604	$238	—	$75,842

CCM Focused Growth:
Investments in Securities–Assets
Common Stock	$46,599	—	—	$46,599
Repurchase Agreements	—	$1,188	—	1,188
Total Investments	$46,599	$1,188	—	$47,787

CCM Mid-Cap:
Investments in Securities–Assets
Common Stock	$787,888	—	—	$787,888
Repurchase Agreements	—	$20,584	—	20,584
Total Investments	$787,888	$20,584	—	$808,472

NACM Growth:
Investments in Securities–Assets
Common Stock	$40,810	—	—	$40,810
Repurchase Agreements	—	$470	—	470
Total Investments	$40,810	$470	—	$41,280

NACM Income & Growth:
Investments in Securities–Assets
Common Stock	$24,785	—	—	$24,785
Corporate Bonds & Notes	—	$23,874	—	23,874
Convertible Bonds	—	14,684	—	14,684
Convertible Preferred Stock:
Chemicals	—	555	—	555
Consumer Finance	—	515	—	515
Financial Services	—	—	$43	43
Food Products	628	363	—	991
Household Durables	518	609	—	1,127
Insurance	413	577	—	990
Metals & Mining	—	279	—	279
Oil & Gas	—	943	—	943
Pharmaceuticals	572	518	—	1,090
Utilities	—	458	—	458
All Other	3,247	—	—	3,247
Repurchase Agreements	—	4,087	—	4,087
Total Investments	$30,163	$47,462	$43	$77,668

NACM Mid-Cap Growth:
Investments in Securities–Assets
Common Stock	$5,537	—	—	$5,537
Total Investments	$5,537	—	—	$5,537

12.31.09	Allianz Funds Semiannual Report	143

Notes to Financial Statements  (Cont.)

December 31, 2009 (unaudited)

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value 12/31/09

NFJ All-Cap Value:
Investments in Securities–Assets
Common Stock
Oil, Gas & Consumable Fuels	$3,776	—	—	(a)	$3,776
All Other	16,699	—	—		16,699
Preferred Stock:
Oil, Gas & Consumable Fuels	—	—	—	(a)	—
Repurchase Agreements	—	$476	—		476
Total Investments	$20,475	$476	—	(a)	$20,951

NFJ Dividend Value:
Investments in Securities–Assets
Common Stock	$6,803,494	—	—		$6,803,494
Repurchase Agreements	—	$30,765	—		30,765
Total Investments	$6,803,494	$30,765	—		$6,834,259

NFJ Large-Cap Value:
Investments in Securities–Assets
Common Stock	$1,268,629	—	—		$1,268,629
Repurchase Agreements	—	$32,238	—		32,238
Total Investments	$1,268,629	$32,238	—		$1,300,867

NFJ Mid-Cap Value:
Investments in Securities–Assets
Common Stock	$9,760	—	—		$9,760
Repurchase Agreements	—	$146	—		146
Total Investments	$9,760	$146	—		$9,906

NFJ Small-Cap Value:
Investments in Securities–Assets
Common Stock	$5,719,363	—	—		$5,719,363
Mutual Fund	61,339	—	—		61,339
Repurchase Agreements	—	$313,372	—		313,372
Total Investments	$5,780,702	$313,372	—		$6,094,074

OCC Growth:
Investments in Securities–Assets
Common Stock	$657,946	—	—		$657,946
Convertible Preferred Stock	5,375	—	—		5,375
Repurchase Agreements	—	$123,523	—		123,523
Total Investments	$663,321	$123,523	—		$786,844

OCC Opportunity:
Investments in Securities–Assets
Common Stock	$250,176	—	—		$250,176
Repurchase Agreements	—	$833	—		833
Total Investments	$250,176	$833	—		$251,009

OCC Target:
Investments in Securities–Assets
Common Stock	$333,431	—	—		$333,431
Repurchase Agreements	—	$2,364	—		2,364
Total Investments	$333,431	$2,364	—		$335,795

(a)	Less than $500.

144	Allianz Funds Semiannual Report	12.31.09

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value 12/31/09

RCM Large-Cap Growth:
Investments in Securities–Assets
Common Stock	$402,733	—	—	$402,733
Repurchase Agreements	—	$10,356	—	10,356
Options Purchased	5,372	—	—	5,372
Total Investments in Securities–Assets	$408,105	$10,356	—	$418,461
Investments in Securities–Liabilities
Options Written, at value	$(5,404)	$(81)	—	$(5,485)
Total Investments	$402,701	$10,275	—	$412,976

RCM Mid-Cap:
Investments in Securities–Assets
Common Stock	$53,546	—	—	$53,546
Repurchase Agreements	—	$229	—	229
Total Investments	$53,546	$229	—	$53,775

RCM Strategic Growth:
Investments in Securities–Assets
Common Stock	$9,948	—	—	$9,948
Exchange-Traded Funds	23	—	—	23
Short-Term Investments	—	$626	—	626
Options Purchased	299	—	—	299
Total Investments in Securities–Assets	$10,270	$626	—	$10,896
Investments in Securities–Liabilities
Options Written, at value	$(517)	$(3)	—	$(520)
Securities Sold Short, at value	(174)	—	—	(174)
Total Investments in Securities–Liabilities	$(691)	$(3)	—	$(694)
Total Investments	$9,579	$623	—	$10,202

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended December 31, 2009, was as follows (amounts in thousands):

	Beginning Balance 6/30/09	Net Purchases (Sales) and Settlements	Accrued Discount (Premiums)	Realized Gain (Loss)	Total Change in Unrealized Appreciation/ Depreciation	Transfers in and/or out of Level 3	Ending Balance 12/31/09

NACM Income & Growth:
Investments in Securities–Assets
Convertible Preferred Stock:
Financial Services	$43	—	—	—	—	—	$43
Investments in Securities–Liabilities
Options Written, at value	$(55)	—	—	$81	$(26)	—	—
Total Investments	$(12)	—	—	$81	$(26)	—	$43

There was no change in unrealized appreciation/depreciation of investments in NACM Income & Growth Fund held at December 31, 2009. Change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

	Beginning Balance 6/30/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Transfers in and/or out of Level 3	Ending Balance 12/31/09

NFJ All-Cap Value:
Investments in Securities—Assets
Common Stock:
Oil, Gas & Consumable Fuels	$34	—	—	—	$(34)	—	—	(a)
Preferred Stock:
Oil, Gas & Consumable Fuels	101	—	—	—	(101)	—	—	(a)
Total Investments	135	—	—	—	(135)	—	—	(a)

(a)	Less than $500.

12.31.09	Allianz Funds Semiannual Report	145

Notes to Financial Statements  (Cont.)

December 31, 2009 (unaudited)

The net change in unrealized appreciation/depreciation of investments that NFJ All-Cap Value held at December 31, 2009, was $(135). Changes in unrealized appreciation/depreciation is reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Expenses are recorded on an accrual basis.

Dividends received by real estate investment trust securities may include a return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gain.

(d) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except NACM Income & Growth, NFJ Dividend Value, NFJ Large-Cap Value and NFJ Mid-Cap Value), are declared and distributed annually. Dividends from net investment income and short-term capital gains, if any, for NACM Income & Growth are declared and distributed monthly. Dividends from net investment income for NFJ Dividend Value, NFJ Large-Cap Value and NFJ Mid-Cap Value, are declared and distributed quarterly. Net realized capital gains earned by a Fund, if any, will be distributed annually.

The Funds record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and has been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Federal Income Taxes.  Each Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on the extent of distributions to Shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at December 31, 2009. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and change in unrealized gain (loss) on investments.

(h) Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ All-Cap Value Fund—$5,536, NFJ Dividend Value—$2,049,852, NFJ Mid-Cap Value Fund—$594, NFJ Small-Cap Value—$306,436, OCC Growth—$87,481, RCM Large-Cap Growth—$7,916, RCM Mid-Cap—$390 and RCM Strategic Growth—$166.

(i) Repurchase Agreements.  The Funds enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). The Funds, through its custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value or the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The Funds are exposed to various risks such as, but not limited to, interest rate, foreign currency, market price and credit/counterparty risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide

146	Allianz Funds Semiannual Report	12.31.09

exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and change in unrealized gain (loss) on investments.

The Funds may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common stock and preferred stock or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Funds may be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Funds may minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract or repurchase agreement is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk The Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments.

Cadence Capital Management LLC (“CCM”), NFJ Investment Group LLC (“NFJ”), Nicholas-Applegate Capital Management LLC (“NACM”), Oppenheimer Capital LLC (“OCC”) and RCM Capital Management LLC (“RCM”), as the investment sub-advisers, minimize the Funds’ counterparty risks by performing reviews of each counterparty. Delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. The Funds reflect derivatives at fair value and recognize changes in fair value through the Statements of Operations, and such do not qualify for hedge accounting treatment.

Options Contracts.  Certain Funds write (sell) put and call options on securities for hedging purpose, risk management purposes or otherwise as part of its investment strategy. The risk associated with purchasing an option is the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with and equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

Short Sales.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which the Funds sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When the Funds engage in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Funds. A short sale is “against the box” if the Fund hold in its portfolio or has the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Funds’ loss on a short sale could theoretically be unlimited in cases where the Funds are unable, for whatever reason, to close out its short position.

12.31.09	Allianz Funds Semiannual Report	147

Notes to Financial Statements  (Cont.)

December 31, 2009 (unaudited)

Fair Value of Derivative Instruments at December 31, 2009

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

The effect of derivative instruments on the Funds’ Statements of Assets and Liabilities at December 31, 2009 (amounts in thousands):

RCM Large-Cap Growth:
Location	Equity Contracts
Asset Derivatives:
Investments, at value (options purchased)	$ 5,372
Liability Derivatives:
Options written, at value	$(5,485)

RCM Strategic Growth:
Location	Equity Contracts
Asset Derivatives:
Investments, at value (options purchased)	$ 299
Liability Derivatives:
Options written, at value	$(520)
Payable for securities sold short	(174)
Total Liability Derivatives	$(694)

The effect of derivative instruments on the Funds’ Statements of Operations for the six months ended December 31, 2009 (amounts in thousands):

NACM Income & Growth:
Location	Equity Contracts
Realized Gain on:
Options written	$155
Net Change in Unrealized Appreciation/Depreciation of:
Options written	$ (62)

RCM Large-Cap Growth:
Location	Equity Contracts
Realized Gain (Loss) on:
Investments (options purchased)	$ 198
Options written	(1,250)
Total Realized Loss	$(1,052)
Net Change in Unrealized Appreciation/Depreciation of:
Investments (options purchased)	$ 2,688
Options written	(1,752)
Total Net Change in Unrealized Appreciation/Depreciation	$ 936

RCM Strategic Growth:
Location	Equity Contracts
Realized Loss on:
Investments (options purchased)	$ (34)
Options written	(45)
Securities sold short	(26)
Total Realized Loss	$(105)
Net Change in Unrealized Appreciation/Depreciation of:
Investments (options purchased)	$ 70
Options written	(47)
Securities sold short	(10)
Total Net Change in Unrealized Appreciation/Depreciation	$ 13

The volumes indicated in the options written table (see Note 5a) are indicative of the amounts throughout the six-month period ended December 31, 2009.

4.	INVESTMENT MANAGER / DISTRIBUTOR / FEES & EXPENSES

Investment Advisory Fee.  The Investment Manager serves as investment manager to the Trust, pursuant to an investment management contract. The Investment Manager receives a monthly fee from each Fund at an annual rate based on the average daily net assets of each Fund. The Investment Management Fee is charged at the annual rate as noted in the table.

Each of the Funds has a sub-adviser, which, under supervision of the Investment Manager, directs the investments of each Fund’s assets. The advisory fees received by the Investment Manager are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Investment Manager provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets.

148	Allianz Funds Semiannual Report	12.31.09

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as noted in the following table:

	All Classes		Institutional Class(1)			Admin. Class(1)			Class A, B, C, D and R(1)(2)		Class P(1)

	Investment Management Fee		Administration Fee		Effective Administration Fee	Administration Fee		Effective Administration Fee	Administration Fee	Effective Administration Fee	Administration Fee	Effective Administration Fee
CCM Capital Appreciation	0.45%		0.30%	(3)	0.24%	0.30%	(3)	0.24%	0.40%	0.39%	0.40%	0.36%
CCM Emerging Companies	1.25%	(4)	0.30%	(3)	0.25%	0.30%	(3)	0.25%	N/A	N/A	N/A	N/A
CCM Focused Growth	0.45%		0.30%		0.26%	0.30%		0.27%	0.40%	0.40%	0.40%	0.37%
CCM Mid-Cap	0.45%		0.30%	(3)	0.24%	0.30%	(3)	0.24%	0.40%	0.39%	0.40%	0.36%
NACM Growth	0.50%		0.30%		0.27%	0.30%		0.27%	0.40%	0.40%	0.40%	0.37%
NACM Income & Growth	0.65%		0.30%		0.27%	N/A		N/A	0.40%	0.40%	0.40%	0.37%
NACM Mid-Cap Growth	0.65%		0.30%		0.27%	N/A		N/A	0.40%	0.40%	0.40%	0.37%
NFJ All-Cap Value	0.65%		0.30%		0.27%	0.30%		0.27%	0.40%	0.40%	0.40%	0.37%
NFJ Dividend Value	0.45%	(5)	0.30%		0.22%	0.30%		0.22%	0.40%	0.34%	0.40%	0.32%
NFJ Large-Cap Value	0.45%		0.30%		0.25%	0.30%		0.25%	0.40%	0.39%	0.40%	0.35%
NFJ Mid-Cap Value	0.60%		0.30%		0.27%	N/A		N/A	0.40%	0.40%	0.40%	0.37%
NFJ Small-Cap Value	0.60%	(6)	0.30%	(3)	0.21%	0.30%	(3)	0.21%	0.40%	0.36%	0.40%	0.33%
OCC Growth	0.50%		0.30%		0.27%	0.30%		0.27%	0.40%	0.40%	0.40%	0.37%
OCC Opportunity	0.65%		0.30%		0.27%	0.30%		0.27%	0.40%	0.40%	0.40%	0.37%
OCC Target	0.55%		0.30%		0.27%	0.30%		0.27%	0.40%	0.40%	0.40%	0.37%
RCM Large-Cap Growth	0.45%		0.30%		0.27%	0.30%		0.27%	0.40%	0.40%	0.40%	0.37%
RCM Mid-Cap	0.47%		0.30%		0.27%	0.30%		0.27%	0.40%	0.40%	N/A	N/A
RCM Strategic Growth	1.00%		0.30%		0.27%	0.30%		0.27%	0.40%	0.40%	0.40%	0.37%

(1)

Total Administrative fee rate for each class of shares shall be reduced according to the following schedule, by 0.025% per annum on net assets in excess of $1 billion, by an additional 0.025% per annum on net assets in excess of $2.5 billion, by and additional 0.025% per annum on net assets in excess of $5 billion and by an additional 0.025% per annum on net assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro-rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(2)

The administration agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of an additional 0.25% for Class D shares. Therefore, the administrative fee rate for Class D shares of each Fund is 0.25% greater than the fee set forth above

(3)

For the CCM Capital Appreciation, CCM Emerging Companies, CCM Mid-Cap and NFJ Small-Cap Value, the Investment Manager has voluntarily agreed to observe, through October 31, 2010, an irrevocable waiver of a portion of its administrative fees paid by Institutional and Administrative Class shares in the amount of 0.05% of the Fund’s average daily net assets attributable to these particular share classes.

(4)	Does not reflect the voluntary fee waiver of 0.10% currently in effect. While the fee waiver is in effect, the total advisory fees will be 1.15%.
(5)	Subject to a reduction of 0.025% on net assets in excess of $7.5 billion and an additional 0.025% on net assets in excess of $10 billion, based on the Fund’s average daily net assets.
(6)

Subject to a reduction of 0.025% on net assets in excess of $3 billion, an additional 0.025% on net assets in excess of $4 billion and an additional 0.025% on net assets in excess of $5 billion, based on the Fund’s average daily net assets.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (The “Distributor”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2009.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the Class D shares of the Trust, the Trust compensates the Distributor or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class D.

The Trust paid the Distributor distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

12.31.09	Allianz Funds Semiannual Report	149

Notes to Financial Statements  (Cont.)

December 31, 2009 (unaudited)

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2009, AGID received $539,547 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Manager or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Manager or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

5.	INVESTMENTS IN SECURITIES

Purchases and sales of Investments, other than short-term securities and U.S. Government/Agency securities for the six months ended December 31, 2009, were as follows (amounts in thousands):

	Purchases	Sales
CCM Capital Appreciation	$440,106	$487,083
CCM Emerging Companies	50,994	68,169
CCM Focused Growth	52,085	114,962
CCM Mid-Cap	433,016	508,224
NACM Growth	26,734	24,667
NACM Income & Growth	74,698	56,484
NACM Mid-Cap Growth	3,564	3,013
NFJ All-Cap Value	2,450	3,233
NFJ Dividend Value	1,244,864	1,709,059
NFJ Large-Cap Value	275,880	208,253
NFJ Mid-Cap Value	2,148	1,546
NFJ Small-Cap Value	619,778	679,372
OCC Growth	387,165	245,697
OCC Opportunity	164,965	152,915
OCC Target	154,202	167,131
RCM Large-Cap Growth	82,537	75,288
RCM Mid-Cap	31,272	29,650
RCM Strategic Growth	6,588	3,399

(a) TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts and notional amounts):

	NACM Income & Growth			RCM Large-Cap Growth		RCM Strategic Growth
	Contracts	Notional Amount	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2009	1,209	$11,200	$150	23,481	$6,683	1,683	$522
Sales	6,482	64,650	796	32,202	5,839	3,217	660
Closing Buys	(2,822)	(11,775)	(313)	(17,619)	(3,926)	(1,559)	(442)
Expirations	(4,869)	(64,075)	(633)	(2,170)	(582)	(589)	(89)
Balance at 12/31/2009	—	—	—	35,894	$8,014	2,752	$651

150	Allianz Funds Semiannual Report	12.31.09

6.	INCOME TAX INFORMATION

At December 31, 2009, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CCM Capital Appreciation	$828,549	$173,625	$(12,269)	$161,356
CCM Emerging Companies	65,370	13,434	(2,962)	10,472
CCM Focused Growth	41,371	6,831	(415)	6,416
CCM Mid-Cap	685,563	133,636	(10,727)	122,909
NACM Growth	34,989	6,588	(297)	6,291
NACM Income & Growth	76,547	3,485	(2,364)	1,121
NACM Mid-Cap Growth	4,555	1,042	(60)	982
NFJ All-Cap Value	21,107	2,428	(2,584)	(156)
NFJ Dividend Value	7,114,942	465,818	(746,501)	(280,683)
NFJ Large-Cap Value	1,303,896	95,198	(98,227)	(3,029)
NFJ Mid-Cap Value	9,270	1,279	(643)	636
NFJ Small-Cap Value	5,130,749	1,124,801	(161,476)	963,325
OCC Growth	698,246	92,083	(3,485)	88,598
OCC Opportunity	218,253	44,610	(11,854)	32,756
OCC Target	268,346	74,698	(7,249)	67,449
RCM Large-Cap Growth	360,110	66,088	(7,737)	58,351
RCM Mid-Cap	44,147	10,089	(461)	9,628
RCM Strategic Growth	9,380	1,634	(118)	1,516

12.31.09	Allianz Funds Semiannual Report	151

Notes to Financial Statements  (Cont.)

December 31, 2009 (unaudited)

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation				CCM Emerging Companies				CCM Focused Growth
	Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount

Shares sold:
Class A	1,025	$13,903	3,514	$45,301	—	—	—	—	26	$188	309		$2,231
Class B	19	235	95	1,068	—	—	—	—	—	—	—		—
Class C	125	1,522	386	4,376	—	—	—	—	19	138	250		1,677
Class D	8,320	109,949	6,506	84,591	—	—	—	—	18	131	162		1,166
Class R	61	809	218	2,750	—	—	—	—	—	—	—		—
Class P	308	4,137	376	4,515	—	—	—	—	11	75	12		85
Institutional Class	1,500	20,655	6,563	96,671	231	$3,136	1,388	$17,588	614	4,625	2,628		17,791
Administrative Class	873	11,688	3,779	48,599	70	897	280	3,202	—	—	—		—
Issued in reinvestment of dividends and distributions:
Class A	16	220	— *	— *	—	—	—	—	6	48	—	*	—	*
Class B	— *	— *	— *	— *	—	—	—	—	—	—	—		—
Class C	— *	— *	— *	— *	—	—	—	—	1	6	—	*	1
Class D	80	1,110	7	82	—	—	—	—	3	20	—	*	—	*
Class R	— *	— *	— *	— *	—	—	—	—	—	—	—		—
Class P	1	10	— *	— *	—	—	—	—	— *	— *	—	*	—	*
Institutional Class	111	1,611	46	548	—	—	—	—	63	485	37		227
Administrative Class	75	1,068	14	168	—	—	—	—	— *	— *	—	*	—	*
Cost of shares redeemed:
Class A	(3,774)	(50,124)	(12,330)	(156,748)	—	—	—	—	(191)	(1,416)	(347)		(2,278)
Class B	(239)	(2,857)	(1,215)	(14,764)	—	—	—	—	—	—	—		—
Class C	(699)	(8,450)	(2,121)	(24,852)	—	—	—	—	(116)	(833)	(171)		(1,114)
Class D	(1,176)	(15,938)	(1,569)	(19,079)	—	—	—	—	(9)	(65)	(156)		(1,093)
Class R	(486)	(6,542)	(259)	(3,473)	—	—	—	—	—	—	—		—
Class P	(127)	(1,771)	(27)	(334)	—	—	—	—	—	—	—		—
Institutional Class	(4,557)	(64,507)	(8,680)	(112,347)	(1,556)	(21,678)	(7,917)	(95,557)	(9,254)	(69,594)	(1,612)		(11,206)
Administrative Class	(3,460)	(43,321)	(7,398)	(104,134)	(129)	(1,682)	(556)	(7,086)	—	—	—		—
Net increase (decrease) resulting from Fund share transactions	(2,004)	$(26,593)	(12,095)	$(147,062)	(1,384)	$(19,327)	(6,805)	$(81,853)	(8,809)	$(66,192)	1,112		$7,487
*	A zero balance may reflect actual amounts rounding to less than one thousand.

152	Allianz Funds Semiannual Report	12.31.09

	CCM Mid-Cap				NACM Growth				NACM Income & Growth
	Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	1,057	$18,672	3,925	$62,078	91	$1,027	379	$3,849	1,515	$17,258	1,476	$14,608
Class B	14	226	87	1,333	18	182	115	1,078	—	—	—	—
Class C	75	1,158	271	4,070	37	395	126	1,219	957	10,958	581	5,531
Class D	33	573	1,235	27,402	7	79	6	57	326	3,808	54	547
Class R	228	3,965	837	14,392	—	—	—	—	—	—	—	—
Class P	28	529	201	3,204	1	13	2	27	69	777	4	45
Institutional Class	1,650	30,779	5,614	94,170	375	4,276	2,001	27,125	223	2,572	1,073	10,551
Administrative Class	1,725	31,282	1,565	27,287	—	—	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	2	27	1	7	64	725	25	237
Class B	—	—	—	—	— *	— *	—	—	—	—	—	—
Class C	—	—	—	—	— *	— *	—	—	23	257	12	108
Class D	—	—	—	—	— *	3	—	—	7	87	1	7
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	— *	— *	—	—	— *	5	— *	1
Institutional Class	—	—	—	—	15	186	8	79	122	1,381	266	2,532
Administrative Class	—	—	—	—	—	—	—	—	—	—	—	—
Cost of shares redeemed:
Class A	(2,094)	(36,674)	(4,706)	(78,080)	(130)	(1,453)	(383)	(4,075)	(534)	(5,754)	(290)	(2,721)
Class B	(221)	(3,432)	(885)	(13,718)	(56)	(603)	(318)	(3,178)	—	—	—	—
Class C	(389)	(6,032)	(1,040)	(15,261)	(62)	(656)	(241)	(2,432)	(60)	(680)	(216)	(2,006)
Class D	(647)	(11,320)	(7,291)	(132,712)	(3)	(37)	(20)	(226)	(187)	(2,217)	(8)	(78)
Class R	(930)	(16,521)	(682)	(11,104)	—	—	—	—	—	—	—	—
Class P	(38)	(694)	(12)	(197)	(1)	(16)	—	—	(5)	(57)	—	—
Institutional Class	(3,597)	(65,806)	(6,042)	(105,818)	(120)	(1,406)	(251)	(2,779)	(522)	(6,129)	(10)	(99)
Administrative Class	(1,238)	(22,542)	(1,650)	(28,409)	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(4,344)	$(75,837)	(8,573)	$(151,363)	174	$2,017	1,425	$20,751	1,998	$22,991	2,968	$29,263
*	A zero balance may reflect actual amounts rounding to less than one thousand.

12.31.09	Allianz Funds Semiannual Report	153

Notes to Financial Statements  (Cont.)

December 31, 2009 (unaudited)

	NACM Mid-Cap Growth					NFJ All-Cap Value				NFJ Dividend Value
	Six Months ended 12/31/2009 (unaudited)			Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009
	Shares		Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	43		$406	28	$243	194	$1,627	604	$4,405	22,426	$216,433	104,776	$1,063,848
Class B	—		—	—	—	12	97	77	551	156	1,483	1,462	15,031
Class C	14		135	20	146	65	526	372	2,644	2,492	24,239	14,228	143,397
Class D	25		236	4	30	41	355	59	448	26,195	253,049	105,448	967,746
Class R	—		—	—	—	—	—	—	—	3,593	33,900	11,633	116,874
Class P	—		—	1	10	16	139	100	723	6,072	59,080	40,384	365,642
Institutional Class	48		417	212	1,691	42	320	228	1,688	24,662	240,936	118,874	1,188,701
Administrative Class	—		—	—	—	—	—	—	—	24,359	225,947	44,091	447,040
Issued in reinvestment of dividends and distributions:
Class A	—	*	3	—	—	15	136	37	257	2,776	27,894	19,961	186,400
Class B	—		—	—	—	4	31	11	75	57	565	1,276	11,883
Class C	—	*	— *	—	—	10	82	30	203	259	2,568	5,054	46,872
Class D	—	*	2	—	—	7	57	15	107	1,116	11,262	5,236	47,680
Class R	—		—	—	—	—	—	—	—	291	2,919	1,872	17,238
Class P	—	*	— *	—	—	— *	1	—	—	314	3,159	791	6,946
Institutional Class	2		21	— *	1	9	79	11	82	3,656	37,094	15,921	148,547
Administrative Class	—		—	—	—	— *	— *	— *	1	1,918	19,515	7,220	67,398
Cost of shares redeemed:
Class A	—	*	(4)	(9)	(67)	(142)	(1,180)	(655)	(5,028)	(46,080)	(446,617)	(141,354)	(1,346,082)
Class B	—		—	—	—	(32)	(247)	(158)	(1,217)	(3,171)	(30,533)	(9,572)	(98,045)
Class C	(16)		(144)	—	—	(100)	(798)	(352)	(2,605)	(15,825)	(152,660)	(35,558)	(350,035)
Class D	—		—	— *	(4)	(50)	(427)	(145)	(1,127)	(33,387)	(318,602)	(54,964)	(461,339)
Class R	—		—	—	—	—	—	—	—	(5,775)	(56,376)	(6,781)	(69,311)
Class P	—		—	—	—	(23)	(205)	—	—	(22,592)	(227,146)	(3,600)	(30,311)
Institutional Class	(48)		(470)	(1,228)	(9,538)	(53)	(470)	(820)	(6,313)	(32,997)	(324,758)	(61,053)	(588,827)
Administrative Class	—		—	—	—	—	—	—	—	(11,347)	(112,279)	(14,761)	(140,287)
Net increase (decrease) resulting from Fund share transactions	68		$602	(972)	$(7,488)	15	$123	(586)	$(5,106)	(50,832)	$(508,928)	170,584	$1,757,006
*	A zero balance may reflect actual amounts rounding to less than one thousand.

154	Allianz Funds Semiannual Report	12.31.09

	NFJ Large-Cap Value				NFJ Mid-Cap Value				NFJ Small-Cap Value
	Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	2,186	$26,048	12,910	$147,898	142	$1,432	361	$3,461	12,791	$276,930	58,904	$1,211,983
Class B	27	306	235	2,601	—	—	—	—	41	848	710	14,449
Class C	240	2,837	2,237	25,484	22	227	189	1,667	348	7,030	7,273	147,854
Class D	20,256	235,799	19,083	224,126	— *	4	14	136	856	18,219	12,499	245,564
Class R	149	1,760	595	6,976	—	—	—	—	1,009	21,848	3,739	75,072
Class P	236	2,783	4,583	48,526	15	164	28	238	233	5,193	3,489	68,376
Institutional Class	2,491	29,516	11,506	144,247	— *	— *	—	—	15,613	350,520	59,284	1,290,932
Administrative Class	264	3,066	923	9,949	—	—	—	—	9,589	204,593	31,621	623,174
Issued in reinvestment of dividends and distributions:
Class A	184	2,267	528	5,687	5	54	27	222	1,460	33,181	8,242	148,574
Class B	14	173	90	884	—	—	—	—	52	1,135	662	11,340
Class C	23	280	156	1,600	1	6	17	141	176	3,840	1,690	29,007
Class D	456	5,624	386	4,171	— *	2	2	13	136	3,171	400	7,418
Class R	6	74	22	236	—	—	—	—	51	1,190	332	6,089
Class P	6	70	18	197	— *	— *	— *	1	13	309	— *	1
Institutional Class	225	2,795	494	5,586	1	8	9	80	1,579	37,507	6,216	117,338
Administrative Class	19	235	53	549	—	—	—	—	912	20,702	3,716	67,023
Issued in Reorganization:
Class A	—	—	11,832	123,814	—	—	—	—	—	—	—	—
Class B	—	—	7,242	75,478	—	—	—	—	—	—	—	—
Class C	—	—	9,149	95,294	—	—	—	—	—	—	—	—
Class D	—	—	2,275	23,841	—	—	—	—	—	—	—	—
Class R	—	—	401	4,202	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	993	10,450	—	—	—	—	—	—	—	—
Administrative Class	—	—	1,619	17,007	—	—	—	—	—	—	—	—
Cost of shares redeemed:
Class A	(7,662)	(87,605)	(20,082)	(228,062)	(68)	(692)	(378)	(3,207)	(18,980)	(412,447)	(31,669)	(625,469)
Class B	(1,201)	(14,132)	(2,103)	(22,662)	—	—	—	—	(871)	(18,290)	(2,839)	(57,840)
Class C	(2,369)	(27,888)	(5,170)	(56,368)	(32)	(311)	(215)	(1,784)	(2,037)	(42,652)	(5,971)	(115,148)
Class D	(3,360)	(40,162)	(6,153)	(69,245)	(11)	(117)	(6)	(52)	(3,874)	(88,320)	(3,505)	(68,170)
Class R	(396)	(4,730)	(1,056)	(14,480)	—	—	—	—	(549)	(12,186)	(949)	(18,938)
Class P	(847)	(10,139)	(3,035)	(31,219)	(6)	(66)	—	—	(757)	(17,142)	(171)	(3,394)
Institutional Class	(4,884)	(58,495)	(12,850)	(155,240)	(8)	(91)	(78)	(691)	(19,478)	(453,779)	(16,863)	(350,837)
Administrative Class	(1,706)	(20,603)	(929)	(10,143)	—	—	—	—	(6,122)	(133,060)	(18,008)	(350,131)
Net increase (decrease) resulting from Fund share transactions	4,357	$49,879	35,952	$391,384	61	$620	(30)	$225	(7,809)	$(191,660)	118,802	$2,474,267
*	A zero balance may reflect actual amounts rounding to less than one thousand.

12.31.09	Allianz Funds Semiannual Report	155

Notes to Financial Statements  (Cont.)

December 31, 2009 (unaudited)

	OCC Growth				OCC Opportunity				OCC Target
	Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	6,420	$159,351	2,573	$52,638	893	$18,394	785	$13,875	253	$3,485	1,424	$18,772
Class B	128	2,408	306	5,246	80	1,263	67	861	27	301	81	979
Class C	329	6,275	745	12,897	292	4,532	402	5,186	136	1,506	1,081	9,958
Class D	467	9,664	564	10,264	62	945	80	977	24	321	20	266
Class R	172	3,332	502	8,965	1	10	—	—	—	—	—	—
Class P	91	1,728	352	5,809	82	1,306	63	837	11	151	99	1,092
Institutional Class	688	15,215	2,137	43,324	1,011	17,762	2,007	31,840	22	312	67	929
Administrative Class	63	1,316	465	8,015	29	497	9	130	— *	2	3	54
Issued in reinvestment of dividends and distributions:
Class A	5	128	—	—	—	—	—	—	—	—	1,109	10,282
Class B	— *	— *	—	—	—	—	—	—	—	—	164	1,221
Class C	— *	— *	—	—	—	—	—	—	—	—	3,001	22,412
Class D	1	27	—	—	—	—	—	—	—	—	7	61
Class R	— *	12	—	—	—	—	—	—	—	—	—	—
Class P	— *	8	—	—	—	—	—	—	—	—	— *	1
Institutional Class	4	92	—	—	—	—	—	—	—	—	80	777
Administrative Class	1	12	—	—	—	—	—	—	—	—	1	13
Cost of shares redeemed:
Class A	(748)	(17,602)	(2,373)	(47,675)	(616)	(12,826)	(982)	(16,143)	(905)	(12,428)	(2,480)	(30,308)
Class B	(124)	(2,399)	(484)	(8,555)	(56)	(876)	(228)	(2,967)	(117)	(1,278)	(693)	(8,533)
Class C	(743)	(14,394)	(2,254)	(39,500)	(340)	(5,336)	(947)	(11,567)	(1,516)	(16,764)	(4,637)	(47,219)
Class D	(487)	(10,723)	(78)	(1,421)	(14)	(230)	(44)	(571)	(32)	(457)	(39)	(498)
Class R	(77)	(1,524)	(41)	(811)	—	—	—	—	—	—	—	—
Class P	(73)	(1,457)	(14)	(237)	(21)	(333)	(1)	(9)	(12)	(181)	(3)	(36)
Institutional Class	(435)	(9,734)	(806)	(17,193)	(758)	(13,788)	(1,657)	(20,718)	(51)	(717)	(312)	(3,921)
Administrative Class	(14)	(309)	(52)	(882)	(20)	(337)	(3)	(49)	(5)	(66)	(1)	(11)
Net (decrease) resulting from Fund share transactions	5,668	$141,426	1,542	$30,884	625	$10,983	(449)	$1,682	(2,165)	$(25,813)	(1,028)	$(23,709)
*	A zero balance may reflect actual amounts rounding to less than one thousand.

156	Allianz Funds Semiannual Report	12.31.09

	RCM Large-Cap Growth				RCM Mid-Cap				RCM Strategic Growth
	Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	940	$10,459	2,117	$22,590	2,716	$5,694	739	$1,340	140	$1,949	79	$913
Class B	110	1,171	130	1,178	299	629	304	523	—	—	—	—
Class C	202	2,158	226	2,120	249	525	724	1,211	127	1,709	48	596
Class D	324	3,726	259	2,398	412	944	110	200	81	1,087	14	150
Class R	48	570	88	798	20	46	55	98	—	—	—	—
Class P	13	136	230	2,087	—	—	—	—	12	155	— *	10
Institutional Class	2,521	28,596	5,935	59,935	1,696	3,946	3,449	6,854	—	—	—	—
Administrative Class	463	5,152	462	4,537	—	—	25	64	—	—	—	—
Issued in reinvestment of dividends and distributions:
Class A	13	148	110	934	— *	— *	5	8	—	—	—	—
Class B	— *	1	13	100	— *	— *	2	4	—	—	—	—
Class C	— *	1	12	102	— *	— *	3	4	—	—	—	—
Class D	7	85	59	503	1	1	—	—	—	—	—	—
Class R	— *	3	9	76	— *	— *	—	—	—	—	—	—
Class P	1	14	—	—	—	—	—	—	—	—	—	—
Institutional Class	144	1,710	755	6,565	21	55	101	167	—	—	—	—
Administrative Class	10	110	47	404	— *	— *	—	—	—	—	—	—
Cost of shares redeemed:
Class A	(688)	(7,669)	(2,110)	(21,210)	(2,142)	(4,694)	(590)	(1,091)	(9)	(118)	(58)	(668)
Class B	(74)	(789)	(297)	(2,768)	(81)	(175)	(377)	(700)	—	—	—	—
Class C	(84)	(887)	(275)	(2,555)	(91)	(196)	(514)	(854)	(33)	(452)	(34)	(379)
Class D	(212)	(2,401)	(769)	(7,626)	(98)	(231)	(131)	(307)	(46)	(669)	(4)	(42)
Class R	(44)	(490)	(63)	(606)	(6)	(13)	(26)	(40)	—	—	—	—
Class P	(8)	(83)	(13)	(126)	—	—	—	—	— *	(1)	—	—
Institutional Class	(2,440)	(27,926)	(9,756)	(102,705)	(2,181)	(5,407)	(9,706)	(18,599)	—	—	—	—
Administrative Class	(144)	(1,633)	(377)	(3,684)	—	—	(423)	(1,006)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	1,102	$12,162	(3,208)	$(36,953)	815	$1,124	(6,250)	$(12,124)	272	$3,660	45	$580

*	A zero balance may reflect actual amounts rounding to less than one thousand.

8.	AFFILIATED TRANSACTIONS

On March 13, 2009, Allianz Global purchased all of the securities issued by Axon Financial Funding LLC (“Axon Notes”) and Gryphon Funding Limited (including certain residual notes issued by SIV Portfolio PLC, a predecessor entity of Gryphon Funding Limited (“Gryphon Notes”), and together with the Axon Notes, the “Notes”) held as investments of collateral for securities on loan under the Trust’s securities lending program. The Notes were purchased for cash, based on the Notes’ fair value, plus accrued interest. The Notes were purchased for cash, based on the Notes’ fair value, plus accrued interest. An additional amount was contributed to each Fund by the Investment Manager, so that, in effect, each Fund received from the sale the full principal value of the Notes, plus accrued interest. In connection with the sale, the irrevocable letter of credit issued by The Bank of New York to the Trust, which provided financial support to each of the affected Funds with the result that the Funds effectively valued each Axon Note and Gryphon Note position at its full principal amount, was surrendered without being drawn upon by the Trust.

The total of the purchase price and the capital contribution amounts received by each Fund were as follows:

Fund	Purchase Price Amount	Capital Contribution Amount
CCM Capital Appreciation	$12,011,584	$9,847,503
CCM Mid-Cap	13,036,352	10,539,263
NFJ Dividend Value	73,264,076	50,150,641
NFJ Small-Cap Value	71,670,597	50,433,292
OCC Growth	2,540,767	1,715,124
OCC Opportunity	5,627,438	4,007,728
OCC Target	7,643,337	5,159,572

12.31.09	Allianz Funds Semiannual Report	157

Notes to Financial Statements  (Cont.)

December 31, 2009 (unaudited)

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earning from these affiliated issuers during the six months ended December 31, 2009 (amounts in thousands):

NFJ Small-Cap Value:

Issuer Name	Market Value 6/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2009	Dividend Income	Realized Gain (Loss)
Aaron’s, Inc.	—	$67,005	—	$(1,157)	$65,848	$35	—
Cal-Maine Foods, Inc.	—	34,028	$1,098	5,394	38,278	62	$(46)
Cooper Cos., Inc.*	$55,959	—	6,046	51,796	79,968	68	3,541
Delphi Financial Group, Inc.*	43,834	198	—	(694)	50,691	453	—
International Speedway Corp., Class A	42,684	252	1,702	(10,904)	45,967	—	(560)
Sturm, Ruger & Co., Inc.	12,965	1,277	—	(2,347)	11,112	251	—
Universal Corp.	43,358	—	686	7,271	59,042	1,205	150
Totals	$198,800	$102,760	$9,532	$49,359	$350,906	$2,074	$3,085

*	Not affiliated at December 31, 2009.

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value owning in excess of 5% of the outstanding shares of certain issues at December 31, 2009. The cost and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Small-Cap Value:

Issuer Name	% Holding	Market Value (000s)	Market Value as a % of Net Assets
Aaron’s Inc.	5.11%	$65,848	1.08%
Cal-Maine Foods Inc.	5.25	38,278	0.63
International Speedway Corp.	5.77	45,967	0.76
Sturm Ruger & Co, Inc.	6.01	11,112	0.18
Universal Corp.	5.24	59,042	0.97
Totals		$269,653	3.62%

*	Not affiliated at December 31, 2009

At December 31, 2009, Allianz Global owned 51.6% of NACM Income and Growth. Investment activity by Allianz Global could have a material impact on this Fund.

9.	LEGAL PROCEEDINGS

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and the Distributor settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of PEA Growth Fund (now OCC Growth Fund), PEA Opportunity Fund (now OCC Opportunity Fund), PEA Innovation Fund and PEA Target Fund (now OCC Target Fund). PEA, the Distributor and Allianz Global reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. Allianz Global, the Investment Adviser, PEA and the Distributor paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global, the Investment Manager, the Distributor, PEA, and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of Fund shareholders or the Funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of Allianz OCC Target Fund and one individual shareholder of Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). The Trust ceased participating in the Program effective March 16, 2009. Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action sought inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the Investment Manager and the Distributor believe that these matters are not likely to have a material adverse affect on the Funds or on the Investment Manager’s, the Sub-Advisers’ or the Distributor’s ability to perform their respective investment advisory or distribution services relating to the Funds.

158	Allianz Funds Semiannual Report	12.31.09

10.	PAYMENTS FROM AFFILIATES

During the six months ended December 31, 2009, the applicable Sub-Adviser reimbursed RCM Large Cap Growth $23,519 (less than $0.005 per share) for realized losses resulting from a trading error.

During the six months ended December 31, 2009 the applicable Sub-Adviser reimbursed the RCM Strategic Growth $212 (less than $0.005 per share) for realized losses resulting from a trading error.

During the year ended June 30, 2009, the applicable Sub-Adviser reimbursed NFJ Dividend Value $2,000 (less than $0.005 per share) for realized losses resulting from a trading error.

11.	SUBSEQUENT EVENT

Fund management has determined there was no subsequent events following the six months ended December 31, 2009 through February 23, 2010, which is the date the financial statements were issued.

12.31.09	Allianz Funds Semiannual Report	159

Board Approval of Investment Advisory and Portfolio Management Agreements

December 31, 2009

(unaudited)

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include Cadence Capital Management LLC (“CCM”), Nicholas-Applegate Capital Management LLC (“NACM”), NFJ Investment Group LLC (“NFJ”), Oppenheimer Capital LLC (“OCC”) and RCM Capital Management LLC (“RCM”) (collectively, the “Sub-Advisers”).

At an in-person meeting held in September 2009, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2010.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

Review Process

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements.

The Board and/or the Independent Trustees (in most cases through the Board’s Contract Committee) met in person and telephonically a number of times in the months prior to the September 2009 meeting noted above, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements, as well as in October and December 2009, for the specific purpose of considering the continuation of the Funds’ administration arrangements and certain changes thereto (together, the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of the Funds’ investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

Nature, Extent and Quality of Services

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by each Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage and execution practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Advisers, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, financial results of CCM, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers, noting that the Funds are multi-manager funds sub-advised by autonomous, and in one case unaffiliated, Sub-Advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. The Trustees also noted the complexities of overseeing the Sub-Advisers. The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Funds given current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. They took into account that the Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including any enhancements made during the past year.

160	Allianz Funds Semiannual Report	12.31.09

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account that the Adviser had, at the Board’s request, considered various alternative advisory and administrative fee arrangements for the Funds and recommended that no action be taken to fundamentally change the Funds’ current fee structure at this time but that the Adviser had agreed to the proposed continuation of certain advisory fee waivers and the Board and the Adviser had agreed to certain changes to the Trust’s administrative fee schedule and breakpoints, each as described under “Fees and Other Expenses” below.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, extent and quality sufficient for renewal of the Agreements.

Fund Performance

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of peer mutual funds in a performance universe, as selected for that Fund by Lipper and modified to remove funds with comparability problems (e.g., a fund with fewer than $10 million in assets) or those that are not sales force distributed. Comparisons were made over the one-, three-, five- and ten-year periods (to the extent the Fund had been in existence) ended June 30, 2009, and reviewed together with an analysis of the comparative performance information prepared by an independent consultant. In evaluating relative performance, the Trustees focused on a comparison of each Fund’s Class A share performance (or, if none, Institutional Class share performance) against performance of the Fund’s performance universe over the one-, three- and five-year periods. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. The Trustees noted that the Adviser had demonstrated on a number of occasions its willingness to change sub-advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by CCM (CCM Funds). The Trustees reviewed comparative information showing performance of the CCM Capital Appreciation, Emerging Companies, Focused Growth and Mid-Cap Funds against their respective performance universes. For the CCM Capital Appreciation Fund, performance was below median (in the fourth quartile) for the one- and three-year periods, and below median (in the third quartile) for the five-year period. For the CCM Emerging Companies Fund, performance was below median (in the third quartile) for the one-year period and below median (in the fourth quartile) for the three- and five-year periods. For the CCM Focused Growth Fund, performance was below median (in the fourth quartile) for the one- and three-year periods, and above median for the five-year period. For the CCM Mid-Cap Fund, performance was below median (in the fourth quartile) for the one-year period and below median (in the third quartile) for the three- and five-year periods.

Funds Sub-Advised by NACM (NACM Funds). The Trustees reviewed comparative information showing performance of the NACM Growth, Income & Growth and Mid-Cap Growth Funds against their respective performance universes. For the NACM Growth Fund, performance was below median (in the third quartile) for the one-year period and performance was above median for the three- and five-year periods. Only one year of performance information was presented for the NACM Income & Growth Fund because of its short existence and performance was above median for the one-year period. For the NACM Mid-Cap Growth Fund, performance was below median (in the third quartile) for the one-year period, and above median for the three- and five-year periods.

Funds Sub-Advised by NFJ (NFJ Funds). The Trustees reviewed comparative information showing performance of the NFJ All-Cap Value, Dividend Value, Large-Cap Value, Mid-Cap Value and Small-Cap Value Funds against their respective performance universes. For the NFJ All-Cap Value Fund, performance was below median (in the fourth quartile) for the one-, three- and five-year periods. For the NFJ Dividend Value and Large-Cap Value Funds, performance was below median (in the fourth quartile) for the one- and three-year periods and below median (in the third quartile) for the five-year period. For the NFJ Small-Cap Value Fund, performance was above median for the one-, three- and five-year periods. Only one year of performance information was presented for the NFJ Mid-Cap Value Fund because of its short existence and performance was below median (in the fourth quartile) for the one-year period.

Funds Sub-Advised by OCC (OCC Funds). The Trustees reviewed comparative information showing performance of the OCC Growth, Opportunity and Target Funds against their respective performance universes. For the OCC Growth and Opportunity Funds, performance was above median for the one-, three-, and five-year periods. For the OCC Target Fund, performance was below median (in the fourth quartile) for the one-year period and below the median (in the third quartile) for the three- and five-year periods.

Funds Sub-Advised by RCM (RCM Funds). The Trustees reviewed comparative information showing performance of the RCM Large-Cap Growth, Mid-Cap and Strategic Growth Funds against their respective performance universes. For the RCM Large-Cap Growth and Mid-Cap Funds, performance was above median for the one-, three- and five-year periods. Only one- and three-year performance information was presented for the RCM Strategic Growth Fund because of its shorter existence and performance was above median for both periods.

Based on this and other information, and taking into account the proposed continuation of certain Funds’ advisory fee waivers as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the Adviser’s and Sub-Advisers’ performance record and process in managing the Funds were sufficient to support continuation of the Agreements.

12.31.09	Allianz Funds Semiannual Report	161

Board Approval of Investment Advisory and Portfolio Management Agreements (Cont.)

(unaudited)

December 31, 2009

Fees and Other Expenses

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper; and (vii) the results of the Adviser’s 2009 complex-wide breakpoint analysis.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to any institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2009, six Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees considered the savings realized by shareholders under this arrangement. Following discussions with and input from the Adviser, and taking into account among other things the Adviser’s 2009 complex-wide breakpoint analysis, the Board approved changes to the Trust’s administrative fee schedule and breakpoints with the following principal features: (i) a revised administrative fee breakpoint schedule for the various Funds and share classes that applies the same schedules to particular categories of Funds (i.e., domestic, global and international Funds) and breakpoints at the same aggregate net asset levels for all share classes within each Fund category and (ii) adjustments to the contractual administrative fee base rates for particular share classes and categories of Funds, which resulted in fee increases in certain cases (including for Institutional, Administrative and Class P shares of domestic Funds) and decreases in others (including for all share classes of international Funds and for Class A, B, C, D and R shares of global Funds). In connection with the proposal, the Adviser agreed to waive a portion of its administrative fee for Institutional and Administrative Class shares of NFJ Small-Cap Value Fund, CCM Capital Appreciation Fund, CCM Mid-Cap Growth Fund and CCM Emerging Companies Fund for a one-year period to offset contractual fee increases for those share classes of those Funds. The Board noted that the overall impact of the changes would be a net increase in total administrative fees paid by the Trust based on then-current asset levels, and determined that the changes were reasonable and appropriate under the circumstances, including taking into account the Adviser’s view that the changes would result in a more uniform and rational administrative fee structure for the Trust and its constituent Funds and share classes, as well as the Adviser’s intention to review and monitor the actual impact of the changes and consider possible adjustments that might be appropriate in future periods.

The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated and the Adviser’s indication that it would not be willing to outsource its provision of administrative services while continuing to provide advisory services. They also took into account the Adviser’s implementation of modified disclosure in the Funds’ prospectuses regarding administrative fees.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for two share classes (retail and institutional share classes, unless noted otherwise) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year ended June 30, 2009. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

CCM Funds. For the CCM Capital Appreciation, Focused Growth and Mid-Cap Funds, advisory fees were below median and total expense ratios were below median for both the retail and institutional expense groups. For the CCM Emerging Companies Fund, advisory fees were above median (in the fourth quartile) and the total expense ratio was above median (in the fourth quartile) for the institutional expense group; this Fund does not have retail class shares.

NACM Funds. For the NACM Growth Fund, advisory fees were below median and total expense ratios were below median for both the retail and institutional expense groups. For the NACM Income & Growth Fund, advisory fees and the total expense ratios were above median (in the fourth quartile) for both the retail and institutional expense groups. For the NACM Mid-Cap Growth Fund, advisory fees were above median (in the third quartile) and the total expense ratios were above median (in the third quartile) for both the retail and institutional expense groups.

NFJ Funds. For the NFJ Dividend Value, Mid-Cap Value and Small-Cap Value Funds, advisory fees were below median and total expense ratios were below median for both the retail and institutional expense groups. For the NFJ All-Cap Value Fund, advisory fees were above median (in the third quartile) and the total expense ratios were below median for both the retail and institutional expense groups. For the NFJ Large-Cap Value Fund, advisory fees were below median, the total expense ratio was above median (in the third quartile) for the retail expense group and the total expense ratio was below median for the institutional expense group.

OCC Funds. For all OCC Funds, advisory fees were below median and total expense ratios were below median for both the retail and institutional expense groups.

RCM Funds. For the RCM Large-Cap Growth and Mid-Cap Funds, advisory fees were below median and total expense ratios were below median for both the retail and institutional expense groups. For the RCM Strategic Growth Fund, advisory fees were below median and total expense ratios were above median (in the fourth quartile) for both the retail and institutional expense groups.

162	Allianz Funds Semiannual Report	12.31.09

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended that voluntary fee waivers of a portion of the advisory fees of certain Funds be continued for a one-year period through December 31, 2010 as follows: for the CCM Emerging Companies Fund, a waiver of 10 basis points; for the NFJ Dividend Value Fund, a reduction of 2.5 basis points on assets in excess of $7.5 billion and an additional reduction of 2.5 basis points on assets in excess of $10 billion; and for the NFJ Small-Cap Value Fund, a reduction of 2.5 basis points on assets in excess of $3 billion, an additional reduction of 2.5 basis points on assets in excess of $4 billion, and an additional reduction of 2.5 basis points on assets in excess of $5 billion. The Trustees also noted the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, and other considerations discussed above, that the fees and expenses to be charged under the Agreements represent reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided and should be continued, taking into account revisions to the Funds’ administrative fee arrangements noted above among other factors.

Costs of Services Provided and Profitability

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2009. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability. They took into account, among other things, information and analyses of an independent consultant regarding the methodology used and the profitability information provided, and the Adviser’s willingness to continue to consider refinements and enhancements to its allocation methodologies used to estimate profitability. The Trustees also considered information from the Adviser indicating that its estimated profitability in 2009 was considerably lower than that in 2008 due to significant declines in the Funds’ assets under management resulting in part from declining market conditions since the end of the 2008 fiscal year.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre- tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

Possible Fall-Out Benefits

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), as well as reputational and other “fall-out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that the fall-out benefits are acceptable at the present time.

Possible Economies of Scale

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline, such as was the case during the 2009 fiscal year. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale or efficiencies with fund shareholders and in this context took into account the changes to the Trust’s administrative fee schedule and breakpoints discussed above. The Trustees also noted that the Adviser had reported that as of June 30, 2009, six Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of any economies of scale or efficiencies between Fund shareholders and the Adviser at the present time.

Conclusions

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Funds and their shareholders, and should be approved.

12.31.09	Allianz Funds Semiannual Report	163

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC

NFJ Investment Group LLC

Nicholas-Applegate Capital Management LLC

Oppenheimer Capital LLC

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services-Midwest, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion hereon.

For Account Information

Contact your financial advisor, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107. For Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors, the asset management subsidiary of Allianz SE, has more than $1 trillion under management for our clients worldwide.1 Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management[2]	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

■ Allianz Global Investors Solutions	■ Allianz Global Investors Advisory GmbH

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 9/30/09.

2 Cadence Capital Management is an independently owned investment firm.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds, the Allianz Multi-Strategy Funds and the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds, the Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2010. For information about any product, contact your financial advisor.

AZ000SA_28193

Allianz Funds Semiannual Report

DECEMBER 31, 2009

International/Sector Stock Funds

Share Classes

Institutional
Administrative

GLOBAL STOCK FUNDS

Allianz NACM Global Fund

Allianz RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

Allianz NACM International Fund

Allianz NFJ International Value Fund

Allianz RCM Disciplined International Equity Fund

Allianz NACM Pacific Rim Fund

Allianz NACM Emerging Markets Opportunities Fund

SECTOR-RELATED STOCK FUNDS

Allianz RCM Technology Fund

Allianz RCM Global Resources Fund

Allianz RCM Wellness Fund

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		24
Benchmark Descriptions		26
Schedule of Investments		28
Statements of Assets and Liabilities		42
Statements of Operations		46
Statements of Changes in Net Assets		48
Financial Highlights		52
Notes to Financial Statements		76

FUND	Fund Summary	Schedule of Investments

Allianz NACM Emerging Markets Opportunities Fund	4	28
Allianz NACM Global Fund	6	30
Allianz NACM International Fund	8	31
Allianz NACM Pacific Rim Fund	10	32
Allianz NFJ International Value Fund	12	33
Allianz RCM Disciplined International Equity Fund	14	34
Allianz RCM Global Resources Fund	16	35
Allianz RCM Global Small-Cap Fund	18	36
Allianz RCM Technology Fund	20	38
Allianz RCM Wellness Fund	22	40

A Word About Risk: Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to the Fund’s prospectus for complete details.

2	Allianz Funds

President’s Letter

Dear Shareholder:

Please find enclosed the semiannual report for Allianz Funds for the fiscal six-month period ended December 31, 2009.

Global stocks advanced steadily through the six-month reporting period continuing a solid rally that began in March and led to double-digit gains for most classes of stocks for 2009. Stocks in both developed and emerging markets and stock averages in every sector advanced as government-supplied liquidity worldwide restored financial markets and contributed to a widespread recovery in the prices of financial assets. The MSCI All Country World Index (ACWI), a global measure of stocks from both developed and developing countries, returned 23.32% for the six-month reporting period, as measured in U.S. dollar terms. The MSCI Europe Australasia and Far East Index (EAFE), which measures stock returns in developed markets outside the U.S., posted a 22.07% return and developing countries’ stocks, as represented by the MSCI Emerging Markets Index, returned 31.24% during the six-month reporting period ended December 31, 2009.

Around the world, monetary authorities contributed liquidity to national and regional economies through low interest rates and other initiatives designed to relieve the credit crisis and encourage economic activity.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107 (Class A, B, C, D and R shares) or 1-800-498-5413 (Institutional, Administrative and Class P shares). In addition, a wide range of information and resources is available on our Website at: www.allianzinvestors.com.

Thank you for the confidence you have placed in us. We look forward to continuing to serve your investment needs.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 18, 2010

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Semiannual Report	December 31, 2009	3

Allianz NACM Emerging Markets Opportunities Fund

(Unaudited)

Portfolio Insights

•Allianz NACM Emerging Markets Opportunities Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

•Both the Fund and its benchmark, the MSCI Emerging Markets Index, posted strong returns during the reporting period. Compared to its benchmark, the Fund’s performance was driven by stock selection, particularly in China, South Korea, and the industrials, consumer staples and financials sectors.

•Emerging market equities registered impressive gains during the second half of 2009, supported by huge amounts of government spending, rising commodity prices and the end to the worst global recession in post-war history. While strength was broad-based, Brazil delivered some of the best results. Brazil’s economy recovered relatively quickly from the financial crisis, supported by resilient domestic consumption.

•Stock selection in China and the industrials sector had the largest positive impact on the Fund’s performance compared to its benchmark. Two notable contributors—both Chinese companies—were Weichai Power, a producer of diesel engines that benefited from a rebound in the heavy-duty truck market, and Skyworth Digital Holdings, a TV manufacturer that is experiencing strong demand for LCD TVs.

•Stock selection in the consumer staples sector was another source of relative strength, where Charoen Pokphand Foods was a top performer. This Thailand-based food conglomerate reported record-high gross margins, supported by falling raw materials prices.

•Areas of relative weakness included stock selection in South Korea and the financials sector. One major detractor was NCsoft, a South Korea-based developer of game software that was affected by concerns about waning interest in a game recently released in China. Axis Bank, an Indian bank, also underperformed. The company issued additional equity to shore up its capital base, thereby diluting the holdings of existing shareholders.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Years	Fund Inception† (05/27/04)
Allianz NACM Emerging Markets Opportunities Fund Class A	30.43%	66.46%	14.98%	18.21%
Allianz NACM Emerging Markets Opportunities Fund Class A (adjusted)	23.26%	57.31%	13.69%	17.02%
Allianz NACM Emerging Markets Opportunities Fund Class C	29.89%	65.12%	14.10%	17.31%
Allianz NACM Emerging Markets Opportunities Fund Class C (adjusted)	28.89%	64.12%	14.10%	17.31%
Allianz NACM Emerging Markets Opportunities Fund Class D	30.39%	66.34%	14.99%	18.22%
Allianz NACM Emerging Markets Opportunities Fund Class P	30.57%	66.87%	15.32%	18.56%
Allianz NACM Emerging Markets Opportunities Fund Institutional Class	30.69%	67.06%	15.43%	18.68%
MSCI Emerging Markets Index	31.24%	78.51%	15.51%	18.69%
Lipper Emerging Markets Funds Average	30.48%	75.74%	13.17%	16.51%

† The Fund commenced operations on 05/27/04. Lipper comparisons began on 05/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.76% for Class A shares, 2.52% for Class C shares, 1.74% for Class D shares, 1.41% for Class P shares and 1.42% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

4	Allianz Funds

Allianz NACM Emerging Markets Opportunities Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation*

Brazil	20.1%
China	16.2%
Korea (Republic of)	15.4%
Taiwan	9.0%
Russia	7.1%
India	5.9%
Turkey	4.4%
South Africa	3.5%
Other	17.0%
Cash & Equivalents — Net	1.4%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,304.30	$1,298.90	$1,303.90	$1,305.70	$1,306.90
Expenses Paid During Period	$10.22	$14.54	$10.22	$8.60	$8.02

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,016.33	$1,012.55	$1,016.33	$1,017.74	$1,018.25
Expenses Paid During Period	$8.94	$12.73	$8.94	$7.53	$7.02

For each class of the Fund, expenses are equal to the expense ratio for the class (1.76% for Class A, 2.51% for Class C, 1.76% for Class D, 1.48% for Class P, and 1.38% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	5

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•Both the Fund and its benchmark, the MSCI All Country World Index, closed the reporting period with significant gains. Compared to its benchmark, stock selection was the key driver of the Fund’s performance. Stock selection had an especially large impact in the United States, China, Brazil and the industrials and materials sectors.

•During the last six months of 2009, equity markets around the world advanced, as investors rushed to participate in one of the most powerful rallies in decades. The U.S. economy shook free from its longest contraction since World War II, and many other economies also returned to growth, including Germany, Japan and Brazil. While gains were widespread across countries, emerging market equities delivered the best results.

•The Fund’s performance compared to its benchmark was negatively affected by stock selection in the United States and the industrials sector. Major detractors included URS Corporation, Fluor and Lockheed Martin—all U.S. industrials. Oracle, a U.S. provider of database, middleware and enterprise software applications, was another relatively weak performer on lower-than-expected revenues.

•Stock selection in China, Brazil and the materials sectors also weighed on relative results. Two names that lagged were China Mobile, a telecommunications operator, and Cielo, a Brazilian processor of electronic payments. Both stocks were hurt by concerns about rising competition. An underweight position in Vale SA, a Brazilian mining company, also detracted from Fund performance.

•On the plus side, stock selection in the United Kingdom, Belgium and the energy sector positively impacted the Fund’s performance compared to its benchmark. Top-performing holdings included Petrofac, a U.K.-based oil services firm with a robust order backlog, and Umicore, a Belgium-based materials technology company that benefited from signs of recovery in key end-markets.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Years	Fund Inception† (07/19/02)
Allianz NACM Global Fund Class A	16.32%	28.52%	1.64%	8.57%
Allianz NACM Global Fund Class A (adjusted)	9.93%	21.45%	0.50%	7.75%
Allianz NACM Global Fund Class B	15.87%	27.54%	0.89%	7.77%
Allianz NACM Global Fund Class B (adjusted)	10.87%	22.54%	0.56%	7.77%
Allianz NACM Global Fund Class C	15.82%	27.59%	0.89%	7.76%
Allianz NACM Global Fund Class C (adjusted)	14.82%	26.59%	0.89%	7.76%
Allianz NACM Global Fund Class D	16.40%	28.59%	1.65%	8.58%
Allianz NACM Global Fund Class R	16.17%	28.21%	1.41%	8.31%
Allianz NACM Global Fund Class P	16.49%	28.87%	1.95%	8.91%
Allianz NACM Global Fund Institutional Class	16.56%	28.94%	2.05%	9.02%
Allianz NACM Global Fund Administrative Class	16.36%	28.61%	1.79%	8.75%
MSCI All Country World Index	23.32%	34.63%	3.10%	7.99%
Lipper Global Multi-Cap Growth Funds Average	22.36%	43.75%	2.71%	6.93%

† The Fund commenced operations on 07/19/02. Lipper comparisons began on 07/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.42% for Class A shares, 2.17% for Class B shares, 2.17% for Class C shares, 1.42% for Class D shares, 1.67% for Class R shares, 1.16% for Class P shares, 1.07% for Institutional Class shares and 1.32% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

6	Allianz Funds

Allianz NACM Global Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation*

United States	42.3%
United Kingdom	9.6%
Germany	5.9%
France	5.9%
Japan	5.2%
Belgium	4.0%
Spain	3.5%
Switzerland	3.2%
Other	19.1%
Cash & Equivalents — Net	1.3%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,163.20	$1,158.70	$1,158.20	$1,164.00	$1,161.70	$1,164.90	$1,165.60	$1,163.60
Expenses Paid During Period	$7.91	$11.97	$11.97	$7.91	$9.26	$6.33	$5.84	$7.20

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,017.90	$1,014.12	$1,014.12	$1,017.90	$1,016.64	$1,019.36	$1,019.81	$1,018.55
Expenses Paid During Period	$7.37	$11.17	$11.17	$7.37	$8.64	$5.90	$5.45	$6.72

For each class of the Fund, expenses are equal to the expense ratio for the class (1.45% for Class A, 2.20% for Class B, 2.20% for Class C, 1.45% for Class D, 1.70 for Class R, 1.16% for Class P, 1.07% for Institutional Class, and 1.32% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	7

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by normally investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in non-U.S. securities.

•Both the Fund and its benchmark, the MSCI EAFE Index, produced significant gains during the reporting period. Stock selection played a major role in performance relative to the index. Country exposures, which are a residual of the Fund’s bottom-up investment process, were also a factor.

•During the last six months of 2009, rising confidence in the global economy propelled stock prices sharply higher in developed non-U.S. markets. Japan reported two consecutive quarters of economic expansion, and the euro region emerged from recession in September 2009. Toward the end of the reporting period, policymakers in a number of countries were starting to unwind emergency stimulus measures enacted during the credit crisis.

•The Fund’s results compared to its benchmark benefited from stock selection in Singapore and the consumer discretionary sector. Top-performing holdings included Noble Group, a global commodities supply-chain manager based in Singapore, and Nissan Motor, a Japanese car manufacturer. Both companies are capitalizing on infrastructure development and consumer spending in emerging Asian countries.

•Areas of relative weakness included stock selection in the United Kingdom, Switzerland and the materials sector. AstraZeneca, a U.K.-based global pharmaceutical firm, and Nippon Soda, a Japanese conglomerate, were two notable detractors. Industry-wide concerns about patent expirations weighed on AstraZeneca, while Nippon Soda was impacted by weaker-than-expected agrochemical exports.

•Overall, the Fund’s country exposures benefited relative results. An underweight position in Japan was helpful, since Japan delivered one of the smallest gains in the index. The country faced several issues, including worries about deflation and strength in the yen, which makes Japanese goods less competitive overseas. An underweight position in Greece was another plus given the country’s budget crisis.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Years	Fund Inception† (05/07/01)
Allianz NACM International Fund Class A	19.07%	21.80%	1.50%	5.19%
Allianz NACM International Fund Class A (adjusted)	12.52%	15.10%	0.36%	4.51%
Allianz NACM International Fund Class C	18.68%	20.98%	0.75%	4.78%
Allianz NACM International Fund Class C (adjusted)	17.68%	19.98%	0.75%	4.78%
Allianz NACM International Fund Class D	19.13%	21.88%	1.50%	5.20%
Allianz NACM International Fund Class R	19.03%	21.55%	1.26%	4.80%
Allianz NACM International Fund Class P	19.26%	22.23%	1.82%	5.37%
Allianz NACM International Fund Institutional Class	19.32%	22.40%	1.92%	5.48%
Allianz NACM International Fund Administrative Class	19.27%	22.00%	1.66%	5.21%
MSCI EAFE Index	22.07%	31.78%	3.54%	4.00%
Lipper International Multi-Cap Core Funds Average	22.15%	33.31%	4.25%	5.28%

† The Fund commenced operations on 05/07/01. Lipper comparisons began on 04/30/01.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.38% for Class A shares, 2.13% for Class C shares, 1.38% for Class D shares, 1.63% for Class R shares, 1.09% for Class P shares, 1.03% for Institutional Class shares and 1.28% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

8	Allianz Funds

Allianz NACM International Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation*

United Kingdom	22.5%
Japan	18.4%
France	9.4%
Germany	7.7%
Australia	7.6%
Switzerland	7.4%
Spain	5.5%
China	4.4%
Other	15.3%
Cash & Equivalents — Net	1.8%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,190.70	$1,186.80	$1,191.30	$1,190.30	$1,192.60	$1,193.20	$1,192.70
Expenses Paid During Period	$7.95	$12.07	$7.95	$9.27	$6.41	$5.80	$7.18

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,017.95	$1,014.17	$1,017.95	$1,016.74	$1,019.36	$1,019.91	$1,018.65
Expenses Paid During Period	$7.32	$11.12	$7.32	$8.54	$5.90	$5.35	$6.61

For each class of the Fund, expenses are equal to the expense ratio for the class (1.44% for Class A, 2.19% for Class C, 1.44% for Class D, 1.68% for Class R, 1.16% for Class P, 1.05% for Institutional Class and 1.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	9

Allianz NACM Pacific Rim Fund

(Unaudited)

Portfolio Insights

•Allianz NACM Pacific Rim Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio manager, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

•Both the Fund and its benchmark, the MSCI Pacific Index, registered strong gains during the reporting period. Compared to its benchmark, the Fund’s performance was driven by a combination of stock selection and country exposures.

•Pacific Rim equities advanced during the second half of 2009, boosted by inventory restocking, government stimulus programs and proximity to China’s robust economy. The best-performing market was Australia, whose commodity-heavy economy never entered recession in 2008 or 2009. Japan posted the smallest gain in the face of several headwinds, including the return of deflation.

•From a country perspective, stock selection in Japan had the largest positive effect on the Fund’s performance compared to its benchmark. One of the best-performing names in the Fund was Aisin Seiki, a Japanese auto parts manufacturer whose cost-cutting efforts fueled better-than-expected earnings. An underweight position in Japan, which was the result of the Fund’s bottom-up investment process, was another source of relative strength.

•In terms of sectors, stock selection among materials, information technology and consumer discretionary companies added the most value to the index. Top contributors included Incitec Pivot, a fertilizer producer based in Australia, as well as chip maker Hynix Semiconductor and auto manufacturer Hyundai Motor, both South Korean companies.

•Areas of relative weakness in the Fund included an underweight position in Australia and stock selection in the healthcare sector, where Towa Pharmaceutical was a major detractor. This Japan-based generic pharmaceutical company was impacted by concerns that the newly elected Japanese government might not promote the use of generic drugs.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (12/31/97)
Allianz NACM Pacific Rim Fund Class A	19.74%	18.35%	7.43%	3.22%	9.84%
Allianz NACM Pacific Rim Fund Class A (adjusted)	13.15%	11.84%	6.23%	2.64%	9.32%
Allianz NACM Pacific Rim Fund Class B	19.30%	17.46%	6.63%	2.64%	9.33%
Allianz NACM Pacific Rim Fund Class B (adjusted)	14.30%	12.46%	6.32%	2.64%	9.33%
Allianz NACM Pacific Rim Fund Class C	19.34%	17.35%	6.61%	2.43%	9.00%
Allianz NACM Pacific Rim Fund Class C (adjusted)	18.34%	16.35%	6.61%	2.43%	9.00%
Allianz NACM Pacific Rim Fund Class D	19.79%	18.28%	7.43%	3.22%	9.83%
Allianz NACM Pacific Rim Fund Class P	19.96%	18.60%	7.75%	3.55%	10.20%
Allianz NACM Pacific Rim Fund Institutional Class	20.03%	18.80%	7.87%	3.67%	10.31%
MSCI Pacific Index	13.24%	24.18%	2.73%	–0.55%	3.60%
Lipper Pacific Region Funds Average	19.30%	38.40%	6.23%	2.04%	6.21%

† The Fund commenced operations on 12/31/97. Lipper comparisons began on 12/31/97.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.68% for Class A shares, 2.43% for Class B shares, 2.43% for Class C shares, 1.68% for Class D shares, 1.39% for Class P shares and 1.33% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

10	Allianz Funds

Allianz NACM Pacific Rim Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation*

Japan	51.9%
Australia	20.2%
Hong Kong	8.1%
China	7.1%
Korea (Republic of)	3.9%
Singapore	3.1%
United Kingdom	2.2%
Malaysia	1.5%
Taiwan	1.2%
Cash & Equivalents — Net	0.8%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,197.40	$1,193.00	$1,193.40	$1,197.90	$1,199.60	$1,200.30
Expenses Paid During Period	$9.58	$13.71	$13.71	$9.58	$7.98	$7.43

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,016.48	$1,012.70	$1,012.70	$1,016.48	$1,017.95	$1,018.45
Expenses Paid During Period	$8.79	$12.58	$12.58	$8.79	$7.32	$6.82

For each class of the Fund, expenses are equal to the expense ratio for the class (1.73% for Class A, 2.48% for Class B, 2.48% for Class C, 1.73% for Class D, 1.44% for Class P and 1.34% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	11

Allianz NFJ International Value Fund

(Unaudited)

Portfolio Insights

•Allianz NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in equity securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 50% of its assets in emerging market securities.

•The Fund delivered strong results during the reporting period, outperforming its benchmark the MSCI All Country World Index ex-US. Stock selections decisions in the utilities, financials and industrials sectors contributed to strong returns and outperformance of its benchmark. Stock selection decisions among health care and energy companies detracted from relative returns.

•International stocks posted gains during the reporting period, extending a rally that began in March 2009 and brought an 18-month bear market to an end. Monetary authorities worldwide supplied liquidity that served to buoy prices of financial assets. In international developed markets, rebounding financials and materials stocks led the market advance.

•Brazilian utility companies Saneamento Basico and Companhia Paranaense de Energia, or Copel, advanced amid a favorable tariff adjustment, appreciation of the Brazilian currency and a lower-risk regulatory environment for water and sewage utilities in South America’s largest country. Saneamento Basico showed solid increases in quarterly earnings while Copel outperformed as energy consumption in the utility’s home state showed greater stability than did consumption in other regions of the country. Copel reported earnings in line with estimates and affirmed guidance.

•Among financials, shares of Columbia’s largest bank, Bancolombia, rose steadily despite disappointing earnings. Net interest margins remained pressured for the company by lower interest rates and sluggish loan demand. Banco Bilbao Vizcaya also rose during the reporting period on conservative management policies, including using cash to expand through joint ventures and acquisitions. The Spanish bank is now the second largest European bank in Asia.

•In the energy sector, shares of Canadian exploration and marketing company Nexen slipped after the company reported earnings below analyst estimates. Nexen, which has operations in the North Sea and Yemen, reported slowed output from two major facilities.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Years	Fund Inception† (01/31/03)
Allianz NFJ International Value Fund Class A	26.03%	41.33%	8.96%	17.55%
Allianz NFJ International Value Fund Class A (adjusted)	19.10%	33.56%	7.74%	16.59%
Allianz NFJ International Value Fund Class C	25.54%	40.38%	8.17%	16.69%
Allianz NFJ International Value Fund Class C (adjusted)	24.54%	39.38%	8.17%	16.69%
Allianz NFJ International Value Fund Class D	26.05%	41.37%	8.97%	17.55%
Allianz NFJ International Value Fund Class R	25.87%	41.17%	8.73%	17.30%
Allianz NFJ International Value Fund Class P	26.20%	41.81%	9.28%	17.89%
Allianz NFJ International Value Fund Institutional Class	26.24%	42.00%	9.38%	18.00%
MSCI All Country World ex US Index	24.16%	41.45%	5.83%	13.10%
Lipper International Multi-Cap Value Funds Average	21.15%	31.16%	2.68%	10.41%

† The Fund commenced operations on 01/31/03. Lipper comparisons began on 01/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.35% for Class A shares, 2.10% for Class C shares, 1.35% for Class D shares, 1.07% for Class P shares, 1.00% for Institutional Class shares and 1.25% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

12	Allianz Funds

Allianz NFJ International Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation*

United Kingdom	18.4%
Canada	12.1%
Brazil	8.6%
France	6.5%
Australia	5.7%
Ireland	4.7%
Korea (Republic of)	4.5%
Belgium	4.4%
Other	30.5%
Cash & Equivalents — Net	4.6%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,260.30	$1,255.40	$1,260.50	$1,076.00	$1,262.00	$1,262.40
Expenses Paid During Period	$7.98	$12.22	$7.98	$2.62	$6.33	$5.76

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,018.15	$1,014.37	$1,018.15	$1,017.34	$1,019.61	$1,020.11
Expenses Paid During Period	$7.12	$10.92	$7.12	$7.93	$5.65	$5.14

*	Class R commenced operations on November 2, 2009. The actual expense example for Class R is based on the period since inception; the Hypothetical expense is based on the half-year period beginning July 1, 2009.

For each class of the Fund, expenses are equal to the expense ratio for the class (1.40% for Class A, 2.15% for Class C, 1.40% for Class D, 1.56% for Class R, 1.11% for Class P, and 1.01% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period, except for Class R as described above).

Semiannual Report	December 31, 2009	13

Allianz RCM Disciplined International Equity Fund

(Unaudited)

Portfolio Insights

•Allianz RCM Disciplined International Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies that, in the opinion of the portfolio managers, are undervalued in the marketplace relative to their growth prospects and quality characteristics.

•Both the Fund and its benchmark, the MSCI EAFE Index, increased sharply during the reporting period. On a relative basis, the Fund outperformed its benchmark. This was attributable to both stock selection and sector allocation.

•Stocks appreciated as the economy showed broad signs of improvement. The majority of economic data released during the fourth quarter of 2009 came in above expectations. Manufacturing reports were largely positive, a slew of housing reports showed signs of stabilization, and consumer confidence improved overall.

•Sector allocation contributed positively to the Fund’s relative performance during the reporting period, particularly by underweighting the consumer discretionary and utilities sectors, while underweighting the materials sector detracted from performance.

•The biggest positive contributors were financial holdings Prudential and Alpha Bank, as well as materials holdings Rio Tinto and Akzo Nobel.

•The largest detractors on a stock basis were Japanese holdings Sumitomo Mitsui Financial Group, Nintendo, and T&D Holdings as well as Indian telecommunications company Bharti Airtel.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (05/22/95)
Allianz RCM Disciplined International Equity Fund Class A	22.32%	31.15%	3.69%	–3.66%	4.80%
Allianz RCM Disciplined International Equity Fund Class A (adjusted)	15.59%	23.94%	2.52%	–4.20%	4.40%
Allianz RCM Disciplined International Equity Fund Class B	21.89%	30.21%	2.91%	–4.17%	4.42%
Allianz RCM Disciplined International Equity Fund Class B (adjusted)	16.89%	25.21%	2.55%	–4.17%	4.42%
Allianz RCM Disciplined International Equity Fund Class C	21.91%	30.24%	2.90%	–4.39%	4.02%
Allianz RCM Disciplined International Equity Fund Class C (adjusted)	20.91%	29.24%	2.90%	–4.39%	4.02%
Allianz RCM Disciplined International Equity Fund Class D	22.35%	31.12%	3.68%	–3.56%	4.94%
Allianz RCM Disciplined International Equity Fund Institutional Class	22.55%	31.66%	4.09%	–3.17%	5.32%
Allianz RCM Disciplined International Equity Fund Administrative Class	22.36%	31.37%	3.85%	–3.49%	5.00%
MSCI EAFE Index	22.07%	31.78%	3.54%	1.17%	4.75%
Lipper International Large-Cap Core Funds Average	21.59%	29.55%	3.39%	0.38%	5.33%

† The Fund commenced operations on 05/22/95. Lipper comparisons began on 05/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.27% for Class A shares, 2.02% for Class B shares, 2.02% for Class C shares, 1.27% for Class D shares, 0.92% for Institutional Class shares and 1.17% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

14	Allianz Funds

Allianz RCM Disciplined International Equity Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation*

United Kingdom	25.5%
Japan	20.8%
France	18.1%
Germany	5.0%
Italy	4.4%
Switzerland	4.2%
Spain	3.8%
Netherlands	3.3%
Other	14.3%
Cash & Equivalents — Net	0.6%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Institutional Class	Administrative Class
Beginning Account Value (07/1/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,223.20	$1,218.90	$1,219.10	$1,223.50	$1,225.50	$1,223.60
Expenses Paid During Period	$7.45	$11.63	$11.63	$7.40	$5.27	$6.73

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Institutional Class	Administrative Class
Beginning Account Value (07/1/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,018.50	$1,014.72	$1,014.72	$1,018.55	$1,020.47	$1,019.16
Expenses Paid During Period	$6.77	$10.56	$10.56	$6.72	$4.79	$6.11

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.33% for Class A, 2.08% for Class B, 2.08% for Class C, 1.32% for Class D, 0.94% for Institutional Class and 1.20% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	15

Allianz RCM Global Resources Fund

(Unaudited)

Portfolio Insights

•Allianz RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries.

•World markets for energy and materials performed very strongly during the reporting period, as a result of substantially improving trends across virtually all global economies and easing of the credit crisis. Investor anticipation of improving demand and restrained supply led to strong rallies in the prices of many commodities.

•During the reporting period, the Fund’s performance was negatively impacted by an underweight position in the materials sector and an overweight position in the energy sector.

•The Fund’s performance within the energy sector was positively impacted by an overweight position in the exploration and production sector, and an underweight position in the major integrated oil and gas companies. Top stock performers in the Fund included Carrizo Oil and Gas, Anadarko Petroleum, Concho Resources, and Newfield Exploration.

•The Fund’s performance within the materials sector was positively impacted by an overweight position in the metals and mining sector. Top stock performers in the Fund included Teck Resources, Cliffs Resources, Vale, and Xstrata.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Years	Fund Inception† (06/30/04)
Allianz RCM Global Resources Fund Class A	29.54%	54.95%	12.71%	14.58%
Allianz RCM Global Resources Fund Class A (adjusted)	22.42%	46.43%	11.44%	13.40%
Allianz RCM Global Resources Fund Class C	29.00%	53.72%	11.89%	13.75%
Allianz RCM Global Resources Fund Class C (adjusted)	28.00%	52.72%	11.89%	13.75%
Allianz RCM Global Resources Fund Class D	29.56%	54.85%	12.71%	14.58%
Allianz RCM Global Resources Fund Class P	29.64%	55.39%	13.03%	14.91%
Allianz RCM Global Resources Fund Institutional Class	29.82%	55.52%	13.14%	15.02%
MSCI World Index	22.23%	29.99%	2.01%	3.75%
MSCI World Energy & Materials Composite Index	24.12%	38.25%	9.61%	11.94%
Lipper Global Natural Resources Funds Average	24.42%	47.47%	11.62%	14.06%

† The Fund commenced operations on 06/30/04. Lipper comparisons began on 06/30/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.42% for Class A shares, 2.17% for Class C shares, 1.41% for Class D shares, 1.14% for Class P shares and 1.06% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

16	Allianz Funds

Allianz RCM Global Resources Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation*

United States	55.4%
Canada	12.5%
Switzerland	9.8%
United Kingdom	7.1%
Brazil	3.9%
Luxembourg	3.6%
Australia	2.1%
Netherlands	2.0%
Other	2.4%
Cash & Equivalents — Net	1.2%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (07/1/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,295.40	$1,290.00	$1,295.60	$1,296.40	$1,298.20
Expenses Paid During Period	$8.39	$12.70	$8.45	$6.77	$6.20

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (07/1/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,017.90	$1,014.12	$1,017.85	$1,019.31	$1,019.81
Expenses Paid During Period	$7.37	$11.17	$7.43	$5.96	$5.45

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.45% for Class A, 2.20% for Class C, 1.46% for Class D, 1.17% for Class P, and 1.07% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	17

Allianz RCM Global Small-Cap Fund

(Unaudited)

Portfolio Insights

•Allianz RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index.

•The Fund outperformed its benchmark, the MSCI World Small-Cap Index, for the six-month period ended December 31, 2009.

•A “synchronized global recovery” helped send equities sharply up in the second half of 2009. Data from across Global manufacturing, industrial production, housing starts and retail sales figures all improved, and supported the MSCI World Small-Cap Index, which returned 25.9% in the second half of the year. Emerging markets companies performed well, particularly those from Asia ex-Japan, as investors looked for countries well along the recovery path.

•The Fund’s performance was driven by stock selection, which was particularly strong in the industrials and health care sectors. Strong holdings in these areas include BE Aerospace and Human Genome Sciences. Human Genome Sciences benefitted from positive clinical trial results for the company’s drug Benlysta, which may prove to be the first drug to receive approval for the treatment of systemic lupus in decades.

•Conversely, the Fund’s returns were held back by less-than-satisfactory stock selection in the energy sector, and Dana Petroleum was the worst performer in the group. Stock selection in the technology sector was positive, holding Palm detracted from performance during the reporting period as the company declined on diminished expectations for its ability to benefit from the recovery in consumer spending.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (12/31/96)
Allianz RCM Global Small-Cap Fund Class A	28.27%	43.22%	0.04%	0.11%	9.00%
Allianz RCM Global Small-Cap Fund Class A (adjusted)	21.22%	35.34%	–1.08%	–0.46%	8.52%
Allianz RCM Global Small-Cap Fund Class B	27.72%	42.16%	–0.70%	–0.45%	8.53%
Allianz RCM Global Small-Cap Fund Class B (adjusted)	22.72%	37.16%	–1.07%	–0.45%	8.53%
Allianz RCM Global Small-Cap Fund Class C	27.74%	42.08%	–0.70%	–0.61%	8.21%
Allianz RCM Global Small-Cap Fund Class C (adjusted)	26.74%	41.08%	–0.70%	–0.61%	8.21%
Allianz RCM Global Small-Cap Fund Class D	28.27%	43.22%	0.04%	0.22%	9.13%
Allianz RCM Global Small-Cap Fund Class P	28.41%	43.68%	0.35%	0.43%	9.33%
Allianz RCM Global Small-Cap Fund Institutional Class	28.53%	43.81%	0.45%	0.53%	9.44%
MSCI World Small-Cap Index	25.68%	44.12%	2.74%	6.44%	6.33%
Lipper Global Small-/Mid-Cap Funds Average	23.70%	42.15%	2.92%	1.96%	6.08%

† The Fund commenced operations on 12/31/96. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.73% for Class A shares, 2.48% for Class B shares, 2.48% for Class C shares, 1.73% for Class D shares, 1.43% for Class P shares and 1.38% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

18	Allianz Funds

Allianz RCM Global Small-Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation*

United States	45.2%
United Kingdom	10.4%
Japan	6.3%
Switzerland	3.6%
Germany	3.2%
China	3.1%
Sweden	2.9%
Netherlands	2.4%
Other	22.1%
Cash & Equivalents — Net	0.8%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (07/1/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,282.70	$1,277.20	$1,277.40	$1,282.70	$1,284.10	$1,285.30
Expenses Paid During Period	$9.78	$14.06	$14.06	$9.78	$8.12	$7.55

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (07/1/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,016.64	$1,012.85	$1,012.85	$1,016.64	$1,018.10	$1,018.60
Expenses Paid During Period	$8.64	$12.43	$12.43	$8.64	$7.17	$6.67

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.70% for Class A, 2.45% for Class B, 2.45% for Class C, 1.70% for Class D, 1.41% for Class P, and 1.31% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	19

Allianz RCM Technology Fund

(Unaudited)

Portfolio Insights

•Allianz RCM Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•The Fund underperformed relative its benchmark, the S&P North American Technology Sector Index, for the six-month period ended December 31, 2009.

•Demand for technology products began to gradually recover during the second half of 2009 and several companies returned to positive year-over-year growth. Technology stocks followed the fundamental recovery trends emphatically, and earnings surpassed low expectations for most technology companies as cost cutting was quick and effective. This was a theme that continued throughout the year, as cautious guidance was exceeded in every quarter owing to tight cost controls and good incremental margins during the sales recovery. Three sectors of technology beat the benchmark: internet, semiconductors, and computers. These three sectors were powered by Amazon, Google, Apple, and a broad list of strong semiconductor stocks.

•The Fund had several positives and negatives within its results. On the positive side, the Fund had an overweight exposure to the internet sector which was the best sector in technology during the reporting period. Stocks such as Amazon and Tencent contributed positively to performance. The Fund was also contributed by strong performers such as Salesforce.com, F5 Networks, and NetApp.

•On the negative side, the Fund was affected by some stocks that did not meet expectations during the period—declining or appreciating very little. Some solar, security, and communication companies were impacted by results that did not meet expectations. In addition, we tried to position the Fund for a correction early in July 2009, and instead the market continued higher on well-received earnings results. The Fund’s cash position and hedges detracted from performance during the reporting period.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (12/27/95)
Allianz RCM Technology Fund Class A	27.25%	57.30%	3.65%	–3.20%	12.47%
Allianz RCM Technology Fund Class A (adjusted)	20.26%	48.65%	2.48%	–3.74%	12.01%
Allianz RCM Technology Fund Class B	26.75%	56.08%	2.88%	–3.72%	12.05%
Allianz RCM Technology Fund Class B (adjusted)	21.75%	51.08%	2.52%	–3.72%	12.05%
Allianz RCM Technology Fund Class C	26.77%	56.13%	2.88%	–3.94%	11.62%
Allianz RCM Technology Fund Class C (adjusted)	25.77%	55.13%	2.88%	–3.94%	11.62%
Allianz RCM Technology Fund Class D	27.24%	57.30%	3.65%	–3.15%	12.62%
Allianz RCM Technology Fund Class P	27.43%	57.79%	3.98%	–2.86%	12.90%
Allianz RCM Technology Fund Institutional Class	27.48%	57.89%	4.07%	–2.78%	13.00%
Allianz RCM Technology Fund Administrative Class	27.33%	57.56%	3.81%	–3.02%	12.73%
NASDAQ Composite Index	23.66%	43.89%	0.85%	–5.67%	5.67%
S&P North American Technology Sector Index	29.28%	63.18%	3.75%	–6.59%	7.43%
Lipper Global Science/Technology Funds Average	28.78%	68.51%	3.42%	–4.90%	8.51%

† The Fund commenced operations on 12/27/95. Lipper comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.60% for Class A shares, 2.37% for Class B shares, 2.36% for Class C shares, 1.61% for Class D shares, 1.30% for Class P shares, 1.25% for Institutional Class shares and 1.50% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

20	Allianz Funds

Allianz RCM Technology Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Software	17.6%
Computers & Peripherals	14.2%
Internet Software & Services	11.9%
Semiconductors & Semiconductor Equipment	10.2%
Communications Equipment	6.3%
Internet & Catalog Retail	5.6%
IT Services	3.1%
Electrical Equipment	2.8%
Other	13.4%
Cash & Equivalents and Options Written & Securities Sold Short	14.9%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,272.50	$1,267.50	$1,267.70	$1,272.40	$1,274.30	$1,274.80	$1,273.30
Expenses Paid During Period	$9.45	$13.72	$13.78	$9.51	$8.08	$7.34	$8.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,016.89	$1,013.11	$1,013.06	$1,016.84	$1,018.10	$1,018.75	$1,017.49
Expenses Paid During Period	$8.39	$12.18	$12.23	$8.44	$7.17	$6.51	$7.78

For each class of the Fund, expenses are equal to the expense ratio for the class (1.65% for Class A, 2.40% for Class B, 2.41% for Class C, 1.66% for Class D, 1.41% for Class P, 1.28% for Institutional Class and 1.53% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	21

Allianz RCM Wellness Fund

(Unaudited)

Portfolio Insights

•Allianz RCM Wellness Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies in wellness related companies.

•Market conditions continued to be dominated by the rebound that began earlier in the year from the levels reached in the aftermath of the financial crisis. Within health care, progress toward final Congressional reform proposals yielded better sector performance as raw uncertainty around industry impacts was replaced by more quantifiable risks.

•One biotechnology stock was a clear leader in the Fund’s outperformance. Human Genome Sciences rose after positive data from two Phase III clinical trials for Benlysta, a potentially first-in-class treatment for lupus.

•The Fund’s outperformance was also benefitted by overweighting in the pharmaceutical distributor and pharmacy benefits management sectors. These sectors appreciated as they were relatively unaffected by industry-negative healthcare reform proposals and, in fact, potentially stood more to gain from rising volumes of insured U.S. health care consumers.

•On the negative side, stock selections in the medical equipment sector detracted from Fund returns, as did to a relative underweighting in the major pharmaceutical sector. The latter had been particularly depressed on concerns surrounding U.S. health care reform proposals which began to abate as the year drew to a close.

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (12/31/96)
Allianz RCM Wellness Fund Class A	27.61%	30.63%	1.62%	5.59%	10.38%
Allianz RCM Wellness Fund Class A (adjusted)	20.59%	23.45%	0.48%	5.00%	9.90%
Allianz RCM Wellness Fund Class B	27.11%	29.62%	0.85%	4.96%	9.87%
Allianz RCM Wellness Fund Class B (adjusted)	22.11%	24.62%	0.46%	4.96%	9.87%
Allianz RCM Wellness Fund Class C	27.09%	29.60%	0.85%	4.80%	9.55%
Allianz RCM Wellness Fund Class C (adjusted)	26.09%	28.60%	0.85%	4.80%	9.55%
Allianz RCM Wellness Fund Class D	27.62%	30.58%	1.61%	5.61%	10.42%
MSCI World Index	22.23%	29.99%	2.01%	-0.24%	4.42%
MSCI World Healthcare and Consumer Blended Index	21.22%	22.58%	3.29%	2.85%	3.08%
S&P 500 Index	22.59%	26.46%	0.42%	-0.95%	5.00%
S&P 500 Healthcare Index	19.49%	20.56%	2.53%	2.65%	6.96%
Lipper Health/Biotechnology Funds Average	18.33%	22.47%	3.10%	5.51%	8.47%

† The Fund commenced operations on 12/31/96. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.48% for Class A shares, 2.23% for Class B shares, 2.21% for Class C shares and 1.48% for Class D shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

22	Allianz Funds

Allianz RCM Wellness Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors*

Pharmaceuticals	27.4%
Health Care Providers & Services	23.8%
Biotechnology	16.9%
Health Care Equipment & Supplies	10.0%
Life Sciences Tools & Services	7.5%
Food Products	5.5%
Textiles, Apparel & Luxury Goods	2.3%
Food & Staples Retailing	2.1%
Other	3.2%
Cash & Equivalents — and options written	1.3%
*	% of net assets as of December 31, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D
Beginning Account Value (07/1/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,276.10	$1,271.10	$1,270.90	$1,276.20
Expenses Paid During Period	$8.55	$12.82	$12.82	$8.55

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D
Beginning Account Value (07/1/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,017.69	$1,013.91	$1,013.91	$1,017.69
Expenses Paid During Period	$7.58	$11.37	$11.37	$7.58

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.49% for Class A, 2.24% for Class B, 2.24% for Class C, and 1.49% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2009	23

Important Information About the Funds

Share Class (A/B/C)

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and/or C shares were first offered in the month/year indicated in parentheses next to each Fund name: NACM Emerging Markets Opportunities (8/06), NACM Pacific Rim (7/02), RCM Global Resources (3/06), RCM Global Small-Cap (2/02), RCM Disciplined International Equity (formerly RCM International Growth Equity) (2/02) and RCM Technology (2/02). The oldest share class for RCM Wellness (formerly RCM Healthcare) is the D share class, and the A, B and C shares were first offered in 2/02. For NACM International the oldest share class is the Institutional share class and A and C shares were first offered in 10/04. For NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) that declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional class, and the D shares were first offered in the month/year indicated in parentheses next to each Fund name: NACM Emerging Markets Opportunities (8/06), NACM International (10/04), NACM Pacific Rim (7/02), NFJ International Value (3/05), RCM Global Resources (3/06), RCM Global Small-Cap (3/99), RCM Disciplined International Equity (formerly RCM International Growth Equity) (3/99) and RCM Technology (1/99).

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): CCM Capital Appreciation/Institutional, CCM Mid-Cap/Institutional, NACM Global/A, NFJ Dividend Value/Institutional and Administrative, NFJ Small-Cap Value/Institutional, OCC Growth/C, RCM Large-Cap Growth/Institutional and RCM Mid-Cap/Institutional. R shares for these Funds were first offered in 12/02. The oldest share class for NACM International and NFJ Large-Cap Value is the Institutional share class, and the NACM International R shares class was first offered in 1/06. The oldest share class for NFJ International Value is the Institutional share class and for OCC Opportunity is Class C, and each first offered Class R shares class in 11/09.

Share Class (P)

Class P shares were launched on July 7, 2008.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for OCC Target is the A class and the Institutional and Administrative shares were first offered in 3/99. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses next to each Fund name: OCC Growth (3/99) and OCC Opportunity (3/99). The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses next to each Fund name: CCM Capital Appreciation (7/96), CCM Emerging Companies (4/96), CCM Focused Growth (9/06), CCM Mid-Cap (11/94), NFJ Large-Cap Value (9/06) and NFJ Small-Cap Value (11/95).

The oldest share class for the following funds is the Institutional class, and the Administrative shares were first offered in the month/year indicated in parentheses next to each Fund name: RCM Disciplined International Equity (formerly RCM International Growth Equity) (2/02), RCM Large-Cap Growth (2/02), RCM Mid-Cap (2/02) and RCM Technology (3/05).

Returns measure performance from the inception of the oldest share class to the present; therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

As of November 1, 2009, Class B shares of Allianz Funds were no longer available for purchase, except through exchanges and dividend reinvestment.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

24	Allianz Funds

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period as indicated and held for the entire period through December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administrative fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administrative fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

Semiannual Report	December 31, 2009	25

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% Barclays Capital U.S. Aggregate Index	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital U.S. Aggregate Index. The Russell 3000 Index and the Barclays Capital U.S. Aggregate Index are described below. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Barclays Capital U.S. Aggregate Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization.

Barclays Capital U.S. Aggregate Index	The Barclays Capital U.S. Aggregate Index is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

MSCI All Country World Ex US Index	The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US) is a market capitalization weighted index composed of approximately 2000 companies. It is representative of the market structure of 21 developed countries in North America, Europe, and the Pacific Rim, and excludes securities of United States’ issuers.

MSCI All Country World Index	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a market capitalization weighted index composed of over 2000 companies. It is representative of the market structure of 22 developed countries in North America, Europe, and the Pacific Rim.

MSCI EAFE Growth Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Growth Index (EAFE Growth) is an unmanaged index consisting of 50% of the MSCI EAFE with the highest Price/Book Value ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

MSCI EAFE Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. dollar adjusted basis.

MSCI Emerging Markets Index	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Pacific Index	The Morgan Stanley Capital International (MSCI) Pacific Index is a market capitalization weighted index composed of over 700 companies. It is representative of the market structure of 5 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, New Zealand, and Singapore.

MSCI World Index	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance.

MSCI World Energy & Materials Composite Index	The MSCI World Energy & Materials Composite benchmark represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month.

MSCI World Healthcare and Consumer Blended Index	MSCI World Healthcare and Consumer Blended Index is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the worlds most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The World Healthcare and Consumer Blended Benchmark represents the performance of a hypothetical index developed by the Adviser.

26	Allianz Funds

Benchmark Descriptions (Cont.)

Index	Description
MSCI World Small-Cap Index	The Morgan Stanley Capital International (MSCI) World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD 200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index	The Russell 3000 Growth Index is an unmanaged index composed of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index	The Russell 3000 Index is an unmanaged index generally representative of the U.S. market for large domestic stocks, as determined by total market capitalization, and which represents approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes that are considered to have less than average growth orientation.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Top 200 Value Index	The Russell Top 200 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index	The Standard & Poor’s 500 Composite Index is an unmanaged market index that is generally representative of the U.S. stock market.

S&P 500 Healthcare Index	The S&P 500 Healthcare Index is a market capitalization weighted index that measures the Health Care sector performance of the S&P 500 Index.

S&P North American Technology Sector Index™ (formerly S&P GSTI Composite Index)	The S&P North American Technology-Internet Sector Index™ is a modified capitalization-weighted index of companies involved in the internet-related sector of the technology industry.

Semiannual Report	December 31, 2009	27

Schedule of Investments

NACM Emerging Markets Opportunities Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—95.3%
Brazil—16.8%
Anhanguera Educacional
Participacoes S.A., UNIT (b)	20,500	$293
Banco do Brasil S.A.	49,600	846
BR Malls Participacoes S.A. (b)	47,000	580
Cia de Bebidas das Americas ADR	7,800	789
Cosan S.A. Industria e Comercio (b)	45,000	662
Diagnosticos da America S.A.	29,400	962
Gol Linhas Aereas Inteligentes S.A. ADR	44,600	685
Lojas Renner S.A.	40,200	907
PDG Realty S.A. Empreendimentos e Participacoes	111,500	1,111
Petroleo Brasileiro S.A. ADR	79,600	3,575
Positivo Informatica S.A.	22,700	291
Vale S.A. ADR	125,100	3,632
Vivo Participacoes S.A. ADR	26,500	821

		15,154

China—16.2%
Bank of China Ltd.	1,311,000	705
China Agri-Industries Holdings Ltd.	1,111,000	1,452
China Construction Bank Corp.	1,137,200	971
China Life Insurance Co., Ltd.	234,000	1,147
China Mobile Ltd.	80,500	749
China Petroleum & Chemical Corp., Class H	212,000	187
China Resources Land Ltd.	150,000	338
Dongfeng Motor Group Co., Ltd.	336,000	480
Golden Eagle Retail Group Ltd.	685,000	1,388
Industrial & Commercial Bank of China	1,499,000	1,235
Jiangxi Copper Co., Ltd.	174,000	407
PetroChina Co., Ltd.	600,000	713
Real Gold Mining Ltd. (b)	174,000	258
Shimao Property Holdings Ltd.	208,000	390
Tencent Holdings Ltd.	66,200	1,433
Tsingtao Brewery Co., Ltd., Class H	284,000	1,575
Weichai Power Co., Ltd.	39,000	313
Yanzhou Coal Mining Co., Ltd.	408,000	893

		14,634

Hong Kong—2.6%
Pacific Textile Holdings Ltd.	418,000	279
Skyworth Digital Holdings Ltd.	1,280,000	1,309
Xingda International Holdings Ltd.	1,675,000	780

		2,368

India—5.9%
Allahabad Bank	101,260	272
Aurobindo Pharma Ltd.	52,307	1,026
Balrampur Chini Mills Ltd.	189,960	539
Infosys Technologies Ltd.	7,271	405
ITC Ltd.	61,388	330
Mphasis Ltd.	45,465	703
Punjab National Bank Ltd.	53,471	1,040
Reliance Industries Ltd.	18,290	429
Zee Entertainment Enterprises Ltd.	95,593	521

		5,265

Indonesia—3.4%
Adaro Energy PT	3,931,500	719
Astra International Tbk PT	138,500	509
Bank Central Asia Tbk PT	1,046,000	535
Bank Mandiri Tbk PT	528,000	260

	Shares	Value (000s)

Indofood Sukses Makmur Tbk PT	1,215,000	$457
United Tractors Tbk PT	370,500	607

		3,087

Israel—1.0%
Teva Pharmaceutical Industries
Ltd. ADR	16,700	938

Korea (Republic of)—15.4%
GS Engineering & Construction Corp.	13,642	1,265
Hynix Semiconductor, Inc. (b)	34,790	692
Hyundai Motor Co.	8,508	881
KB Financial Group, Inc.	21,010	1,070
Kia Motors Corp.	20,710	356
Korea Zinc Co., Ltd.	2,716	474
LG Chemical Ltd.	4,910	962
LG Display Co., Ltd.	29,540	999
LG Telecom Ltd.	79,630	580
Lotte Shopping Co., Ltd.	1,176	348
Orion Corp.	1,760	436
POSCO	2,355	1,242
Samsung Electronics Co., Ltd.	3,847	2,638
Shinhan Financial Group Co., Ltd. (b)	32,813	1,214
Sungwoo Hitech Co., Ltd.	62,620	670

		13,827

Kuwait—0.1%
Global Investment House KSCC GDR (b)	43,440	67

Malaysia—2.2%
AMMB Holdings Bhd.	352,300	513
CIMB Group Holdings Bhd.	399,100	1,493

		2,006

Mexico—2.3%
Alfa SAB de C.V.	42,300	266
America Movil SAB de C.V. ADR, Class L	24,200	1,137
Wal-Mart de Mexico SAB de C.V.	157,700	703

		2,106

Peru—0.6%
Compania de Minas Buenaventura S.A. ADR	16,300	546

Poland—0.7%
KGHM Polska Miedz S.A.	16,822	620

Russia—7.1%
Gazprom OAO ADR	36,450	920
Lukoil OAO ADR	11,200	642
Magnitogorsk Iron & Steel Works GDR (b)	81,550	922
Mechel ADR	32,700	615
Mobile Telesystems ADR	15,300	748
Rosneft Oil Co. GDR	163,000	1,402
Sberbank of Russian Federation	255,698	718
Sistema JSFC GDR (b)	23,050	484

		6,451

South Africa—3.5%
Aveng Ltd.	108,328	584
Imperial Holdings Ltd.	46,030	549
Investec Ltd.	52,640	378
MTN Group Ltd.	24,161	385
Naspers Ltd., Class N	23,969	970
Sasol Ltd.	7,661	307

		3,173

Taiwan—9.0%
Advanced Semi-conductor Engineering, Inc.	766,000	688

	Shares	Value (000s)

Compal Electronics, Inc.	915,745	$1,265
Epistar Corp.	110,000	412
Formosa Plastics Corp.	112,210	236
HON HAI Precision Industry Co., Ltd.	447,000	2,090
Huaku Development Co., Ltd.	420,000	1,066
Lite-On Technology Corp.	351,710	528
Quanta Computer, Inc.	31,859	69
Tripod Technology Corp.	139,000	469
Unimicron Technology Corp.	558,000	808
WPG Holdings Co., Ltd.	272,000	474

		8,105

Thailand—1.4%
Banpu PCL	24,400	422
Charoen Pokphand Foods PCL	2,470,600	844

		1,266

Turkey—4.4%
Arcelik (b)	92,450	365
Aselsan Elektronik Sanayi Ve Ticaret AS	37,697	289
Asya Katilim Bankasi AS (b)	157,935	365
Sinpas Gayrimenkul Yatirim Ortakligi AS, REIT	284,534	439
Turk Hava Yollari	469,606	1,798
Turkiye Garanti Bankasi AS	153,338	653

		3,909

United Kingdom—2.3%
Antofagasta PLC	23,030	367
Eurasian Natural Resources Corp.	34,481	505
Kazakhmys PLC (b)	56,968	1,206

		2,078

United States—0.4%
Copa Holdings S.A., Class A	6,800	370

Total Common Stock (cost—$67,325)		85,970

PREFERRED STOCK—3.3%
Brazil—3.3%
Banco Industrial e Comercial S.A.	61,900	432
Investimentos Itau S.A.	246,790	1,680
Metalurgica Gerdau S.A.	21,500	431
Ultrapar Participacoes S.A.	9,200	423

Total Preferred Stock (cost—$2,050)		2,966

	Principal Amount (000s)
Repurchase Agreement—1.7%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $1,501; collateralized by Freddie Mac, 6.875%, due 9/15/10, valued at $1,534 including accrued interest (cost—$1,501)	$1,501	1,501

Total Investments (cost—$70,876) (a)—100.3%		90,437

Liabilities in excess of other assets—(0.3)%		(281)

Net Assets—100.0%		$90,156

28	Allianz Funds Semiannual Report	12.31.09

Schedule of Investments (cont.)

NACM Emerging Markets Opportunities Fund

December 31, 2009 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $60,968, representing 67.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
UNIT—More than one class of securities traded together.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	29

Schedule of Investments

NACM Global Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.2%
Australia—2.0%
BHP Billiton Ltd.	13,383	$512

Belgium—4.0%
Anheuser-Busch InBev NV	10,715	554
Umicore	13,812	461

		1,015

Brazil—2.8%
Cielo S.A.	46,700	412
Tractebel Energia S.A.	25,500	315

		727

Canada—1.2%
Potash Corp. of Saskatchewan, Inc.	2,700	293

China—1.3%
Bank of China Ltd.	606,000	326
Peace Mark Holdings Ltd. (b)(d)	382,000	—	(c)

		326

Denmark—1.4%
Vestas Wind Systems A/S (b)	6,000	365

France—5.9%
BNP Paribas	5,575	442
Gaz De France Suez	8,626	374
Groupe Danone	6,341	389
Ingenico	13,012	315

		1,520

Germany—4.4%
GEA Group AG	18,707	417
Siemens AG	3,970	364
ThyssenKrupp AG	9,431	355

		1,136

Ireland—1.3%
C&C Group PLC	77,820	335

Israel—1.4%
Teva Pharmaceutical Industries Ltd. ADR	6,100	343

Japan—5.2%
Fanuc Ltd.	4,400	410
Honda Motor Co., Ltd.	6,800	231
Marubeni Corp.	61,000	337
Tsumura & Co.	11,000	355

		1,333

Kuwait—0.1%
Global Investment House KSCC GDR (b)	22,200	35

Malaysia—1.6%
CIMB Group Holdings BHD	106,000	397

Netherlands—2.8%
ING Groep NV (b)	28,160	271
Koninklijke KPN NV	25,660	436

		707

Singapore—2.0%
United Overseas Bank Ltd.	37,000	515

Spain—3.5%
Tecnicas Reunidas S.A.	7,151	411
Telefonica S.A.	17,651	494

		905

Sweden—1.2%
Hennes & Mauritz AB, Class B	5,725	317

	Shares	Value (000s)

Switzerland—3.2%
ABB Ltd. (b)	21,421	$413
Credit Suisse Group AG	8,385	415

		828

United Kingdom—9.6%
ARM Holdings PLC	123,317	352
BG Group PLC	22,083	399
Croda International	28,278	365
HSBC Holdings PLC	42,291	482
IG Group Holdings PLC	86,989	532
Petrofac Ltd.	19,111	320

		2,450

United States—42.3%
Abbott Laboratories	7,700	416
Alcon, Inc.	3,300	542
Anadarko Petroleum Corp.	6,200	387
Apple, Inc. (b)	2,800	590
Baker Hughes, Inc.	9,500	385
Bank of America Corp.	29,800	449
Best Buy Co., Inc.	7,100	280
Caterpillar, Inc.	5,500	313
CIGNA Corp.	10,400	367
Cisco Systems, Inc. (b)	19,000	455
Ecolab, Inc.	11,500	513
Exxon Mobil Corp.	4,200	286
FedEx Corp.	5,300	442
Fluor Corp.	6,600	297
Guess?, Inc.	9,200	389
Hewlett-Packard Co.	8,600	443
JPMorgan Chase & Co.	10,100	421
Kellogg Co.	9,300	495
Nike, Inc., Class B	6,600	436
Occidental Petroleum Corp.	5,000	407
Oracle Corp.	21,300	523
Praxair, Inc.	5,400	434
Target Corp.	7,800	377
Thermo Fisher Scientific, Inc. (b)	7,800	372
URS Corp. (b)	8,000	356
XTO Energy, Inc.	9,725	453

		10,828

Total Common Stock (cost—$22,695)		24,887

PREFERRED STOCK—1.5%
Germany—1.5%
Henkel AG & Co KGaA (cost—$350)	7,347	386

	Principal Amount (000s)
Repurchase Agreement—1.4%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $370; collateralized by Federal Home Loan Bank, 0.95%, due 11/30/10, valued at $382 including accrued interest (cost—$370)	$370	370

Total Investments (cost—$23,415) (a)—100.1%		25,643

Liabilities in excess of other assets—(0.1)%		(35)

Net Assets—100.0%		$25,608

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $13,049, representing 51.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Amount less than $500.

(d) Fair-Valued.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

30	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Schedule of Investments

NACM International Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.9%
Australia—7.6%
BHP Billiton Ltd.	53,184	$2,035
Challenger Financial Services Group Ltd.	356,402	1,341
Commonwealth Bank of Australia	73,399	3,584
David Jones Ltd.	179,543	864
Downer EDI Ltd.	142,286	1,185
Leighton Holdings Ltd.	21,404	726
Orica Ltd.	19,957	464
Suncorp-Metway Ltd.	80,481	623

		10,822

Belgium—0.8%
Anheuser-Busch InBev NV	21,604	1,118

China—4.4%
Fushan International Energy Group Ltd.	816,000	795
Golden Eagle Retail Group Ltd.	612,000	1,240
Jiangxi Copper Co., Ltd.	143,000	335
Minth Group Ltd.	234,000	345
Real Gold Mining Ltd. (b)	371,000	551
Shimao Property Holdings Ltd.	225,000	422
Tencent Holdings Ltd.	54,600	1,182
Tsingtao Brewery Co., Ltd., Class H	250,000	1,386

		6,256

Finland—0.3%
Huhtamaki Oyj	36,500	506

France—9.4%
BNP Paribas	43,074	3,416
Credit Agricole S.A.	24,442	429
France Telecom S.A.	42,517	1,062
Sanofi-Aventis S.A.	45,557	3,583
Total S.A.	49,978	3,210
Vivendi S.A.	59,423	1,764

		13,464

Germany—6.4%
Aixtron AG	11,772	396
Bilfinger Berger AG	17,297	1,325
E.ON AG	34,270	1,438
GEA Group AG	28,917	644
RWE AG	17,434	1,692
Siemens AG	25,623	2,351
ThyssenKrupp AG	35,133	1,321

		9,167

Hong Kong—3.0%
BOC Hong Kong Holdings Ltd.	603,500	1,362
Kingboard Laminates Holdings Ltd.	1,147,000	791
Lee & Man Paper Manufacturing Ltd.	912,000	629
Shun TAK Holdings Ltd.	952,000	594
Skyworth Digital Holdings Ltd.	862,000	882

		4,258

Israel—0.4%
Teva Pharmaceutical
Industries Ltd. ADR	11,200	629

Italy—2.0%
Enel SpA	390,704	2,262
Eni SpA	20,457	521

		2,783

Japan—18.4%
Canon, Inc.	37,000	1,574
Chubu Electric Power Co., Inc.	19,200	458
East Japan Railway Co.	9,800	620

	Shares	Value (000s)

Elpida Memory, Inc. (b)	41,800	$681
Honda Motor Co., Ltd.	42,400	1,439
Itochu Corp.	107,000	790
Kansai Electric Power Co, Inc.	36,200	817
Kao Corp.	16,000	375
KDDI Corp.	234	1,240
Komatsu Ltd.	87,900	1,840
K’s Holdings Corp.	45,500	1,366
Kyorin Co., Ltd.	28,000	410
Marubeni Corp.	140,000	773
Mitsubishi UFJ Financial Group, Inc.	261,500	1,288
Mitsui & Co., Ltd.	32,000	454
Mitsui OSK Lines Ltd.	76,000	402
Nissan Motor Co., Ltd. (b)	184,100	1,618
Nitto Denko Corp.	30,600	1,099
Nomura Holdings, Inc.	179,600	1,336
Osaka Gas Co., Ltd.	249,000	839
Panasonic Corp.	84,000	1,209
Sumitomo Metal Mining Co., Ltd.	42,000	620
Sumitomo Trust & Banking Co., Ltd.	99,000	486
Tokyo Electron Ltd.	6,700	430
Toyo Suisan Kaisha Ltd.	44,000	1,015
Toyota Motor Corp.	26,100	1,100
Ube Industries Ltd.	458,000	1,253
Unicharm Corp.	7,800	731

		26,263

Netherlands—1.7%
ING Groep NV (b)	97,454	938
Koninklijke KPN NV	83,713	1,423

		2,361

Norway—0.3%
Yara International ASA	9,200	417

Singapore—3.9%
Allgreen Properties Ltd.	701,000	608
Ho Bee Investment Ltd.	567,000	692
Jardine Cycle & Carriage Ltd.	58,000	1,107
Noble Group Ltd.	689,000	1,581
United Overseas Bank Ltd.	60,000	835
Wilmar International Ltd.	168,000	764

		5,587

Spain—5.5%
Banco Santander S.A.	260,749	4,309
Repsol YPF S.A.	16,144	433
Telefonica S.A.	109,653	3,069

		7,811

Sweden—2.9%
Boliden AB	43,700	560
Electrolux AB, Ser. B (b)	32,800	771
Svenska Cellulosa AB, Class B	152,400	2,032
Tele2 AB, Class B	49,100	754

		4,117

Switzerland—7.4%
ABB Ltd. (b)	46,357	893
Credit Suisse Group AG	64,461	3,194
Nestle S.A.	19,724	957
Novartis AG	12,158	664
Roche Holdings AG	14,556	2,489
Syngenta AG	1,533	433
Zurich Financial Services AG	8,889	1,944

		10,574

United Kingdom—22.5%
Anglo American PLC (b)	20,009	866
Antofagasta PLC	62,979	1,002
AstraZeneca PLC	11,156	524
Barclays PLC	95,169	419

	Shares	Value (000s)

Barratt Developments PLC (b)	123,177	$245
BG Group PLC	42,274	763
BP PLC	312,606	3,019
British American Tobacco PLC	85,299	2,769
Burberry Group PLC	53,939	518
Cookson Group PLC (b)	88,627	600
Eurasian Natural Resources Corp.	55,516	813
GlaxoSmithKline PLC	70,001	1,484
HSBC Holdings PLC	301,695	3,442
J Sainsbury PLC	70,358	367
Kazakhmys PLC (b)	47,729	1,011
Kingfisher PLC	345,161	1,271
Marks & Spencer Group PLC	195,846	1,265
Next PLC	39,881	1,333
Pearson PLC	50,690	727
Petrofac Ltd.	82,929	1,388
Prudential PLC	108,557	1,111
Reckitt Benckiser Group PLC	12,093	655
Royal Dutch Shell PLC, Class B	110,241	3,211
Tullow Oil PLC	32,336	678
Vodafone Group PLC	678,230	1,571
Xstrata PLC (b)	62,725	1,119

		32,171

Total Common Stock (cost—$119,063)		138,304

PREFERRED STOCK—1.3%
Germany—1.3%
ProSiebenSat.1 Media AG	107,586	1,233
Volkswagen AG	7,316	690

Total Preferred Stock (cost—$1,743)		1,923

	Principal Amount (000s)
Repurchase Agreement—1.8%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $2,514; collateralized by Federal Home Loan Bank, 0.95%, due 11/30/10, valued at $2,568 including accrued interest (cost—$2,514)	$2,514	2,514

Total Investments (cost—$123,320) (a)—100.0%		142,741

Liabilities in excess of other assets—(0.0)%		(69)

Net Assets—100.0%		$142,672

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $138,969, representing 97.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	31

Schedule of Investments

NACM Pacific Rim Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.2%
Australia—20.2%
AMP Ltd.	329,762	$1,992
Australia & New Zealand Banking Group Ltd.	293,804	5,987
BHP Billiton Ltd.	179,254	6,860
CSL Ltd.	50,752	1,476
Incitec Pivot Ltd.	1,147,378	3,629
Leighton Holdings Ltd.	55,537	1,883
Lihir Gold Ltd.	359,880	1,050
Rio Tinto Ltd.	86,603	5,781
Westpac Banking Corp.	155,708	3,517
Woodside Petroleum Ltd.	60,879	2,567

		34,742

China—7.1%
China Everbright International Ltd.	3,139,000	1,606
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	608,000	2,026
Shanghai Industrial Holdings Ltd.	518,000	2,634
Tencent Holdings Ltd.	105,000	2,274
ZTE Corp.	598,640	3,696

		12,236

Hong Kong—8.1%
BOC Hong Kong Holdings Ltd.	1,110,500	2,506
Cheung Kong Holdings Ltd.	205,000	2,645
Haier Electronics Group Co., Ltd. (b)	2,567,000	1,674
Hong Kong Exchange & Clearing Ltd.	28,000	498
Li & Fung Ltd.	624,000	2,568
MTR Corp.	296,000	1,018
Wharf Holdings Ltd.	512,000	2,939

		13,848

Japan—51.9%
Aisin Seiki Co., Ltd.	96,400	2,785
Bridgestone Corp.	104,000	1,835
Canon, Inc.	79,500	3,382
Daiseki Co., Ltd.	24,800	500
Denki Kagaku Kogyo KK	239,000	1,068
Disco Corp.	36,300	2,274
Fanuc Ltd.	35,400	3,299
Hitachi Construction Machinery Co., Ltd.	86,900	2,278
Honda Motor Co., Ltd.	41,900	1,422
JFE Holdings, Inc.	75,300	2,976
Kamigumi Co., Ltd.	110,000	803
Komatsu Ltd.	106,600	2,232
Marubeni Corp.	525,000	2,900
Mitsubishi Corp.	87,200	2,172
Mitsubishi Electric Corp. (b)	398,000	2,957
Mitsubishi UFJ Financial Group, Inc.	670,200	3,301
Mitsui & Co., Ltd.	129,000	1,830
Mitsui Fudosan Co., Ltd.	97,000	1,640
Mitsui Sumitomo Insurance Group
Holdings, Inc.	46,700	1,193
Nikon Corp.	79,000	1,560
Nippon Building Fund, Inc., REIT	76	578
Nippon Telegraph & Telephone Corp.	50,200	1,983
Nitori Co., Ltd.	25,750	1,917
Nitto Denko Corp.	41,500	1,491
Nomura Holdings, Inc.	571,400	4,249
NSK Ltd.	160,000	1,174
Panasonic Corp.	126,000	1,814
Pigeon Corp.	32,000	1,253

	Shares	Value (000s)

Rohm Co., Ltd	26,700	$1,742
Sony Corp.	88,000	2,558
Start Today Co., Ltd.	491	898
Sumitomo Corp.	284,500	2,897
Suzuki Motor Corp.	56,800	1,399
Tokai Tokyo Financial Holdings	481,000	1,884
Tokio Marine Holdings, Inc.	27,300	745
Tokyo Electric Power Co., Inc.	65,700	1,649
Toshiba Corp. (b)	406,000	2,253
Toshiba Plant Systems & Services Corp.	37,000	467
Towa Pharmaceutical Co., Ltd.	55,300	2,550
Toyota Motor Corp.	200,800	8,466
Tsuruha Holdings, Inc.	22,500	805
Unicharm Corp.	18,800	1,762
Yamada Denki Co., Ltd.	35,160	2,372

		89,313

Korea (Republic of)—3.9%
Hynix Semiconductor, Inc. (b)	162,980	3,241
Hyundai Motor Co. (b)	19,672	2,036
Samsung Electronics Co., Ltd.	2,070	1,420

		6,697

Malaysia—1.5%
CIMB Group Holdings Bhd	683,900	2,559

Singapore—3.1%
CapitaMalls Asia Ltd. (b)	730,414	1,321
DBS Group Holdings Ltd.	364,224	3,959

		5,280

Taiwan—1.2%
HON HAI Precision Industry Co., Ltd.	452,000	2,114

United Kingdom—2.2%
HSBC Holdings PLC	338,333	3,848

Total Common Stock (cost—$161,206)		170,637

	Principal Amount (000s)
Repurchase Agreement—0.6%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $1,008; collateralized by Fannie Mae, 6.625%, due 11/15/10, valued at $1,029 including accrued interest (cost—$1,008)	$1,008	1,008

Total Investments (cost—$162,214) (a)—99.8%		171,645

Other assets less liabilities—0.2%		323

Net Assets—100.0%		$171,968

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $169,316, representing 98.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

32	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ International Value Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—95.4%
Australia—5.7%
Amcor Ltd. ADR	1,335,600	$29,583
Australia & New Zealand Banking
Group Ltd. ADR	1,411,700	28,940
Telstra Corp Ltd. ADR	1,708,100	26,134

		84,657

Belgium—4.4%
Delhaize Group S.A. ADR	575,000	44,114
Fortis ADR (a)	5,573,100	21,679

		65,793

Bermuda—4.3%
Axis Capital Holdings Ltd.	950,000	26,989
RenaissanceRe Holdings Ltd.	700,000	37,205

		64,194

Brazil—8.6%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,350,000	52,812
Cia Paranaense de Energia ADR	2,125,000	45,581
Petroleo Brasileiro S.A. ADR	600,000	28,608

		127,001

Canada—12.1%
Agrium, Inc.	500,000	30,750
Canadian Pacific Railway Ltd.	600,000	32,400
Nexen, Inc.	1,200,000	28,716
Toronto-Dominion Bank	500,000	31,360
TransCanada Corp.	800,000	27,496
Yamana Gold, Inc.	2,440,000	27,767

		178,489

Chile—1.0%
Lan Airlines S.A. ADR	903,600	15,063

Colombia—1.8%
BanColombia S.A. ADR	600,000	27,306

Finland—1.1%
Nokia Oyj ADR	1,300,000	16,705

France—6.5%
AXA S.A. ADR	1,350,000	31,968
France Telecom S.A. ADR	1,450,000	36,598
Technip S.A. ADR	389,400	27,355

		95,921

Germany—2.9%
SAP AG ADR	276,100	12,924
Siemens AG ADR	325,000	29,803

		42,727

Ireland—4.7%
Accenture PLC, Class A	350,000	14,525
Covidien PLC	600,000	28,734
CRH PLC ADR	940,000	25,690

		68,949

Israel—1.1%
Teva Pharmaceutical Industries Ltd. ADR	300,000	16,854

Japan—2.7%
Fujitsu Ltd. ADR	430,400	13,880
Mitsui & Co., Ltd. ADR	92,000	26,281

		40,161

Korea (Republic of)—4.5%
POSCO ADR	300,000	39,330
SK Telecom Co., Ltd. ADR	1,674,700	27,231

		66,561

	Shares	Value (000s)

Mexico—3.3%
Coca-Cola Femsa SAB De CV ADR	734,200	$48,252

Netherlands—2.8%
Royal Dutch Shell PLC ADR, Class A	700,000	42,077

Norway—2.9%
Statoil ASA ADR	1,700,000	42,347

South Africa—2.8%
Sasol Ltd. ADR	1,023,000	40,859

Spain—2.0%
Banco Bilbao Vizcaya Argentaria S.A. ADR	1,660,000	29,947

Taiwan—0.9%
Siliconware Precision Industries Co. ADR	1,800,000	12,618

Turkey—0.9%
Turkcell Iletisim Hizmet AS ADR	720,700	12,605

United Kingdom—18.4%
AstraZeneca PLC ADR	900,000	42,246
British American Tobacco PLC ADR	450,000	29,097
Compass Group PLC ADR	3,814,400	27,845
Diageo PLC ADR	400,000	27,764
GlaxoSmithKline PLC ADR	1,000,000	42,250
International Power PLC ADR	287,700	14,500
Marks & Spencer Group PLC ADR	1,026,900	13,350
Pearson PLC ADR	3,200,000	45,952
Unilever PLC ADR	900,000	28,710

		271,714

Total Common Stock (cost—$1,272,379)		1,410,800

	Principal Amount (000s)
Repurchase Agreement—6.8%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $100,679; collateralized by Fannie Mae Discount Notes, 0.164%-0.448% due 9/24/10-10/12/10, valued at $66,170 including accrued interest and Federal Home Loan Bank Discount Note, 0.424%, due 11/15/10, valued at $36,528 including accrued interest (cost—$100,679)	$100,679	100,679

Total Investments (cost—$1,373,058)—102.2%		1,511,479

Liabilities in excess of other assets—(2.2)%		(32,053)

Net Assets—100.0%		$1,479,426

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	33

Schedule of Investments

RCM Disciplined International Equity Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.4%
Belgium—1.2%
Anheuser-Busch InBev NV	10,800	$559

Brazil—1.0%
Petroleo Brasileiro S.A. ADR	10,100	482

Czech Republic—0.8%
CEZ AS	7,900	371

France—18.1%
Alstom S.A.	10,500	734
AXA S.A.	28,000	657
Cap Gemini S.A.	12,285	560
Groupe Danone S.A.	9,600	589
Ipsen S.A.	8,930	495
Pinault-Printemps-Redoute S.A.	5,370	645
Sanofi-Aventis S.A.	14,800	1,164
Societe Generale	14,100	980
Total S.A.	31,300	2,010
Vinci S.A.	14,800	833

		8,667

Germany—5.0%
Bayer AG	8,694	696
SAP AG	13,804	658
Siemens AG	11,175	1,025

		2,379

Hong Kong—2.2%
Cheung Kong Holdings Ltd.	44,000	568
CNOOC Ltd.	306,000	476

		1,044

India—2.1%
Bharti Airtel Ltd.	73,790	523
ICICI Bank Ltd.	25,000	470

		993

Indonesia—1.0%
Perusahaan Gas Negara PT	1,200,000	496

Ireland—1.4%
Shire PLC	35,574	695

Italy—4.4%
Eni SpA	31,000	789
Intesa Sanpaola SpA (b)	175,000	788
Saipem SpA	16,000	552

		2,129

Japan—20.8%
Benesse Holdings, Inc.	11,500	481
East Japan Railway Co.	8,500	538
Fujitsu Ltd.	80,000	519
Ibiden Co., Ltd.	9,500	341
KDDI Corp.	217	1,149
Kuraray Co., Ltd.	56,000	659
Kurita Water Industries Ltd.	13,000	408
Mitsui Fudosan Co., Ltd.	31,000	524
Nidec Corp.	6,000	555
Nintendo Co., Ltd.	3,300	788
Nippon Electric Glass Co., Ltd.	41,000	564
Nitto Denko Corp.	17,800	640
Shionogi & Co., Ltd.	33,500	726
Softbank Corp.	28,000	656
Sumitomo Metal Mining Co., Ltd.	31,000	458
Sumitomo Mitsui Financial Group, Inc.	24,700	709
T&D Holdings, Inc.	12,500	257

		9,972

	Shares	Value (000s)

Netherlands—3.3%
Akzo Nobel NV	12,001	$796
Unilever NV	24,600	801

		1,597

Singapore—1.4%
SembCorp Industries Ltd.	250,000	653

Spain—3.8%
Banco Bilbao Vizcaya Argentaria S.A.	41,200	751
Telefonica S.A.	39,000	1,091

		1,842

Sweden—2.1%
Hennes & Mauritz AB, Class B	18,000	998

Switzerland—4.2%
Roche Holdings AG	6,930	1,185
Zurich Financial Services AG	3,900	853

		2,038

Taiwan—1.1%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	44,229	506

United Kingdom—25.5%
BAE Systems PLC	138,000	799
BHP Billiton PLC	27,500	877
Burberry Group PLC	50,000	480
Carnival PLC (b)	14,000	477
Centrica PLC	137,000	621
Compass Group PLC	82,000	587
HSBC Holdings PLC	164,833	1,880
Marks & Spencer Group PLC	60,000	388
Prudential PLC	82,000	839
Reckitt Benckiser Group PLC	17,125	927
Rio Tinto PLC	20,900	1,128
Serco Group PLC	62,600	534
Standard Chartered PLC	50,500	1,275
Vodafone Group PLC	608,097	1,408

		12,220

Total Investments (cost—$47,884) (a)—99.4%		47,641

Other assets less liabilities—0.6%		307

Net Assets—100.0%		$47,948

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $46,653, representing 97.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

34	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Global Resources Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.8%
Australia—2.1%
BHP Billiton Ltd.	22,549	$863

Bermuda—1.4%
Nabors Industries Ltd. (b)	26,905	589

Brazil—3.9%
Petroleo Brasileiro S.A. ADR	14,365	685
Vale S.A. ADR	32,105	932

		1,617

Canada—12.5%
Barrick Gold Corp.	18,116	718
Canadian Natural Resources Ltd.	14,875	1,081
EnCana Corp.	19,630	636
Goldcorp, Inc.	17,925	705
Suncor Energy, Inc.	39,045	1,389
Teck Resources Ltd., Class B (b)	19,665	688

		5,217

Denmark—0.5%
Vestas Wind Systems A/S (b)	3,216	196

Luxembourg—3.6%
ArcelorMittal	22,890	1,046
Tenaris S.A. ADR	11,190	477

		1,523

Netherlands—2.0%
Core Laboratories NV	6,870	812

Spain—0.5%
Gamesa Corp. Tecnologica S.A.	12,285	207

Switzerland—9.8%
Noble Corp.	23,450	954
Transocean Ltd. (b)	8,355	692
Weatherford International Ltd. (b)	71,115	1,274
Xstrata PLC (b)	64,195	1,145

		4,065

United Kingdom—7.1%
Anglo American PLC (b)	19,010	823
BG Group PLC	34,245	618
Ensco International PLC ADR	9,950	397
Rio Tinto PLC	20,880	1,128

		2,966

United States—55.4%
Air Products & Chemicals, Inc.	5,670	460
AK Steel Holding Corp.	22,800	487
Allegheny Technologies, Inc.	9,850	441
Alpha Natural Resources, Inc. (b)	23,980	1,040
Anadarko Petroleum Corp.	20,865	1,302
Arena Resources, Inc. (b)	9,930	428
Cameron International Corp. (b)	23,125	967
Carrizo Oil & Gas, Inc. (b)	17,955	476
Cliffs Natural Resources, Inc.	24,595	1,134
Concho Resources, Inc. (b)	13,070	587
Consol Energy, Inc.	7,305	364
Devon Energy Corp.	16,485	1,212
EOG Resources, Inc.	9,645	938
Freeport-McMoRan Copper & Gold, Inc. (b)	12,175	977
Goodrich Petroleum Corp. (b)	32,380	788
Halliburton Co.	30,830	928
National-Oilwell Varco, Inc.	13,800	608
Newfield Exploration Co. (b)	12,550	605
Newmont Mining Corp.	13,445	636
Noble Energy, Inc.	7,750	552
Occidental Petroleum Corp.	12,365	1,006
Peabody Energy Corp.	13,115	593
PetroHawk Energy Corp. (b)	60,845	1,460
Schlumberger Ltd.	20,840	1,356

	Shares	Value (000s)

Southwestern Energy Co. (b)	40,260	$1,940
Steel Dynamics, Inc.	52,530	931
U.S. Steel Corp.	10,375	572
XTO Energy, Inc.	4,510	210

		22,998

Total Investments (cost—$31,992) (a)—98.8%		41,053

Other assets less liabilities—1.2%		491

Net Assets—100.0%		$41,544

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $6,026, representing 14.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	35

Schedule of Investments

RCM Global Small-Cap Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.2%
Australia—0.6%
Ausenco Ltd.	111,879	$455

Austria—1.8%
Andritz AG	14,955	862
Conwert Immobilien Invest SE (b)	50,810	621

		1,483

Bermuda—0.9%
Lazard Ltd., Class A	19,320	733

Brazil—1.7%
Gol Linhas Aereas Inteligentes S.A. ADR	55,385	850
Localiza Rent A Car	50,530	561

		1,411

Canada—0.8%
MDC Partners, Inc., Class A (b)	74,175	619

China—3.1%
China Dongxiang Group Co.	1,213,000	937
Perfect World Co., Ltd. ADR, Class B (b)	14,145	558
SmartHeat, Inc. (b)	43,115	626
Yucheng Technologies Ltd. (b)	48,015	410

		2,531

Denmark—1.1%
Bang & Olufsen A/S (b)	24,980	362
SimCorp A/S	2,839	532

		894

Finland—1.2%
Nokian Renkaat Oyj	24,825	602
Talvivaara Mining Co. PLC (b)	67,135	416

		1,018

France—0.7%
Saft Groupe S.A.	12,010	578

Germany—3.2%
BayWa AG	13,420	482
Dialog Semiconductor PLC (b)	72,390	781
Kloeckner & Co SE (b)	22,760	577
Rheinmetall AG	12,155	772

		2,612

Hong Kong—1.1%
Daphne International Holdings Ltd.	1,170,000	940
Peace Mark Holdings Ltd. (b)	932,000	—	(c)

		940

Ireland—0.5%
Irish Life & Permanent PLC (b)	92,800	409

Italy—0.8%
Ansaldo STS SpA	32,780	625

Japan—6.3%
Accordia Golf Co., Ltd.	422	451
JFE Shoji Holdings, Inc.	113,700	408
Kakaku.com, Inc.	138	536
Kuraray Co., Ltd.	39,800	468
Maruwa Co Ltd.	15,100	322
Nitori Co., Ltd.	6,790	505
Torishima Pump Manufacturing Co., Ltd.	33,050	719
Unicharm Petcare Corp.	19,420	593

	Shares	Value (000s)

UNY Co., Ltd.	101,600	$717
Yokogawa Electric Corp.	48,300	427

		5,146

Korea (Republic of)—1.3%
Taeyoung Engineering & Construction (b)	104,180	481
Woongjin Thinkbig Co., Ltd. (b)	28,870	546

		1,027

Netherlands—2.4%
Aalberts Industries NV	52,470	754
Fugro NV	10,895	626
SNS REAAL NV (b)	90,830	543

		1,923

Philippines—1.5%
Energy Development Corp.	7,253,000	733
Filinvest Land, Inc.	26,106,000	505

		1,238

Poland—0.7%
PBG S.A. (b)	8,362	591

Portugal—0.8%
Jeronimo Martins SGPS S.A.	64,871	649

Russia—1.4%
SOLLERS (b)	47,285	662
Veropharm (b)	18,545	508

		1,170

Singapore—1.0%
Indofood Agri Resources Ltd. (b)	483,000	794

South Africa—1.0%
Aquarius Platinum Ltd. (b)	123,255	803

Spain—1.8%
Tecnicas Reunidas S.A.	14,285	821
Viscofan S.A.	27,085	688

		1,509

Sweden—2.9%
Autoliv, Inc.	20,125	873
Betsson AB (b)	41,499	633
JM AB (b)	51,872	886

		2,392

Switzerland—3.6%
AFG Arbonia-Forster Holding (b)	28,800	688
Georg Fischer AG (b)	3,580	893
Mettler Toledo International, Inc. (b)	5,865	616
Winterthur Technologie AG	19,322	759

		2,956

Thailand—0.6%
BEC World PCL	625,500	462

Turkey—0.8%
Asya Katilim Bankasi AS (b)	266,451	616

United Kingdom—10.4%
Acergy S.A.	49,250	776
Aegis Group PLC	388,175	750
Connaught PLC	85,345	489
Cookson Group PLC (b)	91,715	620
Dana Petroleum PLC (b)	32,815	621
Intermediate Capital Group PLC	153,370	677
ITV PLC (b)	658,570	555
Persimmon PLC (b)	53,565	405

	Shares	Value (000s)

Restaurant Group PLC	196,135	$589
Salamander Energy PLC (b)	134,217	643
SIG PLC (b)	285,420	515
Spirent Communications PLC	361,230	592
Taylor Wimpey PLC (b)	921,955	577
Weir Group PLC	53,420	616

		8,425

United States—45.2%
3PAR, Inc. (b)	60,130	712
Actuant Corp., Class A	54,407	1,008
Affiliated Managers Group, Inc. (b)	10,670	719
Alberto-Culver Co.	19,535	572
Artio Global Investors, Inc. (b)	28,205	719
Atlas Air Worldwide Holdings, Inc. (b)	23,240	866
Atmel Corp. (b)	109,305	504
BE Aerospace, Inc. (b)	60,005	1,410
Blackboard, Inc. (b)	14,255	647
Broadpoint Gleacher Securities, Inc. (b)	69,745	311
Carrizo Oil & Gas, Inc. (b)	32,460	860
Clean Harbors, Inc. (b)	9,356	558
Ebix, Inc. (b)	10,205	498
Emergency Medical Services Corp.,
Class A (b)	11,720	635
Factset Research Systems, Inc.	12,927	851
Genco Shipping & Trading Ltd. (b)	13,185	295
Genesee & Wyoming, Inc., Class A (b)	16,280	531
Globe Specialty Metals, Inc. (b)	79,435	747
Goodrich Petroleum Corp. (b)	23,950	583
Goodyear Tire & Rubber Co. (b)	48,200	680
Greif, Inc., Class A	10,560	570
Gymboree Corp. (b)	15,355	668
Harman International Industries, Inc.	16,125	569
Heidrick & Struggles International, Inc.	33,230	1,038
HMS Holdings Corp. (b)	10,635	518
Human Genome Sciences, Inc. (b)	31,525	965
ICF International, Inc. (b)	23,520	630
Infinera Corp. (b)	48,990	434
Janus Capital Group, Inc.	48,630	654
LaSalle Hotel Properties, REIT	24,198	514
Liberty Media Corp.—Capital, Ser. A (b)	42,135	1,006
Life Time Fitness, Inc. (b)	25,095	626
Monolithic Power Systems, Inc. (b)	27,820	667
NCI, Inc., Class A (b)	21,215	586
Netezza Corp. (b)	62,775	609
Olin Corp.	49,520	868
ON Semi-conductor Corp. (b)	68,185	601
Onyx Pharmaceuticals, Inc. (b)	15,625	458
Packaging Corp. of America	34,925	804
Photronics, Inc. (b)	114,245	508
Polycom, Inc. (b)	22,675	566
Rovi Corp. (b)	27,980	892
SandRidge Energy, Inc. (b)	60,115	567
Schweitzer-Mauduit International, Inc.	5,885	414
Sharps Compliance Corp. (b)	51,825	498
Snap-On, Inc.	16,755	708
Solera Holdings, Inc.	17,864	643
Spectrum Group International, Inc. (b)	18,561	35
Stanley, Inc. (b)	20,765	569
Steel Dynamics, Inc.	34,566	612
Stifel Financial Corp. (b)	15,660	928

36	Allianz Funds Semiannual Report	12.31.09

Schedule of Investments (cont.)

RCM Global Small-Cap Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

Tempur-Pedic International, Inc. (b)	32,310	$763
Under Armour, Inc., Class A (b)	20,060	547
United Therapeutics Corp. (b)	14,040	739
Wabtec Corp.	16,065	656
WMS Industries, Inc. (b)	14,916	597

		36,733

Total Common Stock (cost—$63,785)		80,742

	Principal Amount (000s)
Repurchase Agreement—0.8%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $631; collateralized by Fannie Mae Discount Notes, 0.164% due 9/24/10, valued at $634 including accrued interest and Freddie Mac, 6.875% due 9/15/10, valued at $11 including accrued interest (cost—$631)	$631	631

Total Investments (cost—$64,416) (a)—100.0%		81,373

Liabilities in excess of other assets—(0.0)%		(39)

Net Assets—100.0%		$81,334

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $36,994, representing 45.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Amount less than $500.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	37

Schedule of Investments

RCM Technology Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—78.7%
Auto Components—0.1%
Johnson Controls, Inc.	58,880	$1,604

Communications Equipment—6.3%
Cisco Systems, Inc. (d)	668,695	16,009
F5 Networks, Inc. (d)	482,770	25,577
Juniper Networks, Inc. (c)(d)	47,850	1,276
Motorola, Inc. (d)	36,720	285
Polycom, Inc. (d)	69,410	1,733
QUALCOMM, Inc.	69,585	3,219
Riverbed Technology, Inc. (d)	1,092,910	25,104

		73,203

Computers & Peripherals—14.2%
Acer, Inc. GDR	493,195	7,200
Apple, Inc. (c)(d)	413,325	87,154
EMC Corp. (c)(d)	1,958,405	34,213
Hewlett-Packard Co.	123,295	6,351
HTC Corp.	18,150	208
International Business Machines Corp.	9,975	1,306
NetApp, Inc. (d)	762,335	26,217
Synaptics, Inc. (d)	24,785	760

		163,409

Construction & Engineering—0.1%
Fluor Corp.	1,000	45
Quanta Services, Inc. (d)	68,470	1,427

		1,472

Diversified Telecommunication Services—0.2%
China Telecom Corp. Ltd. ADR	37,945	1,572
Clearwire Corp., Class A (d)	124,150	839

		2,411

Electrical Equipment—2.8%
Canadian Solar, Inc. (d)	258,925	7,462
First Solar, Inc. (d)	200	27
SMA Solar Technology AG	14,115	1,886
Solar World AG	2,110	46
Sunpower Corp., Class A (d)	68,400	1,620
Sunpower Corp., Class B (d)	870,595	18,239
Suntech Power Holdings Co., Ltd. ADR (d)	93,300	1,552
Yingli Green Energy Holding Co., Ltd. ADR (d)	102,625	1,623

		32,455

Electronic Equipment, Instruments & Components—2.3%
Amphenol Corp., Class A	521,970	24,104
Itron, Inc. (c)(d)	32,205	2,176
Kyocera Corp.	100	9
Mabuchi Motor Co., Ltd.	100	5

		26,294

Health Care Technology—0.8%
athenahealth, Inc. (d)	205,500	9,297

Hotels, Restaurants & Leisure—0.6%
Ctrip.com International Ltd. ADR (d)	91,115	6,548

Internet & Catalog Retail—5.6%
Amazon.com, Inc. (c)(d)	387,270	52,095
Expedia, Inc. (d)	102,285	2,630
NetFlix, Inc. (d)	186,579	10,288

		65,013

	Shares	Value (000s)

Internet Software & Services—11.9%
Akamai Technologies, Inc. (d)	663,585	$16,809
Alibaba.com Ltd.	141,500	327
Baidu, Inc. ADR (c)(d)	47,540	19,550
Equinix, Inc. (c)(d)	175,915	18,673
Google, Inc., Class A (c)(d)	67,175	41,647
Netease.com ADR (d)	32,005	1,204
SINA Corp. (d)	319,860	14,451
Tencent Holdings Ltd.	1,091,783	23,641
WebMD Health Corp. (d)	42,230	1,625

		137,927

IT Services—3.1%
Accenture PLC, Class A	36,330	1,508
Cognizant Technology Solutions Corp., Class A (d)	705,860	31,975
Cybersource Corp. (d)	86,485	1,739
Visa, Inc., Class A	100	9

		35,231

Professional Services—0.9%
Verisk Analytics, Inc., Class A (d)	336,125	10,178

Semiconductors & Semiconductor Equipment—10.2%
Analog Devices, Inc.	879,950	27,789
Cypress Semiconductor Corp. (d)	273,305	2,886
Epistar Corp.	1,065,000	3,985
Infineon Technologies AG (d)	664,656	3,698
Intel Corp.	1,316,205	26,851
Lam Research Corp. (d)	171,055	6,707
Micron Technology, Inc. (d)	282,960	2,988
ON Semi-conductor Corp. (d)	2,626,950	23,143
Samsung Electronics Co., Ltd.	1,000	686
Samsung Electronics Co., Ltd. GDR (a)	4,220	1,477
Taiwan Semiconductor Manufacturing
Co., Ltd.	1,396,923	2,815
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	845,550	9,673
Texas Instruments, Inc.	203,685	5,308

		118,006

Software—17.6%
Activision Blizzard, Inc. (d)	1,000	11
AsiaInfo Holdings, Inc. (d)	373,305	11,375
Autodesk, Inc. (d)	33,075	840
Autonomy Corp. PLC (d)	122,245	2,969
Concur Technologies, Inc. (d)	280,580	11,995
Informatica Corp. (d)	274,835	7,107
Longtop Financial Technologies Ltd. ADR (d)	445,525	16,493
Microsoft Corp. (c)	1,298,915	39,604
Misys PLC (d)	197,700	686
Nuance Communications, Inc. (d)	96,060	1,493
Oracle Corp.	1,374,420	33,728
Red Hat, Inc. (d)	408,540	12,624
Salesforce.com, Inc. (c)(d)	578,920	42,707
SuccessFactors, Inc. (d)	808,945	13,412
Symantec Corp. (d)	100	2
TIBCO Software, Inc. (d)	747,915	7,202
Vmware, Inc., Class A (d)	21,325	904

		203,152

	Shares	Value (000s)

Wireless Telecommunication Services—2.0%
American Tower Corp., Class A (d)	68,895	$2,977
Bharti Airtel Ltd.	142,925	1,013
Crown Castle International Corp. (d)	491,315	19,181

		23,171

Total Common Stock (cost—$663,350)		909,371

RIGHTS—0.0%
Diversified Telecommunication Services—0.0%
Clearwire Corp. (cost—$0) (d)	124,150	50

SHORT-TERM INVESTMENTS—17.2%
	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)
Convertible Bonds—1.0%
Financial Services—1.0%
Goldman Sachs Group, Inc., zero coupon, 3/29/10 (cost—$9,200)	A1/NR	$9	11,755

Repurchase Agreement—16.2%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $187,161; collateralized by Federal Home Loan Bank, 0.95% due 11/30/10, valued at $190,900 including accrued interest and Freddie Mac, 4.125% due 2/24/11, valued at $5 including accrued interest (cost—$187,161)		187,161	187,161

Total Short-Term Investments (cost—$196,361)			198,916

OPTIONS PURCHASED (d)—5.4%
	Contracts
Call Options—5.4%
American Tower Corp. (CBOE), strike price $40, expires 1/22/11	7,280	5,242
Equinix, Inc. (CBOE), strike price $75, expires 1/22/11	660	2,406
F5 Networks, Inc. (CBOE), strike price $40, expires 1/16/10	2,779	3,599
Google, Inc. (CBOE), strike price $500, expires 3/20/10	516	6,450
Hewlett-Packard Co. (CBOE), strike price $50, expires 5/22/10	13,600	5,916

38	Allianz Funds Semiannual Report	12.31.09

Schedule of Investments (cont.)

RCM Technology Fund

December 31, 2009 (unaudited)

	Contracts	Value (000s)

strike price $50, expires 1/22/11	12,300	$8,487
Intel Corp. (CBOE), strike price $17.50, expires 1/16/10	4,600	1,403
Intuit, Inc. (CBOE), strike price $22.50, expires 1/16/10	4,000	3,280
strike price $27.50, expires 1/16/10	2,000	640
Microsoft Corp. (CBOE), strike price $32, expires 2/20/10	6,400	376
strike price $27.50, expires 1/22/11	40,600	20,097
Monsanto Co. (CBOE), strike price $90, expires 1/22/11	700	486
Motorola, Inc. (CBOE), strike price $10, expires 4/17/10	42,600	724
NetEase.com (CBOE), strike price $43, expires 3/20/10	2,400	228
SINA Corp. (CBOE), strike price $35, expires 1/16/10	3,180	3,244

Total Options Purchased (cost—$36,160)		62,578

Total Investments before options written and securities sold short (cost—$895,871)—101.3%		1,170,915

OPTIONS WRITTEN (d)—(1.9)%
Call Options—(0.7)%
Activision Blizzard, Inc. (CBOE), strike price $15, expires 2/20/10	12,000	(60)
Apple, Inc. (CBOE), strike price $200, expires 1/16/10	500	(617)
Baidu.com, Inc. ADR (CBOE), strike price $420, expires 1/16/10	300	(225)
strike price $430, expires 1/16/10	100	(45)
Ctrip.com International Ltd. (CBOE), strike price $75, expires 3/20/10	654	(347)
F5 Networks, Inc. (CBOE), strike price $50, expires 1/16/10	500	(180)
Hewlett-Packard Co. (CBOE), strike price $60, expires 1/22/11	12,300	(3,321)
Intuit, Inc. (CBOE), strike price $30, expires 1/16/10	6,000	(600)
Oracle Corp. (CBOE), strike price $25, expires 3/20/10	3,000	(300)
strike price $26, expires 3/20/10	3,000	(186)
Red Hat, Inc. (CBOE), strike price $30, expires 1/16/10	3,805	(533)

	Contracts	Value (000s)

SINA Corp. (CBOE), strike price $46, expires 3/20/10	3,000	$(825)
strike price $50, expires 6/19/10	3,000	(900)

		(8,139)

Put Options—(1.2)%
American Tower Corp. (CBOE), strike price $35, expires 1/22/11	7,280	(1,602)
Apple, Inc. (CBOE), strike price $80, expires 1/16/10	1,864	(6)
Equinix, Inc. (CBOE), strike price $55, expires 1/22/11	660	(127)
First Solar, Inc. (CBOE), strike price $120, expires 1/16/10	300	(39)
Google, Inc. (CBOE), strike price $420, expires 3/20/10	516	(34)
Hewlett-Packard Co. (CBOE), strike price $32.50, expires 1/16/10	6,100	(18)
strike price $42, expires 5/22/10	13,600	(1,142)
strike price $40, expires 1/22/11	12,300	(2,620)
Intel Corp. (CBOE), strike price $16, expires 1/16/10	8,000	(8)
strike price $17.50, expires 1/16/10	23,500	(70)
Intuit, Inc. (CBOE), strike price $20, expires 1/16/10	8,300	(41)
strike price $25, expires 1/16/10	5,000	(25)
Microsoft Corp. (CBOE), strike price $20, expires 1/16/10	10,600	(16)
strike price $29, expires 2/20/10	6,400	(301)
strike price $22.50, expires 1/22/11	40,600	(3,898)
Monsanto Co. (CBOE), strike price $70, expires 1/22/11	700	(378)
Motorola, Inc. (CBOE), strike price $7, expires 4/17/10	42,600	(1,917)
NetEase.com (CBOE), strike price $31, expires 3/20/10	3,600	(270)
Semiconductor HOLDRs Trust (CBOE), strike price $22.50, expires 1/16/10	8,185	$(8)
SINA Corp. (CBOE), strike price $25, expires 1/16/10	4,000	(20)
Sunpower Corp. (CBOE), strike price $20, expires 6/19/10	7,287	(1,530)
Yahoo!, Inc. (CBOE), strike price $10, expires 1/16/10	13,380	(20)

		(14,090)

Total Options Written (premiums received—$50,093)		(22,229)

	Shares	Value (000s)

SECURITIES SOLD SHORT—(8.5)%
Chemicals—(0.4)%
CF Industries Holdings, Inc.	100	$(9)
Monsanto Co.	60,000	(4,905)
Mosaic Co.	100	(6)

		(4,920)

Communications Equipment—(1.3)%
Research In Motion Ltd. (d)	70,435	(4,757)
QUALCOMM, Inc.	209,170	(9,676)

		(14,433)

Electrical Equipment—(1.3)%
Sunpower Corp., Class A (d)	610,020	(14,445)
Q-Cells SE (d)	38,495	(628)

		(15,073)

Exchange-Traded Funds—(4.5)%
iShares Russell 2000 Index	73,500	(4,576)
Powershares QQQ Trust	134,100	(6,158)
SPDR Trust, Ser. 1	369,100	(41,133)

		(51,867)

Internet Software & Services—(0.4)%
eBay, Inc. (d)	199,600	(4,699)

Semiconductors & Semiconductor Equipment—(0.0)%
ASML Holding NV	100	(4)

Software—(0.6)%
Electronic Arts, Inc. (d)	140,895	(2,501)
SAP AG ADR	101,700	(4,760)

		(7,261)

Total Securities Sold Short (proceeds—$93,039)		(98,257)

Total Investments net of options written and securities sold short (cost—$752,739) (b)—90.9%		1,050,429

Other assets less other liabilities—9.1%		105,529

Net Assets—100.0%		$1,155,958

Notes to Schedule of Investments (amounts in thousands):
(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $41,346, representing 3.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) All or partial amount segregated as collateral for options written and securities sold short.

(d) Non-income producing.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
GDR—Global Depositary Receipt
NR—Not Rated

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	39

Schedule of Investments

RCM Wellness Fund

December 31, 2009 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.7%
Biotechnology—16.9%
Amgen, Inc. (c)	27,790	$1,572
Celgene Corp. (c)	81,470	4,536
Gilead Sciences, Inc. (c)	39,900	1,727
Human Genome Sciences, Inc. (c)	178,476	5,461
Keryx Biopharmaceuticals, Inc. (c)	523,642	1,309
Momenta Pharmaceuticals, Inc. (c)	82,400	1,039
Onyx Pharmaceuticals, Inc. (c)	62,385	1,831
United Therapeutics Corp. (c)	52,475	2,763
Vertex Pharmaceuticals, Inc. (c)	65,500	2,807

		23,045

Food & Staples Retailing—2.1%
CVS Caremark Corp.	54,400	1,752
Whole Foods Market, Inc. (c)	42,100	1,156

		2,908

Food Products—5.5%
Astra Agro Lestari Tbk. PT	550,000	1,324
General Mills, Inc.	20,600	1,459
Golden Agri-Resources Ltd. (c)	4,115,000	1,483
Groupe Danone S.A.	26,770	1,641
Kuala Lumpur Kepong Bhd	333,400	1,603

		7,510

Health Care Equipment & Supplies—10.0%
Alcon, Inc.	36,700	6,032
Baxter International, Inc.	39,300	2,306
Edwards Lifesciences Corp. (c)	24,500	2,128
Inverness Medical Innovations, Inc. (c)	39,050	1,621
MAKO Surgical Corp. (c)	74,055	822
Volcano Corp. (c)	43,565	757

		13,666

Health Care Providers & Services—23.8%
Aetna, Inc.	250,700	7,947
Cardinal Health, Inc.	143,300	4,620
Express Scripts, Inc. (b)(c)	94,500	8,170
Fresenius Medical Care AG & Co. KGaA	28,230	1,498
McKesson Corp.	99,400	6,212
Medco Health Solutions, Inc. (c)	64,300	4,109

		32,556

Health Care Technology—0.5%
athenahealth, Inc. (c)	16,920	765

Internet & Catalog Retail—1.2%
NutriSystem, Inc.	51,215	1,596

Life Sciences Tools & Services—7.5%
Illumina, Inc. (c)	24,490	750
Life Technologies Corp. (c)	55,000	2,873
Mettler Toledo International, Inc. (c)	18,000	1,890
Qiagen NV (c)	70,300	1,569
Thermo Fisher Scientific, Inc. (c)	67,805	3,234

		10,316

Personal Products—0.9%
Herbalife Ltd.	30,200	1,225

	Shares	Value (000s)

Pharmaceuticals—27.4%
Abbott Laboratories	116,680	$6,299
Allergan, Inc.	44,120	2,780
Bayer AG	46,065	3,686
Merck & Co, Inc.	63,422	2,317
Mylan, Inc. (c)	74,600	1,375
Perrigo Co.	64,300	2,562
Pfizer, Inc.	289,444	5,265
Sanofi-Aventis S.A.	36,400	2,863
Shire PLC	225,365	4,404
Teva Pharmaceutical Industries Ltd. ADR	105,500	5,927

		37,478

Specialty Retail—0.6%
Vitamin Shoppe, Inc. (c)	34,050	757

Textiles, Apparel & Luxury Goods—2.3%
Adidas AG	24,730	1,339
Lululemon Athletica, Inc. (c)	57,800	1,740

		3,079

Total Common Stock (cost—$105,592)		134,901

	Principal Amount (000s)
Repurchase Agreement—0.6%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $835; collateralized by Federal Home Loan Bank, 0.95% due 11/30/10, valued at $854 including accrued interest (cost—$835)	$835	835

Total Investments before options written (cost—$106,427)—99.3%		135,736

OPTIONS WRITTEN (c)—(0.1)%
	Contracts
Put Options—(0.1)%
Medco Health Solutions, Inc. (CBOE), strike price $60, expires 1/22/11 (premiums received—$61)	112	(61)

Total Investments net of options written (cost—$106,366) (a)—99.2%		135,675

Other assets less other liabilities—0.8%		1,075

Net Assets—100.0%		$136,750

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $19,841, representing 14.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) All or partial amount segregated as collateral for options written.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

40	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

12.31.09	Allianz Funds Semiannual Report	41

Statements of Assets and Liabilities

December 31, 2009 (Unaudited)
Amounts in thousands, except per share amounts	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Assets:
Investments, at value	$88,936	$25,273	$140,227	$170,637
Repurchase agreements, at value	1,501	370	2,514	1,008
Cash	1	1	—	—
Foreign currency, at value	272	—	27	17
Receivable for investments sold	453	—	—	870
Receivable for Fund shares sold	337	4	249	140
Dividends and interest receivable (net of foreign taxes)	76	28	206	96
Deposits with brokers for short sales collateral	—	—	—	—
Deposits with brokers for swaps collateral	—	—	—	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	11	4	42	29
Total Assets	91,587	25,680	143,265	172,797

Liabilities:
Payable for investments purchased	966	—	—	5
Payable for securities sold short	—	—	—	—
Payable to custodian for cash overdraft	—	—	—	—
Options written, at value	—	—	—	—
Payable for Fund shares redeemed	203	28	384	537
Dividends payable	—	—	—	—
Investment advisory fees payable	68	15	73	132
Administration fees payable	35	10	56	70
Distribution fees payable	11	9	22	30
Servicing fees payable	13	6	16	26
Unrealized depreciation on swap agreements	—	—	—	—
Trustee Deferred Compensation Plan (see Note 4)	11	4	42	29
Accrued expenses	124	—	—	—
Total Liabilities	1,431	72	593	829
Net Assets	$90,156	$25,608	$142,672	$171,968

Net Assets Consist of:
Paid-in-capital	$161,069	$40,325	$333,928	$243,530
Undistributed (dividends in excess of) net investment income	(682)	(78)	(58)	79
Accumulated net realized loss	(89,651)	(16,867)	(210,622)	(81,061)
Net unrealized appreciation (depreciation) of investments, options written, securities sold short, swaps and foreign currency transactions	19,420	2,228	19,424	9,420
Net Assets	$90,156	$25,608	$142,672	$171,968

Net Assets:
Class A	$37,709	$8,706	$36,549	$34,442
Class B	—	8,517	—	15,126
Class C	18,026	5,657	34,120	31,385
Class D	8,560	1,833	5,345	39,547
Class R	—	617	58	—
Class P	626	240	1,872	6,231
Institutional Class	25,235	19	64,720	45,237
Administrative Class	—	19	8	—

Shares Issued and Outstanding:
Class A	1,685	640	2,824	3,079
Class B	—	667	—	1,423
Class C	816	441	2,656	2,975
Class D	376	135	416	3,547
Class R	—	46	5	—
Class P	28	17	146	544
Institutional Class	1,126	1	5,018	3,938
Administrative Class	—	1	1	—

42	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

NFJ International Value Fund	RCM Disciplined International Equity Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Technology Fund	RCM Wellness Fund

$1,410,800	$47,641	$41,053	$80,742	$983,754	$134,901
100,679	—	—	631	187,161	835
—	—	10	—	389	1
—	6	3	31	24,397	—
951	335	462	—	103,582	1,334
6,582	31	107	29	4,128	138
4,304	65	20	103	25	102
—	—	—	—	20,000	—
—	—	—	—	320	—
70	6	3	19	95	10
1,523,386	48,084	41,658	81,555	1,323,851	137,321

35,133	4	—	—	43,719	—
—	—	—	—	98,257	—
—	9	—	—	—	—
—	—	—	—	22,229	61
7,142	48	59	77	1,611	322
—	—	—	—	218	—
738	21	24	65	844	93
529	20	15	30	329	46
135	18	7	16	95	9
213	9	6	14	124	29
—	—	—	—	368	—
70	6	3	19	95	10
—	1	—	—	4	1
43,960	136	114	221	167,893	571
$1,479,426	$47,948	$41,544	$81,334	$1,155,958	$136,750

$1,886,641	$106,700	$51,000	$131,910	$1,246,734	$221,545
406	(55)	(170)	(647)	(6,773)	(822)
(546,041)	(58,455)	(18,347)	(66,870)	(381,695)	(113,282)

138,420	(242)	9,061	16,941	297,692	29,309
$1,479,426	$47,948	$41,544	$81,334	$1,155,958	$136,750

$738,576	$12,800	$16,598	$25,695	$291,656	$15,155
—	5,741	—	12,099	19,924	5,715
214,920	21,850	10,349	13,023	120,095	8,447
67,097	1,056	4,024	16,461	168,273	107,433
11	—	—	—	—	—
84,440	—	544	753	8,562	—
374,382	6,389	10,029	13,303	505,693	—
—	112	—	—	41,755	—

38,752	1,116	1,072	1,267	7,919	639
—	504	—	633	579	256
11,361	1,923	686	681	3,493	378
3,524	91	260	812	4,619	4,533
1	—	—	—	—	—
4,405	—	35	36	225	—
19,522	548	642	632	13,263	—
—	9	—	—	1,110	—

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	43

Statements of Assets and Liabilities  (Cont.)

December 31, 2009 (Unaudited)
Amounts in thousands, except per share amounts	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class A	$22.39	$13.61	$12.94	$11.19
Class B	—	12.78	—	10.63
Class C	22.08	12.81	12.85	10.55
Class D	22.76	13.63	12.84	11.15
Class R	—	13.36	12.83	—
Class P	22.17	14.06	12.81	11.45
Institutional Class	22.42	14.08	12.90	11.49
Administrative Class	—	13.80	13.48	—

Cost of Investments	$69,375	$23,045	$120,806	$161,206
Cost of Repurchase Agreement	$1,501	$370	$2,514	$1,008
Cost of Foreign Currency	$271	$—	$27	$17
Premiums Received for Options Written	$—	$—	$—	$—
Proceeds on Securities Sold Short	$—	$—	$—	$—

44	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

NFJ International Value Fund	RCM Disciplined International Equity Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Technology Fund	RCM Wellness Fund

$19.06	$11.47	$15.48	$20.28	$36.83	$23.71
—	11.39	—	19.12	34.39	22.32
18.92	11.37	15.08	19.11	34.38	22.33
19.04	11.54	15.47	20.28	36.43	23.70
19.24	—	—	—	—	—
19.17	—	15.57	21.02	38.08	—
19.18	11.67	15.63	21.04	38.13	—
—	11.80	—	—	37.64	—

$1,272,379	$47,884	$31,992	$63,785	$708,710	$105,592
$100,679	$—	$—	$631	$187,161	$835
$—	$5	$3	$30	$24,084	$—
$—	$—	$—	$—	$50,093	$61
$—	$—	$—	$—	$93,039	$—

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	45

Statements of Operations

For the Six Months Ended December 31, 2009 (Unaudited)
Amounts in thousands	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Investment Income:
Interest	$—	$—	$—	$1
Dividends, net of foreign withholding taxes	673	170	1,517	1,713
Miscellaneous income	—	—	1	6
Total Income	673	170	1,518	1,720

Expenses:
Investment advisory fees	364	90	438	787
Administration fees	213	62	372	466
Distribution fees — Class B	—	33	—	57
Distribution fees — Class C	61	22	136	123
Distribution fees — Class R	—	1	—	—
Servicing fees — Class A	41	11	49	45
Servicing fees — Class B	—	11	—	19
Servicing fees — Class C	20	7	45	41
Servicing fees — Class D	11	2	8	52
Servicing fees — Class R	—	1	—	—
Distribution and/or servicing fees — Administrative Class	—	—	—	—
Dividends on securities sold short	—	—	—	—
Trustees’ fees	4	1	8	9
Interest expense	4	—	3	2
Tax expense	9	1	1	—
Miscellaneous expense	2	—	—	—
Total Expenses	729	242	1,060	1,601
Reimbursement from Adviser	—	—	—	—
Net Expenses	729	242	1,060	1,601
Net Investment Income (Loss)	(56)	(72)	458	119

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,148	(333)	6,728	(3,514)
Options written	—	—	—	—
Securities sold short	—	—	—	—
Swaps
Foreign currency transactions	(72)	(11)	14	(42)
Payments from Affiliates (see Note 9)	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	11,343	4,170	17,845	34,498
Options written	—	—	—	—
Securities sold short	—	—	—	—
Swaps
Foreign currency transactions	(1)	—	(7)	(23)
Net Realized and Change in Unrealized Gain	20,418	3,826	24,580	30,919
Net Increase in Net Assets Resulting from Investment Operations	$20,362	$3,754	$25,038	$31,038
(b)	Less than $500.

46	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

NFJ International Value Fund	RCM Disciplined International Equity Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Technology Fund	RCM Wellness Fund

$10	$—	$—	$—	$32	$1
14,351	349	153	248	2,095	434
—	—	—	—	98	4
14,361	349	153	248	2,225	439

3,900	117	135	399	4,662	512
3,267	128	86	184	1,948	277
—	21	—	46	69	21
731	79	35	48	414	31
—	—	—	—	—	—
754	16	17	31	385	17
—	7	—	15	23	7
244	27	12	16	138	10
149	1	6	21	195	126
—	—	—	—	—	—
—	—	—	—	45	—
—	—	—	—	331	—
72	3	2	4	56	7
—	—	1	1	6	—
1	1	1	1	2	—
—	—	—	—	—	—
9,118	400	295	766	8,274	1,008
—	—	—	(20)	—	—
9,118	400	295	746	8,274	1,008
5,243	(51)	(142)	(498)	(6,049)	(569)

(22,411)	340	2,174	5,944	116,722	11,991
—	—	—	—	23,293	155
—	—	—	—	(3,995)	—
				(652)
30	(5)	(17)	(65)	192	(14)
—	—	14	—	— (b)	—

303,072	8,630	7,531	13,593	124,611	18,740
—	—	—	—	(1,175)	—
—	—	—	—	(4,958)	—
				(368)
10	3	—	5	232	—
280,701	8,968	9,702	19,477	253,902	30,872
$285,944	$8,917	$9,560	$18,979	$247,853	$30,303

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	47

Statements of Changes in Net Assets

Amounts in thousands	NACM Emerging Markets Opportunities Fund		NACM Global Fund		NACM International Fund

	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(56)	$2,212	$(72)	$(7)	$458	$3,450
Net realized gain (loss) on investments and foreign currency transactions	9,076	(89,652)	(344)	(14,901)	6,742	(148,821)
Payments from Affiliates (see Note 9)	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	11,342	7,687	4,170	(5,276)	17,838	4,998
Net increase (decrease) resulting from investment operations	20,362	(79,753)	3,754	(20,184)	25,038	(140,373)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(408)	(844)	—	—	(899)	(1,885)
Class B	—	—	—	—	—	—
Class C	(114)	(381)	—	—	(622)	(955)
Class D	(94)	(266)	—	—	(167)	(232)
Class R	—	—	—	—	(2)	(2)
Class P	(9)	—	—	—	(59)	— **
Institutional Class	(358)	(1,033)	—	—	(1,925)	(3,306)
Administrative Class	—	—	—	—	— **	— **
Net realized capital gains
Class A	—	—	—	(29)	—	—
Class B	—	—	—	(31)	—	—
Class C	—	—	—	(21)	—	—
Class D	—	—	—	(5)	—	—
Class R	—	—	—	(2)	—	—
Institutional Class	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(983)	(2,524)	—	(88)	(3,674)	(6,380)

Fund Share Transactions:
Net proceeds from the sale of shares	21,926	41,247	2,389	7,670	12,215	33,821
Issued in reinvestment of dividends and distributions	883	2,233	—	70	3,342	5,736
Cost of shares redeemed	(18,056)	(117,867)	(4,353)	(19,289)	(29,418)	(153,806)
Net increase (decrease) from Fund share transactions	4,753	(74,387)	(1,964)	(11,549)	(13,861)	(114,249)
Fund Redemption Fees	— **	16	—	2	— **	15
Total Increase (Decrease) in Net Assets	24,132	(156,648)	1,790	(31,819)	7,503	(260,987)

Net Assets:
Beginning of period	66,024	222,672	23,818	55,637	135,169	396,156
End of period*	$90,156	$66,024	$25,608	$23,818	$142,672	$135,169
* Including undistributed (dividends in excess of) net investment income of:	$(682)	$357	$(78)	$(6)	$(58)	$3,158
**	Less than $500.

48	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund		NFJ International Value Fund		RCM Disciplined International Equity Fund		RCM Global Resources Fund		RCM Global Small-Cap Fund

Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009

$119	$1,186	$5,243	$26,216	$(51)	$381	$(142)	$(84)	$(498)	$(623)

(3,556)	(77,666)	(22,381)	(519,675)	335	(10,768)	2,157	(20,491)	5,879	(61,907)
—	—	—	—	—	—	14	—	—	—

34,475	(33,356)	303,082	(100,132)	8,633	(14,654)	7,531	(13,293)	13,598	(6,863)

31,038	(109,836)	285,944	(593,591)	8,917	(25,041)	9,560	(33,868)	18,979	(69,393)

(166)	(17)	(2,740)	(15,543)	(366)	(234)	—	(25)	—	—
— **	— **	—	—	(122)	—	—	—	—	—
— **	— **	(254)	(4,074)	(483)	(126)	—	(3)	—	—
(223)	(23)	(637)	(2,887)	(30)	(14)	—	(10)	—	—
—	—	— **	—	—	—	—	—	—	—
(60)	— **	(642)	(91)	—	—	—	—	—	—
(399)	(58)	(2,769)	(6,231)	(195)	(118)	—	(47)	—	—
—	— **	—	—	(3)	(2)	—	—	—	—

—	(709)	—	(19,287)	—	—	—	(491)	—	(1)
—	(260)	—	—	—	—	—	—	—	—
—	(595)	—	(6,369)	—	—	—	(364)	—	—
—	(551)	—	(3,252)	—	—	—	(157)	—	—
—	—	—	—	—	—	—	—	—	—
—	(479)	—	(5,646)	—	—	—	(259)	—	—
(848)	(2,692)	(7,042)	(63,380)	(1,199)	(494)	—	(1,356)	—	(1)

15,211	45,512	397,239	1,023,212	2,920	6,067	9,464	22,172	5,483	9,353
763	2,064	5,919	47,205	1,067	442	—	1,213	—	1
(40,060)	(125,017)	(269,837)	(818,700)	(4,772)	(22,508)	(11,930)	(24,640)	(12,733)	(60,328)

(24,086)	(77,441)	133,321	251,717	(785)	(15,999)	(2,466)	(1,255)	(7,250)	(50,974)
— **	21	— **	241	—	1	—	11	— **	2
6,104	(189,948)	412,223	(405,013)	6,933	(41,533)	7,094	(36,468)	11,729	(120,366)

165,864	355,812	1,067,203	1,472,216	41,015	82,548	34,450	70,918	69,605	189,971
$171,968	$165,864	$1,479,426	$1,067,203	$47,948	$41,015	$41,544	$34,450	$81,334	$69,605

$79	$808	$406	$2,205	$(55)	$1,195	$(170)	$(28)	$(647)	$(149)

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	49

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Technology Fund		RCM Wellness Fund

	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment loss	$(6,049)	$(3,776)	$(569)	$(568)
Net realized gain (loss) on investments, options written, securities sold short, swaps and foreign currency transactions	135,560	(402,312)	12,132	(60,251)
Payments from Affiliates (see Note 9)	— **	17	—	—
Net change in unrealized appreciation of investments, options written, securities sold short, swaps and foreign currency transactions	118,342	109,811	18,740	46,095
Net increase (decrease) resulting from investment operations	247,853	(296,260)	30,303	(14,724)

Distributions to Shareholders from:
Net realized capital gains
Class A	—	(26,363)	—	—
Class B	—	(1,713)	—	—
Class C	—	(9,596)	—	—
Class D	—	(12,638)	—	—
Class P	—	(1)	—	—
Institutional Class	—	(23,440)	—	—
Administrative Class	—	(2,115)	—	—
Total Distributions to Shareholders	—	(75,866)	—	—

Fund Share Transactions:
Net proceeds from the sale of shares	226,901	193,810	9,634	8,055
Issued in reorganization	—	—	—	93,308
Issued in reinvestment of distributions	—	69,555	—	—
Cost of shares redeemed	(207,346)	(284,167)	(15,990)	(42,828)
Net increase (decrease) from Fund share transactions	19,555	(20,802)	(6,356)	58,535
Fund Redemption Fees	— **	145	—	17
Total Increase (Decrease) in Net Assets	267,408	(392,783)	23,947	43,828

Net Assets:
Beginning of period	888,550	1,281,333	112,803	68,975
End of period*	$1,155,958	$888,550	$136,750	$112,803
* Including dividends in excess of net investment income of:	$(6,773)	$(724)	$(822)	$(253)
**	Less than $500.

50	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

12.31.09	Allianz Funds Semiannual Report	51

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NACM Emerging Markets Opportunities Fund
Class A
12/31/2009+	$17.37	$(0.01)	$5.29	$5.28	$(0.26)	$—
6/30/2009	29.98	0.47	(12.51)	(12.04)	(0.57)	—
6/30/2008	30.45	0.46	0.58	1.04	(0.04)	(1.50)
8/21/2006† - 6/30/2007	20.13	(0.06)	10.38	10.32	—	—
Class C
12/31/2009+	$17.11	$(0.09)	$5.20	$5.11	$(0.14)	$—
6/30/2009	29.57	0.30	(12.28)	(11.98)	(0.48)	—
6/30/2008	30.25	0.23	0.56	0.79	— (b)	(1.50)
8/21/2006† - 6/30/2007	20.13	(0.22)	10.34	10.12	—	—
Class D
12/31/2009+	$17.63	$(0.01)	$5.36	$5.35	$(0.22)	$—
6/30/2009	29.95	0.50	(12.46)	(11.96)	(0.36)	—
6/30/2008	30.47	0.43	0.60	1.03	(0.07)	(1.50)
8/21/2006† - 6/30/2007	20.13	(0.11)	10.45	10.34	—	—
Class P
12/31/2009+	$17.24	$0.03	$5.23	$5.26	$(0.33)	$—
7/7/2008† - 6/30/2009	28.67	0.53	(11.13)	(10.60)	(0.83)	—
Institutional Class
12/31/2009+	$17.41	$0.03	$5.30	$5.33	$(0.32)	$—
6/30/2009	30.19	0.53	(12.61)	(12.08)	(0.70)	—
6/30/2008	30.56	0.49	0.65	1.14	(0.05)	(1.50)
6/30/2007	19.43	(0.01)	11.63	11.62	(0.03)	(0.46)
4/1/2006 - 6/30/2006	20.59	0.07	(1.23)	(1.16)	—	—
3/31/2006	12.62	0.28	7.96	8.24	(0.27)	—
5/27/2004† - 3/31/2005	10.00	0.08	2.55	2.63	(0.01)	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.83%.
(d)	Due to the realignment of the Fund’s portfolio in connection with the combination with Emerging Countries Fund on March 24, 2005, the cost of purchases of $2,958,229 and proceeds from sales of $3,564,155 have been excluded from the Portfolio Turnover calculation.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.21%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.79.%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 3.56%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.94%.

52	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.26)	$—	(b)	$22.39	30.43%	$37,709	1.76	%*	1.76	%*	(0.10	)%*	98%
(0.57)	—	(b)	17.37	(39.66)	26,153	1.86		1.86		2.58		182
(1.54)	0.03		29.98	2.93	69,165	1.77		1.77		1.43		194
—	—	(b)	30.45	51.95	16,359	1.88	(f)*	1.88	(f)*	(0.27	)*	77

$(0.14)	$—	(b)	$22.08	29.89%	$18,026	2.51	%*	2.51	%*	(0.85	)%*	98%
(0.48)	—	(b)	17.11	(40.10)	13,090	2.62		2.62		1.73		182
(1.50)	0.03		29.57	2.08	24,888	2.52		2.52		0.72		194
—	—	(b)	30.25	51.00	4,407	2.64	(g)*	2.64	(g)*	(0.98	)*	77

$(0.22)	$—	(b)	$22.76	30.39%	$8,560	1.76	%*	1.76	%*	(0.10	)%*	98%
(0.36)	—	(b)	17.63	(39.63)	7,964	1.85		1.85		2.52		182
(1.57)	0.02		29.95	2.86	66,283	1.77		1.77		1.31		194
—	—	(b)	30.47	52.05	3,669	1.94	*	1.94	*	(0.49	)*	77

$(0.33)	$—	(b)	$22.17	30.57%	$626	1.48	%*	1.48	%*	0.26	%*	98%
(0.83)	—	(b)	17.24	(36.23)	665	1.46	*	1.46	*	3.26	*	182

$(0.32)	$—	(b)	$22.42	30.69%	$25,235	1.38	%*	1.38	%*	0.28	%*	98%
(0.70)	—	(b)	17.41	(39.40)	18,152	1.47		1.47		2.89		182
(1.55)	0.04		30.19	3.26	62,336	1.37		1.37		1.51		194
(0.49)	—	(b)	30.56	61.11	59,834	1.61	(h)	1.61	(h)	(0.06)		77
—	—		19.43	(5.63)	21,682	1.55		1.55		1.42		28
(0.27)	—		20.59	65.89	20,725	1.68	(e)	1.68	(e)	1.88		119
(0.01)	—		12.62	26.32	26,517	1.75	*(c)	1.75	*(c)	0.56	*	59 (d)

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	53

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions to Shareholders from Net Realized Gains
NACM Global Fund
Class A
12/31/2009+	$11.70	$(0.01)		$1.92	$1.91	$—
6/30/2009	18.03	0.05		(6.35)	(6.30)	(0.03)
6/30/2008	20.66	0.10		(0.79)	(0.69)	(1.94)
6/30/2007	17.47	(—	)(b)	4.21	4.21	(1.02)
6/30/2006	15.43	0.03		2.69	2.72	(0.68)
6/30/2005	14.23	—	(b)	1.80	1.80	(0.61)
Class B
12/31/2009+	$11.03	$(0.05)		$1.80	$1.75	$—
6/30/2009	17.12	(0.04)		(6.02)	(6.06)	(0.03)
6/30/2008	19.84	(0.05)		(0.73)	(0.78)	(1.94)
6/30/2007	16.94	(0.13)		4.05	3.92	(1.02)
6/30/2006	15.09	(0.09)		2.62	2.53	(0.68)
6/30/2005	14.03	(0.10)		1.76	1.66	(0.61)
Class C
12/31/2009+	$11.06	$(0.06)		$1.81	$1.75	$—
6/30/2009	17.17	(0.04)		(6.04)	(6.08)	(0.03)
6/30/2008	19.89	(0.05)		(0.73)	(0.78)	(1.94)
6/30/2007	16.98	(0.13)		4.06	3.93	(1.02)
6/30/2006	15.13	(0.11)		2.64	2.53	(0.68)
6/30/2005	14.05	(0.10)		1.78	1.68	(0.61)
Class D
12/31/2009+	$11.71	$(0.01)		$1.93	$1.92	$—
6/30/2009	18.05	0.06		(6.37)	(6.31)	(0.03)
6/30/2008	20.67	0.10		(0.78)	(0.68)	(1.94)
6/30/2007	17.48	0.03		4.18	4.21	(1.02)
6/30/2006	15.44	0.08		2.64	2.72	(0.68)
6/30/2005	14.24	—	(b)	1.80	1.80	(0.61)
Class R
12/31/2009+	$11.50	$(0.02)		$1.88	$1.86	$—
6/30/2009	17.76	0.06		(6.29)	(6.23)	(0.03)
6/30/2008	20.41	0.07		(0.78)	(0.71)	(1.94)
6/30/2007	17.31	(0.03)		4.15	4.12	(1.02)
6/30/2006	15.34	(0.05)		2.70	2.65	(0.68)
6/30/2005	14.18	(0.05)		1.81	1.76	(0.61)
Class P
12/31/2009+	$12.07	$0.01		$1.98	$1.99	$—
7/7/2008† - 6/30/2009	17.97	0.19		(6.06)	(5.87)	(0.03)
Institutional Class
12/31/2009+	$12.08	$0.02		$1.98	$2.00	$—
6/30/2009	18.54	0.11		(6.54)	(6.43)	(0.03)
6/30/2008	21.11	0.18		(0.81)	(0.63)	(1.94)
6/30/2007	17.76	0.09		4.28	4.37	(1.02)
6/30/2006	15.62	(0.03)		2.85	2.82	(0.68)
6/30/2005	14.34	0.05		1.83	1.88	(0.61)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

54	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$13.61	16.32%	$8,706	1.45	%*	1.45	%*	(0.13)%*	51%
—	(b)	11.70	(34.90)	7,661	1.47		1.47		0.42	106
—	(b)	18.03	(4.23)	17,701	1.46		1.46		0.51	80
—	(b)	20.66	24.75	13,501	1.46		1.46		(0.01)	102
—	(b)	17.47	17.85	10,485	1.47	(e)	1.47	(e)	0.20	114
0.01		15.43	12.87	3,701	1.57	(c)	1.57	(c)	0.01	148

$—		$12.78	15.87%	$8,517	2.20	%*	2.20	%*	(0.88)%*	51%
—	(b)	11.03	(35.35)	8,124	2.22		2.22		(0.36)	106
—	(b)	17.12	(4.94)	21,813	2.21		2.21		(0.28)	80
—	(b)	19.84	23.85	21,545	2.21		2.21		(0.70)	102
—	(b)	16.94	16.98	14,627	2.22	(f)	2.22	(f)	(0.52)	114
0.01		15.09	12.04	4,098	2.31	(c)	2.31	(c)	(0.71)	148

$—		$12.81	15.82%	$5,657	2.20	%*	2.20	%*	(0.89)%*	51%
—	(b)	11.06	(35.36)	5,578	2.22		2.22		(0.32)	106
—	(b)	17.17	(4.88)	12,689	2.21		2.21		(0.27)	80
—	(b)	19.89	23.79	12,756	2.21		2.21		(0.73)	102
—		16.98	16.93	10,123	2.22	(f)	2.22	(f)	(0.64)	114
0.01		15.13	12.16	4,831	2.32	(c)	2.32	(c)	(0.71)	148

$—		$13.63	16.40%	$1,833	1.45	%*	1.45	%*	(0.13)%*	51%
—	(b)	11.71	(34.91)	1,675	1.47		1.47		0.47	106
—	(b)	18.05	(4.18)	3,253	1.46		1.46		0.52	80
—	(b)	20.67	24.74	1,460	1.46		1.46		0.14	102
—	(b)	17.48	17.48	654	1.47	(g)	1.47	(g)	0.45	114
0.01		15.44	12.86	73	1.57	(c)	1.57	(c)	0.02	148

$—		$13.36	16.17%	$617	1.70	%*	1.70	%*	(0.38)%*	51%
—	(b)	11.50	(35.03)	554	1.71		1.71		0.56	106
—	(b)	17.76	(4.39)	69	1.71		1.71		0.34	80
—	(b)	20.41	24.45	138	1.71		1.71		(0.19)	102
—	(b)	17.31	17.49	90	1.73		1.73		(0.32)	114
0.01		15.34	12.63	16	1.83	(c)	1.83	(c)	(0.31)	148

$—		$14.06	16.49%	$240	1.16	%*	1.16	%*	0.13%*	51%
—	(b)	12.07	(32.62)	194	1.16	*	1.16	*	1.68 *	106

$—		$14.08	16.56%	$19	1.07	%*	1.07	%*	0.25%*	51%
—	(b)	12.08	(34.64)	16	1.07		1.07		0.87	106
—	(b)	18.54	(3.83)	87	1.06		1.06		0.92	80
—	(b)	21.11	25.26	25	1.06		1.06		0.47	102
—	(b)	17.76	18.29	11	1.06	(h)	1.06	(h)	(0.22)	114
0.01		15.62	13.34	1,120	1.15	(d)	1.15	(d)	0.37	148
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.23%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.07%.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	55

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions to Shareholders from Net Realized Gains
NACM Global Fund (cont.)
Administrative Class
12/31/2009+	$11.86	$—	(b)	$1.94	$1.94	$—
6/30/2009	18.24	0.08		(6.43)	(6.35)	(0.03)
6/30/2008	20.85	0.13		(0.80)	(0.67)	(1.94)
6/30/2007	17.59	0.03		4.25	4.28	(1.02)
6/30/2006	15.52	0.02		2.73	2.75	(0.68)
6/30/2005	14.28	0.02		1.82	1.84	(0.61)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(d)	Less than 0.005%.

56	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$13.80	16.36%	$19	1.32	%*	—	%(d)	51%
—	(b)	11.86	(34.77)	16	1.32		0.67		106
—	(b)	18.24	(4.09)	25	1.31		0.63		80
—	(b)	20.85	24.99	26	1.31		0.17		102
—	(b)	17.59	17.94	21	1.32		0.12		114
0.01		15.52	13.11	17	1.40	(c)	0.13		148

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	57

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NACM International Fund
Class A
12/31/2009+	$11.15	$0.04	$2.08	$2.12	$(0.33)	$—
6/30/2009	18.60	0.20	(7.27)	(7.07)	(0.38)	—
6/30/2008	26.08	0.28	(4.02)	(3.74)	(0.28)	(3.46)
6/30/2007	21.84	0.34	4.98	5.32	(0.10)	(0.98)
6/30/2006	16.24	0.34	5.92	6.26	(0.15)	(0.51)
10/29/2004† - 6/30/2005	14.81	0.32	1.20	1.52	(0.09)	—
Class C
12/31/2009+	$11.03	$(0.01)	$2.07	$2.06	$(0.24)	$—
6/30/2009	18.29	0.11	(7.14)	(7.03)	(0.23)	—
6/30/2008	25.75	0.13	(3.98)	(3.85)	(0.15)	(3.46)
6/30/2007	21.65	0.17	4.91	5.08	— (b)	(0.98)
6/30/2006	16.17	0.19	5.89	6.08	(0.09)	(0.51)
10/29/2004† - 6/30/2005	14.81	0.27	1.17	1.44	(0.08)	—
Class D
12/31/2009+	$11.08	$0.04	$2.07	$2.11	$(0.35)	$—
6/30/2009	18.56	0.22	(7.28)	(7.06)	(0.42)	—
6/30/2008	26.05	0.31	(4.05)	(3.74)	(0.29)	(3.46)
6/30/2007	21.84	0.38	4.94	5.32	(0.13)	(0.98)
6/30/2006	16.26	0.38	5.89	6.27	(0.18)	(0.51)
10/29/2004† - 6/30/2005	14.81	0.30	1.23	1.53	(0.08)	—
Class R
12/31/2009+	$11.08	$0.02	$2.08	$2.10	$(0.35)	$—
6/30/2009	18.67	0.22	(7.35)	(7.13)	(0.46)	—
6/30/2008	26.25	0.29	(4.11)	(3.82)	(0.30)	(3.46)
6/30/2007	21.94	0.44	4.85	5.29	— (b)	(0.98)
1/10/2006† - 6/30/2006	20.25	0.17	1.52	1.69	—	—
Class P
12/31/2009+	$11.09	$0.06	$2.07	$2.13	$(0.41)	$—
7/7/2008† - 6/30/2009	18.21	0.52	(7.05)	(6.53)	(0.59)	—
Institutional Class
12/31/2009+	$11.15	$0.07	$2.08	$2.15	$(0.40)	$—
6/30/2009	18.80	0.29	(7.40)	(7.11)	(0.54)	—
6/30/2008	26.35	0.43	(4.12)	(3.69)	(0.40)	(3.46)
6/30/2007	22.01	0.36	5.11	5.47	(0.15)	(0.98)
6/30/2006	16.29	0.32	6.05	6.37	(0.14)	(0.51)
6/30/2005	14.54	0.36	2.35	2.71	(0.34)	(0.62)
Administrative Class
12/31/2009+	$11.62	$0.05	$2.18	$2.23	$(0.37)	$—
6/30/2009	19.08	0.27	(7.50)	(7.23)	(0.23)	—
6/30/2008	26.34	0.28	(4.07)	(3.79)	(0.01)	(3.46)
6/30/2007	21.98	0.76	4.65	5.41	(0.07)	(0.98)
1/10/2006† - 6/30/2006	20.25	0.21	1.52	1.73	—	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.23%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.

58	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.33)	$—	(b)	$12.94	19.07%	$36,549	1.44	%*	1.44	%*	0.66	%*	76%
(0.38)	—	(b)	11.15	(37.92)	38,008	1.48		1.48		1.61		197
(3.74)	—	(b)	18.60	(16.09)	148,264	1.47		1.47		1.23		159
(1.08)	—	(b)	26.08	24.88	382,549	1.49		1.49		1.42		166
(0.66)	—	(b)	21.84	39.18	168,092	1.47		1.47		1.61		152
(0.09)	—		16.24	10.30	16,358	1.45	*	1.45	*	3.02	*	107

$(0.24)	$—	(b)	$12.85	18.68%	$34,120	2.19	%*	2.19	%*	(0.10	)%*	76%
(0.23)	—	(b)	11.03	(38.39)	35,034	2.24		2.24		0.93		197
(3.61)	—	(b)	18.29	(16.74)	110,540	2.22		2.22		0.58		159
(0.98)	—	(b)	25.75	23.94	200,824	2.24		2.24		0.70		166
(0.60)	—	(b)	21.65	38.19	84,052	2.22		2.22		0.91		152
(0.08)	—		16.17	9.77	8,844	2.20	*	2.20	*	2.49	*	107

$(0.35)	$—	(b)	$12.84	19.13%	$5,345	1.44	%*	1.44	%*	0.66	%*	76%
(0.42)	—	(b)	11.08	(37.94)	5,440	1.48		1.48		1.79		197
(3.75)	—	(b)	18.56	(16.12)	14,082	1.47		1.47		1.37		159
(1.11)	—	(b)	26.05	24.90	29,959	1.49		1.49		1.58		166
(0.69)	—	(b)	21.84	39.20	3,768	1.47		1.47		1.80		152
(0.08)	—		16.26	10.34	80	1.45	*	1.45	*	2.79	*	107

$(0.35)	$—	(b)	$12.83	19.03%	$58	1.68	%*	1.68	%*	0.35	%*	76%
(0.46)	—	(b)	11.08	(38.09)	38	1.73		1.73		1.88		197
(3.76)	—	(b)	18.67	(16.32)	50	1.72		1.72		1.32		159
(0.98)	—	(b)	26.25	24.60	52	1.73		1.73		1.78		166
—	—	(b)	21.94	8.35	11	1.73	*	1.73	*	1.68	*	152

$(0.41)	$—	(b)	$12.81	19.26%	$1,872	1.16	%*	1.16	%*	0.96	%*	76%
(0.59)	—	(b)	11.09	(35.70)	2,076	1.14	*	1.14	*	4.93	*	197

$(0.40)	$—	(b)	$12.90	19.32%	$64,720	1.05	%*	1.05	%*	1.02	%*	76%
(0.54)	—	(b)	11.15	(37.67)	54,566	1.08		1.08		2.38		197
(3.86)	—	(b)	18.80	(15.75)	123,209	1.07		1.07		1.97		159
(1.13)	—	(b)	26.35	25.43	125,273	1.09		1.09		1.48		166
(0.65)	—	(b)	22.01	39.76	104,672	1.07		1.07		1.57		152
(0.96)	—		16.29	19.49	45,195	1.06	(c)(d)	1.06	(c)(d)	2.26		107

$(0.37)	$—	(b)	$13.48	19.27%	$8	1.30	%*	1.30	%*	0.77	%*	76%
(0.23)	—	(b)	11.62	(37.85)	7	1.33		1.33		2.16		197
(3.47)	—	(b)	19.08	(16.02)	11	1.32		1.32		1.13		159
(1.05)	—	(b)	26.34	25.12	122	1.33		1.33		3.01		166
—	—	(b)	21.98	8.54	11	1.33	*	1.33	*	2.08	*	152

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	59

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income			Distributions to Shareholders from Net Realized Gains
NACM Pacific Rim Fund
Class A
12/31/2009+	$9.39	$0.01		$1.84	$1.85		$(0.05)		$—
6/30/2009	14.16	0.08		(4.72)	(4.64)		(—	)(b)	(0.13)
6/30/2008	17.76	0.05		(1.45)	(1.40)		—		(2.20)
6/30/2007	14.08	(0.03)		4.78	4.75		—		(1.07)
6/30/2006	9.97	—	(b)	4.58	4.58		(0.04)		(0.44)
6/30/2005	9.23	0.01		0.86	0.87		—		(0.13)
Class B
12/31/2009+	$8.91	$(0.03)		$1.75	$1.72	$	(—	)(b)	$—
6/30/2009	13.55	(—	)(b)	(4.51)	(4.51)		(—	)(b)	(0.13)
6/30/2008	17.20	(0.08)		(1.37)	(1.45)		—		(2.20)
6/30/2007	13.77	(0.15)		4.65	4.50		—		(1.07)
6/30/2006	9.80	(0.10)		4.50	4.40		(—	)(b)	(0.44)
6/30/2005	9.14	(0.06)		0.85	0.79		—		(0.13)
Class C
12/31/2009+	$8.85	$(0.03)		$1.73	$1.70	$	(—	)(b)	$—
6/30/2009	13.46	(—	)(b)	(4.48)	(4.48)		(—	)(b)	(0.13)
6/30/2008	17.10	(0.07)		(1.37)	(1.44)		—		(2.20)
6/30/2007	13.69	(0.15)		4.63	4.48		—		(1.07)
6/30/2006	9.75	(0.10)		4.47	4.37		(—	)(b)	(0.44)
6/30/2005	9.09	(0.06)		0.85	0.79		—		(0.13)
Class D
12/31/2009+	$9.37	$0.01		$1.83	$1.84		$(0.06)		$—
6/30/2009	14.13	0.07		(4.69)	(4.62)		(0.01)		(0.13)
6/30/2008	17.72	0.05		(1.44)	(1.39)		—		(2.20)
6/30/2007	14.05	(0.03)		4.77	4.74		—		(1.07)
6/30/2006	9.97	0.01		4.57	4.58		(0.07)		(0.44)
6/30/2005	9.23	0.02		0.85	0.87		—		(0.13)
Class P
12/31/2009+	$9.65	$0.03		$1.88	$1.91		$(0.11)		$—
7/7/2008† - 6/30/2009	14.12	(0.03)		(4.29)	(4.32)		(0.02)		(0.13)
Institutional Class
12/31/2009+	$9.66	$0.03		$1.90	$1.93		$(0.10)		$—
6/30/2009	14.53	0.12		(4.84)	(4.72)		(0.02)		(0.13)
6/30/2008	18.10	0.12		(1.49)	(1.37)		—		(2.20)
6/30/2007	14.27	0.03		4.87	4.90		—		(1.07)
6/30/2006	10.10	0.04		4.66	4.70		(0.10)		(0.44)
6/30/2005	9.31	0.04		0.88	0.92		—		(0.13)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.77 and 45.37%, respectively.

60	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions			Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

	$(0.05)		$—	(b)	$11.19		19.74%		$34,442	1.73	%*	0.23%*	40%
	(0.13)		—	(b)	9.39		(32.70)		35,087	1.78		0.75	53
	(2.20)		—	(b)	14.16	(e)	(9.53	)(e)	106,693	1.77		0.28	67
	(1.07)		—	(b)	17.76		35.33		132,890	1.76		(0.23)	62
	(0.48)		0.01		14.08	(e)	46.50	(e)	79,631	1.77		0.02	96
	(0.13)		—		9.97		9.49		23,351	1.94	(c)	0.10	101

$	(—	)(b)	$—	(b)	$10.63		19.30%		$15,126	2.48	%*	(0.51)%*	40%
	(0.13)		—	(b)	8.91		(33.24)		14,283	2.53		(0.01)	53
	(2.20)		—	(b)	13.55	(e)	(10.17	)(e)	38,469	2.52		(0.48)	67
	(1.07)		—	(b)	17.20		34.27		48,908	2.51		(0.98)	62
	(0.44)		0.01		13.77	(f)	45.39	(f)	34,395	2.52		(0.73)	96
	(0.13)		—		9.80		8.70		9,844	2.69	(c)	(0.61)	101

$	(—	)(b)	$—	(b)	$10.55		19.34%		$31,385	2.48	%*	(0.51)%*	40%
	(0.13)		—	(b)	8.85		(33.31)		31,399	2.53		(0.01)	53
	(2.20)		—	(b)	13.46	(i)	(10.17	)(i)	84,215	2.52		(0.47)	67
	(1.07)		—	(b)	17.10		34.33		102,990	2.51		(0.99)	62
	(0.44)		0.01		13.69	(e)	45.31	(e)	68,962	2.52		(0.73)	96
	(0.13)		—		9.75		8.75		17,268	2.69	(c)	(0.62)	101

	$(0.06)		$—	(b)	$11.15		19.79%		$39,547	1.73	%*	0.23%*	40%
	(0.14)		—	(b)	9.37		(32.75)		40,638	1.78		0.75	53
	(2.20)		—	(b)	14.13		(9.50)		72,340	1.77		0.28	67
	(1.07)		—	(b)	17.72		35.24		96,389	1.76		(0.16)	62
	(0.51)		0.01		14.05	(g)	46.55	(g)	20,824	1.77		0.05	96
	(0.13)		—		9.97		9.49		4,731	1.90	(c)	0.22	101

	$(0.11)		$—	(b)	$11.45		19.96%		$6,231	1.44	%*	0.52%*	40%
	(0.15)		—	(b)	9.65		(30.61)		6,064	1.44	*	(0.30)*	53

	$(0.10)		$—	(b)	$11.49		20.03%		$45,237	1.34	%*	0.63%*	40%
	(0.15)		—	(b)	9.66		(32.46)		38,393	1.37		1.18	53
	(2.20)		—	(b)	14.53		(9.16)		54,095	1.37		0.72	67
	(1.07)		—	(b)	18.10		35.84		54,810	1.36		0.18	62
	(0.54)		0.01		14.27	(h)	47.18	(h)	36,150	1.37		0.30	96
	(0.13)		—		10.10		9.94		459	1.51	(d)	0.47	101
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.12%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.05 and 46.43%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.11%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.27 and 47.07%, respectively.
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.46 and (10.17)%, respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	61

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ International Value Fund
Class A
12/31/2009+	$15.19	$0.07	$3.88	$3.95	$(0.08)	$—
6/30/2009	24.81	0.39	(9.06)	(8.67)	(0.43)	(0.52)
6/30/2008	26.51	1.04	(0.88)	0.16	(0.82)	(1.04)
6/30/2007	19.28	0.47	7.37	7.84	(0.34)	(0.27)
6/30/2006	15.36	0.50	3.77	4.27	(0.21)	(0.15)
3/31/2005† - 6/30/2005	15.21	0.13	0.12	0.25	(0.10)	—
Class C
12/31/2009+	$15.09	$0.01	$3.84	$3.85	$(0.02)	$—
6/30/2009	24.69	0.27	(9.02)	(8.75)	(0.33)	(0.52)
6/30/2008	26.34	0.81	(0.85)	(0.04)	(0.57)	(1.04)
6/30/2007	19.20	0.31	7.32	7.63	(0.22)	(0.27)
6/30/2006	15.35	0.38	3.75	4.13	(0.14)	(0.15)
3/31/2005† - 6/30/2005	15.21	0.11	0.12	0.23	(0.09)	—
Class D
12/31/2009+	$15.18	$0.07	$3.88	$3.95	$(0.09)	$—
6/30/2009	24.80	0.40	(9.07)	(8.67)	(0.43)	(0.52)
6/30/2008	26.55	1.00	(0.84)	0.16	(0.87)	(1.04)
6/30/2007	19.30	0.46	7.40	7.86	(0.34)	(0.27)
6/30/2006	15.37	0.59	3.68	4.27	(0.20)	(0.15)
3/31/2005† - 6/30/2005	15.21	0.20	0.04	0.24	(0.08)	—
Class R
11/2/2009† - 12/31/2009	$17.89	$0.03	$1.33	$1.36	$(0.01)	$—
Class P
12/31/2009+	$15.32	$0.10	$3.91	$4.01	$(0.16)	$—
7/7/2008† - 6/30/2009	24.02	0.85	(8.56)	(7.71)	(0.47)	(0.52)
Institutional Class
12/31/2009+	$15.32	$0.11	$3.90	$4.01	$(0.15)	$—
6/30/2009	24.99	0.48	(9.15)	(8.67)	(0.48)	(0.52)
6/30/2008	26.73	1.17	(0.91)	0.26	(0.96)	(1.04)
6/30/2007	19.43	0.64	7.36	8.00	(0.43)	(0.27)
6/30/2006	15.38	0.49	3.88	4.37	(0.18)	(0.15)
6/30/2005	14.73	0.62	3.15	3.77	(0.64)	(2.48)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.

62	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.08)	$—	(b)	$19.06	26.03%	$738,576	1.40	%*	0.81	%*	20%
(0.95)	—	(b)	15.19	(34.63)	500,695	1.45		2.47		59
(1.86)	—	(b)	24.81	0.29	798,257	1.44		3.96		23
(0.61)	—	(b)	26.51	41.29	299,476	1.46		2.09		26
(0.36)	0.01		19.28	28.12	64,699	1.48		2.65		25
(0.10)	—		15.36	1.62	1,009	1.34	*(c)	3.51	*	61

$(0.02)	$—	(b)	$18.92	25.54%	$214,920	2.15	%*	0.06	%*	20%
(0.85)	—	(b)	15.09	(35.10)	164,246	2.20		1.71		59
(1.61)	—	(b)	24.69	(0.44)	321,056	2.19		3.11		23
(0.49)	—	(b)	26.34	40.19	156,470	2.21		1.36		26
(0.29)	0.01		19.20	27.14	35,186	2.22		2.01		25
(0.09)	—		15.35	1.52	351	2.03	*(c)	3.07	*	61

$(0.09)	$—	(b)	$19.04	26.05%	$67,097	1.40	%*	0.81	%*	20%
(0.95)	—	(b)	15.18	(34.63)	101,451	1.45		2.50		59
(1.91)	—	(b)	24.80	0.32	141,563	1.44		3.81		23
(0.61)	—		26.55	41.30	14,043	1.46		2.01		26
(0.35)	0.01		19.30	28.09	3,409	1.50		3.07		25
(0.08)	—		15.37	1.61	20	1.31	*(c)	5.46	*	61

$(0.01)	$—		$19.24	7.60%	$11	1.56	%*	1.04	%*	20%

$(0.16)	$—	(b)	$19.17	26.20%	$84,440	1.11	%*	1.09	%*	20%
(0.99)	—	(b)	15.32	(31.77)	53,466	1.12	*	5.86	*	59

$(0.15)	$—	(b)	$19.18	26.24%	$374,382	1.01	%*	1.19	%*	20%
(1.00)	—	(b)	15.32	(34.37)	247,345	1.05		3.03		59
(2.00)	—	(b)	24.99	0.70	211,340	1.04		4.43		23
(0.70)	—	(b)	26.73	41.84	33,611	1.06		2.71		26
(0.33)	0.01		19.43	28.63	3,026	1.08		2.70		25
(3.12)	—		15.38	27.08	2,501	0.53	(c)(d)	4.06		61

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	63

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
RCM Disciplined International Equity Fund
Class A
12/31/2009+	$9.65	$0.01		$2.14	$2.15	$(0.33)
6/30/2009	14.12	0.11		(4.41)	(4.30)	(0.17)
6/30/2008	15.41	0.14		(1.27)	(1.13)	(0.16)
6/30/2007	12.69	0.13		2.71	2.84	(0.12)
6/30/2006	9.96	0.08		2.82	2.90	(0.17)
6/30/2005	9.30	0.11		0.64	0.75	(0.09)
Class B
12/31/2009+	$9.55	$(0.03)		$2.12	$2.09	$(0.25)
6/30/2009	13.81	0.02		(4.28)	(4.26)	—
6/30/2008	15.09	(—	)(b)	(1.22)	(1.22)	(0.06)
6/30/2007	12.45	0.02		2.66	2.68	(0.04)
6/30/2006	9.80	—	(b)	2.76	2.76	(0.11)
6/30/2005	9.19	0.03		0.64	0.67	(0.06)
Class C
12/31/2009+	$9.54	$(0.03)		$2.12	$2.09	$(0.26)
6/30/2009	13.90	0.05		(4.35)	(4.30)	(0.06)
6/30/2008	15.16	(0.02)		(1.20)	(1.22)	(0.04)
6/30/2007	12.50	0.02		2.68	2.70	(0.04)
6/30/2006	9.81	(0.02)		2.79	2.77	(0.08)
6/30/2005	9.20	0.02		0.65	0.67	(0.06)
Class D
12/31/2009+	$9.71	$0.01		$2.15	$2.16	$(0.33)
6/30/2009	14.19	0.12		(4.44)	(4.32)	(0.16)
6/30/2008	15.48	0.11		(1.24)	(1.13)	(0.16)
6/30/2007	12.78	0.11		2.74	2.85	(0.15)
6/30/2006	10.01	0.07		2.84	2.91	(0.14)
6/30/2005	9.34	0.10		0.65	0.75	(0.09)
Institutional Class
12/31/2009+	$9.83	$0.03		$2.18	$2.21	$(0.37)
6/30/2009	14.39	0.16		(4.50)	(4.34)	(0.22)
6/30/2008	15.70	0.21		(1.29)	(1.08)	(0.23)
6/30/2007	12.91	0.19		2.75	2.94	(0.15)
6/30/2006	10.14	0.12		2.88	3.00	(0.23)
6/30/2005	9.45	0.10		0.70	0.80	(0.11)
Administrative Class
12/31/2009+	$9.92	$0.02		$2.19	$2.21	$(0.33)
6/30/2009	14.51	0.14		(4.54)	(4.40)	(0.19)
6/30/2008	15.82	0.13		(1.27)	(1.14)	(0.17)
6/30/2007	13.00	0.13		2.81	2.94	(0.12)
6/30/2006	10.04	0.08		2.88	2.96	—
6/30/2005	9.36	0.11		0.67	0.78	(0.10)
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.

64	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$11.47	22.32%	$12,800	1.33	%*	0.16	%*	29%
—	(b)	9.65	(30.29)	11,190	1.37		1.14		34
—	(b)	14.12	(7.42)	23,718	1.37		0.90		51
—	(b)	15.41	22.43	21,738	1.37		0.91		52
—	(b)	12.69	29.25	17,672	1.38		0.64		79
—		9.96	8.09	12,370	1.53	(c)	1.08		138

$—		$11.39	21.89%	$5,741	2.08	%*	(0.59	)%*	29%
—	(b)	9.55	(30.85)	5,029	2.13		0.25		34
—	(b)	13.81	(8.10)	14,150	2.12		(0.03)		51
—	(b)	15.09	21.50	16,240	2.12		0.16		52
—	(b)	12.45	28.38	12,660	2.13		0.02		79
—		9.80	7.30	6,542	2.28	(c)	0.36		138

$—		$11.37	21.91%	$21,850	2.08	%*	(0.59	)%*	29%
—	(b)	9.54	(30.91)	18,604	2.12		0.48		34
—	(b)	13.90	(8.07)	33,116	2.12		(0.10)		51
—	(b)	15.16	21.50	45,029	2.12		0.13		52
—	(b)	12.50	28.36	39,409	2.13		(0.17)		79
—		9.81	7.25	32,649	2.29	(c)	0.23		138

$—		$11.54	22.35%	$1,056	1.32	%*	0.16	%*	29%
—	(b)	9.71	(30.31)	848	1.37		1.26		34
—	(b)	14.19	(7.40)	1,442	1.36		0.69		51
—	(b)	15.48	22.44	1,744	1.37		0.81		52
—	(b)	12.78	29.26	1,639	1.38		0.60		79
0.01		10.01	8.08	1,189	1.53	(c)	1.00		138

$—		$11.67	22.55%	$6,389	0.94	%*	0.55	%*	29%
—	(b)	9.83	(30.02)	5,231	0.97		1.62		34
—	(b)	14.39	(7.01)	9,939	0.96		1.35		51
—	(b)	15.70	22.95	8,092	0.97		1.34		52
—	(b)	12.91	29.82	7,177	0.98		1.02		79
—		10.14	8.47	4,928	1.07	(d)	1.01		138

$—		$11.80	22.36%	$112	1.20	%*	0.33	%*	29%
—	(b)	9.92	(30.18)	113	1.22		1.44		34
—	(b)	14.51	(7.22)	183	1.22		0.81		51
—	(b)	15.82	22.61	349	1.22		0.95		52
—	(b)	13.00	29.49	363	1.23		0.70		79
—		10.04	8.32	308	1.35	(d)	1.15		138

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	65

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
RCM Global Resources Fund
Class A
12/31/2009+	$11.95	$(0.05)	$3.58	$3.53	$—	$—
6/30/2009	25.96	(0.02)	(13.35)	(13.37)	(0.03)	(0.61)
6/30/2008	19.59	0.07	6.88	6.95	—	(0.61)
6/30/2007	17.06	(0.08)	3.95	3.87	(0.02)	(1.33)
3/31/2006† - 6/30/2006	16.42	— (b)	0.64	0.64	—	—
Class C
12/31/2009+	$11.69	$(0.10)	$3.49	$3.39	$—	$—
6/30/2009	25.51	(0.12)	(13.09)	(13.21)	—	(0.61)
6/30/2008	19.39	(0.08)	6.79	6.71	—	(0.61)
6/30/2007	17.03	(0.21)	3.91	3.70	(0.02)	(1.33)
3/31/2006† - 6/30/2006	16.42	(0.03)	0.64	0.61	—	—
Class D
12/31/2009+	$11.94	$(0.05)	$3.58	$3.53	$—	$—
6/30/2009	25.96	(0.02)	(13.35)	(13.37)	(0.04)	(0.61)
6/30/2008	19.59	0.11	6.85	6.96	—	(0.61)
6/30/2007	17.06	(0.08)	3.95	3.87	(0.02)	(1.33)
3/31/2006† - 6/30/2006	16.42	— (b)	0.64	0.64	—	—
Class P
12/31/2009+	$12.01	$(0.03)	$3.59	$3.56	$—	$—
7/7/2008† - 6/30/2009	23.99	0.08	(11.32)	(11.24)	(0.13)	(0.61)
Institutional Class
12/31/2009+	$12.04	$(0.02)	$3.61	$3.59	$—	$—
6/30/2009	26.23	0.04	(13.52)	(13.48)	(0.10)	(0.61)
6/30/2008	19.71	0.11	6.99	7.10	—	(0.61)
6/30/2007	17.08	(0.01)	3.97	3.96	—	(1.33)
6/30/2006	13.45	0.01	6.08	6.09	—	(2.46)
6/30/2005	10.00	0.05	3.40	3.45	—	—
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Amount less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(d)	Payments from Affiliates increased the end of period net asset value by a $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $15.47 and 29.54%, respectively.

66	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$—		$15.48	(d)	29.54	%(d)	$16,598	1.45	%*	1.45	%*	(0.65	)%*	57%
(0.64)	—	(b)	11.95		(51.07)		11,395	1.47		1.47		(0.13)		158
(0.61)	0.03		25.96		36.07		29,504	1.46		1.46		0.32		75
(1.35)	0.01		19.59		24.30		5,327	1.47		1.47		(0.47)		111
—	—	(b)	17.06		3.90		1,290	1.45	*	1.45	*	0.03	*	128

$—	$—		$15.08	(e)	29.00	%(e)	$10,349	2.20	%*	2.20	%*	(1.40	)%*	57%
(0.61)	—	(b)	11.69		(51.37)		8,187	2.22		2.22		(0.87)		158
(0.61)	0.02		25.51		35.14		20,802	2.21		2.21		(0.36)		75
(1.35)	0.01		19.39		23.30		4,525	2.22		2.22		(1.23)		111
—	—	(b)	17.03		3.71		736	2.20	*	2.20	*	(0.71	)*	128

$—	$—		$15.47	(f)	29.56	%(f)	$4,024	1.46	%*	1.46	%*	(0.68	)%*	57%
(0.65)	—	(b)	11.94		(51.08)		6,093	1.47		1.47		(0.16)		158
(0.61)	0.02		25.96		36.07		9,905	1.47		1.47		0.47		75
(1.35)	0.01		19.59		24.31		837	1.47		1.47		(0.48)		111
—	—	(b)	17.06		3.90		233	1.47	*	1.52	*	0.06	*	128

$—	$—		$15.57	(g)	29.64	%(g)	$544	1.17	%*	1.17	%*	(0.37	)%*	57%
(0.74)	—	(b)	12.01		(46.30)		423	1.14	*	1.14	*	0.66	*	158

$—	$—		$15.63	(h)	29.82	%(h)	$10,029	1.07	%*	1.07	%*	(0.27	)%*	57%
(0.71)	—	(b)	12.04		(50.88)		8,352	1.07		1.07		0.31		158
(0.61)	0.03		26.23		36.62		10,707	1.07		1.07		0.49		75
(1.33)	—	(b)	19.71		24.73		7,439	1.07		1.07		(0.08)		111
(2.46)	—	(b)	17.08		47.81		5,963	1.07		1.07		0.07		128
—	—		13.45		34.50		4,036	1.10	(c)	1.58	(c)	0.41		128
(e)	Payments from Affiliates increased the end of period net asset value by a $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $15.07 and 29.00%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value and the total return by less than $0.01 and 0.01%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by a $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $15.56 and 29.56%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by a $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $15.62 and 29.82%, respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	67

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions to Shareholders from Net Realized Gains
RCM Global Small-Cap Fund
Class A
12/31/2009+	$15.81	$(0.10)		$4.57	$4.47	$—
6/30/2009	25.52	(0.08)		(9.63)	(9.71)	—
6/30/2008	34.78	(0.16)		(6.44)	(6.60)	(2.66)
6/30/2007	27.88	(0.12)		7.02	6.90	—
6/30/2006	22.48	(0.14)		5.53	5.39	—
6/30/2005	19.63	(0.08)		2.92	2.84	—
Class B
12/31/2009+	$14.97	$(0.16)		$4.31	$4.15	$—
6/30/2009	24.34	(0.20)		(9.17)	(9.37)	—
6/30/2008	33.53	(0.38)		(6.15)	(6.53)	(2.66)
6/30/2007	27.08	(0.34)		6.79	6.45	—
6/30/2006	21.99	(0.33)		5.41	5.08	—
6/30/2005	19.35	(0.23)		2.86	2.63	—
Class C
12/31/2009+	$14.96	$(0.16)		$4.31	$4.15	$—
6/30/2009	24.33	(0.20)		(9.17)	(9.37)	—
6/30/2008	33.52	(0.38)		(6.15)	(6.53)	(2.66)
6/30/2007	27.07	(0.34)		6.79	6.45	—
6/30/2006	21.98	(0.34)		5.42	5.08	—
6/30/2005	19.34	(0.25)		2.88	2.63	—
Class D
12/31/2009+	$15.81	$(0.10)		$4.57	$4.47	$—
6/30/2009	25.52	(0.08)		(9.63)	(9.71)	—
6/30/2008	34.78	(0.17)		(6.43)	(6.60)	(2.66)
6/30/2007	27.88	(0.07)		6.97	6.90	—
6/30/2006	22.47	(0.13)		5.53	5.40	—
6/30/2005	19.62	(0.10)		2.94	2.84	—
Class P
12/31/2009+	$16.37	$(0.08)		$4.73	$4.65	$—
7/7/2008† - 6/30/2009	25.27	0.06		(8.96)	(8.90)	—
Institutional Class
12/31/2009+	$16.37	$(0.07)		$4.74	$4.67	$—
6/30/2009	26.32	(—	)(b)	(9.95)	(9.95)	—
6/30/2008	35.64	(0.03)		(6.63)	(6.66)	(2.66)
6/30/2007	28.45	0.01		7.18	7.19	—
6/30/2006	22.84	(0.06)		5.66	5.60	—
6/30/2005	19.86	(0.01)		2.98	2.97	—
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.88 and 24.01%, respectively.

68	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	(b)	$20.28		28.27%	$25,695	1.70	%*	1.75	%*	(1.08)%*	52%
—	—	(b)	15.81		(38.07)	21,515	1.77		1.79		(0.47)	124
(2.66)	—	(b)	25.52		(20.20)	63,178	1.77		1.77		(0.53)	100
—	—	(b)	34.78		24.75	98,080	1.76		1.76		(0.39)	80
—	0.01		27.88	(e)	24.02 (e)	71,293	1.77		1.77		(0.52)	73
—	0.01		22.48		14.52	25,389	1.84	(c)	1.84	(c)	(0.38)	96

$—	$—	(b)	$19.12		27.72%	$12,099	2.45	%*	2.50	%*	(1.82)%*	52%
—	—	(b)	14.97		(38.52)	11,064	2.52		2.54		(1.22)	124
(2.66)	—	(b)	24.34		(20.77)	31,948	2.52		2.52		(1.29)	100
—	—	(b)	33.53		23.77	57,203	2.52		2.52		(1.16)	80
—	0.01		27.08	(f)	23.19 (f)	48,365	2.52		2.52		(1.28)	73
—	0.01		21.99		13.64	17,637	2.59	(c)	2.59	(c)	(1.11)	96

$—	$—	(b)	$19.11		27.74%	$13,023	2.45	%*	2.50	%*	(1.83)%*	52%
—	—	(b)	14.96		(38.51)	11,267	2.52		2.54		(1.22)	124
(2.66)	—	(b)	24.33		(20.79)	34,014	2.52		2.52		(1.28)	100
—	—	(b)	33.52		23.79	57,007	2.52		2.52		(1.13)	80
—	0.01		27.07	(g)	23.16 (g)	40,499	2.52		2.52		(1.32)	73
—	0.01		21.98		13.65	19,212	2.60	(c)	2.60	(c)	(1.22)	96

$—	$—	(b)	$20.28		28.27%	$16,461	1.70	%*	1.75	%*	(1.07)%*	52%
—	—	(b)	15.81		(38.07)	14,257	1.77		1.79		(0.45)	124
(2.66)	—	(b)	25.52		(20.20)	38,282	1.77		1.77		(0.55)	100
—	—	(b)	34.78		24.75	63,232	1.76		1.76		(0.22)	80
—	0.01		27.88	(h)	24.08 (h)	31,328	1.77		1.77		(0.50)	73
—	0.01		22.47		14.53	11,943	1.85	(c)	1.85	(c)	(0.50)	96

$—	$—	(b)	$21.02		28.41%	$753	1.41	%*	1.46	%*	(0.79)%*	52%
—	—	(b)	16.37		(35.22)	759	1.39	*	1.43	*	0.36 *	124

$—	$—	(b)	$21.04		28.53%	$13,303	1.31	%*	1.36	%*	(0.69)%*	52%
—	—	(b)	16.37		(37.80)	10,743	1.36		1.38		(0.01)	124
(2.66)	—	(b)	26.32		(19.90)	22,549	1.37		1.37		(0.10)	100
—	—	(b)	35.64		25.23	34,138	1.36		1.36		0.04	80
—	0.01		28.45	(i)	24.61 (i)	23,763	1.37		1.37		(0.22)	73
—	0.01		22.84		15.00	16,392	1.42	(d)	1.42	(d)	(0.05)	96
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.08 and 23.14%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.07 and 23.15%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.88 and 24.07%, respectively.
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $28.45 and 24.55%, respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	69

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions to Shareholders from Net Realized Gains
RCM Technology Fund
Class A
12/31/2009+	$28.95	$(0.20)	$8.08	$7.88	$—
6/30/2009	42.11	(0.13)	(10.27)	(10.40)	(2.76)
6/30/2008	45.29	(0.30)	(1.00)	(1.30)	(1.89)
6/30/2007	36.18	(0.35)	9.46	9.11	—
6/30/2006	33.61	(0.44)	3.00	2.56	—
6/30/2005	32.53	(0.39)	1.46	1.07	—
Class B
12/31/2009+	$27.13	$(0.30)	$7.56	$7.26	$—
6/30/2009	40.04	(0.34)	(9.81)	(10.15)	(2.76)
6/30/2008	43.47	(0.64)	(0.91)	(1.55)	(1.89)
6/30/2007	34.98	(0.64)	9.13	8.49	—
6/30/2006	32.75	(0.70)	2.92	2.22	—
6/30/2005	31.94	(0.55)	1.36	0.81	—
Class C
12/31/2009+	$27.12	$(0.30)	$7.56	$7.26	$—
6/30/2009	40.02	(0.33)	(9.81)	(10.14)	(2.76)
6/30/2008	43.45	(0.63)	(0.92)	(1.55)	(1.89)
6/30/2007	34.97	(0.63)	9.11	8.48	—
6/30/2006	32.73	(0.70)	2.93	2.23	—
6/30/2005	31.91	(0.57)	1.38	0.81	—
Class D
12/31/2009+	$28.63	$(0.20)	$8.00	$7.80	$—
6/30/2009	41.69	(0.13)	(10.17)	(10.30)	(2.76)
6/30/2008	44.86	(0.30)	(0.99)	(1.29)	(1.89)
6/30/2007	35.84	(0.36)	9.38	9.02	—
6/30/2006	33.29	(0.43)	2.97	2.54	—
6/30/2005	32.23	(0.41)	1.47	1.06	—
Class P
12/31/2009+	$29.89	$(0.18)	$8.37	$8.19	$—
7/7/2008† - 6/30/2009	42.41	0.02	(9.78)	(9.76)	(2.76)
Institutional Class
12/31/2009+	$29.91	$(0.15)	$8.37	$8.22	$—
6/30/2009	43.18	(0.02)	(10.49)	(10.51)	(2.76)
6/30/2008	46.22	(0.12)	(1.04)	(1.16)	(1.89)
6/30/2007	36.78	(0.20)	9.64	9.44	—
6/30/2006	34.03	(0.29)	3.03	2.74	—
6/30/2005	32.81	(0.28)	1.50	1.22	—
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.16 and 7.58%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.65 and 7.75%, respectively.

70	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	(b)	$36.83	(j)	27.25	%(j)	$291,656	1.65	%*	(1.20)%*	98%
—	(b)	28.95	(j)	(22.63	)(j)	297,181	1.66		(0.47)	251
0.01		42.11		(3.58)		436,692	1.65		(0.65)	269
—	(b)	45.29		25.18		383,969	1.66		(0.90)	209
0.01		36.18	(d)	7.65	(d)	328,815	1.64		(1.15)	272
0.01		33.61		3.32		293,550	1.71	(c)	(1.19)	238

$—	(b)	$34.39	(j)	26.75	%(j)	$19,924	2.40	%*	(1.97)%*	98%
—	(b)	27.13	(j)	(23.19	)(j)	16,529	2.41		(1.23)	251
0.01		40.04		(4.32)		33,229	2.40		(1.42)	269
—	(b)	43.47		24.24		66,220	2.41		(1.69)	209
0.01		34.98	(e)	6.84	(e)	117,008	2.39		(1.91)	272
—		32.75		2.54		161,675	2.40	(c)	(1.69)	238

$—	(b)	$34.38	(j)	26.77	%(j)	$120,095	2.41	%*	(1.97)%*	98%
—	(b)	27.12	(j)	(23.20	)(j)	99,134	2.41		(1.22)	251
0.01		40.02		(4.32)		155,023	2.40		(1.41)	269
—	(b)	43.45		24.25		174,303	2.41		(1.66)	209
0.01		34.97	(f)	6.84	(f)	192,675	2.39		(1.90)	272
0.01		32.73		2.57		219,872	2.40	(c)	(1.74)	238

$—	(b)	$36.43	(j)	27.24	%(j)	$168,273	1.66	%*	(1.22)%*	98%
—	(b)	28.63	(i)	(22.64	)(j)	140,496	1.66		(0.46)	251
0.01		41.69		(3.59)		211,829	1.65		(0.66)	269
—	(b)	44.86		25.20		219,831	1.66		(0.91)	209
0.01		35.84	(g)	7.66	(g)	246,345	1.64		(1.15)	272
—		33.29		3.29		227,046	1.74	(c)	(1.28)	238

$—	(b)	$38.08	(j)	27.43	%(j)	$8,562	1.41	%*	(1.05)%*	98%
—	(b)	29.89	(j)	(21.00	)(j)	2,409	1.30	*	0.05 *	251

$—	(b)	$38.13	(j)	27.48	%(j)	$505,693	1.28	%*	(0.87)%*	98%
—	(b)	29.91	(j)	(22.32	)(j)	302,275	1.26		(0.07)	251
0.01		43.18		(3.20)		408,183	1.25		(0.25)	269
—	(b)	46.22		25.69		330,275	1.26		(0.50)	209
0.01		36.78	(h)	8.08	(h)	323,919	1.24		(0.75)	272
—		34.03		3.72		261,860	1.32	(c)	(0.87)	238
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $34.95 and 6.77%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $35.82 and 7.59%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.76 and 8.01%, respectively.
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.65 and 7.75%, respectively.
(j)	Payments from Affiliates increased the end of period net asset value and the total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	71

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions to Shareholders from Net Realized Gains
RCM Technology Fund (cont.)
Administrative Class
12/31/2009+	$29.56	$(0.19)	$8.27	$8.08	$—
6/30/2009	42.83	(0.09)	(10.42)	(10.51)	(2.76)
6/30/2008	45.97	(0.24)	(1.02)	(1.26)	(1.89)
6/30/2007	36.67	(0.30)	9.60	9.30	—
6/30/2006	34.01	(0.39)	3.04	2.65	—
3/31/2005 - 6/30/2005	32.82	(0.05)	1.24	1.19	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

72	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	(b)	$37.64	(d)	27.33	%(d)	$41,755	1.53	%*	(1.10)%*	98%
—	(b)	29.56	(d)	(22.52	)(d)	30,526	1.51		(0.31)	251
0.01		42.83		(3.42)		36,377	1.50		(0.50)	269
—	(b)	45.97		25.36		30,644	1.51		(0.74)	209
0.01		36.67	(c)	7.82	(c)	24,685	1.50		(0.98)	272
—		34.01		3.63		1,360	1.50	*	(0.61)*	238
(c)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.65 and 7.75%, respectively.
(d)	Payments from Affiliates increased the end of period net asset value and the total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	73

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations
RCM Wellness Fund
Class A
12/31/2009+	$18.58	$(0.09)	$5.22	$5.13
6/30/2009	22.14	(0.08)	(3.48)	(3.56)
6/30/2008	23.82	(0.19)	(1.49)	(1.68)
6/30/2007	21.23	(0.09)	2.68	2.59
6/30/2006	21.19	(0.11)	0.15	0.04
6/30/2005	20.80	(0.05)	0.44	0.39
Class B
12/31/2009+	$17.56	$(0.16)	$4.92	$4.76
6/30/2009	21.09	(0.21)	(3.32)	(3.53)
6/30/2008	22.86	(0.35)	(1.42)	(1.77)
6/30/2007	20.53	(0.25)	2.58	2.33
6/30/2006	20.64	(0.27)	0.16	(0.11)
6/30/2005	20.41	(0.21)	0.44	0.23
Class C
12/31/2009+	$17.57	$(0.16)	$4.92	$4.76
6/30/2009	21.10	(0.21)	(3.32)	(3.53)
6/30/2008	22.87	(0.35)	(1.42)	(1.77)
6/30/2007	20.53	(0.25)	2.59	2.34
6/30/2006	20.64	(0.27)	0.16	(0.11)
6/30/2005	20.42	(0.21)	0.43	0.22
Class D
12/31/2009+	$18.57	$(0.09)	$5.22	$5.13
6/30/2009	22.14	(0.08)	(3.49)	(3.57)
6/30/2008	23.82	(0.19)	(1.49)	(1.68)
6/30/2007	21.22	(0.09)	2.69	2.60
6/30/2006	21.18	(0.11)	0.15	0.04
6/30/2005	20.79	(0.06)	0.45	0.39
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(d)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.23 and 0.17%, respectively.

74	Allianz Funds Semiannual Report	12.31.09	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—		$23.71		27.61%		$15,155	1.49	%*	1.49	%*	(0.81)%*	65%
—	(b)	18.58		(16.08)		11,635	1.51		1.52		(0.44)	365
—	(b)	22.14		(7.05)		9,241	1.52		1.52		(0.81)	171
—	(b)	23.82		12.20		11,879	1.55	(g)	1.55	(g)	(0.38)	254
—	(b)	21.23	(d)	0.19	(d)	14,526	1.57		1.57		(0.49)	280
—		21.19		1.88		18,752	1.60	(c)	1.60	(c)	(0.25)	210

$—		$22.32		27.11%		$5,715	2.24	%*	2.24	%*	(1.56)%*	65%
—	(b)	17.56		(16.74)		5,229	2.26		2.28		(1.19)	365
—	(b)	21.09		(7.74)		4,705	2.27		2.27		(1.56)	171
—	(b)	22.86		11.35		6,183	2.30	(g)	2.30	(g)	(1.13)	254
—	(b)	20.53	(e)	(0.53	)(e)	8,043	2.32		2.32		(1.24)	280
—		20.64		1.13		9,725	2.35	(c)	2.35	(c)	(1.02)	210

$—		$22.33		27.09%		$8,447	2.24	%*	2.24	%*	(1.56)%*	65%
—	(b)	17.57		(16.73)		7,528	2.25		2.26		(1.19)	365
—	(b)	21.10		(7.74)		4,895	2.27		2.27		(1.56)	171
—		22.87		11.34		5,554	2.30	(g)	2.30	(g)	(1.13)	254
—	(b)	20.53	(e)	(0.53	)(e)	7,444	2.32		2.32		(1.24)	280
—		20.64		1.08		9,875	2.35	(c)	2.35	(c)	(1.02)	210

$—		$23.70		27.62%		$107,433	1.49	%*	1.49	%*	(0.81)%*	65%
—	(b)	18.57		(16.12)		88,411	1.51		1.52		(0.45)	365
—	(b)	22.14		(7.05)		50,134	1.52		1.52		(0.81)	171
—	(b)	23.82		12.20		65,554	1.55	(g)	1.55	(g)	(0.38)	254
—	(b)	21.22	(f)	0.24	(f)	83,410	1.57		1.57		(0.51)	280
—		21.18		1.88		125,756	1.60	(c)	1.60	(c)	(0.29)	210
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.53 and (0.55)%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.22 and 0.22%, respectively.
(g)	Effective January 1, 2007, the Advisory Fee was reduced by 0.05%.

See accompanying Notes to Financial Statements	12.31.09	Allianz Funds Semiannual Report	75

Notes to Financial Statements

December 31, 2009

(unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of twenty-nine separate investment funds (the “Fund” or “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serve as the Funds’ investment manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”) Allianz Global is an indirect wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Trust may offer up to seven classes of shares: A, C, D, R, P, Institutional and Administrative. Effective November 1, 2009, Class B shares of the Funds were no longer available for purchase except through exchange or dividend reinvestments. These financial statements pertain to ten of the Funds offered by the Trust.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair valued, in good faith, pursuant to procedures established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of a Fund’s shares may be affected by changed in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by a Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that each Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized the estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation and multi-dimensional relational pricing models.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

76	Allianz Funds Semiannual Report	12.31.09

A summary of the inputs used at December 31, 2009 in valuing each Fund’s assets and liabilities is listed below (amounts in thousands):

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value 12/31/09
NACM Emerging Markets Opportunities:
Investments in Securities–Assets
Common Stock:
Brazil	$15,154	—	—		$15,154
Israel	938	—	—		938
Kuwait	—	—	$67		67
Mexico	2,106	—	—		2,106
Peru	546	—	—		546
Russia	5,531	$920	—		6,451
Turkey	289	3,620	—		3,909
United States	370	—	—		370
All Other	—	56,429	—		56,429
Preferred Stock:
Brazil	2,966	—	—		2,966
Repurchase Agreements	—	1,501	—		1,501
Total Investments	$27,900	$62,470	$67		$90,437

NACM Global:
Investments in Securities–Assets
Common Stock:
Brazil	$727	—	—		$727
Canada	293	—	—		293
China	—	$326	—	(a)	326
Israel	343	—	—		343
Kuwait	—	—	$35		35
United States	10,828	—	—		10,828
All Other	—	12,335	—		12,335
Preferred Stock:
Germany	—	386	—		386
Repurchase Agreements	—	370	—		370
Total Investments	$12,191	$13,417	$35		$25,643

(a)	Amount less than $500.

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value 12/31/09
NACM International:
Investments in Securities–Assets
Common Stock:
Hong Kong	$629	$3,629	—	$4,258
Israel	629	—	—	629
All Other	—	133,417	—	133,417
Preferred Stock:
Germany	—	1,923	—	1,923
Repurchase Agreements	—	2,514	—	2,514
Total Investments	$1,258	$141,483	—	$142,741

NACM Pacific Rim:
Investments in Securities–Assets
Common Stock:
Singapore	$1,321	$3,959	—	$5,280
All Other	—	165,357	—	165,357
Repurchase Agreements	—	1,008	—	1,008
Total Investments	$1,321	$170,324	—	$171,645

12.31.09	Allianz Funds Semiannual Report	77

Notes to Financial Statements  (Cont.)

December 31, 2009

(unaudited)

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value 12/31/09
NFJ International Value:
Investments in Securities–Assets
Common Stock	$1,410,800	—	—		$1,410,800
Repurchase Agreements	—	$100,679	—		100,679
Total Investments	$1,410,800	$100,679	—		$1,511,479

RCM Disciplined International Equity:
Investments in Securities–Assets
Common Stock:
Brazil	$482	—	—		$482
Taiwan	506	—	—		506
All Other	—	$46,653	—		46,653
Total Investments	$988	$46,653	—		$47,641

RCM Global Resources:
Investments in Securities–Assets
Common Stock:
Australia	—	$863	—		$863
Denmark	—	196	—		196
Luxembourg	$477	1,046	—		1,523
Spain	—	207	—		207
Switzerland	2,920	1,145	—		4,065
United Kingdom	397	2,569	—		2,966
All Other	31,233	—	—		31,233
Total Investments	$35,027	$6,026	—		$41,053

RCM Global Small-Cap:
Investments in Securities–Assets
Common Stock:
Australia	—	$455	—		$455
Austria	—	1,483	—		1,483
China	$1,594	937	—		2,531
Denmark	—	894	—		894
Finland	—	1,018	—		1,018
France	—	578	—		578
Germany	—	2,612	—		2,612
Hong Kong	—	940	—	(a)	940
Ireland	—	409	—		409
Italy	—	625	—		625
Japan	—	5,146	—		5,146
Korea (Republic of)	—	1,027	—		1,027
Netherlands	—	1,923	—		1,923
Philippines	—	1,238	—		1,238
Poland	—	591	—		591
Portugal	—	649	—		649
Russia	—	1,170	—		1,170
Singapore	—	794	—		794
South Africa	—	803	—		803
Spain	—	1,509	—		1,509
Sweden	873	1,519	—		2,392
Switzerland	616	2,340	—		2,956
Thailand	—	462	—		462
Turkey	—	616	—		616
United Kingdom	—	8,425	—		8,425
All Other	39,496	—	—		39,496
Repurchase Agreements	—	631	—		631
Total Investments	$42,579	$38,794	—	(a)	$81,373

(a)	Amount less than $500.

78	Allianz Funds Semiannual Report	12.31.09

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value 12/31/09
RCM Technology:
Investments in Securities–Assets
Common Stock:
Computers & Peripherals	$163,201	$208	—	$163,409
Electrical Equipment	30,523	1,932	—	32,455
Electronic Equipment, Instruments & Components	26,280	14	—	26,294
Internet Software & Services	113,959	23,968	—	137,927
Semiconductors & Semiconductor Equipment	106,822	11,184	—	118,006
Software	199,497	3,655	—	203,152
Wireless Telecommunication Services	22,158	1,013	—	23,171
All Other	204,957	—	—	204,957
Rights	50	—	—	50
Short-Term Investments	—	198,916	—	198,916
Options Purchased	62,578	—	—	62,578
Total Investments in Securities–Assets	$930,025	$240,890	—	$1,170,915
Investments in Securities–Liabilities
Options Written, at value	$(22,023)	$(206)	—	$(22,229)
Securities Sold Short, at value	(56,496)	(41,761)	—	(98,257)
Total Investments in Securities–Liabilities	(78,519)	(41,967)	—	(120,486)
Other Financial Instruments*	—	$(368)	—	$(368)
Total Investments	$851,506	$198,555	—	$1,050,061

*	Other Financial Instruments are derviative instruments not reflected in the Schedule of Investments, such as swap agreements, which are valued at the unrealized appreciation (depreciation) of the instrument.

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value 12/31/09
RCM Wellness:
Investments in Securities–Assets
Common Stock:
Food Products	$1,459	$6,051	—	$7,510
Health Care Providers & Services	31,058	1,498	—	32,556
Pharmaceuticals	26,526	10,952	—	37,478
Textiles, Apparel & Luxury Goods	1,740	1,339	—	3,079
All Other	54,278	—	—	54,278
Repurchase Agreements	—	835	—	835
Total Investments in Securities–Assets	$115,061	$20,675	—	$135,736
Investments in Securities–Liabilities
Options Written, at value	(61)	—	—	(61)
Total Investments	$115,000	$20,675	—	$135,675

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended December 31, 2009, was as follows (amounts in thousands):

	Beginning Balance 6/30/09	Net Purchases (Sales) and Settlements	Accrued Discount (Premium)	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Transfers in and/or out of Level 3	Ending Balance 12/31/09
NACM Emerging Markets Opportunities:
Investments in Securities–Assets
Common Stock:
Korea (Republic of)	$267	$(235)	—	$12	$(44)	—	—
Kuwait	80	—	—	—	(13)	—	$67
Total Investments	$347	$(235)	—	$12	$(57)	—	$67

12.31.09	Allianz Funds Semiannual Report	79

Notes to Financial Statements  (Cont.)

December 31, 2009

(unaudited)

The net change in unrealized depreciation of investments and other financial instruments, which NACM Emerging Markets Opportunities Fund held at December 31, 2009, was $13. Realized gain (loss) and change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

	Beginning Balance 6/30/09		Net Purchases (Sales) and Settlements	Accrued Discount (Premium)	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Transfers in and/or out of Level 3	Ending Balance 12/31/09
NACM Global:
Investments in Securities–Assets
Common Stock:
China	—	(a)	—	—	—	—	—	—	(a)
Kuwait	$41		—	—	—	$(6)	—	$35
Total Investments	$41		—	—	—	$(6)	—	$35

(a)	Amount less than $500.

The net change in unrealized depreciation of investments, which NACM Global Fund held at December 31, 2009, was $6. Change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

	Beginning Balance 6/30/09		Net Purchases (Sales) and Settlements	Accrued Discount (Premium)	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Transfers in and/or out of Level 3	Ending Balance 12/31/09
NACM International:
Investments in Securities–Assets
Rights:
Australia	$7		—	—	—	$(7)	—	—
Total Investments	$7		—	—	—	$(7)	—	—

RCM Global Small-Cap:
Investments in Securities–Assets
Common Stock:
Hong Kong	—	(a)	—	—	—	—	—	—	(a)
Total Investments	—	(a)	—	—	—	—	—	—	(a)

(a)	Amount less than $500.

	Beginning Balance 6/30/09	Net Purchases (Sales) and Settlements	Accrued Discount (Premium)	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Transfers in and/or out of Level 3	Ending Balance 12/31/09
RCM Wellness:
Investments in Securities–Assets
Rights:
Food Products	$81	$(74)	—	$74	$(81)	—	—
Total Investments	$81	$(74)	—	$74	$(81)	—	—

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Expenses are recorded on an accrual basis.

Dividends received by real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gain.

(d) Dividends and Distributions to Shareholders.   Dividends from net investment income except the NFJ International Value, if any, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ International Value, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

The Funds record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and has been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

80	Allianz Funds Semiannual Report	12.31.09

(e) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

(f) Federal Income Taxes.  Each Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on the extent of distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at December 31, 2009. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintain in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at he prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and change in unrealized gain (loss) on investments.

(h) Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Emerging Markets Opportunities—$95,096; NACM Global—$9,092; NACM International—$99,956; NACM Pacific Rim—$79,493; NFJ International Value—$1,230,095; RCM Disciplined International Equity—$37,376; RCM Global Resources Fund—$8,915; RCM Global Small-Cap Fund—$6,942; RCM Technology—$232,098 and RCM Wellness—$10,090.

(i) Repurchase Agreements.  The Funds enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). The Funds’, through its custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value or the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by Funds may be delayed or limited.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The Funds are exposed to various risks such as, but not limited to, interest rate, foreign currency, market price and credit/counterparty risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common stock and preferred stock or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Funds may be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Funds may to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract or repurchase agreement is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments.

NFJ Investment Group LLC (“NFJ”), Nicholas-Applegate Capital Management LLC (“NACM”) and RCM Capital Management LLC (“RCM”), as the investment sub-advisers, seek to minimize the Funds’ counterparty risks by performing reviews of each counterparty. Delivery of securities sold

12.31.09	Allianz Funds Semiannual Report	81

Notes to Financial Statements  (Cont.)

December 31, 2009

(unaudited)

is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. The Funds reflect derivatives at fair value and recognize changes in fair value through the Statements of Operations, and such do not qualify for hedge accounting treatment.

Options Contracts.  Certain Funds write (sell) put and call options on securities for hedging purpose, risk management purposes or otherwise as part of its investment strategy. The risk associated with purchasing an option is the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as a asset with and equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

Swaps.  Swap agreements are privately negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Certain Funds enter into credit default, cross- currency, interest rate, total return, variance and/or other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Short Sales.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which the Funds sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When the Funds engage in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose the Funds to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Funds. The short sale is “against the box” if the Funds hold in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Funds’ loss on a short sale could theoretically be unlimited in cases where the Funds are unable, for whatever reason, to close out its short position.

Fair	Value of Derivative Instruments at December 31, 2009

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

The effect of derivative instruments on the Funds’ Statements of Assets and Liabilities at December 31, 2009 (amounts in thousands):

RCM Technology:
Location	Equity Contracts
Asset Derivatives:
Investments, at value (options purchased)	$62,578
Liability Derivatives:
Unrealized depreciation on swaps	$(368)
Options written, at value	(22,229)
Payable for securities sold short	(98,257)
Total Liability Derivatives	$(120,854)

RCM Wellness:
Location	Equity Contracts
Liability Derivatives:
Options written, at value	$(61)

The effect of derivative instruments on the Funds’ Statements of Operations for the six months ended December 31, 2009 (amounts in thousands):

NACM Global:
Location	Foreign Exchange Contracts
Realized Loss on:
Foreign currency transactions	$(2)

NACM International:
Location	Foreign Exchange Contracts
Realized Gain on:
Foreign currency transactions	$1

82	Allianz Funds Semiannual Report	12.31.09

RCM Technology:
Location	Equity Contracts
Realized Gain (Loss) on:
Investments (options purchased)	$(4,216)
Options written	23,293
Securities sold short	(3,995)
Swaps	(652)
Total Realized Gain	$14,430
Net Change in Unrealized Appreciation/Depreciation of:
Investments (options purchased)	$18,969
Options written	(1,175)
Securities sold short	(4,958)
Swaps	(368)
Total Change in Unrealized Appreciation/Depreciation	$12,468

RCM Wellness:
Location	Equity Contracts
Realized Gain on:
Investments (options purchased)	$141
Options written	155
Total Realized Gain (Loss)	$296
Net Change in Unrealized Appreciation/Depreciation of:
Investments (options purchased)	$(203)
Total Change in Unrealized Appreciation/Depreciation	$(203)

The volumes indicated in the options written table (see Note 5(a)) are indicative of the amounts throughout the six-month period December 31, 2009.

4.	INVESTMENT MANAGER/DISTRIBUTOR/FEES & EXPENSES

Investment Advisory Fee.  The Investment Manager serves as investment manager to the Trust, pursuant to an investment management contract. The Investment Manager receives a monthly fee from each Fund at an annual rate based on the average daily net assets of each Fund. The Investment Management Fee is charged at the annual rate as noted in the following table.

Each of the Funds has a sub-adviser, which, under supervision of Investment Management, directs the investments of each Fund’s assets. The advisory fees received by the Investment Manager are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Investment Manager provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets.

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as noted in the following table:

	All Classes		Institutional Class(1)			Admin. Class(1)			Class A, B, C, D and R(1)(2)			Class P(1)

	Investment Management Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee
NACM Emerging Markets Opportunities Fund	0.90%		0.40%	0.43%	(a)	N/A	N/A		0.50%	0.56%	(c)	0.50%	0.53%	(d)
NACM Global Fund	0.70%		0.35%	0.35%		0.35%	0.35%		0.45%	0.48%	(b)	0.45%	0.45%
NACM International Fund	0.60%		0.40%	0.43%	(a)	0.40%	0.43%	(a)	0.50%	0.57%	(c)	0.50%	0.54%	(d)
NACM Pacific Rim Fund	0.90%		0.40%	0.43%	(a)	N/A	N/A		0.50%	0.57%	(c)	0.50%	0.53%	(d)
NFJ International Value Fund	0.60%		0.40%	0.40%	(a)	N/A	N/A		0.50%	0.54%	(c)	0.50%	0.50%	(d)
RCM Disciplined International Equity Fund	0.50%		0.40%	0.43%	(a)	0.40%	0.44%	(a)	0.50%	0.57%	(c)	N/A	N/A
RCM Global Resources Fund	0.70%		0.35%	0.35%		N/A	N/A		0.45%	0.48%	(b)	0.45%	0.45%
RCM Global Small-Cap Fund	1.00%	(3)	0.35%	0.35%		N/A	N/A		0.45%	0.48%	(b)	0.45%	0.45%
RCM Technology Fund	0.90%		0.30%	0.30%		0.30%	0.30%		0.40%	0.43%	(a)	0.40%	0.40%
RCM Wellness Fund	0.80%		N/A	N/A		N/A	N/A		0.40%	0.43%	(a)	N/A	N/A

(1)

The total administrative fee rate for each class of Allianz NACM Emerging Markets Opportunities, Allianz NACM International, Allianz NACM Pacific Rim, Allianz NFJ International Value and Allianz RCM Disciplined International Equity Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class. The total administrative fee rate for each class of shares of the NACM Global, RCM Global Resources and RCM Global Small-Cap Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on asses in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.25% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class. The total administrative fee rate for each class of shares of all other Allianz Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by and additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to the classes.

(2)

The administration agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of an additional 0.25% for Class D shares. Therefore, the administrative fee rate for Class D shares of each Fund is 0.25% greater than the fee set forth above

(3)	Effective January 1, 2009, the Fund’s Advisory fee was reduced by 0.05% to 0.95%.
(a)	Prior to November 2, 2009, Administration Fee was 0.45%.
(b)	Prior to November 2, 2009, Administration Fee was 0.50%.
(c)	Prior to November 2, 2009, Administration Fee was 0.60%.
(d)	Prior to November 2, 2009, Administration Fee was 0.55%.

12.31.09	Allianz Funds Semiannual Report	83

Notes to Financial Statements  (Cont.)

December 31, 2009

(unaudited)

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC the (“Distributor”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2009.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the Class D shares of the Trust, the Trust compensates the Distributor or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class D.

The Trust paid the Distributor distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2009, the Distributor received $136,303 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Manager or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Manager or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

5.	INVESTMENTS IN SECURITIES

Purchases and sales of investments, other than short-term securities and non-U.S. Government/Agency securities for the six months ended December 31, 2009, were (amounts in thousands):

	Purchases	Sales
NACM Emerging Markets Opportunities	$78,659	$76,248
NACM Global	12,639	14,752
NACM International	107,752	123,962
NACM Pacific Rim	67,107	87,708
NFJ International Value	357,106	244,457
RCM Disciplined International Equity	13,093	14,743
RCM Global Resources	21,078	23,919
RCM Global Small-Cap	39,994	46,750
RCM Technology	797,487	834,128
RCM Wellness	80,517	84,980

84	Allianz Funds Semiannual Report	12.31.09

(5)	INVESTMENTS IN SECURITIES (continued)

(a) Transactions in written options were as follows (amounts in thousands except for number of contracts):

	RCM Technology		RCM Wellness
	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2009	351,914	$52,356	—	$—
Sales	367,255	64,765	1,136	277
Closing Buys	(224,835)	(39,332)	(498)	(68)
Expirations	(221,403)	(27,696)	(526)	(148)
Balance at 12/31/2009	272,931	$50,093	112	$61

(b) Total return swap agreements outstanding at December 31, 2009 (amounts in thousands except for number of shares or units):

RCM Technology Fund:
Receive Total Return on Reference Entity	Reference Entity	# of Shares or Units	Floating Rate(1)	Notional Amount	Maturity Date	Counterparty	Unrealized Depreciation
Receive:	MediaTek	4,694	1-Month USD-LIBOR less 0.40%	$5,054	10/25/10	Merrill Lynch & Co.	$ (368)

(1)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.
LIBOR — London Inter-Bank Offered Rate

The Fund pledged cash collateral of $320,000 for swap agreements.

6.	INCOME TAX INFORMATION

At December 31, 2009, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
NACM Emerging Markets Opportunities	$ 70,876	$ 20,812	$ (1,251)	$ 19,561
NACM Global	23,415	3,572	(1,344)	2,228
NACM International	123,320	21,499	(2,078)	19,421
NACM Pacific Rim	162,214	24,833	(15,402)	9,431
NFJ International Value	1,373,058	194,250	(55,829)	138,421
RCM Disciplined International Equity	47,884	5,322	(5,565)	(243)
RCM Global Resources	31,992	9,536	(475)	9,061
RCM Global Small-Cap	64,416	19,729	(2,772)	16,957
RCM Technology	895,871	279,229	(4,185)	275,044
RCM Wellness	106,427	29,544	(235)	29,309

12.31.09	Allianz Funds Semiannual Report	85

Notes to Financial Statements  (Cont.)

December 31, 2009

(unaudited)

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Emerging Markets Opportunities Fund				NACM Global Fund				NACM International Fund
	Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	532	$10,806	955	$16,642	91	$1,204	290	$4,080	179	$2,288	483	$6,106
Class B	—	—	—	—	26	326	72	892	—	—	—	—
Class C	171	3,474	368	6,820	42	534	113	1,345	106	1,343	260	2,989
Class D	145	3,063	624	12,568	12	148	24	306	43	525	91	1,079
Class R	—	—	—	—	6	80	54	802	1	12	— *	10
Class P	4	72	38	648	7	97	21	245	4	51	193	2,092
Institutional Class	218	4,511	268	4,569	—	—	—	—	631	7,996	1,883	21,545
Administrative Class	—	—	—	—	—	—	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions:
Class A	16	350	48	654	—	—	2	24	62	791	143	1,532
Class B	—	—	—	—	—	—	3	26	—	—	—	—
Class C	4	90	21	292	—	—	2	15	40	512	70	745
Class D	4	84	19	259	—	—	1	5	9	117	16	168
Class R	—	—	—	—	—	—	—	—	1	2	— *	1
Class P	— *	1	—	—	—	—	—	—	1	11	—	—
Institutional Class	17	358	75	1,028	—	—	—	—	151	1,909	308	3,290
Administrative Class	—	—	—	—	—	—	—	—	— *	— *	—	—
Cost of shares redeemed:
Class A	(369)	(7,537)	(1,804)	(33,927)	(106)	(1,386)	(619)	(7,245)	(827)	(10,507)	(5,188)	(65,269)
Class B	—	—	—	—	(96)	(1,191)	(612)	(7,171)	—	—	—	—
Class C	(124)	(2,514)	(466)	(7,608)	(106)	(1,319)	(349)	(3,892)	(667)	(8,369)	(3,196)	(38,878)
Class D	(225)	(4,648)	(2,404)	(51,014)	(20)	(263)	(62)	(759)	(127)	(1,613)	(375)	(4,605)
Class R	—	—	—	—	(8)	(107)	(10)	(118)	—	—	— *	(2)
Class P	(14)	(272)	— *	(6)	(6)	(87)	(5)	(66)	(46)	(586)	(6)	(63)
Institutional Class	(152)	(3,085)	(1,364)	(25,312)	—	—	(4)	(38)	(660)	(8,343)	(3,850)	(44,989)
Administrative Class	—	—	—	—	—	—	—	—	— *	— *	—	—
Net increase (decrease) resulting from Fund share transactions	227	$4,753	(3,622)	$(74,387)	(158)	$(1,964)	(1,079)	$(11,549)	(1,099)	$(13,861)	(9,168)	$(114,249)

*	A zero balance may reflect actual balance rounding to less than one thousand.

86	Allianz Funds Semiannual Report	12.31.09

	NACM Pacific Rim				NFJ International Value				RCM Disciplined International Growth Equity
	Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	486	$5,101	1,109	$11,194	11,239	$202,694	32,895	$535,562	70	$803	233	$2,261
Class B	69	697	127	1,179	—	—	—	—	28	310	31	303
Class C	119	1,183	340	3,130	1,853	32,693	4,147	71,302	87	960	217	1,941
Class D	433	4,532	1,131	10,346	1,763	31,281	6,717	117,860	4	54	10	86
Class R	—	—	—	—	1	10	—	—	—	—	—	—
Class P	52	560	632	5,973	1,594	28,831	3,588	53,431	—	—	—	—
Institutional Class	288	3,138	1,556	13,690	5,726	101,730	14,677	245,057	70	793	162	1,476
Administrative Class	—	—	—	—	—	—	—	—	— *	— *	—	—
Issued in reinvestment of dividends and distributions:
Class A	13	138	55	494	134	2,452	1,678	23,951	27	309	23	200
Class B	— *	— *	23	190	—	—	—	—	10	106	—	—
Class C	— *	— *	34	291	10	175	493	6,954	38	424	12	109
Class D	20	218	63	560	32	583	405	5,854	3	29	1	14
Class R	—	—	—	—	— *	— *	—	—	—	—	—	—
Class P	1	12	—	—	6	118	6	91	—	—	—	—
Institutional Class	35	395	57	529	141	2,591	713	10,355	17	196	13	117
Administrative Class	—	—	—	—	—	—	—	—	— *	3	— *	2
Cost of shares redeemed:
Class A	(1,157)	(12,222)	(4,962)	(49,061)	(5,574)	(98,116)	(33,796)	(502,546)	(141)	(1,585)	(776)	(7,448)
Class B	(249)	(2,489)	(1,387)	(13,496)	—	—	—	—	(60)	(659)	(530)	(5,104)
Class C	(693)	(6,890)	(3,084)	(29,440)	(1,385)	(24,321)	(6,760)	(100,272)	(152)	(1,651)	(662)	(6,241)
Class D	(1,245)	(13,114)	(1,975)	(19,670)	(4,952)	(91,467)	(6,150)	(96,161)	(3)	(34)	(26)	(247)
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	(137)	(1,447)	(4)	(35)	(685)	(12,203)	(104)	(1,537)	—	—	—	—
Institutional Class	(358)	(3,898)	(1,363)	(13,315)	(2,492)	(43,730)	(7,700)	(118,184)	(71)	(817)	(334)	(3,453)
Administrative Class	—	—	—	—	—	—	—	—	(3)	(26)	(1)	(15)
Net increase (decrease) resulting from Fund share transactions	(2,323)	$(24,086)	(7,648)	$(77,441)	7,411	$133,321	10,809	$251,717	(76)	$(785)	(1,627)	$(15,999)

*	A zero balance may reflect actual balance rounding to less than one thousand.

12.31.09	Allianz Funds Semiannual Report	87

Notes to Financial Statements  (Cont.)

December 31, 2009

(unaudited)

	RCM Global Resources				RCM Global Small-Cap				RCM Technology
	Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009		Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	317	$4,556	602	$8,211	119	$2,285	262	$4,498	1,252	$41,371	2,259	$64,619
Class B	—	—	—	—	21	384	28	450	30	906	56	1,479
Class C	109	1,532	362	4,744	36	649	66	1,025	153	4,708	293	7,592
Class D	72	1,032	343	3,998	55	1,080	42	667	452	14,789	996	26,959
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	6	88	35	431	3	61	47	761	172	5,902	84	2,406
Institutional Class	159	2,256	381	4,788	52	1,024	133	1,952	4,519	153,360	2,838	82,333
Administrative Class	—	—	—	—	—	—	—	—	175	5,865	315	8,422
Issued in reinvestment of dividends and distributions:
Class A	—	—	44	455	—	—	— *	1	—	—	1,035	22,894
Class B	—	—	—	—	—	—	—	—	—	—	69	1,445
Class C	—	—	30	293	—	—	—	—	—	—	380	7,911
Class D	—	—	15	158	—	—	—	—	—	—	570	12,486
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	30	307	—	—	—	—	—	—	996	22,704
Administrative Class	—	—	—	—	—	—	—	—	—	—	94	2,115
Cost of shares redeemed:
Class A	(199)	(2,705)	(829)	(12,184)	(213)	(3,989)	(1,376)	(22,806)	(3,598)	(121,576)	(3,400)	(98,088)
Class B	—	—	—	—	(127)	(2,284)	(602)	(9,863)	(60)	(1,835)	(346)	(9,959)
Class C	(124)	(1,648)	(506)	(7,204)	(108)	(1,912)	(711)	(10,893)	(315)	(9,655)	(892)	(23,469)
Class D	(322)	(4,471)	(230)	(3,763)	(145)	(2,806)	(640)	(11,022)	(740)	(24,246)	(1,740)	(49,184)
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	(6)	(91)	—	—	(13)	(270)	(1)	(13)	(27)	(948)	(4)	(103)
Institutional Class	(210)	(3,015)	(126)	(1,489)	(76)	(1,472)	(334)	(5,731)	(1,362)	(45,875)	(3,180)	(96,304)
Administrative Class	—	—	—	—	—	—	—	—	(98)	(3,211)	(225)	(7,060)
Net increase (decrease) resulting from Fund share transactions	(198)	$(2,466)	151	$(1,255)	(396)	$(7,250)	(3,086)	$(50,974)	553	$19,555	198	$(20,802)

*	A zero balance may reflect actual balance rounding to less than one thousand.

88	Allianz Funds Semiannual Report	12.31.09

	RCM Wellness
	Six Months ended 12/31/2009 (Unaudited)		Year ended 6/30/2009
	Shares	Amount	Shares	Amount

Shares sold:
Class A	142	$3,215	142	$2,689
Class B	6	139	48	888
Class C	11	229	52	964
Class D	276	6,051	181	3,514
Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Issued in Reorganization:
Class A	—	—	444	8,316
Class B	—	—	171	3,037
Class C	—	—	376	6,695
Class D	—	—	4,017	75,260
Cost of shares redeemed:
Class A	(129)	(2,834)	(377)	(6,742)
Class B	(48)	(991)	(144)	(2,503)
Class C	(61)	(1,240)	(232)	(3,849)
Class D	(503)	(10,925)	(1,702)	(29,734)
Net increase (decrease) resulting from Fund share transactions	(306)	$(6,356)	2,976	$58,535

*	A zero balance may reflect actual amounts rounding to less than one thousand.

8.	LEGAL PROCEEDINGS

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and the Distributor settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of PEA Growth Fund (now OCC Growth Fund), PEA Opportunity Fund (now OCC Opportunity Fund), PEA Innovation Fund and PEA Target Fund (now OCC Target Fund). PEA, the Distributor and Allianz Global reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. Allianz Global, the Investment Adviser, PEA and the Distributor paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global, the Investment Manager, the Distributor, PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of Fund shareholders or the Funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of Allianz OCC Target Fund and one individual shareholder of Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). The Trust ceased participating in the Program effective March 16, 2009. Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action sought inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the Investment Manager’s and the Distributor believe that these matters are not likely to have a material adverse affect on the Funds or on the Investment Manager’s, the Sub-Advisers’ or the Distributor’s ability to perform their respective investment advisory or distribution services relating to the Funds.

9.	PAYMENTS FROM AFFILIATES

During the six months ended December 31, 2009, the applicable Sub-Adviser reimbursed RCM Global Resources, $14,012 ($0.005 per share) for resulting from a trading error.

RCM Technology was reimbursed by the applicable Sub-Adviser during the six months ended December 31, 2009 and the year ended June 30, 2009, $40 (less than $0.005 per share) and $17,241 ($0.0006 per share), respectively, for resulting from trading errors.

10.	SUBSEQUENT EVENT

Fund management had evaluated subsequent events following the fiscal year ended December 31, 2009 through February 23, 2010, which is the date the financial statements were issued. The subsequent events were as follows:

12.31.09	Allianz Funds Semiannual Report	89

Board Approval of Investment Advisory and Portfolio Management Agreements

(unaudited)

December 31, 2009

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include Nicholas-Applegate Capital Management LLC (“NACM”), NFJ Investment Group LLC (“NFJ”) and RCM Capital Management LLC (“RCM”) (collectively, the “Sub-Advisers”).

At an in-person meeting held in September 2009, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2010.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements.

The Board and/or the Independent Trustees (in most cases through the Board’s Contract Committee) met in person and telephonically a number of times in the months prior to the September 2009 meeting noted above, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements, as well as in October and December 2009, for the specific purpose of considering the continuation of the Funds’ administration arrangements and certain changes thereto (together, the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of the Funds’ investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by each Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage and execution practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Advisers, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers, noting that the Funds are multi-manager funds sub-advised by autonomous Sub-Advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. The Trustees also noted the complexities of overseeing the Sub-Advisers. The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Funds given current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. They took into account that the Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including any enhancements made during the past year.

90	Allianz Funds Semiannual Report	12.31.09

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account that the Adviser had, at the Board’s request, considered various alternative advisory and administrative fee arrangements for the Funds and recommended that no action be taken to fundamentally change the Funds’ current fee structure at this time but that the Adviser had agreed to the proposed continuation of the one advisory fee waiver and the Board and the Adviser had agreed to certain changes to the Trust’s administrative fee schedule and breakpoints, each as described under “Fees and Other Expenses” below.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, extent and quality sufficient for renewal of the Agreements.

FUND PERFORMANCE

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of peer mutual funds in a performance universe, as selected for that Fund by Lipper and modified to remove funds with comparability problems (e.g., a fund with fewer than $10 million in assets) or those that are not sales-force distributed. Comparisons were made over the one-, three-, five- and ten-year periods (to the extent the Fund had been in existence) ended June 30, 2009, and reviewed together with an analysis of the comparative performance information prepared by an independent consultant. In evaluating relative performance, the Trustees focused on a comparison of each Fund’s Class A share performance against performance of the Fund’s performance universe over the one-, three- and five-year periods. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. The Trustees noted that the Adviser had demonstrated on a number of occasions its willingness to change sub-advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by NACM (NACM Funds). The Trustees reviewed comparative information showing performance of the NACM Emerging Markets Opportunities, Global, International and Pacific Rim Funds against their respective performance universes. For the NACM Emerging Markets Opportunities Fund, performance was below median (in the fourth quartile) for the one-year period and below median (in the third quartile) for the three-year period, and above median for the five-year period. For the NACM Global Fund, performance was below median (in the fourth quartile) for the one-year period and was below median (in the third quartile) for the three-year period, and above median for the five-year period. For the NACM International Fund, performance was below median (in the fourth quartile) for the one- and three-year periods, and above median for the five-year period. For the NACM Pacific Rim Fund, performance was below median (in the fourth quartile) for the one-year period and above median for the three- and five-year periods.

Fund Sub-Advised by NFJ (NFJ Fund). The Trustees reviewed comparative information showing performance of the NFJ International Value Fund against its performance universe. Only one- and three-year performance information was presented for the NFJ International Value Fund because of its shorter existence and performance was below median (in the third quartile) for the one-year period and above median for the three-year period.

Funds Sub-Advised by RCM (RCM Funds). The Trustees reviewed comparative information showing performance of the RCM Disciplined International Equity, Global Resources, Global Small-Cap, Technology and Wellness Funds against their respective performance universes. For the RCM Disciplined International Equity Fund, performance was above median for the one-, three- and five-year periods. For the RCM Global Resources Fund, performance was below median (in the fourth quartile) for the one-year period and above median for the three- and five-year periods. For the RCM Global Small-Cap Fund, performance was below median (in the fourth quartile) for its performance universe for the one-, three- and five-year periods. For the RCM Technology Fund, performance was below median (in the third quartile) for the one-year period and above median for the three- and five-year periods. For the RCM Wellness Fund, performance was below median (in the fourth quartile) for the one-, three- and five-year periods.

Based on this and other information, and taking into account the proposed continuation of the one advisory fee waiver as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the Adviser’s and Sub-Advisers’ performance record and process in managing the Funds were sufficient to support continuation of the Agreements.

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper; and (vii) the results of the Adviser’s 2009 complex-wide breakpoint analysis.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to any institutional and other accounts with

12.31.09	Allianz Funds Semiannual Report	91

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2009

investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2009, six Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees considered the savings realized by shareholders under this arrangement. Following discussions with and input from the Adviser, and taking into account among other things the Adviser’s 2009 complex-wide breakpoint analysis, the Board approved changes to the Trust’s administrative fee schedule and breakpoints with the following principal features: (i) a revised administrative fee breakpoint schedule for the various Funds and share classes that applies the same schedules to particular categories of Funds (i.e., domestic, global and international Funds) and breakpoints at the same aggregate net asset levels for all share classes within each Fund category and (ii) adjustments to the contractual administrative fee base rates for particular share classes and categories of Funds, which resulted in fee increases in certain cases (including for Institutional, Administrative and Class P shares of domestic Funds) and decreases in others (including for all share classes of international Funds and for Class A, B, C, D and R shares of global Funds). The Board noted that the overall impact of the changes would be a net increase in total administrative fees paid by the Trust based on then-current asset levels, and determined that the changes were reasonable and appropriate under the circumstances, including taking into account the Adviser’s view that the changes would result in a more uniform and rational administrative fee structure for the Trust and its constituent Funds and share classes, as well as the Adviser’s intention to review and monitor the actual impact of the changes and consider possible adjustments that might be appropriate in future periods.

The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated and the Adviser’s indication that it would not be willing to outsource its provision of administrative services while continuing to provide advisory services. They also took into account the Adviser’s implementation of modified disclosure in the Funds’ prospectuses regarding administrative fees.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for two share classes (retail and institutional share classes, unless noted otherwise) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year ended June 30, 2009. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

NACM Funds. For the NACM Emerging Markets Opportunities Fund, advisory fees were below median, the total expense ratio was below median for the retail expense group and the total expense ratio was above median (in the third quartile) for the institutional expense group. For the NACM Global Fund, advisory fees were below median and the total expense ratios were below median for both the retail and institutional expense groups. For the NACM International Fund, advisory fees were below median, the total expense ratio was above median (in the third quartile) for the retail expense group and the total expense ratio was below median for the institutional expense group. For the NACM Pacific Rim Fund, advisory fees were above median (in the third quartile) and the total expense ratios were above median (in the fourth quartile) for both the retail and institutional expense groups.

NFJ Fund. For the NFJ International Value Fund, advisory fees were below median and the total expense ratios were above median (in the third quartile) for both the retail and institutional expense groups.

RCM Funds. For the RCM Disciplined International Equity Fund, advisory fees were below median and total expense ratios were below median for both the retail and institutional expense groups. For the RCM Global Small-Cap Fund, advisory fees were above median (in the fourth quartile) and total expense ratios were above median (in the fourth quartile) for both the retail and institutional expense groups. For the RCM Global Resources Fund, advisory fees were below median and the total expense ratios were below median for both the retail and institutional expense groups. For the RCM Technology Fund, advisory fees were above median (in the fourth quartile) and the total expense ratios were above median (in the fourth quartile) for both the retail and institutional expense groups. For the RCM Wellness Fund, only the retail expense group was presented because the Fund does not offer institutional class shares; advisory fees were below median and the total expense ratio was below median.

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended that the voluntary fee waiver of 5 basis points of the advisory fees of the RCM Global Small-Cap Fund be continued for a one-year period through December 31, 2010. The Trustees also noted the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, and other considerations discussed above, that the fees and expenses to be charged under the Agreements represent reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided and should be continued, taking into account revisions to the Funds’ administrative fee arrangements noted above among other factors.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2009. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability. They took into account, among other things, information and analyses of an independent consultant regarding the methodology used and the profitability information provided, and the Adviser’s willingness to continue to consider

92	Allianz Funds Semiannual Report	12.31.09

refinements and enhancements to its allocation methodologies used to estimate profitability. The Trustees also considered information from the Adviser indicating that its estimated profitability in 2009 was considerably lower than that in 2008 due to significant declines in the Funds’ assets under management resulting in part from declining market conditions since the end of the 2008 fiscal year.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), as well as reputational and other “fall-out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that the fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline, such as was the case during the 2009 fiscal year. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale or efficiencies with fund shareholders and in this context took into account the changes to the Trust’s administrative fee schedule and breakpoints discussed above. The Trustees also noted that the Adviser had reported that as of June 30, 2009, six Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of any economies of scale or efficiencies between Fund shareholders and the Adviser at the present time.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Funds and their shareholders, and should be approved.

12.31.09	Allianz Funds Semiannual Report	93

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Advisers

Nicholas-Applegate Capital Management LLC

NFJ Investment Group LLC

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services-Midwest, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion hereon.

For Account Information

Contact your financial advisor, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107. For Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors, the asset management subsidiary of Allianz SE, has more than $1 trillion under management for our clients worldwide.1 Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management[2]	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

■ Allianz Global Investors Solutions	■ Allianz Global Investors Advisory GmbH

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 9/30/09.

2 Cadence Capital Management is an independently owned investment firm.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds, the Allianz Multi-Strategy Funds and the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds, the Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2010. For information about any product, contact your financial advisor.

AZ015SA_28194

Allianz Funds Semiannual Report

DECEMBER 31, 2009

Allianz NFJ Renaissance Fund

Share Classes

Institutional

Administrative

Contents

President’s Letter	1

Fund Summary	2–4

Important Fund Information	5–6

Schedule of Investments	7–10

Statement of Assets and Liabilities	11

Statement of Operations	12

Statement of Changes in Net Assets	13

Financial Highlights	14-27

Notes to Financial Statements	28-36

Board Approval of Investment Advisory and Portfolio Management Agreements	37-43

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

A Word About Risk:  Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to the Fund’s prospectus for complete details.

President’s Letter

Dear Shareholder:

Please find enclosed the semiannual report for Allianz NFJ Renaissance Fund (the “Fund”) for the fiscal six-month period ended December 31, 2009.

U.S. stocks advanced steadily through the six-month reporting period continuing a solid rally that began in March and led to double-digit gains for most classes of stocks for 2009. Growth and value stocks, large-caps and small-caps, and stock averages in every sector advanced as government-supplied liquidity worldwide restored financial markets and contributed to a widespread recovery in the prices of financial assets. The Standard & Poor’s 500 Index of U.S. stocks returned 22.59% for the six-month reporting period. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, returned 23.03%. Its counterpart, the Russell 1000 Value Index, posted a 23.23% return. Small-cap stocks, as represented by the Russell 2000 Index, returned 23.90% during the six-month period ended December 31, 2009.

The Federal Reserve held benchmark interest rates to a low target range of 0% to 0.25% and pursued other initiatives designed to inject liquidity into the financial system. Under its policy of “quantitative easing,” the U.S. monetary authority purchased large amounts of securities (such as mortgage-backed securities and U.S. Treasuries) from commercial banks to encourage lending to consumers and businesses.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107 (Class A, B, C, D and R shares) or 1-800-498-5413 (Institutional and Administrative shares). In addition, a wide range of information and resources is available on our Website at: www.allianzinvestors.com.

Thank you for the confidence you have placed in us. We look forward to continuing to serve your investment needs.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 18, 2010

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

12.31.09	NFJ Renaissance Fund Semiannual Report	1

Allianz NFJ Renaissance Fund

Portfolio Insights

•

Allianz NFJ Renaissance Fund seeks to provide long-term growth of capital and income by normally investing primarily in common stocks of companies that the portfolio managers believe are trading at attractive valuations. Although the Fund typically invests in companies with small to medium market capitalizations (between $1 billion and $15 billion), it may invest in companies in any capitalization range. The Fund normally invests a significant portion of its assets in common stocks of companies that the portfolio managers expect will generate income (for example, by paying dividends).

•

The Fund delivered strong results during the reporting period, yet underperformed its benchmark the Russell Midcap Value Index. In absolute terms, the Fund’s exposure to holdings in the industrials and utilities sectors contributed significantly to gains. Relative to its benchmark, stock selection decisions in the consumer discretionary and financial sectors detracted from performance. Selections among health care and utilities companies benefited performance compared to its benchmark.

•

U.S. stocks advanced through the reporting period, extending a rally that began in March 2009 and brought an 18-month bear market to an end. Government supplied liquidity served to buoy prices of financial assets and among mid-cap value stocks rebounding financials and consumer discretionary stocks led the market advance.

•

In financials, the Fund’s underweighting position in rebounding insurance, banking and capital markets companies contributed to underperformance as did the Fund’s holdings in global insurance broker Willis Group. The company’s shares delivered modest returns despite reporting solid earnings improvements during the reporting period resulting from organic growth.

•

Within the consumer discretionary sector, the Fund’s underweighting position in specific broadcasters’ and newspaper publishers’ stocks contributed to underperformance. The Fund’s position in technical publisher McGraw-Hill also detracted as the company’s shares fell early during the reporting period on continued weakness in educational and media operations as well as a ruling that its financial information subsidiary, Standard & Poor’s, must face fraud charges over certain security ratings.

•

In the healthcare sector, Fund holdings in data services, pharmaceuticals distribution, managed care and medical devices companies all advanced on fundamental improvements. Shares of healthcare data company IMS Health rose sharply on news of its pending acquisition by a pair of private-equity firms. Drug-distribution company AmerisourceBergen saw its stock rise when management raised earnings guidance based on sales growth.

Sector Breakdown as of 12/31/09*

Oil, Gas & Consumable Fuels	10.6%
Insurance	6.9%
Food Products	5.4%
Multi-Utilities	5.4%
Health Care Providers & Services	4.5%
Chemicals	4.0%
Real Estate Investment Trust	3.9%
Energy Equipment & Services	3.8%
Other	54.0%
Cash & Equivalents-Net	1.5%
*	% of net assets as of December 31, 2009

2	NFJ Renaissance Fund Semiannual Report	12.31.09

Average Annual Total Return for the period ended December 31, 2009

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (04/18/88)
Allianz NFJ Renaissance Fund Class A	25.12%	33.57%	–1.81%	7.34%	10.88%
Allianz NFJ Renaissance Fund Class A (adjusted)	18.24%	26.22%	–2.92%	6.73%	10.59%
Allianz NFJ Renaissance Fund Class B	24.60%	32.56%	–2.55%	6.78%	10.61%
Allianz NFJ Renaissance Fund Class B (adjusted)	19.60%	27.56%	–2.76%	6.78%	10.61%
Allianz NFJ Renaissance Fund Class C	24.68%	32.63%	–2.54%	6.54%	10.05%
Allianz NFJ Renaissance Fund Class C (adjusted)	23.68%	31.63%	–2.54%	6.54%	10.05%
Allianz NFJ Renaissance Fund Class D	25.15%	33.54%	–1.82%	7.34%	10.89%
Allianz NFJ Renaissance Fund Class R	25.07%	33.34%	–2.05%	7.02%	10.52%
Allianz NFJ Renaissance Fund Institutional Class	25.33%	34.09%	–1.43%	7.76%	11.28%
Allianz NFJ Renaissance Fund Administrative Class	25.20%	33.81%	–1.67%	7.53%	11.04%
Russell Midcap Value Index**	30.05%	34.21%	1.98%	7.58%	11.27%
Lipper Multi-Cap Core Funds Average	22.64%	32.00%	0.90%	1.45%	9.14%

† The Fund commenced operations on 04/18/88. Lipper comparisons began on 04/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 5 and 6 for more information. The Fund’s gross expense ratios are 1.27% for Class A shares, 2.02% for Class B shares, 2.02% for Class C shares, 1.27% for Class D shares, 1.52% for Class R shares, 0.92% for Institutional Class shares and 1.17% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/09, and as supplemented to date.

* Cumulative return

** The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. It is not possible to invest directly in an index.

Cumulative Returns Through December 31, 2009

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

12.31.09	NFJ Renaissance Fund Semiannual Report	3

Allianz NFJ Renaissance Fund (Cont.)

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,251.20	$1,246.00	$1,246.80	$1,251.50	$1,250.70	$1,253.30	$1,252.00
Expenses Paid During Period	$7.15	$11.38	$11.38	$7.15	$8.57	$5.00	$6.41

Shareholder Expense Example	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,018.85	$1,015.07	$1,015.07	$1,018.85	$1,017.59	$1,020.77	$1,019.51
Expenses Paid During Period	$6.41	$10.21	$10.21	$6.41	$7.68	$4.48	$5.75

For each class of the Fund, expenses are equal to the expense ratio for the class (1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.26% for Class D, 1.51% for Class R, 0.88% for Institutional Class and 1.13% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4	NFJ Renaissance Fund Semiannual Report	12.31.09

Important Fund Information

On June 8, 2009, the Allianz NFJ Renaissance Fund (the “Fund”) changed its name from the Allianz OCC Renaissance Fund (the “Predecessor Fund”) to its current name. The inception date on the Fund Summary page is the inception date of the Predecessor Fund’s oldest share class or classes. The oldest share class for NFJ Renaissance Fund is Class C, which was first offered in 4/88. The Fund’s Class A/B/C/D/R/Institutional and Administrative performance prior to the name change is the historical performance of the Predecessor Fund’s Class C performance, adjusted to reflect the fees and expenses of each current class. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Prior to June 8, 2009, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown under its current investment management arrangements.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) that declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

As of November 1, 2009, Class B shares of Allianz Funds were no longer available for purchase, except through exchanges and dividend reinvestment.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Fund’s Investment Manager and Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Fund. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for the Fund and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of the Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http:// www.sec.gov. A copy of the Fund’s Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-888- 877-4626. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example, which appears on the Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Fund.

12.31.09	NFJ Renaissance Fund Semiannual Report	5

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period as indicated and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information under this heading, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

All the information on the Fund Summary pages, including Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries, is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105. www.allianzinvestors.com, 1-888-877-4626.

6	NFJ Renaissance Fund Semiannual Report	12.31.09

Schedule of Investments NFJ Renaissance Fund	(unaudited) December 31, 2009

	SHARES	VALUE (000S)

COMMON STOCK—98.5%

AEROSPACE & DEFENSE—3.3%
Goodrich Corp.	140,900	$9,053
L-3 Communications Holdings, Inc.	102,200	8,886
Rockwell Collins, Inc.	159,700	8,841

		26,780

AIRLINES—1.3%
Lan Airlines S.A. ADR	621,300	10,357

BEVERAGES—3.0%
Brown-Forman Corp., Class B	162,400	8,700
Coca-Cola Enterprises, Inc.	392,700	8,325
Molson Coors Brewing Co., Class B	167,300	7,555

		24,580

CAPITAL MARKETS—1.0%
Federated Investors, Inc., Class B	299,600	8,239

CHEMICALS—4.0%
Agrium, Inc.	144,800	8,905
FMC Corp.	145,900	8,135
Lubrizol Corp.	115,000	8,389
Terra Industries, Inc.	229,500	7,388

		32,817

COMMERCIAL SERVICES & SUPPLIES—2.9%
Cintas Corp.	264,700	6,895
Pitney Bowes, Inc.	323,200	7,356
Waste Management, Inc.	266,900	9,024

		23,275

COMMUNICATIONS EQUIPMENT—1.2%
Harris Corp.	207,800	9,881

CONSTRUCTION & ENGINEERING—1.6%
Fluor Corp.	137,000	6,171
KBR, Inc.	344,700	6,549

		12,720

CONTAINERS & PACKAGING—2.2%
Ball Corp.	171,700	8,877
Silgan Holdings, Inc.	159,000	9,203

		18,080

DISTRIBUTORS—1.0%
Genuine Parts, Co.	210,400	7,987

DIVERSIFIED TELECOMMUNICATION SERVICES—1.1%
CenturyTel, Inc.	250,667	9,077

ELECTRIC UTILITIES—3.2%
American Electric Power Co., Inc.	255,000	8,871
DPL, Inc.	301,000	8,308
Edison International	245,600	8,542

		25,721

Semiannual Report	December 31, 2009	7

Schedule of Investments NFJ Renaissance Fund (Cont.)

	SHARES	VALUE (000S)

ENERGY EQUIPMENT & SERVICES—3.8%
Diamond Offshore Drilling, Inc.	81,900	$8,061
Ensco International PLC ADR	173,000	6,910
Noble Corp.	207,000	8,425
Tidewater, Inc.	149,500	7,168

		30,564

FOOD & DRUG RETAILING—1.6%
Safeway, Inc.	356,500	7,590
SUPERVALU, Inc.	450,700	5,728

		13,318

FOOD PRODUCTS—5.4%
Campbell Soup Co.	259,700	8,778
ConAgra Foods, Inc.	388,600	8,957
JM Smucker Co.	141,500	8,738
McCormick & Co., Inc.	243,300	8,790
Sara Lee Corp.	705,900	8,598

		43,861

GAS UTILITIES—2.2%
Energen Corp.	186,400	8,723
Oneok, Inc.	198,200	8,834

		17,557

HEALTH CARE EQUIPMENT & SUPPLIES—1.1%
Smith & Nephew PLC ADR	172,800	8,856

HEALTH CARE PROVIDERS & SERVICES—4.5%
AmerisourceBergen Corp.	403,400	10,517
CIGNA Corp.	226,600	7,992
Fresenius Medical Care AG & Co KGaA ADR	174,900	9,272
McKesson Corp.	141,300	8,831

		36,612

HEALTH CARE TECHNOLOGY—1.0%
IMS Health, Inc.	378,400	7,969

HOTELS, RESTAURANTS & LEISURE—0.9%
Darden Restaurants, Inc.	219,400	7,694

HOUSEHOLD PRODUCTS—1.1%
Clorox Co.	140,300	8,558

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.1%
Constellation Energy Group, Inc.	247,700	8,712

INDUSTRIAL CONGLOMERATES—1.1%
Tyco International Ltd.	243,800	8,699

INSURANCE—6.9%
AON Corp.	204,100	7,825
Axis Capital Holdings Ltd.	273,400	7,767
HCC Insurance Holdings, Inc.	299,200	8,369

8	Allianz NFJ Renaissance Fund

(unaudited) December 31, 2009

	SHARES	VALUE (000S)

Loews Corp.	242,100	$8,800
Reinsurance Group of America, Inc.	179,600	8,558
Unum Group	381,900	7,455
Willis Group Holdings Ltd.	269,300	7,104

		55,878

IT SERVICES—2.1%
Broadridge Financial Solutions, Inc.	371,200	8,374
Total System Services, Inc.	522,500	9,024

		17,398

LEISURE EQUIPMENT & PRODUCTS—1.0%
Hasbro, Inc.	258,700	8,294

MACHINERY—0.9%
Flowserve Corp.	77,300	7,307

MEDIA—3.2%
McGraw-Hill Cos., Inc.	236,600	7,928
Omnicom Group, Inc.	233,500	9,142
Pearson PLC ADR	614,500	8,824

		25,894

METALS & MINING—3.1%
Compass Minerals International, Inc.	128,700	8,647
Kinross Gold Corp.	408,500	7,517
Yamana Gold, Inc.	833,500	9,485

		25,649

MULTILINE RETAIL—0.9%
Family Dollar Stores, Inc.	269,600	7,503

MULTI-UTILITIES—5.4%
Alliant Energy Corp.	285,100	8,627
Ameren Corp.	292,400	8,173
Centerpoint Energy, Inc.	592,100	8,591
CMS Energy Corp.	605,800	9,487
Sempra Energy	157,500	8,817

		43,695

OIL, GAS & CONSUMABLE FUELS—10.6%
El Paso Corp.	734,200	7,217
Enbridge Energy Partners L.P.	168,900	9,068
Energy Transfer Partners L.P.	174,500	7,847
Enterprise Products Partners L.P.	280,000	8,795
EXCO Resources, Inc.	404,600	8,590
Linn Energy LLC, UNIT	373,300	10,407
Murphy Oil Corp.	130,900	7,095
Nexen, Inc.	357,500	8,555
ONEOK Partners L.P.	154,300	9,613
Plains All American Pipeline L.P.	172,500	9,117

		86,304

Semiannual Report	December 31, 2009	9

Schedule of Investments NFJ Renaissance Fund (Cont.)

	SHARES	VALUE (000S)

REAL ESTATE INVESTMENT TRUST—3.9%
Chimera Investment Corp.	1,963,900	$7,620
HCP, Inc.	273,400	8,349
Liberty Property Trust	236,700	7,577
Plum Creek Timber Co., Inc.	227,700	8,598

		32,144

ROAD & RAIL—2.4%
Canadian Pacific Railway Ltd.	177,500	9,585
CSX Corp.	211,900	10,275

		19,860

SOFTWARE—1.0%
CA, Inc.	345,400	7,758

SPECIALIZED CONSUMER SERVICES—2.2%
H&R Block, Inc.	416,100	9,412
Weight Watchers International, Inc.	288,700	8,419

		17,831

SPECIALTY RETAIL—1.0%
TJX Cos., Inc.	226,000	8,260

TEXTILES, APPAREL & LUXURY GOODS—1.0%
V.F. Corp.	112,100	8,210

TOBACCO—2.2%
Lorillard, Inc.	113,900	9,138
Reynolds American, Inc.	161,200	8,539

		17,677

WATER UTILITIES—1.1%
American Water Works Co., Inc.	416,900	9,343

Total Common Stock (cost—$676,114)		800,919

	PRINCIPAL AMOUNT (000S)

REPURCHASE AGREEMENT—2.3%
State Street Bank & Trust Co., dated 12/31/09, 0.005%, due 1/4/10, proceeds $19,091; collateralized by Fannie Mae, 6.625% due 11/15/10, valued at $6,163 including accrued interest and Federal Home Loan Bank, 0.95%, due 11/30/10, valued at $13,311 including accrued interest (cost—$19,091)	$19,091	19,091

Total Investments (cost—$695,205)—100.8%		820,010

Liabilities in excess of other assets—(0.8)%		(6,616)

Net Assets—100.0%		$813,394

Glossary:

ADR—American Depositary Receipt

UNIT—More than one class of securities traded together.

10	NFJ Renaissance Fund Semiannual Report	12.31.09	See Accompanying Notes to Financial Statements

Statement of Assets and Liabilities	December 31, 2009 (unaudited)

Amounts in thousands, except per share amounts
Assets:
Investments, at value (cost - $695,205)	$820,010
Receivable for Fund shares sold	158
Dividends and interest receivable (net of foreign taxes)	1,825
Investments in Affiliated Funds - Trustee Deferred Compensation Plan (see Note 3)	125
Total Assets	822,118

Liabilities:
Payable for Fund shares redeemed	7,489
Investment advisory fees payable	417
Administration fees payable	275
Distribution fees payable	251
Servicing fees payable	167
Trustee Deferred Compensation Plan payable (see Note 3)	125
Total Liabilities	8,724
Net Assets	$813,394

Net Assets Consist of:
Paid-in-capital	$1,165,340
Undistributed net investment income	2,710
Accumulated net realized loss on investments	(479,461)
Net unrealized appreciation of investments	124,805
Net Assets	$813,394

Net Assets:
Class A	$377,817
Class B	151,347
Class C	235,058
Class D	8,136
Class R	15,625
Institutional Class	17,099
Administrative Class	8,312
Shares Issued and Outstanding:
Class A	27,295
Class B	12,477
Class C	19,708
Class D	583
Class R	1,268
Institutional Class	1,176
Administrative Class	587
Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class A	$13.84
Class B	12.13
Class C	11.93
Class D	13.95
Class R	12.33
Institutional Class	14.53
Administrative Class	14.17

See Accompanying Notes to Financial Statements	12.31.09	NFJ Renaissance Fund Semiannual Report	11

Statement of Operations

Six Months ended December 31, 2009 (unaudited) Amounts in thousands
Investment Income:
Interest	$4
Dividends (net of foreign withholding taxes of $48)	14,224
Total Income	14,228

Expenses:
Investment advisory fees	2,390
Administration fees	1,573
Distribution fees - Class B	561
Distribution fees - Class C	862
Distribution fees - Class R	19
Servicing fees - Class A	453
Servicing fees - Class B	187
Servicing fees - Class C	287
Servicing fees - Class D	13
Servicing fees - Class R	19
Distribution and/or servicing fees - Administrative Class	14
Trustees’ fees	43
Miscellaneous expense	1
Total Expenses	6,422

Net Investment Income	7,806

Realized and Change in Unrealized Gain:
Net realized gain on:
Investments	15,346
Foreign currency transactions	2
Net change in unrealized appreciation/depreciation of investments	150,612
Net Realized and Change in Unrealized Gain	165,960

Net Increase in Net Assets Resulting from Investment Operations	$173,766

12	NFJ Renaissance Fund Semiannual Report	12.31.09	See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets

Amounts in thousands	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009
Increase (Decrease) in Net Assets from:
Investment Operations:
Net investment income	$7,806	$9,415
Net realized gain (loss) on investments, capital contribution from affiliate, options written and foreign currency transactions	15,348	(405,471)
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	150,612	12,122
Net increase (decrease) resulting from investment operations	173,766	(383,934)
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(5,279)	(5,859)
Class B	(1,459)	(642)
Class C	(2,454)	(1,886)
Class D	(136)	(157)
Class R	(225)	(250)
Institutional Class	(265)	(443)
Administrative Class	(193)	(183)
Net realized capital gains
Class A	—	(41)
Class B	—	(23)
Class C	—	(32)
Class D	—	(1)
Class R	—	(2)
Institutional Class	—	(3)
Administrative Class	—	(2)
Total Dividends and Distributions to Shareholders	(10,011)	(9,524)
Fund Share Transactions:
Net proceeds from the sale of Fund shares	32,123	94,791
Issued in reinvestment of dividends and distributions	8,548	8,119
Cost of shares redeemed	(117,163)	(351,777)
Net decrease from Fund share transactions	(76,492)	(248,867)
Redemption Fees	—	1
Total Increase (Decrease) in Net Assets	87,263	(642,324)
Net Assets:
Beginning of period	726,131	1,368,455
End of period*	$813,394	$726,131
* Including undistributed net investment income of:	$2,710	$4,915

See Accompanying Notes to Financial Statements	12.31.09	NFJ Renaissance Fund Semiannual Report	13

Financial Highlights

Class A

Per Share Data for the Periods Ended:	12/31/2009†	6/30/2009

Net Asset Value Beginning of Period	$11.22	$15.92
Investment Operations:
Net Investment Income(a)	0.15	0.17
Net Realized and Change in Unrealized Gain (Loss) on investments, capital contribution from affiliate, options written and foreign currency transactions(a)	2.67	(4.68)
Total from Investment Operations	2.82	(4.51)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.20)	(0.19)
Net Realized Capital Gains	—	—	(b)
Total Dividends and Distributions	(0.20)	(0.19)
Fund Redemption Fees(a)	—	—	(b)
Net Asset Value End of Period	$13.84	$11.22	(h)
Total Return(i)	25.12%	(28.22	)%(h)
Net Assets End of Period (000s)	$377,817	$324,938
Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	1.26%*	1.21%
Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	1.26%*	1.22%
Ratio of Net Investment Income to Average Net Assets	2.31%*	1.46%
Portfolio Turnover Rate	13%	201%

†	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding .
(b)	Less than $0.01 per share.
(c)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 1.25%.
(d)	Effective April 1, 2005, the Administration Fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(e)	Repayments by the Investment Manager increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the Investment Manager had not made repayments, end of period net asset value and total return would have been $24.28 and (1.72)%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $21.55 and 6.14%, respectively.

14	NFJ Renaissance Fund Semiannual Report	12.31.09	See Accompanying Notes to Financial Statements

6/30/2008		6/30/2007		6/30/2006		6/30/2005

$22.53		$21.58		$24.30		$24.71

0.15		0.07		0.06		—

(2.56)		4.04		1.45		(0.41)
(2.41)		4.11		1.51		(0.41)

(0.04)		—		—		—
(4.16)		(3.16)		(4.23)		—
(4.20)		(3.16)		(4.23)		—
—	(b)	—	(b)	—	(b)	—	(b)
$15.92		$22.53		$21.58	(f)	$24.30	(e)
(12.94)%		20.30%		6.28	%(f)	(1.66	)%(e)
$536,274		$757,708		$946,613		$1,976,127
1.19	%(g)	1.23	%(g)	1.25%		1.23	%(c)(d)
1.19	%(g)	1.23	%(g)	1.25%		1.23	%(c)(d)
0.78%		0.32%		0.28%		0.01%
82%		112%		85%		101%

(g)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(h)	Capital contribution from Affiliate increased the end of period net asset value by $0.20 and total return by 1.28%. If the Affiliate had not made payments, end of period net asset value and total return would have been $11.02 and (29.50)%, respectively.
(i)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.

See Accompanying Notes to Financial Statements	12.31.09	NFJ Renaissance Fund Semiannual Report	15

Financial Highlights  (Cont.)

Class B

Per Share Data for the Periods Ended:	12/31/2009†	6/30/2009

Net Asset Value Beginning of Period	$9.83	$13.85
Investment Operations:
Net Investment Income (Loss)(a)	0.09	0.07
Net Realized and Change in Unrealized Gain (Loss) on investments, capital contribution from affiliate, options written and foreign currency transactions(a)	2.33	(4.05)
Total from Investment Operations	2.42	(3.98)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.12)	(0.04)
Net Realized Capital Gains	—	—	(b)
Total Dividends and Distributions	(0.12)	(0.04)
Fund Redemption Fees(a)	—	—	(b)
Net Asset Value End of Period	$12.13	$9.83	(h)
Total Return(i)	24.60%	(28.72	)%(h)
Net Assets End of Period (000s)	$151,347	$137,480
Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	2.01%*	1.96%
Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	2.01%*	1.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.55%*	0.69%
Portfolio Turnover Rate	13%	201%

†	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding.
(b)	Less than $0.01 per share.
(c)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(d)	Effective April 1, 2005, the Administration Fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(e)	Repayments by the Investment Manager increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Investment Manager had not made repayments, end of period net asset value and total return would have been $22.78 and (2.42)%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $19.80 and 5.38%, respectively.

16	NFJ Renaissance Fund Semiannual Report	12.31.09	See Accompanying Notes to Financial Statements

6/30/2008		6/30/2007		6/30/2006		6/30/2005

$20.25		$19.83		$22.80		$23.35

—	(b)	(0.08)		(0.10)		(0.17)

(2.24)		3.66		1.36		(0.38)
(2.24)		3.58		1.26		(0.55)

—	(b)	—		—		—
(4.16)		(3.16)		(4.23)		—
(4.16)		(3.16)		(4.23)		—
—	(b)	—	(b)	—	(b)	—	(b)
$13.85		$20.25		$19.83	(f)	$22.80	(e)
(13.60)%		19.34%		5.53	%(f)	(2.35	)%(e)
$328,870		$581,822		$718,005		$1,082,660
1.94	%(g)	1.98	%(g)	2.00%		1.98	%(c)(d)
1.94	%(g)	1.98	%(g)	2.00%		1.98	%(c)(d)
0.01%		(0.43)%		(0.46)%		(0.74)%
82%		112%		85%		101%

(g)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(h)	Capital contribution from Affiliate increased the end of period net asset value by $0.18 and total return by 1.31%. If the Affiliate had not made payments, end of period net asset value and total return would have been $9.65 and (30.03)%, respectively.
(i)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.

See Accompanying Notes to Financial Statements	12.31.09	NFJ Renaissance Fund Semiannual Report	17

Financial Highlights  (Cont.)

Class C

Per Share Data for the Periods Ended:	12/31/2009†	6/30/2009

Net Asset Value Beginning of Period	$9.67	$13.69
Investment Operations:
Net Investment Income (Loss)(a)	0.09	0.07
Net Realized and Change in Unrealized Gain (Loss) on investments, capital contribution from affiliate, options written and foreign currency transactions(a)	2.29	(4.01)
Total from Investment Operations	2.38	(3.94)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.12)	(0.08)
Net Realized Capital Gains	—	—	(b)
Total Dividends and Distributions	(0.12)	(0.08)
Fund Redemption Fees(a)	—	—	(b)
Net Asset Value End of Period	$11.93	$9.67	(h)
Total Return(i)	24.68%	(28.74	)%(h)
Net Assets End of Period (000s)	$235,058	$207,823
Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	2.01%*	1.96%
Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	2.01%*	1.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.56%*	0.71%
Portfolio Turnover Rate	13%	201%

†	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding.
(b)	Less than $0.01 per share.
(c)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(d)	Effective April 1, 2005, the Administration Fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(e)	Repayments by the Investment Manager increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Investment Manager had not made repayments, end of period net asset value and total return would have been $22.64 and (2.44)%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $19.64 and 5.32%, respectively.

18	NFJ Renaissance Fund Semiannual Report	12.31.09	See Accompanying Notes to Financial Statements

6/30/2008		6/30/2007		6/30/2006		6/30/2005

$20.06		$19.67		$22.66		$23.21

—	(b)	(0.08)		(0.10)		(0.17)

(2.21)		3.63		1.34		(0.38)
(2.21)		3.55		1.24		(0.55)

—	(b)	—		—		—
(4.16)		(3.16)		(4.23)		—
(4.16)		(3.16)		(4.23)		—
—	(b)	—	(b)	—	(b)	—	(b)
$13.69		$20.06		$19.67	(f)	$22.66	(e)
(13.62)%		19.40%		5.47	%(f)	(2.37	)%(e)
$389,634		$621,339		$752,734		$1,331,633
1.94	%(g)	1.98	%(g)	2.00%		1.98	%(c)(d)
1.94	%(g)	1.98	%(g)	2.00%		1.98	%(c)(d)
0.02%		(0.43)%		(0.46)%		(0.74)%
82%		112%		85%		101%

(g)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(h)	Capital contribution from Affiliate increased the end of period net asset value by $0.17 and total return by 1.25%. If the Affiliate had not made payments, end of period net asset value and total return would have been $9.50 and (29.99)%, respectively.
(i)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.

See Accompanying Notes to Financial Statements	12.31.09	NFJ Renaissance Fund Semiannual Report	19

Financial Highlights  (Cont.)

Class D

Per Share Data for the Periods Ended:	12/31/2009†	6/30/2009

Net Asset Value Beginning of Period	$11.30	$15.99
Investment Operations:
Net Investment Income (Loss)(a)	0.15	0.17
Net Realized and Change in Unrealized Gain (Loss) on investments, capital contribution from affiliate, options written and foreign currency transactions(a)	2.69	(4.70)
Total from Investment Operations	2.84	(4.53)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.19)	(0.16)
Net Realized Capital Gains	—	—	(b)
Total Dividends and Distributions	(0.19)	(0.16)
Fund Redemption Fees(a)	—	—	(b)
Net Asset Value End of Period	$13.95	$11.30	(g)
Total Return(h)	25.15%	(28.22	)%(g)
Net Assets End of Period (000s)	$8,136	$9,093
Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	1.26%*	1.21%
Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	1.26%*	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.28%*	1.46%
Portfolio Turnover Rate	13%	201%

†	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration fee was reduced by 0.10%.
(d)	Repayments by the Investment Manager increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Investment Manager had not made repayments, end of period net asset value and total return would have been $24.35 and (1.72)%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $21.62 and 6.12%, respectively.
(f)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(g)	Capital contribution from Affiliate increased the end of period net asset value by $0.20 and total return by 1.27%. If the Affiliate had not made payments, end of period net asset value and total return would have been $11.10 and (29.49)%, respectively.
(h)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.

20	NFJ Renaissance Fund Semiannual Report	12.31.09	See Accompanying Notes to Financial Statements

6/30/2008		6/30/2007		6/30/2006		6/30/2005

$22.61		$21.65		$24.37		$24.78

0.15		0.07		0.06		(0.01)

(2.57)		4.05		1.45		(0.40)
(2.42)		4.12		1.51		(0.41)

(0.04)		—		—		—
(4.16)		(3.16)		(4.23)		—
(4.20)		(3.16)		(4.23)		—
—	(b)	—	(b)	—	(b)	—
$15.99		$22.61		$21.65	(e)	$24.37	(d)
(12.97)%		20.32%		6.26	%(e)	(1.65	)%(d)
$19,396		$33,563		$46,918		$117,972
1.19	%(f)	1.23	%(f)	1.25%		1.26	%(c)
1.19	%(f)	1.23	%(f)	1.25%		1.26	%(c)
0.77%		0.33%		0.27%		(0.05)%
82%		112%		85%		101%

See Accompanying Notes to Financial Statements	12.31.09	NFJ Renaissance Fund Semiannual Report	21

Financial Highlights  (Cont.)

Class R

Per Share Data for the Periods Ended:	12/31/2009†	6/30/2009

Net Asset Value Beginning of Period	$10.00	$14.21
Investment Operations:
Net Investment Income (Loss)(a)	0.12	0.13
Net Realized and Change in Unrealized Gain (Loss) on investments, capital contribution from affiliate, options written and foreign currency transactions(a)	2.38	(4.18)
Total from Investment Operations	2.50	(4.05)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.17)	(0.16)
Net Realized Capital Gains	—	—	(b)
Total Dividends and Distributions	(0.17)	(0.16)
Fund Redemption Fees(a)	—	—	(b)
Net Asset Value End of Period	$12.33	$10.00	(g)
Total Return(h)	25.07%	(28.41	)%(g)
Net Assets End of Period (000s)	$15,625	$14,099
Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	1.51%*	1.46%
Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	1.51%*	1.47%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.06%*	1.21%
Portfolio Turnover Rate	13%	201%

†	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Repayments by the Investment Manager increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the Investment Manager had not made repayments, end of period net asset value and total return would have been $22.87 and (2.02)%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $19.99 and 5.88%, respectively.
(f)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(g)	Capital contribution from Affiliate increased the end of period net asset value by $0.18 and total return by 1.28%. If the Affiliate had not made payments, end of period net asset value and total return would have been $9.82 and (29.69)%, respectively.
(h)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.

22	NFJ Renaissance Fund Semiannual Report	12.31.09	See Accompanying Notes to Financial Statements

6/30/2008		6/30/2007		6/30/2006		6/30/2005

$20.60		$20.02		$22.88		$23.34

0.09		0.01		0.01		(0.07)

(2.29)		3.73		1.36		(0.39)
(2.20)		3.74		1.37		(0.46)

(0.03)		—		—		—
(4.16)		(3.16)		(4.23)		—
(4.19)		(3.16)		(4.23)		—
—	(b)	—	(b)	—	(b)	—
$14.21		$20.60		$20.02	(e)	$22.88	(d)
(13.19)%		20.06%		6.03	%(e)	(1.97	)%(d)
$25,561		$33,816		$37,856		$45,502
1.44	%(f)	1.48	%(f)	1.50%		1.56	%(c)
1.44	%(f)	1.48	%(f)	1.50%		1.56	%(c)
0.54%		0.07%		0.05%		(0.28)%
82%		112%		85%		101%

See Accompanying Notes to Financial Statements	12.31.09	NFJ Renaissance Fund Semiannual Report	23

Financial Highlights  (Cont.)

Institutional Class

Per Share Data for the Periods Ended:	12/31/2009†	6/30/2009

Net Asset Value Beginning of Period	$11.78	$16.72
Investment Operations:
Net Investment Income(a)	0.18	0.22
Net Realized and Change in Unrealized Gain (Loss) on investments, capital contribution from affiliate, options written and foreign currency transactions(a)	2.80	(4.91)
Total from Investment Operations	2.98	(4.69)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.23)	(0.25)
Net Realized Capital Gains	—	—	(b)
Total Dividends and Distributions	(0.23)	(0.25)
Fund Redemption Fees(a)	—	—	(b)
Net Asset Value End of Period	$14.53	$11.78	(f)
Total Return(g)	25.33%	(27.90	)%(f)
Net Assets End of Period (000s)	$17,099	$22,898
Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	0.88%*	0.81%
Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	0.88%*	0.82%
Ratio of Net Investment Income to Average Net Assets	2.73%*	1.86%
Portfolio Turnover Rate	13%	201%

†	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding.
(b)	Less than $0.01 per share.
(c)	Repayments by the Investment Manager increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Investment Manager had not made repayments, end of period net asset value and total return would have been $24.76 and (1.34)%, respectively.
(d)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $22.16 and 6.59%, respectively.
(e)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(f)	Capital contribution from Affiliate increased the end of period net asset value by $0.20 and total return by 1.23%. If the Affiliate had not made payments, end of period net asset value and total return would have been $11.58 and (29.13)%, respectively.
(g)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.

24	NFJ Renaissance Fund Semiannual Report	12.31.09	See Accompanying Notes to Financial Statements

6/30/2008		6/30/2007		6/30/2006		6/30/2005

$23.35		$22.19		$24.78		$25.10

0.24		0.16		0.16		0.09

(2.68)		4.16		1.48		(0.41)
(2.44)		4.32		1.64		(0.32)

(0.03)		—		—		—
(4.16)		(3.16)		(4.23)		—
(4.19)		(3.16)		(4.23)		—
—	(b)	—	(b)	—	(b)	—
$16.72		$23.35		$22.19	(d)	$24.78	(c)
(12.60)%		20.77%		6.73	%(d)	(1.27	)%(c)
$27,970		$57,350		$51,569		$149,294
0.79	%(e)	0.83	%(e)	0.86%		0.86%
0.79	%(e)	0.83	%(e)	0.86%		0.86%
1.16%		0.73%		0.66%		0.38%
82%		112%		85%		101%

See Accompanying Notes to Financial Statements	12.31.09	NFJ Renaissance Fund Semiannual Report	25

Financial Highlights  (Cont.)

Administrative Class

Per Share Data for the Periods Ended:	12/31/2009†	6/30/2009

Net Asset Value Beginning of Period	$11.50	$16.23
Investment Operations:
Net Investment Income(a)	0.16	0.20
Net Realized and Change in Unrealized Gain (Loss) on investments, capital contribution from affiliate, options written and foreign currency transactions(a)	2.73	(4.78)
Total from Investment Operations	2.89	(4.58)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.22)	(0.15)
Net Realized Capital Gains	—	—	(b)
Total Dividends and Distributions	(0.22)	(0.15)
Fund Redemption Fees(a)	—	—	(b)
Net Asset Value End of Period	$14.17	$11.50	(f)
Total Return(g)	25.20%	(28.12	)%(f)
Net Assets End of Period (000s)	$8,312	$9,800
Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	1.13%*	1.06%
Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	1.13%*	1.07%
Ratio of Net Investment Income to Average Net Assets	2.47%*	1.07%
Portfolio Turnover Rate	13%	201%

†	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding.
(b)	Less than $0.01 per share.
(c)	Repayments by the Investment Manager increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the Investment Manager had not made repayments, end of period net asset value and total return would have been $24.51 and (1.55)%, respectively.
(d)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $21.83 and 6.31%, respectively.
(e)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(f)	Capital contribution from Affiliate increased the end of period net asset value by $0.22 and total return by 1.37%. If the Affiliate had not made payments, end of period net asset value and total return would have been $11.28 and (29.49)%, respectively.
(g)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.

26	NFJ Renaissance Fund Semiannual Report	12.31.09	See Accompanying Notes to Financial Statements

6/30/2008		6/30/2007		6/30/2006		6/30/2005

$22.89		$21.86		$24.53		$24.90

0.18		0.11		0.09		0.04
(2.61)		4.08		1.47		(0.41)
(2.43)		4.19		1.56		(0.37)

(0.07)		—		—		—
(4.16)		(3.16)		(4.23)		—
(4.23)		(3.16)		(4.23)		—
—	(b)	—	(b)	—	(b)	—
$16.23		$22.89		$21.86	(d)	$24.53	(c)
(12.83)%		20.46%		6.45	%(d)	(1.49	)%(c)
$40,749		$80,521		$127,136		$189,795
1.04	%(e)	1.08	%(e)	1.11%		1.11%
1.04	%(e)	1.08	%(e)	1.11%		1.11%
0.89%		0.48%		0.40%		0.15%
82%		112%		85%		101%

See Accompanying Notes to Financial Statements	12.31.09	NFJ Renaissance Fund Semiannual Report	27

Notes to Financial Statements

December 31, 2009

(Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of twenty-nine separate investment funds. These financial statements pertain to Allianz NFJ Renaissance Fund (the “Fund”) one of the funds offered by the Trust. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”) Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Trust may offer up to seven classes of shares: A, C, D, P, R, Institutional and Administrative. Effective November 1, 2009, Class B shares of the Funds were no longer available for purchase except through exchange or dividend redemptions.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

28	NFJ Renaissance Fund Semiannual Report	12.31.09

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the six months ended December 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at December 31, 2009 in valuing the Fund’s assets and liabilities is listed below:

	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value at 12/31/09
Investments in Securities—Assets
Common Stock	$800,919	—	—	$800,919
Repurchase Agreements	—	$19,091	—	19,091
Total Investments	800,919	19,091	—	820,010

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Expenses are recorded on an accrual basis.

Dividends received by real estate investment trust securities may include a return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

12.31.09	NFJ Renaissance Fund Semiannual Report	29

Notes to Financial Statements  (Cont.)

December 31, 2009

(Unaudited)

(d) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Fund, if any, will be distributed annually.

The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and has been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multi-Class Operations.  Each class offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Federal Income Taxes.  The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on the extent of distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at December 31, 2009. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(g) Foreign Currency Transaction.  The Funds accounting records are maintained in U.S. dollars as fallows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and change in unrealized gain (loss) on investments.

30	NFJ Renaissance Fund Semiannual Report	12.31.09

(h) Foreign Taxes on Dividends.  Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $47,880.

(i) Repurchase Agreements.  The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value or the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

2.	PRINCIPAL RISK

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risks). The Fund is exposed to various risks such as, but not limited to, foreign currency, market price and credit/counterparty risks.

The Fund may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The market values of equity securities, such as common stock and preferred stock or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

12.31.09	NFJ Renaissance Fund Semiannual Report	31

Notes to Financial Statements  (Cont.)

December 31, 2009

(Unaudited)

The Fund may be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund may seek to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to Counterparty risk, consist principally of cash due from counterparties and investments. NFJ Investment Group LLC (“NFJ”), as the investment sub-adviser, seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3.	INVESTMENT MANAGER/DISTRIBUTOR/FEES & EXPENSES

Investment Advisory Fee.  The Investment Manager, serves as investment manager to the Fund, pursuant to an investment management contract. The Investment Manager receives a monthly fee from the Fund at an annual rate based on the average daily net assets of the Fund. The Investment Management Fee is charged at the annual rate as noted in the following table.

The Fund‘s sub-adviser, NFJ, under the supervision of the Investment Manager, directs the investments of the Fund’s assets. The Investment Management fees received by the Investment Manager are paid all or in part to the sub-adviser in accordance with the portfolio management agreement.

Administration Fee.  The Investment Manager provides administrative services to the Fund and also bears the cost of most third-party administrative services required by the Fund, and in return it receives from the Fund a monthly administration fee based on each share class’ average daily net assets.

The Investment Management Fee and Administration Fee for all classes are charged at an annual rate as noted in the following table:

All Classes	Inst’l Class(1)		Admin. Class(1)		Class A, B, C, D and R(1)(2)
Investment Management Fee	Administration Fee	Effective Administration Fee	Administration Fee	Effective Administration Fee	Administration Fee	Effective Administration Fee
0.60%	0.30%	0.27%	0.30%	0.27%	0.40%	0.40%
(1)	Total administrative fee rate for each share class shall be reduced according to the following schedule: 0.025% per annum on net assets in excess of $1 billion, an additional 0.025% per annum on net assets in excess of $2.5 billion, an additional 0.025% per annum on net assets in excess of $5 billion and an additional 0.025% per annum on net assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro-rata basis by reference to the percentage of the Fund’s average daily net assets attributable to the class.
(2)	The administration agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of an additional 0.25% for Class D shares. Therefore, the administrative fee rate for Class D shares of each Fund is 0.25% greater than the fee set forth above.

32	NFJ Renaissance Fund Semiannual Report	12.31.09

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Fund is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the six months ended December 31, 2009.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Fund, certain distribution fees from the Fund, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Fund and the maintenance of shareholder accounts, certain servicing fees from the Fund.

Pursuant to the Distribution and Servicing Plans adopted by the Class D shares of the Fund, the Fund compensates the Distributor or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class D.

The Fund paid the Distributor distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee(%)
Class A	—	0.25
Class B	0.75	0.25
Class C	0.75	0.25
Class D	—	0.25
Class R	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2009, the Distributor received $50,773 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Fund is responsible for the following expenses: (i) salaries and other compensation of any of the Fund’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Manager or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Manager or the Fund, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or

12.31.09	NFJ Renaissance Fund Semiannual Report	33

Notes to Financial Statements  (Cont.)

December 31, 2009

(Unaudited)

allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Fund’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Fund or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Fund has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Fund, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Fund on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Fund, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	INVESTMENTS IN SECURITIES

Purchases and sales of investments other than short-term securities and U.S. Government obligations for the six months ended December 31, 2009, were $97,792,938 and $162,456,028, respectively.

5.	INCOME TAX INFORMATION

As at December 31, 2009, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

Cost of Investments	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
$695,205	$134,786	$(9,981)	$124,805

6.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,777	$23,010	5,905	$71,112
Class B	67	756	163	1,585
Class C	270	3,016	486	4,623
Class D	21	281	51	568
Class R	125	1,430	445	4,489
Institutional Class	126	1,729	835	9,157
Administrative Class	141	1,901	278	3,257

34	NFJ Renaissance Fund Semiannual Report	12.31.09

	Six Months ended 12/31/2009 (unaudited)		Year ended 6/30/2009
	Shares	Amount	Shares	Amount
Issued in reinvestment of dividends and distributions:
Class A	326	$4,462	493	$5,019
Class B	112	1,339	65	585
Class C	166	1,954	172	1,513
Class D	9	133	15	155
Class R	17	208	25	228
Institutional Class	18	259	41	434
Administrative Class	14	193	17	185
Cost of shares redeemed:
Class A	(3,771)	(48,702)	(11,123)	(126,197)
Class B	(1,694)	(19,119)	(9,981)	(104,343)
Class C	(2,223)	(24,817)	(7,619)	(74,312)
Class D	(252)	(3,429)	(474)	(5,435)
Class R	(283)	(3,228)	(859)	(8,562)
Institutional Class	(912)	(12,018)	(605)	(6,884)
Administrative Class	(420)	(5,850)	(1,954)	(26,044)
Net decrease resulting from Fund share transactions	(6,366)	$(76,492)	(23,624)	$(248,867)

7.	AFFILIATED TRANSACTIONS

On March 13, 2009, Allianz Global, an affiliate of the Adviser, purchased all of the securities issued by Axon Financial Funding LLC (“Axon Notes”) and Gryphon Funding Limited (including certain residual notes issued by SIV Portfolio PLC, a predecessor entity of Gryphon Funding Limited (“Gryphon Notes”), and together with the Axon Notes, the “Notes”) held as investments of collateral for securities on loan under the Fund’s securities lending program. The Notes were purchased for cash, based on the Notes’ fair value, plus accrued interest. An additional amount was contributed to the Fund by the Adviser, so that, in effect, the Fund received from the sale the full principal value of the Notes, plus accrued interest. The total of the purchase price and the capital contribution amounts received by the Fund were $19,964,097 and $14,693,352 for the Axon Notes and Gryphon Notes, respectively. In connection with the sale, the irrevocable letter of credit issued by The Bank of New York to the Fund, which provided financial support to the Fund with the result that the Fund effectively valued each Axon Note and Gryphon Note position at its full principal amount, was surrendered without being drawn upon by the Fund.

8.	LEGAL PROCEEDINGS

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and the Distributor settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of PEA Growth Fund (now OCC Growth Fund), PEA Opportunity

12.31.09	NFJ Renaissance Fund Semiannual Report	35

Notes to Financial Statements  (Cont.)

December 31, 2009 (unaudited)

Fund (now OCC Opportunity Fund), PEA Innovation Fund and PEA Target Fund (now OCC Target Fund). PEA, the Distributor and Allianz Global reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. Allianz Global, the Investment Adviser, PEA and the Distributor paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global, the Investment Manager, the Distributor, PEA, and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of Fund shareholders or the Funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of OCC Target Fund and one individual shareholder of OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). The Trust ceased participating in the Program effective March 16, 2009. Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action sought inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, the Investment Manager and the Distributor believe that these matters are not likely to have a material adverse affect on the Fund or on the Investment Manager’s, the Sub-Manager’s or the Distributor’s ability to perform their respective investment advisory or distribution services relating to the Fund.

The foregoing speaks only as of the date hereof.

9.	SUBSEQUENT EVENT

Fund management has determined there was no subsequent events following the six months ended December 31, 2009 through February 23, 2010, which is the date the financial statements were issued.

36	NFJ Renaissance Fund Semiannual Report	12.31.09

Board Approval of Investment Advisory and Portfolio Management Agreements

December 31, 2009 (unaudited)

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of the Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreement between the Adviser and the sub-adviser for the Fund (collectively, the “Agreements”). The sub-adviser for the Fund appearing in this report is NFJ Investment Group LLC (“NFJ” or, the “Sub-Adviser”).

At an in-person meeting held in September 2009, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2010.

The material factors and conclusions that formed the basis of these approvals for the Fund are discussed below.

Review Process

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Adviser furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements.

The Board and/or the Independent Trustees (in most cases through the Board’s Contract Committee) met in person and telephonically a number of times in the months prior to the September 2009 meeting noted above, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements, as well as in October and December 2009, for the specific purpose of considering the continuation of the Funds’ administration arrangements and certain changes thereto (together, the “contract review meetings”). In addition, the Trustees consider matters bearing on the Fund and its investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of the Fund’s investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Adviser with respect to the Fund.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Adviser and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Adviser. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Fund’s investment management and related fee arrangements are the result of years of review and

12.31.09	NFJ Renaissance Fund Semiannual Report	37

Board Approval of Investment Advisory and Portfolio Management Agreements  (Unaudited)

December 31, 2009

discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a fund-by-fund basis across the Trust, and their determinations were made separately in respect of the Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

Nature, Extent and Quality of Services

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Fund by the Adviser and the Sub-Adviser. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Fund and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by the Sub-Adviser to manage the Fund, (c) possible conflicts of interest and fall-out benefits, (d) brokerage and execution practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Adviser, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Adviser, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Fund. In addition to considering the Fund’s investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Fund and the Sub-Adviser, noting that the Allianz Funds are multi-manager funds sub-advised by autonomous, and in one case unaffiliated, sub-advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. The Trustees also noted the complexities of overseeing the Sub-Adviser. The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Fund given current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that the Adviser and Sub-Adviser would be managing the Fund.

The Trustees noted that, pursuant to the Portfolio Management Agreement, the Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. They took into account that the Sub-Adviser implements the Fund’s investment programs (subject to the terms of the prospectus), analyzes economic trends, evaluates the risk/return characteristics of the Fund, constructs the Fund’s portfolios, monitors the Fund’s compliance with investment restrictions, and reports to the Trustees. In addition to considering the Fund’s investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Adviser in managing the Fund and the in-house research capabilities of the Sub-Adviser. They also considered various investment resources available to the Sub-Adviser, including research services acquired with “soft dollars” available to the Sub-Adviser as a result of securities transactions effected for the Fund and other clients. The Trustees reviewed the Sub-Adviser’s compliance program, including any enhancements made during the past year.

38	NFJ Renaissance Fund Semiannual Report	12.31.09

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Adviser, the Adviser provides or procures through third-party service providers most administrative services required by the Fund under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Fund, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Fund, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides the Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Fund’s interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account that the Adviser had, at the Board’s request, considered various alternative advisory and administrative fee arrangements for the Fund and recommended that no action be taken to fundamentally change the Fund’s current fee structure at this time but that the Board and the Adviser had agreed to certain changes to the Trust’s administrative fee schedule and breakpoints, as described under “Fees and Other Expenses” below.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the management and oversight services of the Adviser and the services of the Sub-Adviser are of a nature, extent and quality sufficient for renewal of the Agreements.

Fund Performance

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Fund, including comparisons of the Fund’s investment results with those of peer mutual funds in a performance universe, as selected for the Fund by Lipper and modified to remove funds with comparability problems (e.g., a fund with fewer than $10 million in assets) or those that are not sales force distributed. Comparisons were made over the one-, three-, five- and ten-year periods ended June 30, 2009, and reviewed together with an analysis of the comparative performance information prepared by an independent consultant. In evaluating relative performance, the Trustees focused on a comparison the Fund’s Class A share performance against performance of the Fund’s performance universe over the one-, three- and five-year periods. The Trustees also considered information comparing the performance of funds and institutional accounts managed in a similar manner by the Sub-Adviser to that of the Fund. The Trustees noted that the Adviser had demonstrated on a number of occasions its willingness to change sub-advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for the Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

The Trustees reviewed comparative information showing performance of the Fund against its performance universe. The Fund’s performance was below median (in the third quartile) for the one- and three-year periods and below median (in the fourth quartile) for the five-year period.

12.31.09	NFJ Renaissance Fund Semiannual Report	39

Board Approval of Investment Advisory and Portfolio Management Agreements  (Unaudited)

December 31, 2009

Based on this and other information, and taking into account the proposed changes to the Trust’s administrative fee schedule and breakpoints as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the Adviser’s and Sub-Advisers’ performance record and process in managing the Funds were sufficient to support continuation of the Agreements.

Fees and Other Expenses

The Trustees considered the advisory fees paid by the Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Adviser. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of the Fund’s fees and expenses to its Lipper peer group. The Trustees also considered the administrative fee rate paid by the Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Fund’s advisory fees versus its peer group and peer universe as provided by Lipper; (ii) the level of the Fund’s sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Adviser, and the services provided by the Adviser, on the one hand, and the Sub-Adviser, on the other hand; (iv) that the Adviser (and not the Fund) pays the sub-advisory fees; (v) that the Fund pays a unitary fee for non-advisory services, which differentiates the Fund from many in the industry; (vi) the Fund’s total expenses as compared to those funds in its peer group and peer universe as provided by Lipper; and (vii) the results of the Adviser’s 2009 complex-wide breakpoint analysis.

The Trustees also considered information showing the advisory fees charged by the Sub-Adviser to any institutional and other accounts with investment objectives similar to those of the Fund. The information indicated that the fee rates paid to the Sub-Adviser by the Adviser with respect to the Fund were not necessarily as low as the fee rates charged by the Sub-Adviser to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Adviser to the Fund relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Fund, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by the Fund under the Administration Agreement, including in light of the total expenses of the Fund and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for the Fund and each share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of the Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2009, six funds within the Trust were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees considered the savings realized by shareholders under this arrangement. Following discussions with and input from the Adviser, and taking into account among other things the Adviser’s 2009 complex-wide breakpoint analysis, the Board approved changes to the Trust’s administrative fee schedule and breakpoints with the following principal features: (i) a revised administrative fee breakpoint schedule for the various Funds and share classes that applies the same schedules to particular categories of Funds (i.e., domestic, global and international Funds) and breakpoints at the same aggregate net asset levels for all share classes within each Fund category and (ii) adjustments to the contractual administrative fee base rates for particular share classes and categories of Funds, which resulted in fee increases in certain cases (including for Institutional,

40	NFJ Renaissance Fund Semiannual Report	12.31.09

Administrative and Class P shares of domestic Funds) and decreases in others (including for all share classes of international Funds and for Class A, B, C, D and R shares of global Funds). The Board noted that the overall impact of the changes would be a net increase in total administrative fees paid by the Trust based on then-current asset levels, and determined that the changes were reasonable and appropriate under the circumstances, including taking into account the Adviser’s view that the changes would result in a more uniform and rational administrative fee structure for the Trust and its constituent Funds and share classes, as well as the Adviser’s intention to review and monitor the actual impact of the changes and consider possible adjustments that might be appropriate in future periods.

The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated and the Adviser’s indication that it would not be willing to outsource its provision of administrative services while continuing to provide advisory services. They also took into account the Adviser’s implementation of modified disclosure in the Fund’s prospectuses regarding administrative fees.

The Trustees reviewed information provided by Lipper and an independent consultant comparing the Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for two share classes (retail and institutional share classes) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year ended June 30, 2009. The fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

For the NFJ Renaissance Fund, advisory fees were below median and total expense ratios were below median for both the retail and institutional expense groups.

The Trustees evaluated the Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with the Fund (described below) and possible economies of scale (described below). The Trustees also noted the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in the Fund.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements and other considerations discussed above, that the fees and expenses to be charged under the Agreements represent reasonable compensation to the Adviser and the Sub-Adviser in light of the services provided and should be continued, taking into account revision to the Funds’ administrative fee arrangements noted above among other factors.

Costs of Services Provided and Profitability

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Adviser and the costs incurred by the Sub-Adviser in providing services to the Fund) and the estimated profitability of the Adviser’s relationship with the Fund, including profitability reports prepared by management detailing the costs of services provided to the Fund by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Fund, each for the fiscal year ended June 30, 2009. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability. They took into account, among other things, information and analyses of an independent consultant regarding the methodology used and the profitability information provided, and the Adviser’s willingness to continue

12.31.09	NFJ Renaissance Fund Semiannual Report	41

Board Approval of Investment Advisory and Portfolio Management Agreements  (Unaudited)

December 31, 2009

to consider refinements and enhancements to its allocation methodologies used to estimate profitability. The Trustees also considered information from the Adviser indicating that its estimated profitability in 2009 was considerably lower than that in 2008 due to significant declines in the Fund’s assets under management resulting in part from declining market conditions since the end of the 2008 fiscal year.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to the Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a fund-by-fund basis within the Trust, as well as profitability separately as to advisory and administrative functions on a fund-by-fund basis within the Trust. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly-traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between funds of the Trust, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain funds of the Trust, but generally not unreasonable under the circumstances.

Possible Fall-Out Benefits

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Adviser from its relationship with the Fund, including non-advisory fee compensation to be paid to the Adviser, the Sub-Adviser and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Fund’s distributor, an affiliate of the Adviser), as well as reputational and other “fall-out” benefits. During the course of the year the Trustees received presentations from the Sub-Adviser about its trading practices and brokerage arrangements, including its policies with respect to research provided to the Sub-Adviser in connection with trade execution for the Fund (soft dollar arrangements). The Trustees also considered the benefits associated with the Fund’s use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that the fall-out benefits are acceptable at the present time.

Possible Economies of Scale

The Trustees considered the extent to which the Adviser and the Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the Fund. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Trust’s funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline, such as was the case during the 2009 fiscal year. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider breakpoints in the Fund’s administrative fee as a means of sharing any economies of scale or efficiencies

42	NFJ Renaissance Fund Semiannual Report	12.31.09

with Fund shareholders and in this context took into account the changes to the Trust’s administrative fee schedule and breakpoints discussed above. The Trustees also noted that the Adviser had reported that as of June 30, 2009, six Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of any economies of scale or efficiencies between Fund shareholders and the Adviser at the present time.

Conclusions

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Fund and its shareholders, and should be approved.

12.31.09	NFJ Renaissance Fund Semiannual Report	43

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

NFJ Investment Group LLC

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services-Midwest, Inc.:

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

For Account Information

Contact your financial advisor, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107. For Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com

The financial information included herein is taken from the records of the Fund without examination by an independent registered accounting firm, who did not express an opinion hereon.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ038SA_28195

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial and Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

ITEM 12.	EXHIBITS

(a)	Exhibit 99.Cert—Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906Cert—Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By	/S/ E. BLAKE MOORE, JR.
E. Blake Moore, Jr.,
President & Chief Executive Officer

Date: March 5, 2010

By	/s/ BRIAN S. SHLISSEL
Brian S. Shlissel,
Treasurer, Principal Financial & Accounting Officer

Date: March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ E. BLAKE MOORE, JR.
E. Blake Moore, Jr.,
President & Chief Executive Officer

Date: March 5, 2010

By	/s/ BRIAN S. SHLISSEL
Brian S. Shlissel,
Treasurer, Principal Financial & Accounting Officer

Date: March 5, 2010